UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2010

Item 1. Reports to Stockholders

Fidelity®
Select Portfolios®

Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Consumer Discretionary Sector
Automotive Portfolio	<Click Here>
Construction and Housing Portfolio	<Click Here>
Consumer Discretionary Portfolio	<Click Here>
Leisure Portfolio	<Click Here>
Multimedia Portfolio	<Click Here>
Retailing Portfolio	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to February 28, 2010).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Automotive Portfolio	.95%
Actual		$ 1,000.00	$ 1,143.90	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76
Construction and Housing Portfolio	.99%
Actual		$ 1,000.00	$ 1,058.50	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96
Consumer Discretionary Portfolio	1.06%
Actual		$ 1,000.00	$ 1,159.50	$ 5.68
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Leisure Portfolio	.90%
Actual		$ 1,000.00	$ 1,133.00	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Multimedia Portfolio	1.04%
Actual		$ 1,000.00	$ 1,206.80	$ 5.69
HypotheticalA		$ 1,000.00	$ 1,019.64	$ 5.21
Retailing Portfolio	.93%
Actual		$ 1,000.00	$ 1,180.20	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	215.39%	-0.30%	5.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Michael Weaver, Portfolio Manager of Select Automotive Portfolio: The fund advanced 215.39% during the past year, significantly outperforming the S&P 500 and the 206.22% return of its industry benchmark, the S&P® Custom Automobiles & Components Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Relative to its S&P industry index, strong stock selection and an overweighting in auto parts and equipment fueled most of the fund's outperformance. Out-of-index stock picks in trucking and consumer electronics also aided results, as did underweighting motorcycle manufacturers - primarily Harley-Davidson. In terms of other individual holdings, the biggest contributor to relative results was a substantially overweighted position in Tenneco, which makes vehicle exhaust-system and suspension components. The company faced several challenges early in 2009 that weighed on its stock price. These included lower industry sales, risk that the domestic supply chain could collapse due to the failure of large customers GM and Chrysler and concern that the company may default on a portion of its outstanding debt. However, the stock rallied dramatically after the government announced it would provide support to manufacturers and suppliers to prevent a supply-chain collapse, and Tenneco received a waiver from its lender to avoid defaulting on its debt. The fund also benefited from not holding GM as it went through bankruptcy. My out-of-benchmark investment in rental car provider Avis Budget Group rallied from depressed levels as the company emerged from the weakest point in its business cycle and investors anticipated improving pricing power and better long-term earnings potential. I sold Avis during the period. Lastly, overweighting auto-parts maker Federal-Mogul also helped. On the downside, positioning in automobile manufacturers was by far the biggest detractor, including a large underweighting in major index component Ford Motor. Ford gained market share at the expense of both GM and Chrysler, and its stock price moved steadily higher as a result. As its shares rose in value, Ford was able to restructure its balance sheet on more-favorable terms than I had anticipated. An underweighting in American Axle & Manufacturing Holdings - a key supplier to GM - also cut into returns, as its stock rebounded sharply. The company avoided bankruptcy after receiving substantial financial assistance from GM. Untimely ownership of non-benchmark automotive retailer Sonic Automotive was another detractor. Stock choices in automotive retail, construction/farm machinery/heavy trucks, tires/rubber and distributors also dampened results, as did holding an average cash position of approximately 2% in a rallying market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Automotive Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Honda Motor Co. Ltd. sponsored ADR	11.7	0.0
Toyota Motor Corp. sponsored ADR	11.1	0.0
Daimler AG	7.6	0.9
Johnson Controls, Inc.	6.7	20.4
BorgWarner, Inc.	6.5	8.2
Tenneco, Inc.	5.0	3.3
Gentex Corp.	4.5	4.4
TRW Automotive Holdings Corp.	4.2	5.1
Sonic Automotive, Inc. Class A (sub. vtg.)	3.6	4.8
Autoliv, Inc.	3.6	7.7
	64.5
Top Industries (% of fund's net assets)
As of February 28, 2010
Auto Components	48.6%
Automobiles	36.8%
Specialty Retail	11.0%
Household Durables	1.5%
Machinery	1.3%
All Others*	0.8%

As of August 31, 2009
Auto Components	64.3%
Specialty Retail	17.2%
Automobiles	8.8%
Road & Rail	4.6%
Machinery	3.5%
All Others*	1.6%

* Includes short-term investments and net other assets.

Annual Report

Automotive Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
AUTO COMPONENTS - 48.6%
Auto Parts & Equipment - 45.7%
American Axle & Manufacturing Holdings, Inc. (a)(c)	266,200	$ 2,611,422
ArvinMeritor, Inc. (a)(c)	321,900	3,753,354
Autoliv, Inc.	117,555	5,244,129
BorgWarner, Inc.	253,300	9,488,618
Dana Holding Corp. (a)	409,500	4,656,015
Exide Technologies (a)	631,000	3,628,250
Federal-Mogul Corp. Class A (a)	122,424	2,366,456
Gentex Corp.	341,500	6,628,515
Johnson Controls, Inc.	313,070	9,736,477
Magna International, Inc. Class A (sub. vtg.)	85,200	4,858,161
Modine Manufacturing Co. (a)	37,800	355,320
Tenneco, Inc. (a)	365,180	7,362,029
TRW Automotive Holdings Corp. (a)	225,700	6,064,559
		66,753,305
Tires & Rubber - 2.9%
Cooper Tire & Rubber Co.	30,500	534,970
The Goodyear Tire & Rubber Co. (a)	278,026	3,611,558
		4,146,528
TOTAL AUTO COMPONENTS		70,899,833
AUTOMOBILES - 36.8%
Automobile Manufacturers - 34.4%
Daimler AG	265,100	11,083,831
Ford Motor Co. (a)	246,761	2,896,974
Honda Motor Co. Ltd. sponsored ADR (c)	491,500	17,010,815
Thor Industries, Inc.	69,600	2,361,528
Toyota Motor Corp. sponsored ADR (c)	216,800	16,223,144
Winnebago Industries, Inc. (a)(c)	52,900	617,872
		50,194,164
Motorcycle Manufacturers - 2.4%
Harley-Davidson, Inc. (c)	144,900	3,565,989
TOTAL AUTOMOBILES		53,760,153
HOUSEHOLD DURABLES - 1.5%
Consumer Electronics - 1.5%
Harman International Industries, Inc.	51,300	2,213,082
MACHINERY - 1.3%
Construction & Farm Machinery & Heavy Trucks - 1.3%
Commercial Vehicle Group, Inc. (a)	48,087	238,992

	Shares	Value
Cummins, Inc.	12,800	$ 726,784
Navistar International Corp. (a)	25,500	998,580
		1,964,356
SOFTWARE - 0.4%
Application Software - 0.4%
Solera Holdings, Inc.	18,700	638,792
SPECIALTY RETAIL - 11.0%
Automotive Retail - 11.0%
Asbury Automotive Group, Inc. (a)	262,526	3,053,177
Group 1 Automotive, Inc. (a)	99,500	2,763,115
Lithia Motors, Inc. Class A (sub. vtg.) (a)(c)	465,700	2,971,166
Penske Automotive Group, Inc. (a)	139,000	2,022,450
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(c)	509,900	5,251,970
		16,061,878
TOTAL COMMON STOCKS (Cost $129,700,823)		145,538,094
Money Market Funds - 21.8%

Fidelity Cash Central Fund, 0.16% (d)	371,609	371,609
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	31,420,975	31,420,975
TOTAL MONEY MARKET FUNDS (Cost $31,792,584)		31,792,584
TOTAL INVESTMENT PORTFOLIO - 121.4% (Cost $161,493,407)		177,330,678
NET OTHER ASSETS - (21.4)%		(31,308,021)
NET ASSETS - 100%		$ 146,022,657
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,732
Fidelity Securities Lending Cash Central Fund	36,625
Total	$ 43,357
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	66.3%
Japan	22.8%
Germany	7.6%
Canada	3.3%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2011 approximately $3,841,985 of losses recognized during the period November 1, 2009 to February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $30,770,851) - See accompanying schedule: Unaffiliated issuers (cost $129,700,823)	$ 145,538,094
Fidelity Central Funds (cost $31,792,584)	31,792,584
Total Investments (cost $161,493,407)		$ 177,330,678
Receivable for fund shares sold		498,564
Dividends receivable		22,200
Distributions receivable from Fidelity Central Funds		5,298
Prepaid expenses		503
Other receivables		8,508
Total assets		177,865,751

Liabilities
Payable for investments purchased	$ 3,488
Payable for fund shares redeemed	287,137
Accrued management fee	66,883
Other affiliated payables	35,856
Other payables and accrued expenses	28,755
Collateral on securities loaned, at value	31,420,975
Total liabilities		31,843,094

Net Assets		$ 146,022,657
Net Assets consist of:
Paid in capital		$ 131,669,022
Accumulated net investment loss		(60)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,483,331)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,837,026
Net Assets, for 4,616,440 shares outstanding		$ 146,022,657
Net Asset Value, offering price and redemption price per share ($146,022,657 ÷ 4,616,440 shares)		$ 31.63

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 658,032
Interest		7
Income from Fidelity Central Funds (including $36,625 from security lending)		43,357
Total income		701,396

Expenses
Management fee	$ 537,285
Transfer agent fees	263,622
Accounting and security lending fees	39,080
Custodian fees and expenses	15,123
Independent trustees' compensation	552
Registration fees	40,867
Audit	38,399
Legal	284
Interest	61
Miscellaneous	1,009
Total expenses before reductions	936,282
Expense reductions	(11,797)	924,485
Net investment income (loss)		(223,089)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,553,550
Foreign currency transactions	(5,810)
Total net realized gain (loss)		12,547,740
Change in net unrealized appreciation (depreciation) on: Investment securities	32,049,379
Assets and liabilities in foreign currencies	411
Total change in net unrealized appreciation (depreciation)		32,049,790
Net gain (loss)		44,597,530
Net increase (decrease) in net assets resulting from operations		$ 44,374,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (223,089)	$ 255,828
Net realized gain (loss)	12,547,740	(6,816,202)
Change in net unrealized appreciation (depreciation)	32,049,790	(7,681,859)
Net increase (decrease) in net assets resulting from operations	44,374,441	(14,242,233)
Distributions to shareholders from net investment income	(69,440)	(188,395)
Distributions to shareholders from net realized gain	-	(6,728)
Total distributions	(69,440)	(195,123)
Share transactions Proceeds from sales of shares	237,075,048	14,431,650
Reinvestment of distributions	67,208	185,758
Cost of shares redeemed	(143,070,227)	(18,426,076)
Net increase (decrease) in net assets resulting from share transactions	94,072,029	(3,808,668)
Redemption fees	64,595	4,272
Total increase (decrease) in net assets	138,441,625	(18,241,752)

Net Assets
Beginning of period	7,581,032	25,822,784
End of period (including accumulated net investment loss of $60 and undistributed net investment income of $66,298, respectively)	$ 146,022,657	$ 7,581,032
Other Information Shares
Sold	8,989,665	682,736
Issued in reinvestment of distributions	3,926	12,936
Redeemed	(5,130,314)	(696,837)
Net increase (decrease)	3,863,277	(1,165)

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 34.23	$ 40.24	$ 34.35	$ 34.10
Income from Investment Operations
Net investment income (loss) C	(.06)	.42	.18	.06	.06
Net realized and unrealized gain (loss)	21.67	(24.30)	(4.98)	5.85	.21
Total from investment operations	21.61	(23.88)	(4.80)	5.91	.27
Distributions from net investment income	(.07)	(.28)	(.13)	(.06)	(.07)
Distributions from net realized gain	-	(.01)	(1.11)	-	-
Total distributions	(.07)	(.29)	(1.24)	(.06)	(.07)
Redemption fees added to paid in capital C	.02	.01	.03	.04	.05
Net asset value, end of period	$ 31.63	$ 10.07	$ 34.23	$ 40.24	$ 34.35
Total Return A, B	215.39%	(69.99)%	(12.11)%	17.33%	.94%
Ratios to Average Net Assets D, F
Expenses before reductions	.99%	1.47%	1.19%	1.58%	1.59%
Expenses net of fee waivers, if any	.99%	1.15%	1.15%	1.22%	1.25%
Expenses net of all reductions	.97%	1.15%	1.15%	1.21%	1.19%
Net investment income (loss)	(.23)%	1.73%	.44%	.16%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,023	$ 7,581	$ 25,823	$ 47,708	$ 15,361
Portfolio turnover rate E	156%	156%	258%	256%	206%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	67.46%	-2.36%	9.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Daniel Kelley, Portfolio Manager of Select Construction and Housing Portfolio: The fund returned 67.46% for the 12 months ending February 28, 2010, outperforming the S&P 500 and the 56.39% return of the MSCI® U.S. IM Custom Construction & Housing 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Amid the dramatic stock market turnaround, the homebuilding group was the top contributor to fund performance versus the MSCI index, thanks to good stock selection and a sizable overweighting. Renewed access to capital, rising demand and industry consolidation spurred by the government's homebuyer tax incentive all helped drive homebuilder stocks higher. Security selection and a large underweighting in construction and engineering also helped performance, as did stock picks in three out-of-index categories - retail real estate investment trusts (REITs), real estate services and paper packaging. Conversely, an underweighting in residential REITs detracted from performance, as the group outperformed the MSCI index. The fund's underweighting in the strong-performing building products segment also hurt, but those losses were mitigated by good stock selection there. A modest cash position also curbed results. In terms of individual stocks, out-of-index holdings in paper packaging company Temple-Inland and commercial real estate broker CB Richard Ellis Group topped our list of contributors, followed by homebuilders Meritage Homes and Centex - the latter of which was acquired during the period. Our biggest detractors were underweightings in wallboard manufacturer USG and apartment REIT AvalonBay Communities. An out-of-index position in consumer electronics retailer Best Buy also hurt, as did not owning apartment REIT and index component Mid-America Apartment Communities. Best Buy and Temple-Inland were no longer held at period-end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Construction and Housing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	21.8	19.9
Lowe's Companies, Inc.	18.3	16.8
Equity Residential (SBI)	4.0	2.7
Fluor Corp.	3.7	3.1
Masco Corp.	3.6	2.4
Vulcan Materials Co.	3.5	4.0
Lennar Corp. Class A	3.2	2.1
KB Home	3.1	2.4
Jacobs Engineering Group, Inc.	2.6	2.3
Toll Brothers, Inc.	2.5	2.7
	66.3
Top Industries (% of fund's net assets)
As of February 28, 2010
Specialty Retail	42.6%
Household Durables	15.5%
Construction & Engineering	15.4%
Real Estate Investment Trusts	11.4%
Building Products	5.3%
All Others*	9.8%

As of August 31, 2009
Specialty Retail	41.5%
Construction & Engineering	16.2%
Household Durables	14.8%
Real Estate Investment Trusts	11.6%
Construction Materials	5.4%
All Others*	10.5%

* Includes short-term investments and net other assets.

Annual Report

Construction and Housing Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
BUILDING PRODUCTS - 5.3%
Building Products - 5.3%
Masco Corp.	264,500	$ 3,536,365
Owens Corning (a)	43,100	1,014,143
USG Corp. (a)(c)	52,600	709,048
		5,259,556
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Environmental & Facility Services - 0.4%
Tetra Tech, Inc. (a)	19,800	414,216
CONSTRUCTION & ENGINEERING - 15.4%
Construction & Engineering - 15.4%
EMCOR Group, Inc. (a)	26,000	598,520
Fluor Corp.	86,250	3,691,500
Foster Wheeler AG (a)	82,000	2,018,020
Granite Construction, Inc.	15,800	436,554
Jacobs Engineering Group, Inc. (a)	66,700	2,587,960
KBR, Inc.	84,800	1,756,208
Orion Marine Group, Inc. (a)	25,800	453,048
Quanta Services, Inc. (a)	18,275	347,225
Shaw Group, Inc. (a)	51,000	1,769,700
Tutor Perini Corp. (a)	25,900	512,043
URS Corp. (a)	25,371	1,179,752
		15,350,530
CONSTRUCTION MATERIALS - 3.8%
Construction Materials - 3.8%
Martin Marietta Materials, Inc. (c)	4,350	344,607
Vulcan Materials Co. (c)	80,100	3,477,141
		3,821,748
HEALTH CARE PROVIDERS & SERVICES - 0.5%
Health Care Facilities - 0.5%
Emeritus Corp. (a)	26,700	468,318
HOUSEHOLD DURABLES - 15.5%
Homebuilding - 15.5%
D.R. Horton, Inc.	180,137	2,226,493
KB Home (c)	186,731	3,039,981
Lennar Corp. Class A	191,128	3,136,410
M.D.C. Holdings, Inc.	3,500	119,770
M/I Homes, Inc. (a)	26,400	339,240
Meritage Homes Corp. (a)	9,500	203,205
NVR, Inc. (a)	1,150	814,545
Pulte Homes, Inc. (a)	175,783	1,903,730
Ryland Group, Inc.	39,830	903,743
Standard Pacific Corp. (a)	71,400	301,308
Toll Brothers, Inc. (a)	130,884	2,464,546
		15,452,971
INDUSTRIAL CONGLOMERATES - 0.4%
Industrial Conglomerates - 0.4%
McDermott International, Inc. (a)	16,700	381,595

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 11.4%
Residential REITs - 10.2%
Apartment Investment & Management Co. Class A	76,371	$ 1,274,632
AvalonBay Communities, Inc.	15,919	1,296,125
BRE Properties, Inc.	6,000	202,260
Camden Property Trust (SBI)	19,800	792,990
Equity Residential (SBI)	110,600	3,990,448
Essex Property Trust, Inc. (c)	15,500	1,331,450
Home Properties, Inc.	5,700	261,060
UDR, Inc.	62,038	1,042,238
		10,191,203
Retail REITs - 1.2%
CBL & Associates Properties, Inc.	98,500	1,171,165
TOTAL REAL ESTATE INVESTMENT TRUSTS		11,362,368
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.9%
Diversified Real Estate Activities - 1.5%
The St. Joe Co. (a)(c)	53,800	1,479,500
Real Estate Operating Companies - 1.2%
Forest City Enterprises, Inc. Class A (a)(c)	100,400	1,204,800
Real Estate Services - 1.2%
CB Richard Ellis Group, Inc. Class A (a)	87,622	1,156,610
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		3,840,910
SPECIALTY RETAIL - 42.6%
Home Improvement Retail - 42.6%
Home Depot, Inc.	696,000	21,715,200
Lowe's Companies, Inc.	766,900	18,183,199
Lumber Liquidators Holdings, Inc. (a)(c)	7,600	168,568
Sherwin-Williams Co.	36,100	2,288,018
		42,354,985
TOTAL COMMON STOCKS (Cost $99,012,896)		98,707,197
Money Market Funds - 12.1%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	1,197,564	$ 1,197,564
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	10,879,575	10,879,575
TOTAL MONEY MARKET FUNDS (Cost $12,077,139)		12,077,139
TOTAL INVESTMENT PORTFOLIO - 111.3% (Cost $111,090,035)		110,784,336
NET OTHER ASSETS - (11.3)%		(11,222,487)
NET ASSETS - 100%		$ 99,561,849
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,389
Fidelity Securities Lending Cash Central Fund	17,185
Total	$ 22,574
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $13,637,579 of which $8,111,449 and $5,526,130 will expire on Febru-ary 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $10,520,612) - See accompanying schedule: Unaffiliated issuers (cost $99,012,896)	$ 98,707,197
Fidelity Central Funds (cost $12,077,139)	12,077,139
Total Investments (cost $111,090,035)		$ 110,784,336
Receivable for investments sold		310,644
Receivable for fund shares sold		104,862
Dividends receivable		38,067
Distributions receivable from Fidelity Central Funds		1,059
Prepaid expenses		437
Other receivables		11
Total assets		111,239,416

Liabilities
Payable for investments purchased	$ 654,519
Payable for fund shares redeemed	39,009
Accrued management fee	44,446
Other affiliated payables	29,354
Other payables and accrued expenses	30,664
Collateral on securities loaned, at value	10,879,575
Total liabilities		11,677,567

Net Assets		$ 99,561,849
Net Assets consist of:
Paid in capital		$ 117,853,637
Undistributed net investment income		102,753
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,088,842)
Net unrealized appreciation (depreciation) on investments		(305,699)
Net Assets, for 3,330,939 shares outstanding		$ 99,561,849
Net Asset Value, offering price and redemption price per share ($99,561,849 ÷ 3,330,939 shares)		$ 29.89

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 1,857,645
Income from Fidelity Central Funds (including $17,185 from security lending)		22,574
Total income		1,880,219

Expenses
Management fee	$ 568,830
Transfer agent fees	336,083
Accounting and security lending fees	41,147
Custodian fees and expenses	18,028
Independent trustees' compensation	698
Registration fees	26,457
Audit	36,357
Legal	526
Miscellaneous	1,481
Total expenses before reductions	1,029,607
Expense reductions	(4,456)	1,025,151
Net investment income (loss)		855,068
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,159,027)
Foreign currency transactions	4,743
Total net realized gain (loss)		(2,154,284)
Change in net unrealized appreciation (depreciation) on: Investment securities	43,777,586
Assets and liabilities in foreign currencies	409
Total change in net unrealized appreciation (depreciation)		43,777,995
Net gain (loss)		41,623,711
Net increase (decrease) in net assets resulting from operations		$ 42,478,779

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 855,068	$ 933,523
Net realized gain (loss)	(2,154,284)	(14,835,320)
Change in net unrealized appreciation (depreciation)	43,777,995	(38,400,378)
Net increase (decrease) in net assets resulting from operations	42,478,779	(52,302,175)
Distributions to shareholders from net investment income	(826,043)	(984,426)
Distributions to shareholders from net realized gain	-	(2,251,733)
Total distributions	(826,043)	(3,236,159)
Share transactions Proceeds from sales of shares	78,915,369	123,225,729
Reinvestment of distributions	800,902	3,096,609
Cost of shares redeemed	(104,036,666)	(73,266,365)
Net increase (decrease) in net assets resulting from share transactions	(24,320,395)	53,055,973
Redemption fees	10,659	16,026
Total increase (decrease) in net assets	17,343,000	(2,466,335)

Net Assets
Beginning of period	82,218,849	84,685,184
End of period (including undistributed net investment income of $102,753 and undistributed net investment income of $62,009, respectively)	$ 99,561,849	$ 82,218,849
Other Information Shares
Sold	3,118,032	4,621,586
Issued in reinvestment of distributions	28,811	103,107
Redeemed	(4,380,076)	(2,712,351)
Net increase (decrease)	(1,233,233)	2,012,342

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.01	$ 33.19	$ 45.98	$ 49.42	$ 45.82
Income from Investment Operations
Net investment income (loss) C	.22	.31	.26	.19	- H
Net realized and unrealized gain (loss)	11.91	(14.35)	(8.49)	2.28	3.99
Total from investment operations	12.13	(14.04)	(8.23)	2.47	3.99
Distributions from net investment income	(.25)	(.30)	(.16)	(.05)	(.01)
Distributions from net realized gain	-	(.85)	(4.41)	(5.87)	(.42)
Total distributions	(.25)	(1.15)	(4.57)	(5.92)	(.43)
Redemption fees added to paid in capital C	- H	.01	.01	.01	.04
Net asset value, end of period	$ 29.89	$ 18.01	$ 33.19	$ 45.98	$ 49.42
Total Return A, B	67.46%	(43.68)%	(18.11)%	5.41%	8.98%
Ratios to Average Net Assets D, F
Expenses before reductions	1.01%	1.03%	.98%	1.02%	1.05%
Expenses net of fee waivers, if any	1.01%	1.03%	.98%	1.02%	1.05%
Expenses net of all reductions	1.01%	1.02%	.97%	1.02%	1.01%
Net investment income (loss)	.84%	1.14%	.63%	.41%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,562	$ 82,219	$ 84,685	$ 163,981	$ 244,403
Portfolio turnover rate E	82%	85%	102%	54%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio A	66.54%	0.19%	1.12%

A Prior to October 1, 2006, Consumer Discretionary Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from John Harris, Portfolio Manager of Select Consumer Discretionary Portfolio: For the year ending February 28, 2010, the fund's shares returned 66.54%, ahead of the S&P 500 but underperforming the 82.16% return of the MSCI® U.S. IM Consumer Discretionary 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. The top detractor from the fund's performance versus the MSCI index was its underweighting in automaker Ford Motor, which performed very strongly as the only one of the Big Three automakers to avoid government assistance. The fund's modest cash position also hurt in a strong market. An overweighting and weak picks in automotive retailing detracted as well, including a large position in Advance Auto Parts. Poor stock choices in restaurants also hampered results, with a stake in fast-food chain Burger King Holdings lagging. An overweighting in home-improvement retailer Lowe's - the fund's largest position, on average - and non-benchmark positions in warehouse retail giant Costco and mega-retailer Wal-Mart Stores further detracted. On the positive side, the fund's stake in casino operator Las Vegas Sands was a winner when the company benefited from a public offering of its Sands China property during the period, while hotel and leisure property operator Wyndham Worldwide was another bright spot, representing a cyclical-earnings opportunity as the economy improves. In the footwear area, Iconix Brand Group, an entity that buys down-and-out brands and relaunches them through value retailers, was a key contributor. An underweighting and good stock picks within specialized consumer services also boosted returns. Some of the stocks I've discussed were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Discretionary Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Target Corp.	5.8	6.7
Lowe's Companies, Inc.	5.8	7.0
McDonald's Corp.	5.6	5.1
The Walt Disney Co.	5.5	5.4
Amazon.com, Inc.	3.6	2.4
Staples, Inc.	2.4	3.2
Wyndham Worldwide Corp.	2.2	1.2
Viacom, Inc. Class B (non-vtg.)	2.2	1.9
Advance Auto Parts, Inc.	2.1	2.4
Johnson Controls, Inc.	2.1	2.0
	37.3
Top Industries (% of fund's net assets)
As of February 28, 2010
Hotels, Restaurants & Leisure	22.0%
Specialty Retail	21.7%
Media	21.0%
Multiline Retail	7.6%
Internet & Catalog Retail	4.8%
All Others*	22.9%

As of August 31, 2009
Specialty Retail	22.9%
Media	21.7%
Hotels, Restaurants & Leisure	20.4%
Multiline Retail	6.9%
Household Durables	4.1%
All Others*	24.0%

* Includes short-term investments and net other assets.

Annual Report

Consumer Discretionary Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
AUTO COMPONENTS - 3.3%
Auto Parts & Equipment - 3.3%
BorgWarner, Inc.	17,275	$ 647,122
Gentex Corp.	11,700	227,097
Johnson Controls, Inc.	52,900	1,645,190
		2,519,409
AUTOMOBILES - 3.1%
Automobile Manufacturers - 2.3%
Bayerische Motoren Werke AG (BMW)	4,771	193,475
Ford Motor Co. (a)	136,513	1,602,663
		1,796,138
Motorcycle Manufacturers - 0.8%
Harley-Davidson, Inc.	23,200	570,952
TOTAL AUTOMOBILES		2,367,090
CONSUMER FINANCE - 0.2%
Consumer Finance - 0.2%
Capital One Financial Corp.	4,800	181,200
DISTRIBUTORS - 0.8%
Distributors - 0.8%
Li & Fung Ltd.	134,000	623,200
DIVERSIFIED CONSUMER SERVICES - 3.1%
Education Services - 1.8%
DeVry, Inc.	10,200	644,130
Navitas Ltd.	28,303	122,459
Strayer Education, Inc. (c)	2,700	612,441
		1,379,030
Specialized Consumer Services - 1.3%
Coinstar, Inc. (a)	7,040	208,947
Sotheby's Class A (ltd. vtg.) (c)	18,960	460,728
Steiner Leisure Ltd. (a)	8,100	348,057
		1,017,732
TOTAL DIVERSIFIED CONSUMER SERVICES		2,396,762
FOOD & STAPLES RETAILING - 1.2%
Food Retail - 0.6%
Susser Holdings Corp. (a)(c)	53,083	444,836
Hypermarkets & Super Centers - 0.6%
BJ's Wholesale Club, Inc. (a)	2,900	104,893
Costco Wholesale Corp.	6,200	378,014
		482,907
TOTAL FOOD & STAPLES RETAILING		927,743
HOTELS, RESTAURANTS & LEISURE - 22.0%
Casinos & Gaming - 3.8%
Bally Technologies, Inc. (a)	9,500	393,395
International Game Technology	33,400	586,170

	Shares	Value
Las Vegas Sands Corp. unit	2,710	$ 769,640
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	54,400	219,776
Sands China Ltd.	70,000	99,199
WMS Industries, Inc. (a)	22,800	864,804
		2,932,984
Hotels, Resorts & Cruise Lines - 6.3%
Carnival Corp. unit	33,200	1,193,872
Home Inns & Hotels Management, Inc. sponsored ADR (a)(c)	11,599	389,378
Royal Caribbean Cruises Ltd. (a)	14,400	407,088
Starwood Hotels & Resorts Worldwide, Inc.	30,377	1,175,590
Wyndham Worldwide Corp.	73,600	1,692,064
		4,857,992
Leisure Facilities - 0.4%
Vail Resorts, Inc. (a)	9,300	334,893
Restaurants - 11.5%
BJ's Restaurants, Inc. (a)	18,284	391,278
Brinker International, Inc.	6,400	115,904
Chipotle Mexican Grill, Inc. Class A (a)	2,200	230,362
Darden Restaurants, Inc.	27,000	1,094,850
Jack in the Box, Inc. (a)	12,500	264,000
McDonald's Corp.	67,300	4,297,105
P.F. Chang's China Bistro, Inc. (a)(c)	4,400	186,736
Sonic Corp. (a)	26,790	227,447
Starbucks Corp. (a)	62,500	1,431,875
Texas Roadhouse, Inc. Class A (a)	20,300	272,629
The Cheesecake Factory, Inc. (a)	12,700	300,355
		8,812,541
TOTAL HOTELS, RESTAURANTS & LEISURE		16,938,410
HOUSEHOLD DURABLES - 4.2%
Home Furnishings - 1.1%
Mohawk Industries, Inc. (a)	7,500	386,850
Tempur-Pedic International, Inc. (a)	15,300	434,520
		821,370
Homebuilding - 2.0%
Lennar Corp. Class A	25,970	426,168
M.D.C. Holdings, Inc.	2,700	92,394
Meritage Homes Corp. (a)	9,300	198,927
NVR, Inc. (a)	186	131,744
Pulte Homes, Inc. (a)	40,430	437,857
Toll Brothers, Inc. (a)	12,900	242,907
		1,529,997
Household Appliances - 1.1%
Black & Decker Corp.	3,900	282,633
Whirlpool Corp.	6,900	580,704
		863,337
TOTAL HOUSEHOLD DURABLES		3,214,704
Common Stocks - continued
	Shares	Value
INTERNET & CATALOG RETAIL - 4.8%
Internet Retail - 4.8%
Amazon.com, Inc. (a)	23,400	$ 2,770,560
Blue Nile, Inc. (a)	8,103	415,198
Expedia, Inc.	22,186	493,417
		3,679,175
INTERNET SOFTWARE & SERVICES - 1.9%
Internet Software & Services - 1.9%
Google, Inc. Class A (a)	2,078	1,094,690
GREE, Inc.	3,200	197,062
Tencent Holdings Ltd.	8,500	166,667
		1,458,419
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Leisure Products - 0.4%
Polaris Industries, Inc.	7,200	329,328
MACHINERY - 0.5%
Industrial Machinery - 0.5%
The Stanley Works	6,600	377,850
MEDIA - 21.0%
Advertising - 2.2%
Interpublic Group of Companies, Inc. (a)	99,878	749,085
Lamar Advertising Co. Class A (a)	17,200	517,376
National CineMedia, Inc.	25,915	416,972
		1,683,433
Broadcasting - 0.7%
Discovery Communications, Inc. Class C (a)	21,000	557,340
Cable & Satellite - 7.1%
Cablevision Systems Corp. - NY Group Class A	26,400	635,712
Comcast Corp. Class A	64,330	1,057,585
DIRECTV (a)	43,203	1,462,422
DISH Network Corp. Class A	17,600	351,472
Time Warner Cable, Inc.	30,947	1,444,915
Virgin Media, Inc.	29,800	482,760
		5,434,866
Movies & Entertainment - 9.9%
DreamWorks Animation SKG, Inc. Class A (a)	5,283	229,599
Madison Square Garden, Inc. Class A (a)	6,400	124,800
The Walt Disney Co.	135,500	4,233,020
Time Warner, Inc.	48,121	1,397,434
Viacom, Inc. Class B (non-vtg.) (a)	56,700	1,681,155
		7,666,008
Publishing - 1.1%
McGraw-Hill Companies, Inc.	24,800	848,160
TOTAL MEDIA		16,189,807

	Shares	Value
MULTILINE RETAIL - 7.6%
Department Stores - 1.8%
Kohl's Corp. (a)	19,900	$ 1,071,018
Nordstrom, Inc.	8,782	324,407
		1,395,425
General Merchandise Stores - 5.8%
Target Corp.	86,700	4,466,780
TOTAL MULTILINE RETAIL		5,862,205
PROFESSIONAL SERVICES - 0.4%
Human Resource & Employment Services - 0.4%
Monster Worldwide, Inc. (a)	23,700	330,615
SPECIALTY RETAIL - 21.7%
Apparel Retail - 4.0%
Citi Trends, Inc. (a)	23,397	695,827
Gymboree Corp. (a)	14,235	619,223
Inditex SA	3,271	192,880
Ross Stores, Inc.	13,400	655,394
rue21, Inc.	3,900	112,086
Urban Outfitters, Inc. (a)	19,100	615,211
Zumiez, Inc. (a)(c)	12,992	186,305
		3,076,926
Automotive Retail - 2.7%
Advance Auto Parts, Inc.	40,600	1,656,480
O'Reilly Automotive, Inc. (a)	10,800	424,440
		2,080,920
Computer & Electronics Retail - 1.1%
Best Buy Co., Inc.	9,372	342,078
hhgregg, Inc. (a)	25,200	525,924
		868,002
Home Improvement Retail - 8.6%
Home Depot, Inc.	52,611	1,641,463
Lowe's Companies, Inc.	187,700	4,450,367
Lumber Liquidators Holdings, Inc. (a)(c)	22,000	487,960
		6,579,790
Homefurnishing Retail - 1.0%
Bed Bath & Beyond, Inc. (a)	10,700	445,227
Williams-Sonoma, Inc.	13,600	291,856
		737,083
Specialty Stores - 4.3%
Cabela's, Inc. Class A (a)	24,900	384,954
Indigo Books & Music, Inc.	400	6,645
Office Depot, Inc. (a)	32,800	236,816
OfficeMax, Inc. (a)	22,000	351,340
Signet Jewelers Ltd. (a)	8,600	247,766
Staples, Inc.	71,912	1,852,453
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Specialty Stores - continued
Vitamin Shoppe, Inc.	9,605	$ 190,851
West Marine, Inc. (a)	7,800	73,554
		3,344,379
TOTAL SPECIALTY RETAIL		16,687,100
TEXTILES, APPAREL & LUXURY GOODS - 2.5%
Apparel, Accessories & Luxury Goods - 1.1%
G-III Apparel Group Ltd. (a)	16,045	336,464
Polo Ralph Lauren Corp. Class A	6,800	543,524
		879,988
Footwear - 1.4%
Deckers Outdoor Corp. (a)	1,100	132,220
Iconix Brand Group, Inc. (a)	14,900	194,147
NIKE, Inc. Class B	10,570	714,532
		1,040,899
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,920,887
TOTAL COMMON STOCKS (Cost $65,836,704)		76,003,904
Money Market Funds - 5.1%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	1,995,661	$ 1,995,661
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	1,968,675	1,968,675
TOTAL MONEY MARKET FUNDS (Cost $3,964,336)		3,964,336
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $69,801,040)		79,968,240
NET OTHER ASSETS - (3.8)%		(2,957,430)
NET ASSETS - 100%		$ 77,010,810
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,661
Fidelity Securities Lending Cash Central Fund	8,059
Total	$ 11,720
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 76,003,904	$ 75,234,264	$ 769,640	$ -
Money Market Funds	3,964,336	3,964,336	-	-
Total Investments in Securities:	$ 79,968,240	$ 79,198,600	$ 769,640	$ -
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $1,245,493 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $1,909,915) - See accompanying schedule: Unaffiliated issuers (cost $65,836,704)	$ 76,003,904
Fidelity Central Funds (cost $3,964,336)	3,964,336
Total Investments (cost $69,801,040)		$ 79,968,240
Receivable for investments sold		1,643,940
Receivable for fund shares sold		256,886
Dividends receivable		92,732
Distributions receivable from Fidelity Central Funds		894
Prepaid expenses		182
Other receivables		1,937
Total assets		81,964,811

Liabilities
Payable for investments purchased	$ 2,887,485
Payable for fund shares redeemed	10,347
Accrued management fee	33,536
Other affiliated payables	21,037
Other payables and accrued expenses	32,921
Collateral on securities loaned, at value	1,968,675
Total liabilities		4,954,001

Net Assets		$ 77,010,810
Net Assets consist of:
Paid in capital		$ 69,562,601
Undistributed net investment income		23,820
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,742,669)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,167,058
Net Assets, for 3,976,764 shares outstanding		$ 77,010,810
Net Asset Value, offering price and redemption price per share ($77,010,810 ÷ 3,976,764 shares)		$ 19.37

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 757,757
Interest		37
Income from Fidelity Central Funds (including $8,059 from security lending)		11,720
Total income		769,514

Expenses
Management fee	$ 297,716
Transfer agent fees	179,225
Accounting and security lending fees	21,045
Custodian fees and expenses	26,932
Independent trustees' compensation	319
Registration fees	17,249
Audit	35,489
Legal	219
Interest	189
Miscellaneous	502
Total expenses before reductions	578,885
Expense reductions	(6,340)	572,545
Net investment income (loss)		196,969
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,570,564
Foreign currency transactions	564
Total net realized gain (loss)		2,571,128
Change in net unrealized appreciation (depreciation) on: Investment securities	19,170,695
Assets and liabilities in foreign currencies	(234)
Total change in net unrealized appreciation (depreciation)		19,170,461
Net gain (loss)		21,741,589
Net increase (decrease) in net assets resulting from operations		$ 21,938,558

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Discretionary Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 196,969	$ 140,639
Net realized gain (loss)	2,571,128	(4,819,818)
Change in net unrealized appreciation (depreciation)	19,170,461	(7,359,749)
Net increase (decrease) in net assets resulting from operations	21,938,558	(12,038,928)
Distributions to shareholders from net investment income	(191,875)	(120,743)
Distributions to shareholders from net realized gain	-	(12,281)
Total distributions	(191,875)	(133,024)
Share transactions Proceeds from sales of shares	58,076,902	23,110,904
Reinvestment of distributions	189,124	128,293
Cost of shares redeemed	(24,328,431)	(14,047,507)
Net increase (decrease) in net assets resulting from share transactions	33,937,595	9,191,690
Redemption fees	1,754	7,634
Total increase (decrease) in net assets	55,686,032	(2,972,628)

Net Assets
Beginning of period	21,324,778	24,297,406
End of period (including undistributed net investment income of $23,820 and undistributed net investment income of $18,727, respectively)	$ 77,010,810	$ 21,324,778
Other Information Shares
Sold	3,568,123	1,454,483
Issued in reinvestment of distributions	10,486	9,406
Redeemed	(1,429,225)	(870,086)
Net increase (decrease)	2,149,384	593,803

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 19.70	$ 26.85	$ 25.74	$ 24.23
Income from Investment Operations
Net investment income (loss) C	.06	.10	.01	.11 F	(.03)
Net realized and unrealized gain (loss)	7.70	(8.05)	(3.95)	3.15	1.80
Total from investment operations	7.76	(7.95)	(3.94)	3.26	1.77
Distributions from net investment income	(.06)	(.08)	(.06)	-	-
Distributions from net realized gain	-	(.01)	(3.15)	(2.16)	(.26)
Total distributions	(.06)	(.09)	(3.21)	(2.16)	(.26)
Redemption fees added to paid in capital C	- I	.01	- I	.01	- I
Net asset value, end of period	$ 19.37	$ 11.67	$ 19.70	$ 26.85	$ 25.74
Total Return A, B	66.54%	(40.37)%	(16.15)%	12.99%	7.31%
Ratios to Average Net Assets D, G
Expenses before reductions	1.10%	1.19%	1.12%	1.14%	1.15%
Expenses net of fee waivers, if any	1.10%	1.15%	1.12%	1.14%	1.15%
Expenses net of all reductions	1.08%	1.15%	1.12%	1.13%	1.13%
Net investment income (loss)	.37%	.62%	.03%	.43% F	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,011	$ 21,325	$ 24,297	$ 40,249	$ 49,682
Portfolio turnover rate E	134%	71%	108%	244%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	52.35%	4.05%	2.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Leisure Portfolio

Management's Discussion of Fund Performance

Market recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Peter Dixon, Portfolio Manager of Select Leisure Portfolio: During the year, the fund gained 52.35%, trailing the S&P 500 but outpacing the 51.75% return of the MSCI® U.S. IM Consumer Services 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. The fund had good stock selection in the hotels, resorts and cruise lines group. However, this was more than offset by poor stock picking in the restaurants and casino/gaming groups. The fund gained from overweighting casino and gaming stocks, which soared. Overweighting hotels, resorts and cruise lines and underweighting restaurants also added to performance. Individual contributions came from underweighting McDonald's, which trailed the overall market. Hotel company Wyndham Worldwide performed better than had been expected, and the fund gained from its significant overweighting in the stock. Penn National Gaming and WMS Industries also did very well. After overweighting Penn for most of the period, I sold it. WMS enjoyed rising demand for slot machines plus strong market share and growing profit margins. Darden Restaurants, which owns Olive Garden and Red Lobster, performed well. The fund's results were hurt by underweighting casino stock Wynn Resorts, which recovered strongly during the period. Burger King Holdings was a poor-performing stock that I eventually sold. The fund also lost ground by underweighting Starbucks, which did well. The fund ended the period with an overweighting in the coffee retailer. Restaurant chain Jack in the Box had a rough year, while casino operator MGM Mirage detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Leisure Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	22.4	24.6
Starbucks Corp.	7.1	4.7
Yum! Brands, Inc.	6.9	7.5
Carnival Corp. unit	6.1	6.1
Starwood Hotels & Resorts Worldwide, Inc.	5.0	2.9
Wyndham Worldwide Corp.	4.4	3.6
Marriott International, Inc. Class A	3.7	3.4
WMS Industries, Inc.	3.6	3.0
Darden Restaurants, Inc.	3.3	3.3
DeVry, Inc.	3.2	2.0
	65.7
Top Industries (% of fund's net assets)
As of February 28, 2010
Hotels, Restaurants & Leisure	81.7%
Diversified Consumer Services	17.1%
Food Products	0.6%
All Others*	0.6%

As of August 31, 2009
Hotels, Restaurants & Leisure	79.3%
Diversified Consumer Services	18.7%
Food Products	0.3%
Leisure Equipment & Products	0.3%
All Others*	1.4%

* Includes short-term investments and net other assets.

Annual Report

Leisure Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 17.1%
Education Services - 11.1%
American Public Education, Inc. (a)	100	$ 4,326
Apollo Group, Inc. Class A (non-vtg.) (a)	104,600	6,263,448
Career Education Corp. (a)(c)	54,600	1,518,972
Corinthian Colleges, Inc. (a)(c)	37,842	613,797
DeVry, Inc.	115,900	7,319,085
ITT Educational Services, Inc. (a)	8,800	959,552
Navitas Ltd.	214,402	927,656
Strayer Education, Inc. (c)	29,466	6,683,773
Universal Technical Institute, Inc. (a)	28,500	719,910
		25,010,519
Specialized Consumer Services - 6.0%
Coinstar, Inc. (a)(c)	161,800	4,802,224
H&R Block, Inc.	1,200	20,736
Matthews International Corp. Class A	600	20,112
Regis Corp.	21,500	355,395
Service Corp. International	69,900	563,394
Sotheby's Class A (ltd. vtg.) (c)	90,601	2,201,604
Steiner Leisure Ltd. (a)	100,730	4,328,368
Stewart Enterprises, Inc. Class A	234,852	1,150,775
		13,442,608
TOTAL DIVERSIFIED CONSUMER SERVICES		38,453,127
FOOD PRODUCTS - 0.6%
Packaged Foods & Meats - 0.6%
TreeHouse Foods, Inc. (a)	34,068	1,465,946
HOTELS, RESTAURANTS & LEISURE - 81.7%
Casinos & Gaming - 12.4%
Ameristar Casinos, Inc. (c)	110,400	1,665,936
Aristocrat Leisure Ltd.	3	11
Bally Technologies, Inc. (a)	103,900	4,302,499
International Game Technology	339,000	5,949,450
Las Vegas Sands Corp. (a)	184,700	3,071,561
Las Vegas Sands Corp. unit	11,700	3,322,800
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(c)	190,200	768,408
MGM Mirage, Inc. (a)(c)	2,500	26,350
Sands China Ltd.	365,200	517,534
WMS Industries, Inc. (a)	212,600	8,063,918
Wynn Resorts Ltd. (c)	2,300	146,211
		27,834,678
Hotels, Resorts & Cruise Lines - 22.6%
Carnival Corp. unit	383,600	13,794,256
Ctrip.com International Ltd. sponsored ADR (a)	20,700	791,361
Home Inns & Hotels Management, Inc. sponsored ADR (a)(c)	25,400	852,678
Marriott International, Inc. Class A	306,101	8,298,398
Orient Express Hotels Ltd. Class A (a)	800	9,144
Royal Caribbean Cruises Ltd. (a)(c)	213,920	6,047,518

	Shares	Value
Starwood Hotels & Resorts Worldwide, Inc.	287,300	$ 11,118,510
Wyndham Worldwide Corp.	428,400	9,848,916
		50,760,781
Leisure Facilities - 1.2%
International Speedway Corp. Class A	116	3,098
Vail Resorts, Inc. (a)(c)	75,899	2,733,123
		2,736,221
Restaurants - 45.5%
Buffalo Wild Wings, Inc. (a)(c)	41,261	1,813,421
Chipotle Mexican Grill, Inc. Class A (a)(c)	17,409	1,822,896
Darden Restaurants, Inc.	182,000	7,380,100
Denny's Corp. (a)	325,654	895,549
Jack in the Box, Inc. (a)	94,722	2,000,529
McDonald's Corp.	786,400	50,211,641
P.F. Chang's China Bistro, Inc. (a)(c)	40,900	1,735,796
Papa John's International, Inc. (a)	52,030	1,270,052
Red Robin Gourmet Burgers, Inc. (a)	51,600	1,023,228
Starbucks Corp. (a)	691,700	15,846,847
The Cheesecake Factory, Inc. (a)	107,200	2,535,280
Wendy's/Arby's Group, Inc.	775	3,782
Yum! Brands, Inc.	457,300	15,420,156
		101,959,277
TOTAL HOTELS, RESTAURANTS & LEISURE		183,290,957
TOTAL COMMON STOCKS (Cost $182,526,828)		223,210,030
Money Market Funds - 11.6%

Fidelity Cash Central Fund, 0.16% (d)	1,001,123	1,001,123
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	25,031,249	25,031,249
TOTAL MONEY MARKET FUNDS (Cost $26,032,372)		26,032,372
TOTAL INVESTMENT PORTFOLIO - 111.0% (Cost $208,559,200)		249,242,402
NET OTHER ASSETS - (11.0)%		(24,777,672)
NET ASSETS - 100%		$ 224,464,730
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,703
Fidelity Securities Lending Cash Central Fund	71,896
Total	$ 79,599
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 223,210,030	$ 219,887,230	$ 3,322,800	$ -
Money Market Funds	26,032,372	26,032,372	-	-
Total Investments in Securities:	$ 249,242,402	$ 245,919,602	$ 3,322,800	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.7%
Panama	6.1%
Liberia	2.7%
Bahamas (Nassau)	1.9%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $20,041,799 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $24,722,717) - See accompanying schedule: Unaffiliated issuers (cost $182,526,828)	$ 223,210,030
Fidelity Central Funds (cost $26,032,372)	26,032,372
Total Investments (cost $208,559,200)		$ 249,242,402
Receivable for fund shares sold		145,246
Dividends receivable		516,828
Distributions receivable from Fidelity Central Funds		9,803
Prepaid expenses		686
Other receivables		1,926
Total assets		249,916,891

Liabilities
Payable for investments purchased	$ 98,219
Payable for fund shares redeemed	133,358
Accrued management fee	103,981
Other affiliated payables	55,856
Other payables and accrued expenses	29,498
Collateral on securities loaned, at value	25,031,249
Total liabilities		25,452,161

Net Assets		$ 224,464,730
Net Assets consist of:
Paid in capital		$ 208,071,295
Undistributed net investment income		456,684
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,746,451)
Net unrealized appreciation (depreciation) on investments		40,683,202
Net Assets, for 3,206,947 shares outstanding		$ 224,464,730
Net Asset Value, offering price and redemption price per share ($224,464,730 ÷ 3,206,947 shares)		$ 69.99

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 3,285,121
Interest		152
Income from Fidelity Central Funds (including $71,896 from security lending)		79,599
Total income		3,364,872

Expenses
Management fee	$ 1,156,782
Transfer agent fees	608,525
Accounting and security lending fees	82,916
Custodian fees and expenses	13,461
Independent trustees' compensation	1,413
Registration fees	23,504
Audit	36,182
Legal	1,021
Miscellaneous	2,849
Total expenses before reductions	1,926,653
Expense reductions	(12,749)	1,913,904
Net investment income (loss)		1,450,968
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,632,080
Foreign currency transactions	1,690
Capital gain distributions from Fidelity Central Funds	1,203
Total net realized gain (loss)		18,634,973
Change in net unrealized appreciation (depreciation) on: Investment securities	61,789,198
Assets and liabilities in foreign currencies	412
Total change in net unrealized appreciation (depreciation)		61,789,610
Net gain (loss)		80,424,583
Net increase (decrease) in net assets resulting from operations		$ 81,875,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,450,968	$ 1,720,117
Net realized gain (loss)	18,634,973	(41,985,782)
Change in net unrealized appreciation (depreciation)	61,789,610	(24,338,216)
Net increase (decrease) in net assets resulting from operations	81,875,551	(64,603,881)
Distributions to shareholders from net investment income	(1,367,599)	(1,549,729)
Distributions to shareholders from net realized gain	-	(827,037)
Total distributions	(1,367,599)	(2,376,766)
Share transactions Proceeds from sales of shares	42,414,521	72,683,633
Reinvestment of distributions	1,299,149	2,234,565
Cost of shares redeemed	(58,875,013)	(59,254,513)
Net increase (decrease) in net assets resulting from share transactions	(15,161,343)	15,663,685
Redemption fees	3,448	7,977
Total increase (decrease) in net assets	65,350,057	(51,308,985)

Net Assets
Beginning of period	159,114,673	210,423,658
End of period (including undistributed net investment income of $456,684 and undistributed net investment income of $370,424, respectively)	$ 224,464,730	$ 159,114,673
Other Information Shares
Sold	719,534	1,360,167
Issued in reinvestment of distributions	20,652	38,286
Redeemed	(974,531)	(1,005,494)
Net increase (decrease)	(234,345)	392,959

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 46.24	$ 69.03	$ 79.61	$ 80.64	$ 75.07
Income from Investment Operations
Net investment income (loss) C	.43	.60	.69	.25 F	(.28)
Net realized and unrealized gain (loss)	23.73	(22.57)	(5.73)	10.52	8.83
Total from investment operations	24.16	(21.97)	(5.04)	10.77	8.55
Distributions from net investment income	(.41)	(.54)	(.55)	(.12)	-
Distributions from net realized gain	-	(.28)	(4.99)	(11.69)	(2.98)
Total distributions	(.41)	(.82)	(5.54)	(11.81)	(2.98)
Redemption fees added to paid in capital C	- I	- I	- I	.01	- I
Net asset value, end of period	$ 69.99	$ 46.24	$ 69.03	$ 79.61	$ 80.64
Total Return A, B	52.35%	(32.07)%	(7.09)%	13.61%	11.67%
Ratios to Average Net Assets D, G
Expenses before reductions	.94%	.93%	.91%	.96%	.99%
Expenses net of fee waivers, if any	.94%	.93%	.91%	.96%	.99%
Expenses net of all reductions	.93%	.93%	.91%	.94%	.94%
Net investment income (loss)	.70%	1.00%	.86%	.31% F	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,465	$ 159,115	$ 210,424	$ 258,340	$ 205,290
Portfolio turnover rate E	99%	120%	74%	179%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2009	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	88.96%	1.72%	0.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Multimedia Portfolio

Management's Discussion of Fund Performance

Market recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Kristina Salen, Portfolio Manager of Select Multimedia Portfolio: For the 12-month period ending February 28, 2010, the fund's shares gained 88.96%, outperforming the S&P 500 but lagging the 92.46% return of the MSCI® U.S. IM Media 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, the fund's underperformance was driven by its underexposure to lower-quality traditional media stocks with weaker business fundamentals that enjoyed the largest gains during the year, and by its significant cash position when the market started to run. More specifically, some weak choices in movies and entertainment hurt, including our position in News Corp., the fund's largest individual detractor. Although the stock was among the fund's largest holdings, it was underweighted relative to the MSCI index, and the fund's relative performance suffered when the stock moved sharply higher. Underweighting satellite radio operator Sirius XM Radio was a negative when the stock surged after media conglomerate Liberty Media took a sizable stake in the highly leveraged company. Within digital media, an out-of-index stake in Internet search and online advertising leader Google detracted when the high-quality stock lost ground to the lower-quality investments fueling the rally. Underweighting two publishing stocks - coupon publisher Valassis Communications and newspaper publisher Gannett - also hurt returns. On the positive side, an underweighting and strong stock picking in the cable & satellite space was a big positive, including an underweighting in cable giant Comcast. In December, the company announced taking a majority stake in NBC Universal, which could subject the company to political and regulatory scrutiny that could limit the stock's near-term performance potential. Conversely, overweighting Virgin Media and Time Warner Cable, which are in the same industry, paid off as both companies benefited from overall positive business fundamentals in the cable business. Elsewhere, several out-of-index stakes in new media boosted relative returns, including China-based mobile gaming company Tencent Holdings. Tencent also benefited from its exposure to higher-growth emerging markets. Some of the stocks I've discussed were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Multimedia Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	14.9	14.5
Time Warner, Inc.	7.9	6.7
DIRECTV	7.3	3.3
Comcast Corp. Class A	5.2	6.3
Time Warner Cable, Inc.	5.1	5.5
Viacom, Inc. Class B (non-vtg.)	4.5	4.9
Omnicom Group, Inc.	3.8	3.8
News Corp. Class A	3.4	3.5
McGraw-Hill Companies, Inc.	3.2	3.7
Cablevision Systems Corp. - NY Group Class A	2.7	2.6
	58.0
Top Industries (% of fund's net assets)
As of February 28, 2010
Media	85.3%
Internet Software & Services	5.8%
Software	1.6%
Internet & Catalog Retail	1.1%
Diversified Financial Services	0.6%
All Others*	5.6%

As of August 31, 2009
Media	86.5%
Internet Software & Services	6.4%
Software	1.1%
Internet & Catalog Retail	0.9%
Diversified Financial Services	0.7%
All Others*	4.4%

* Includes short-term investments and net other assets.

Annual Report

Multimedia Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
Juniper Networks, Inc. (a)	10,500	$ 293,790
DIVERSIFIED FINANCIAL SERVICES - 0.6%
Specialized Finance - 0.6%
Moody's Corp. (c)	17,800	473,836
INTERNET & CATALOG RETAIL - 1.1%
Catalog Retail - 0.3%
Liberty Media Corp. Interactive Series A (a)	18,900	237,951
Internet Retail - 0.8%
B2W Companhia Global Do Varejo	15,400	319,990
DeNA Co. Ltd.	35	271,883
		591,873
TOTAL INTERNET & CATALOG RETAIL		829,824
INTERNET SOFTWARE & SERVICES - 5.8%
Internet Software & Services - 5.8%
AOL, Inc. (a)	142	3,519
Baidu.com, Inc. sponsored ADR (a)	900	466,812
eBay, Inc. (a)	9,200	211,784
Google, Inc. Class A (a)	3,250	1,712,100
GREE, Inc.	5,900	363,332
Mercadolibre, Inc. (a)(c)	9,400	386,716
NetEase.com, Inc. sponsored ADR (a)	7,200	279,792
NHN Corp. (a)	1,215	189,582
Sina Corp. (a)	6,400	242,048
Tencent Holdings Ltd.	31,000	607,843
		4,463,528
MEDIA - 85.3%
Advertising - 8.6%
Arbitron, Inc.	200	4,300
CyberAgent, Inc.	206	375,009
Focus Media Holding Ltd. ADR (a)(c)	24,800	382,664
Interpublic Group of Companies, Inc. (a)	171,600	1,287,000
Lamar Advertising Co. Class A (a)(c)	31,200	938,496
National CineMedia, Inc.	45,700	735,313
Omnicom Group, Inc.	78,600	2,878,332
		6,601,114
Broadcasting - 4.4%
CBS Corp. Class B	55,400	719,646
Discovery Communications, Inc. (a)	42,550	1,325,433
Discovery Communications, Inc. Class C (a)	48,050	1,275,247
Grupo Televisa SA de CV (CPO) sponsored ADR	100	1,846
		3,322,172

	Shares	Value
Cable & Satellite - 33.1%
Cablevision Systems Corp. - NY Group Class A	84,300	$ 2,029,944
Comcast Corp.:
Class A	239,350	3,934,914
Class A (special) (non-vtg.)	51,700	800,833
DIRECTV (a)	163,913	5,548,455
DISH Network Corp. Class A	65,700	1,312,029
Knology, Inc. (a)	26,400	302,280
Liberty Global, Inc.:
Class A (a)(c)	42,875	1,152,480
Class C (a)	42,100	1,114,387
Liberty Media Corp.:
Capital Series A (a)	15,900	538,056
Starz Series A (a)	17,550	893,822
Naspers Ltd. Class N	3,400	126,798
Net Servicos de Comunicacao SA sponsored ADR (c)	37,700	464,087
Scripps Networks Interactive, Inc. Class A	20,300	803,474
Sirius XM Radio, Inc. (a)	1,146,960	1,169,899
Time Warner Cable, Inc.	84,069	3,925,182
Virgin Media, Inc.	72,300	1,171,260
		25,287,900
Movies & Entertainment - 34.6%
Cinemark Holdings, Inc.	31,900	513,909
Cinemax India Ltd.	18,381	26,014
DreamWorks Animation SKG, Inc. Class A (a)	27,600	1,199,496
Lions Gate Entertainment Corp. (a)	25,300	137,885
Live Nation Entertainment, Inc. (a)	42,900	557,271
Madison Square Garden, Inc. Class A (a)	3,075	59,963
News Corp.:
Class A	194,382	2,598,887
Class B	1,300	20,475
Regal Entertainment Group Class A	28,700	428,778
The Walt Disney Co.	364,004	11,371,484
Time Warner, Inc.	208,466	6,053,853
Viacom, Inc. Class B (non-vtg.) (a)	114,600	3,397,890
		26,365,905
Publishing - 4.6%
Gannett Co., Inc.	42,000	636,300
Martha Stewart Living Omnimedia, Inc. Class A (a)	45,600	243,960
McGraw-Hill Companies, Inc.	71,600	2,448,720
The New York Times Co. Class A (a)	18,700	204,578
		3,533,558
TOTAL MEDIA		65,110,649
PROFESSIONAL SERVICES - 0.4%
Human Resource & Employment Services - 0.4%
Monster Worldwide, Inc. (a)	19,700	274,815
Common Stocks - continued
	Shares	Value
SOFTWARE - 1.6%
Home Entertainment Software - 1.5%
Activision Blizzard, Inc.	30,400	$ 323,152
Giant Interactive Group, Inc. ADR (c)	37,200	288,672
Perfect World Co. Ltd. sponsored ADR Class B (a)	3,400	134,504
Take-Two Interactive Software, Inc. (a)(c)	38,600	371,332
		1,117,660
Systems Software - 0.1%
Rovi Corp. (a)	3,300	110,550
TOTAL SOFTWARE		1,228,210
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Vivo Participacoes SA sponsored ADR	10,900	294,954
TOTAL COMMON STOCKS (Cost $64,798,549)		72,969,606
Money Market Funds - 9.3%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	3,206,272	$ 3,206,272
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	3,876,450	3,876,450
TOTAL MONEY MARKET FUNDS (Cost $7,082,722)		7,082,722
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $71,881,271)		80,052,328
NET OTHER ASSETS - (4.9)%		(3,743,654)
NET ASSETS - 100%		$ 76,308,674
Legend
(a) Non-income producing
(b) Includes investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,234
Fidelity Securities Lending Cash Central Fund	16,003
Total	$ 21,237
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $4,923,365 of which $3,658,632 and $1,264,733 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $3,873,277) - See accompanying schedule: Unaffiliated issuers (cost $64,798,549)	$ 72,969,606
Fidelity Central Funds (cost $7,082,722)	7,082,722
Total Investments (cost $71,881,271)		$ 80,052,328
Foreign currency held at value (cost $2,367)		2,379
Receivable for investments sold		12,418
Receivable for fund shares sold		145,952
Dividends receivable		104,081
Distributions receivable from Fidelity Central Funds		847
Prepaid expenses		140
Other receivables		917
Total assets		80,319,062

Liabilities
Payable for fund shares redeemed	$ 50,092
Accrued management fee	33,050
Other affiliated payables	19,221
Other payables and accrued expenses	31,575
Collateral on securities loaned, at value	3,876,450
Total liabilities		4,010,388

Net Assets		$ 76,308,674
Net Assets consist of:
Paid in capital		$ 74,010,783
Undistributed net investment income		2,738
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,875,950)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,171,103
Net Assets, for 2,218,755 shares outstanding		$ 76,308,674
Net Asset Value, offering price and redemption price per share ($76,308,674 ÷ 2,218,755 shares)		$ 34.39

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 527,094
Special dividends		157,299
Interest		7
Income from Fidelity Central Funds (including $16,003 from security lending)		21,237
Total income		705,637

Expenses
Management fee	$ 263,952
Transfer agent fees	151,684
Accounting and security lending fees	18,969
Custodian fees and expenses	12,753
Independent trustees' compensation	317
Registration fees	16,364
Audit	37,807
Legal	230
Miscellaneous	571
Total expenses before reductions	502,647
Expense reductions	(2,176)	500,471
Net investment income (loss)		205,166
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(443,439)
Foreign currency transactions	(3,879)
Total net realized gain (loss)		(447,318)
Change in net unrealized appreciation (depreciation) on: Investment securities	24,644,508
Assets and liabilities in foreign currencies	57
Total change in net unrealized appreciation (depreciation)		24,644,565
Net gain (loss)		24,197,247
Net increase (decrease) in net assets resulting from operations		$ 24,402,413

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 205,166	$ 92,315
Net realized gain (loss)	(447,318)	(5,232,347)
Change in net unrealized appreciation (depreciation)	24,644,565	(18,069,693)
Net increase (decrease) in net assets resulting from operations	24,402,413	(23,209,725)
Distributions to shareholders from net investment income	(216,486)	(80,043)
Distributions to shareholders from net realized gain	-	(1,247,080)
Total distributions	(216,486)	(1,327,123)
Share transactions Proceeds from sales of shares	46,703,954	18,040,482
Reinvestment of distributions	207,579	1,278,352
Cost of shares redeemed	(20,974,314)	(30,742,054)
Net increase (decrease) in net assets resulting from share transactions	25,937,219	(11,423,220)
Redemption fees	2,081	2,063
Total increase (decrease) in net assets	50,125,227	(35,958,005)

Net Assets
Beginning of period	26,183,447	62,141,452
End of period (including undistributed net investment income of $2,738 and undistributed net investment income of $17,559, respectively)	$ 76,308,674	$ 26,183,447
Other Information Shares
Sold	1,463,045	601,001
Issued in reinvestment of distributions	6,399	39,967
Redeemed	(684,012)	(967,838)
Net increase (decrease)	785,432	(326,870)

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.27	$ 35.30	$ 47.31	$ 47.33	$ 43.55
Income from Investment Operations
Net investment income (loss) C	.13 F	.06	.01	(.07)	(.12)
Net realized and unrealized gain (loss)	16.12	(16.17)	(5.79)	6.27	4.70
Total from investment operations	16.25	(16.11)	(5.78)	6.20	4.58
Distributions from net investment income	(.13)	(.06)	-	-	-
Distributions from net realized gain	-	(.86)	(6.23)	(6.23)	(.80)
Total distributions	(.13)	(.92)	(6.23)	(6.23)	(.80)
Redemption fees added to paid in capital C	- I	- I	- I	.01	- I
Net asset value, end of period	$ 34.39	$ 18.27	$ 35.30	$ 47.31	$ 47.33
Total Return A, B	88.96%	(46.75)%	(13.88)%	13.73%	10.48%
Ratios to Average Net Assets D, G
Expenses before reductions	1.08%	1.07%	.99%	1.04%	1.07%
Expenses net of fee waivers, if any	1.08%	1.07%	.99%	1.04%	1.07%
Expenses net of all reductions	1.07%	1.07%	.98%	1.04%	1.04%
Net investment income (loss)	.44% F	.22%	.01%	(.16)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,309	$ 26,183	$ 62,141	$ 90,806	$ 80,715
Portfolio turnover rate E	40%	39%	68%	179%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects special dividends which amounted to $.10 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .10%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	79.26%	6.04%	5.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Peter Dixon, who became Portfolio Manager of Select Retailing Portfolio on April 14, 2010, after the period covered by this report: For the 12-month period ending February 28, 2010, the fund's shares returned 79.26%, outpacing the S&P 500 and the 75.19% gain of the fund's industry benchmark, the MSCI® U.S. IM Retailing 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. The fund's performance versus the MSCI index was driven by strong stock selection in a variety of retailing industries, including specialty stores and home-improvement retail. Among specialty stores, stakes in office supply turnaround stories OfficeMax and Office Depot moved sharply higher when the market rotated toward more-volatile stocks during the period, while a non-index position in jewelry retailer Signet Jewelers benefited from the same trend. In the home-improvement retail area, a large overweighting in Lumber Liquidators was a key contributor, rallying strongly as investors became more confident that the economy was stabilizing. Likewise, underweighting major index component Home Depot helped when more-defensive stocks fell out of favor. An out-of-index stake in regional home furnishings retailer Kirkland's was yet another beneficiary of changing market preferences. On the negative side, an overweighting in jeweler Zale was the largest individual detractor. The company suffered from weak holiday sales that hampered a potential business turnaround. A non-index position in Wal-Mart Stores detracted when investors shifted toward lower-quality investments. In other areas, underweighting Liberty Media and Limited Brands in the catalog and apparel retail areas, respectively, hurt results. Our underweighting in department stores detracted as well, as did stock picking within automotive retail and holding a small position in cash during a strong market. A number of the stocks I've discussed were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Retailing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Staples, Inc.	9.5	11.0
Amazon.com, Inc.	9.1	6.8
Home Depot, Inc.	8.8	7.6
Lowe's Companies, Inc.	8.7	9.3
Target Corp.	6.7	8.4
TJX Companies, Inc.	4.2	5.4
Kohl's Corp.	4.2	1.2
Best Buy Co., Inc.	4.1	4.8
Bed Bath & Beyond, Inc.	3.2	0.0
RadioShack Corp.	3.0	2.2
	61.5
Top Industries (% of fund's net assets)
As of February 28, 2010
Specialty Retail	69.5%
Multiline Retail	14.7%
Internet & Catalog Retail	13.9%
Internet Software & Services	0.5%
Textiles, Apparel & Luxury Goods	0.0%*
All Others**	1.4%

As of August 31, 2009
Specialty Retail	64.4%
Multiline Retail	15.8%
Internet & Catalog Retail	10.6%
Food & Staples Retailing	3.4%
Distributors	1.4%
All Others**	4.4%

* Amount represents less than 0.1%.
** Includes short-term investments and net other assets.

Annual Report

Retailing Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
DISTRIBUTORS - 0.0%
Distributors - 0.0%
Genuine Parts Co.	400	$ 16,144
FOOD & STAPLES RETAILING - 0.0%
Drug Retail - 0.0%
CVS Caremark Corp.	400	13,500
INTERNET & CATALOG RETAIL - 13.9%
Catalog Retail - 1.3%
dELiA*s, Inc. (a)	4,761	8,094
Liberty Media Corp. Interactive Series A (a)	135,500	1,705,945
		1,714,039
Internet Retail - 12.6%
Amazon.com, Inc. (a)	106,100	12,562,240
Blue Nile, Inc. (a)(c)	25,500	1,306,620
Expedia, Inc.	59,500	1,323,280
Priceline.com, Inc. (a)	9,600	2,176,896
		17,369,036
TOTAL INTERNET & CATALOG RETAIL		19,083,075
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
eBay, Inc. (a)	29,700	683,694
MULTILINE RETAIL - 14.7%
Department Stores - 6.7%
Kohl's Corp. (a)	107,700	5,796,414
Macy's, Inc.	104,900	2,008,835
Nordstrom, Inc. (c)	37,900	1,400,026
		9,205,275
General Merchandise Stores - 8.0%
Big Lots, Inc. (a)	400	13,400
Dollar Tree, Inc. (a)	20,400	1,137,096
Family Dollar Stores, Inc.	19,900	656,501
Target Corp.	179,500	9,247,840
		11,054,837
TOTAL MULTILINE RETAIL		20,260,112
SPECIALTY RETAIL - 69.5%
Apparel Retail - 16.1%
Abercrombie & Fitch Co. Class A	38,400	1,398,528
Aeropostale, Inc. (a)	200	7,072
American Eagle Outfitters, Inc.	73,400	1,238,258
AnnTaylor Stores Corp. (a)(c)	60,000	1,032,600
Casual Male Retail Group, Inc. (a)	83,800	258,104
Chico's FAS, Inc.	30,200	409,210
Christopher & Banks Corp.	13,400	92,996

	Shares	Value
Citi Trends, Inc. (a)	50,900	$ 1,513,766
Coldwater Creek, Inc. (a)(c)	94,900	492,531
Foot Locker, Inc.	79,600	1,032,412
Gap, Inc.	35,800	769,700
Gymboree Corp. (a)	56,000	2,436,000
Hot Topic, Inc. (a)	68,700	444,489
J. Crew Group, Inc. (a)	31,300	1,317,104
Jos. A. Bank Clothiers, Inc. (a)(c)	13,300	594,909
Ross Stores, Inc.	31,900	1,560,229
rue21, Inc.	12,750	366,435
TJX Companies, Inc.	140,200	5,836,526
Urban Outfitters, Inc. (a)	24,000	773,040
Zumiez, Inc. (a)(c)	39,900	572,166
		22,146,075
Automotive Retail - 4.8%
Advance Auto Parts, Inc.	37,100	1,513,680
AutoNation, Inc. (a)	700	12,425
AutoZone, Inc. (a)	7,700	1,277,661
O'Reilly Automotive, Inc. (a)	41,100	1,615,230
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(c)	209,400	2,156,820
		6,575,816
Computer & Electronics Retail - 8.1%
Best Buy Co., Inc.	154,900	5,653,850
Conn's, Inc. (a)(c)	4,900	22,050
Gamestop Corp. Class A (a)(c)	29,900	514,280
hhgregg, Inc. (a)	42,000	876,540
RadioShack Corp.	210,200	4,111,512
		11,178,232
Home Improvement Retail - 17.5%
Home Depot, Inc.	386,500	12,058,800
Lowe's Companies, Inc.	504,600	11,964,066
Sherwin-Williams Co.	300	19,014
		24,041,880
Homefurnishing Retail - 3.2%
Bed Bath & Beyond, Inc. (a)	104,800	4,360,728
Specialty Stores - 19.8%
Big 5 Sporting Goods Corp.	95,700	1,462,296
Cabela's, Inc. Class A (a)	12,200	188,612
Dick's Sporting Goods, Inc. (a)	50,100	1,218,933
Hibbett Sports, Inc. (a)	600	13,806
Indigo Books & Music, Inc.	83,600	1,388,765
Office Depot, Inc. (a)	180,100	1,300,322
OfficeMax, Inc. (a)	191,200	3,053,464
Signet Jewelers Ltd. (a)	103,300	2,976,073
Staples, Inc.	507,694	13,078,197
Tiffany & Co., Inc.	20,200	896,678
Tractor Supply Co. (a)	10,100	552,672
West Marine, Inc. (a)	108,134	1,019,704
		27,149,522
TOTAL SPECIALTY RETAIL		95,452,253
Common Stocks - continued
	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 0.0%
Apparel, Accessories & Luxury Goods - 0.0%
Polo Ralph Lauren Corp. Class A	200	$ 15,986
Warnaco Group, Inc. (a)	400	16,696
		32,682
TOTAL COMMON STOCKS (Cost $112,831,328)		135,541,460
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.16% (d)	2,084,305	2,084,305
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	5,673,425	5,673,425
TOTAL MONEY MARKET FUNDS (Cost $7,757,730)		7,757,730
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $120,589,058)		143,299,190
NET OTHER ASSETS - (4.3)%		(5,890,630)
NET ASSETS - 100%		$ 137,408,560
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,594
Fidelity Securities Lending Cash Central Fund	39,056
Total	$ 50,650
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $5,521,762) - See accompanying schedule: Unaffiliated issuers (cost $112,831,328)	$ 135,541,460
Fidelity Central Funds (cost $7,757,730)	7,757,730
Total Investments (cost $120,589,058)		$ 143,299,190
Receivable for investments sold		3,694,284
Receivable for fund shares sold		557,417
Dividends receivable		62,305
Distributions receivable from Fidelity Central Funds		1,186
Prepaid expenses		498
Other receivables		6,441
Total assets		147,621,321

Liabilities
Payable for investments purchased	$ 4,349,213
Payable for fund shares redeemed	61,628
Accrued management fee	59,816
Other affiliated payables	35,579
Other payables and accrued expenses	33,100
Collateral on securities loaned, at value	5,673,425
Total liabilities		10,212,761

Net Assets		$ 137,408,560
Net Assets consist of:
Paid in capital		$ 110,524,285
Undistributed net investment income		26,731
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,147,412
Net unrealized appreciation (depreciation) on investments		22,710,132
Net Assets, for 3,045,774 shares outstanding		$ 137,408,560
Net Asset Value, offering price and redemption price per share ($137,408,560 ÷ 3,045,774 shares)		$ 45.11

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 1,644,265
Income from Fidelity Central Funds (including $39,056 from security lending)		50,650
Total income		1,694,915

Expenses
Management fee	$ 780,956
Transfer agent fees	397,582
Accounting and security lending fees	55,250
Custodian fees and expenses	23,654
Independent trustees' compensation	915
Registration fees	39,476
Audit	37,006
Legal	660
Miscellaneous	1,439
Total expenses before reductions	1,336,938
Expense reductions	(24,067)	1,312,871
Net investment income (loss)		382,044
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,825,516
Foreign currency transactions	154
Total net realized gain (loss)		31,825,670
Change in net unrealized appreciation (depreciation) on investment securities		29,858,749
Net gain (loss)		61,684,419
Net increase (decrease) in net assets resulting from operations		$ 62,066,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 382,044	$ 298,682
Net realized gain (loss)	31,825,670	(14,107,745)
Change in net unrealized appreciation (depreciation)	29,858,749	(4,729,440)
Net increase (decrease) in net assets resulting from operations	62,066,463	(18,538,503)
Distributions to shareholders from net investment income	(344,976)	(300,191)
Distributions to shareholders from net realized gain	(6,618,336)	-
Total distributions	(6,963,312)	(300,191)
Share transactions Proceeds from sales of shares	190,409,593	55,538,999
Reinvestment of distributions	6,697,463	282,913
Cost of shares redeemed	(155,150,576)	(44,697,053)
Net increase (decrease) in net assets resulting from share transactions	41,956,480	11,124,859
Redemption fees	14,152	10,562
Total increase (decrease) in net assets	97,073,783	(7,703,273)

Net Assets
Beginning of period	40,334,777	48,038,050
End of period (including undistributed net investment income of $26,731 and undistributed net investment income of $34, respectively)	$ 137,408,560	$ 40,334,777
Other Information Shares
Sold	5,287,234	1,613,669
Issued in reinvestment of distributions	157,699	9,830
Redeemed	(3,922,393)	(1,413,926)
Net increase (decrease)	1,522,540	209,573

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.48	$ 36.57	$ 54.98	$ 50.78	$ 50.89
Income from Investment Operations
Net investment income (loss) C	.11	.21	(.01)	.30 F	(.10)
Net realized and unrealized gain (loss)	20.74	(10.11)	(10.59)	7.46	6.24
Total from investment operations	20.85	(9.90)	(10.60)	7.76	6.14
Distributions from net investment income	(.11)	(.20)	(.22)	-	-
Distributions from net realized gain	(2.11)	-	(7.60)	(3.58)	(6.29)
Total distributions	(2.22)	(.20)	(7.82)	(3.58)	(6.29)
Redemption fees added to paid in capital C	- I	.01	.01	.02	.04
Net asset value, end of period	$ 45.11	$ 26.48	$ 36.57	$ 54.98	$ 50.78
Total Return A, B	79.26%	(27.09)%	(21.43)%	15.79%	12.77%
Ratios to Average Net Assets D, G
Expenses before reductions	.96%	1.07%	1.02%	1.06%	1.06%
Expenses net of fee waivers, if any	.96%	1.07%	1.02%	1.06%	1.06%
Expenses net of all reductions	.94%	1.06%	1.02%	1.06%	1.04%
Net investment income (loss)	.27%	.63%	(.02)%	.58% F	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,409	$ 40,335	$ 48,038	$ 83,843	$ 67,009
Portfolio turnover rate E	281%	504%	260%	202%	114%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects special dividends which amounted to $.37 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.13)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010 is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distributions for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Automotive Portfolio	$ 162,203,411	$ 23,238,522	$ (8,111,255)	$ 15,127,267
Construction and Housing Portfolio	115,541,300	8,215,907	(12,972,871)	(4,756,964)
Consumer Discretionary Portfolio	70,712,870	11,374,143	(2,118,773)	9,255,370
Leisure Portfolio	211,394,295	41,880,733	(4,032,626)	37,848,107
Multimedia Portfolio	72,431,346	12,364,986	(4,744,004)	7,620,982
Retailing Portfolio	121,691,166	23,023,447	(1,415,423)	21,608,024

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary Income	Undistributed long-term capital gain	Capital Loss carryforward	Net unrealized appreciation (depreciation)
Automotive Portfolio	$ 3,068,658	$ -	$ -	$ 15,127,022
Construction and Housing Portfolio	102,753	-	(13,637,579)	(4,756,964)
Consumer Discretionary Portfolio	24,538	-	(1,245,493)	9,255,228
Leisure Portfolio	456,807	-	(20,041,799)	37,848,107
Multimedia Portfolio	2,738	-	(4,923,365)	7,621,028
Retailing Portfolio	4,115,959	1,160,390	-	21,608,024

The tax character of distributions paid was as follows:

February 28, 2010	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 69,440	$ -	$ 69,440
Construction and Housing Portfolio	826,043	-	826,043
Consumer Discretionary Portfolio	191,875	-	191,875
Leisure Portfolio	1,367,599	-	1,367,599
Multimedia Portfolio	216,486	-	216,486
Retailing Portfolio	6,179,149	784,163	6,963,312
February 28, 2009	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 195,123	$ -	$ 195,123
Construction and Housing Portfolio	984,426	2,251,733	3,236,159
Consumer Discretionary Portfolio	133,024	-	133,024
Leisure Portfolio	1,786,025	590,741	2,376,766
Multimedia Portfolio	80,043	1,247,080	1,327,123
Retailing Portfolio	300,191	-	300,191

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	235,765,593	141,960,639
Construction and Housing Portfolio	81,171,088	105,265,767
Consumer Discretionary Portfolio	103,478,345	69,730,220
Leisure Portfolio	200,413,750	215,748,356
Multimedia Portfolio	42,956,316	17,967,148
Retailing Portfolio	406,874,718	371,408,114

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.26%	.57%
Construction and Housing Portfolio	.30%	.26%	.56%
Consumer Discretionary Portfolio	.30%	.26%	.56%
Leisure Portfolio	.30%	.26%	.56%
Multimedia Portfolio	.30%	.26%	.57%
Retailing Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.28%
Construction and Housing Portfolio	.33%
Consumer Discretionary Portfolio	.34%
Leisure Portfolio	.30%
Multimedia Portfolio	.33%
Retailing Portfolio	.29%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 2,495
Construction and Housing Portfolio	8,978
Consumer Discretionary Portfolio	4,658
Leisure Portfolio	10,251
Multimedia Portfolio	1,266
Retailing Portfolio	18,069

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	Borrower	$ 3,080,000.36%		$ 61
Consumer Discretionary Portfolio	Borrower	5,821,667.39%		189

6. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Automotive Portfolio	$ 286
Construction and Housing Portfolio	365
Consumer Discretionary Portfolio	172
Leisure Portfolio	724
Multimedia Portfolio	147
Retailing Portfolio	490

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Automotive Portfolio	$ 11,797	$ -
Construction and Housing Portfolio	4,456	-
Consumer Discretionary Portfolio	6,338	2
Leisure Portfolio	12,740	9
Multimedia Portfolio	2,176	-
Retailing Portfolio	24,067	-

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, PAS U.S. Opportunity Fidelity Fund of Funds was the owner of record of approximately 11% of the total outstanding shares of Construction and Housing Portfolio. The PAS U.S. Opportunity Fund of Funds was the owner of record of approximately 16% and 12% of the total outstanding shares of Consumer Discretionary Portfolio and Retailing Portfolio, respectively. The PAS Funds of Funds were the owners of record, in the aggregate, of approximately 25% of the total outstanding shares of Consumer Discretionary Portfolio. In addition, at the end of the period, VIP FundsManager 60% Portfolio was the owner of record of approximately 14% of the total outstanding shares of Consumer Discretionary Portfolio. The VIP FundsManager Portfolios were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of Consumer Discretionary Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 28, 2010 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/12/10	04/09/10	$-	$0.63
Construction and Housing Portfolio	04/12/10	04/09/10	$.035	$-
Consumer Discretionary Portfolio	04/12/10	04/09/10	$.01	$-
Leisure Portfolio	04/12/10	04/09/10	$.145	$-
Multimedia Portfolio	04/12/10	04/09/10	$0.005	$0.00
Retailing Portfolio	04/12/10	04/09/10	$.01	$1.33

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Automotive Portfolio	18%	-%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	100%	100%
Multimedia Portfolio	100%	100%
Retailing Portfolio	-%	21%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2009	December 2009
Automotive Portfolio	100%	-%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	100%	100%
Multimedia Portfolio	100%	100%
Retailing Portfolio	-%	21%

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

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Fidelity®
Select Portfolios®

Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders
Note to shareholders	<Click Here>	An explanation of the changes to the fund
Consumer Staples Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Consumer Staples Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio A	40.96%	7.63%	10.48%

A Prior to October 1, 2006, Consumer Staples Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Consumer Staples Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Robert Lee, Portfolio Manager of Select Consumer Staples Portfolio: During the past year, the fund's Retail Class shares returned 40.96% trailing the S&P 500 but outperforming the 37.17% gain of the fund's sector benchmark, the MSCI® U.S. IM Consumer Staples 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Leading the way in terms of performance relative to the MSCI index was strong stock picking and a modest underweighting in the soft drink industry, including stakes in bottlers Coca-Cola Enterprises and Mexico's Coca-Cola FEMSA, as well as Canada's private-label manufacturer Cott. Stock choices within packaged food/meats were significant contributors, particularly holdings in Anglo-Dutch firm Unilever and Switzerland's Nestlé. Good stock selection in brewers also helped, including an out-of-index stake in Belgian brewer Anheuser-Busch InBev, which posted solid gains in response to the successful merger between two major brewers. Underweighting major index component Wal-Mart Stores also was a positive, when the stock lagged for much of the period. On the negative side, underweighting the strong-performing tobacco group - and index constituents within, including Philip Morris International - detracted, as did an overweighting and weak stock selection within food retailing, including an outsized stake in major grocery chain Kroger. Weak stock selection in the distillers & vintners industry also hurt, including a position in Constellation Brands. In other areas, not owning global cosmetic manufacturer and index component Estee Lauder was a negative when the stock performed very well near the end of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to February 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.11%
Actual		$ 1,000.00	$ 1,086.90	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class T	1.41%
Actual		$ 1,000.00	$ 1,085.40	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class B	1.95%
Actual		$ 1,000.00	$ 1,082.50	$ 10.07
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 9.74
Class C	1.87%
Actual		$ 1,000.00	$ 1,082.70	$ 9.66
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Consumer Staples	.88%
Actual		$ 1,000.00	$ 1,088.20	$ 4.56
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,088.30	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	14.6	11.5
CVS Caremark Corp.	6.4	8.0
The Coca-Cola Co.	5.8	6.6
British American Tobacco PLC sponsored ADR	5.0	4.9
Wal-Mart Stores, Inc.	4.6	5.0
Walgreen Co.	4.3	2.7
PepsiCo, Inc.	4.3	6.9
Altria Group, Inc.	3.9	3.5
Avon Products, Inc.	3.6	2.7
Safeway, Inc.	3.3	2.5
	55.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Beverages	24.8%
Food & Staples Retailing	22.0%
Household Products	17.9%
Food Products	13.1%
Tobacco	11.5%
All Others*	10.7%

As of August 31, 2009
Beverages	29.5%
Food & Staples Retailing	21.4%
Food Products	14.7%
Household Products	14.6%
Tobacco	11.9%
All Others*	7.9%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
BEVERAGES - 24.8%
Brewers - 6.0%
Anadolu Efes Biracilik ve Malt Sanyii AS	277,611	$ 2,799,982
Anheuser-Busch InBev SA NV	566,622	28,358,717
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	65,200	6,321,140
Molson Coors Brewing Co. Class B	953,715	38,511,012
		75,990,851
Distillers & Vintners - 4.1%
Brown-Forman Corp. Class B (non-vtg.)	128,521	6,729,360
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,066,373	31,078,250
Diageo PLC sponsored ADR	217,663	14,209,041
		52,016,651
Soft Drinks - 14.7%
Coca-Cola Bottling Co. Consolidated	37,504	2,087,098
Coca-Cola Enterprises, Inc.	781,200	19,959,660
Coca-Cola FEMSA SAB de CV sponsored ADR	101,029	6,487,072
Coca-Cola Icecek AS	373,332	3,475,775
Cott Corp. (a)	21,000	151,076
Dr Pepper Snapple Group, Inc.	546,131	17,339,659
Embotelladora Andina SA sponsored ADR (c)	323,541	6,347,874
Fomento Economico Mexicano SAB de CV sponsored ADR	72,490	3,102,572
PepsiCo, Inc.	873,327	54,556,738
The Coca-Cola Co.	1,395,715	73,582,095
		187,089,619
TOTAL BEVERAGES		315,097,121
FOOD & STAPLES RETAILING - 22.0%
Drug Retail - 10.7%
CVS Caremark Corp.	2,404,926	81,166,253
Walgreen Co.	1,557,718	54,893,982
		136,060,235
Food Retail - 5.0%
Kroger Co.	878,068	19,405,303
Safeway, Inc.	1,681,396	41,900,388
Susser Holdings Corp. (a)	70,300	589,114
The Pantry, Inc. (a)	162,909	2,134,108
		64,028,913
Hypermarkets & Super Centers - 6.3%
BJ's Wholesale Club, Inc. (a)	586,299	21,206,435
Wal-Mart Stores, Inc.	1,076,480	58,205,274
		79,411,709
TOTAL FOOD & STAPLES RETAILING		279,500,857

	Shares	Value
FOOD PRODUCTS - 13.1%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	609,253	$ 17,887,668
Bunge Ltd.	198,072	11,803,110
Corn Products International, Inc.	187,577	6,111,259
SLC Agricola SA	364,400	3,123,457
Viterra, Inc. (a)	331,300	3,060,334
		41,985,828
Packaged Foods & Meats - 9.8%
Ausnutria Dairy Hunan Co. Ltd. Class H	4,155,000	2,960,134
Brasil Foods SA	1,000	24,447
Cermaq ASA (a)	304,000	3,394,981
Cosan Ltd. Class A (a)	91,200	827,184
Danone	101,220	5,918,984
Dean Foods Co. (a)	1,918,268	27,987,530
General Mills, Inc.	116,923	8,419,625
Kraft Foods, Inc. Class A	310,062	8,815,063
Lindt & Spruengli AG (c)	109	2,535,792
Nestle SA (Reg.)	655,642	32,617,335
Tyson Foods, Inc. Class A	321,761	5,482,807
Unilever NV (NY Shares)	837,612	25,203,745
		124,187,627
TOTAL FOOD PRODUCTS		166,173,455
HOUSEHOLD PRODUCTS - 17.9%
Household Products - 17.9%
Colgate-Palmolive Co.	230,514	19,118,831
Energizer Holdings, Inc. (a)	390,266	22,615,915
Procter & Gamble Co.	2,928,338	185,305,226
		227,039,972
PERSONAL PRODUCTS - 4.1%
Personal Products - 4.1%
Avon Products, Inc.	1,496,306	45,547,555
Mead Johnson Nutrition Co. Class A	86,926	4,111,600
Natura Cosmeticos SA	164,500	3,033,030
		52,692,185
PHARMACEUTICALS - 3.0%
Pharmaceuticals - 3.0%
Johnson & Johnson	595,924	37,543,212
Perrigo Co.	1,000	49,570
		37,592,782
TOBACCO - 11.5%
Tobacco - 11.5%
Altria Group, Inc.	2,442,510	49,143,301
British American Tobacco PLC sponsored ADR	934,941	63,482,494
KT&G Corp.	56,270	3,114,254
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Philip Morris International, Inc.	540,657	$ 26,481,380
Souza Cruz Industria Comerico	92,300	3,156,429
		145,377,858
TOTAL COMMON STOCKS (Cost $1,133,829,769)		1,223,474,230
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.16% (d)	42,479,890	42,479,890
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	830,658	830,658
TOTAL MONEY MARKET FUNDS (Cost $43,310,548)		43,310,548
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $1,177,140,317)		1,266,784,778
NET OTHER ASSETS - 0.2%		2,782,497
NET ASSETS - 100%		$ 1,269,567,275
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 73,704
Fidelity Securities Lending Cash Central Fund	140,195
Total	$ 213,899
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.4%
United Kingdom	6.1%
Switzerland	2.8%
Belgium	2.3%
Netherlands	2.0%
Brazil	1.3%
Bermuda	1.0%
Others (individually less than 1%)	3.1%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $2,242,566 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $803,687) - See accompanying schedule: Unaffiliated issuers (cost $1,133,829,769)	$ 1,223,474,230
Fidelity Central Funds (cost $43,310,548)	43,310,548
Total Investments (cost $1,177,140,317)		$ 1,266,784,778
Foreign currency held at value (cost $108)		108
Receivable for investments sold		12,862,525
Receivable for fund shares sold		1,923,204
Dividends receivable		1,615,280
Distributions receivable from Fidelity Central Funds		10,510
Prepaid expenses		3,545
Other receivables		3,944
Total assets		1,283,203,894

Liabilities
Payable for investments purchased	$ 10,325,644
Payable for fund shares redeemed	1,419,802
Accrued management fee	577,290
Distribution fees payable	124,205
Other affiliated payables	294,964
Other payables and accrued expenses	64,056
Collateral on securities loaned, at value	830,658
Total liabilities		13,636,619

Net Assets		$ 1,269,567,275
Net Assets consist of:
Paid in capital		$ 1,194,469,877
Undistributed net investment income		1,438,918
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,985,104)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,643,584
Net Assets		$ 1,269,567,275

Statement of Assets and Liabilities - continued

February 28, 2010
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($162,370,196 ÷ 2,659,064 shares)	$ 61.06

Maximum offering price per share (100/94.25 of $61.06)	$ 64.79

Class T: Net Asset Value and redemption price per share ($29,661,556 ÷ 488,111 shares)	$ 60.77

Maximum offering price per share (100/96.50 of $60.77)	$ 62.97

Class B: Net Asset Value and offering price per share ($21,098,770 ÷ 349,507 shares) A	$ 60.37

Class C: Net Asset Value and offering price per share ($73,829,241 ÷ 1,224,471 shares) A	$ 60.29

Consumer Staples: Net Asset Value, offering price and redemption price per share ($946,455,301 ÷ 15,429,571 shares)	$ 61.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,152,211 ÷ 590,119 shares)	$ 61.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 28,762,013
Interest		5
Income from Fidelity Central Funds		213,899
Total income		28,975,917

Expenses
Management fee	$ 6,157,861
Transfer agent fees	3,057,955
Distribution fees	1,411,256
Accounting and security lending fees	411,499
Custodian fees and expenses	127,130
Independent trustees' compensation	7,233
Registration fees	135,457
Audit	42,554
Legal	5,574
Miscellaneous	16,951
Total expenses before reductions	11,373,470
Expense reductions	(27,975)	11,345,495
Net investment income (loss)		17,630,422
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,385,671
Foreign currency transactions	(33,750)
Total net realized gain (loss)		34,351,921
Change in net unrealized appreciation (depreciation) on: Investment securities	298,588,712
Assets and liabilities in foreign currencies	1,251
Total change in net unrealized appreciation (depreciation)		298,589,963
Net gain (loss)		332,941,884
Net increase (decrease) in net assets resulting from operations		$ 350,572,306

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,630,422	$ 12,665,686
Net realized gain (loss)	34,351,921	(44,836,625)
Change in net unrealized appreciation (depreciation)	298,589,963	(269,141,455)
Net increase (decrease) in net assets resulting from operations	350,572,306	(301,312,394)
Distributions to shareholders from net investment income	(15,962,478)	(11,887,776)
Distributions to shareholders from net realized gain	-	(334,486)
Total distributions	(15,962,478)	(12,222,262)
Share transactions - net increase (decrease)	33,089,434	494,877,505
Redemption fees	34,831	113,075
Total increase (decrease) in net assets	367,734,093	181,455,924

Net Assets
Beginning of period	901,833,182	720,377,258
End of period (including undistributed net investment income of $1,438,918 and undistributed net investment income of $512,356, respectively)	$ 1,269,567,275	$ 901,833,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.94	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.84	.67	.53	(.01)
Net realized and unrealized gain (loss)	17.02	(19.19)	7.29	1.28
Total from investment operations	17.86	(18.52)	7.82	1.27
Distributions from net investment income	(.74)	(.66)	(.42)	-
Distributions from net realized gain	-	(.02)	(2.44)	-
Total distributions	(.74)	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Total Return B, C, D	40.66%	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.13%	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.13%	1.18%	1.19%	1.28% A
Net investment income (loss)	1.51%	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 162,370	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.75	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.66	.53	.36	(.01)
Net realized and unrealized gain (loss)	16.95	(19.12)	7.29	1.18
Total from investment operations	17.61	(18.59)	7.65	1.17
Distributions from net investment income	(.59)	(.60)	(.35)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.59)	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Total Return B, C, D	40.24%	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.44%	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.44%	1.46%	1.46%	1.60% A
Net investment income (loss)	1.21%	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,662	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.53	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.37	.26	.04	(.07)
Net realized and unrealized gain (loss)	16.82	(19.01)	7.27	1.18
Total from investment operations	17.19	(18.75)	7.31	1.11
Distributions from net investment income	(.35)	(.42)	(.19)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.35)	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Total Return B, C, D	39.48%	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.97%	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.97%	1.96%	1.96%	2.09% A
Net investment income (loss)	.68%	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,099	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.46	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.41	.28	.06	(.08)
Net realized and unrealized gain (loss)	16.80	(19.00)	7.28	1.18
Total from investment operations	17.21	(18.72)	7.34	1.10
Distributions from net investment income	(.38)	(.44)	(.29)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.38)	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Total Return B, C, D	39.59%	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.90%	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.90%	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.89%	1.93%	1.92%	2.14% A
Net investment income (loss)	.75%	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 73,829	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.14	$ 63.25	$ 58.13	$ 52.18	$ 51.42
Income from Investment Operations
Net investment income (loss) C	.96	.88	.71	.56	.50
Net realized and unrealized gain (loss)	17.11	(19.31)	7.30	8.88	3.25
Total from investment operations	18.07	(18.43)	8.01	9.44	3.75
Distributions from net investment income	(.87)	(.67)	(.46)	(.32)	(.44)
Distributions from net realized gain	-	(.03)	(2.44)	(3.18)	(2.56)
Total distributions	(.87)	(.69) I	(2.90)	(3.50)	(3.00)
Redemption fees added to paid in capital C	- H	.01	.01	.01	.01
Net asset value, end of period	$ 61.34	$ 44.14	$ 63.25	$ 58.13	$ 52.18
Total Return A, B	40.96%	(29.23)%	13.72%	18.43%	7.50%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.91%	.91%	1.01%	1.04%
Expenses net of fee waivers, if any	.92%	.91%	.90%	.99%	1.04%
Expenses net of all reductions	.91%	.90%	.90%	.98%	1.03%
Net investment income (loss)	1.73%	1.55%	1.12%	.99%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 946,455	$ 657,263	$ 655,224	$ 374,930	$ 125,007
Portfolio turnover rate E	69%	70%	71%	99%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 44.07	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.98	.82	.74	.07
Net realized and unrealized gain (loss)	17.09	(19.23)	7.30	1.16
Total from investment operations	18.07	(18.41)	8.04	1.23
Distributions from net investment income	(.88)	(.73)	(.51)	-
Distributions from net realized gain	-	(.03)	(2.44)	-
Total distributions	(.88)	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	- J	.01	.01	- J
Net asset value, end of period	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Total Return B, C	41.03%	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.86%	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.86%	.91%	.85%	1.00% A
Expenses net of all reductions	.86%	.91%	.84%	1.00% A
Net investment income (loss)	1.78%	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,152	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 117,013,594
Gross unrealized depreciation	(40,330,590)
Net unrealized appreciation (depreciation)	$ 76,683,004

Tax Cost	$ 1,190,101,774

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,439,085
Capital loss carryforward	$ (2,242,566)
Net unrealized appreciation (depreciation)	$ 76,682,972

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 15,962,478	$ 12,222,262

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $749,813,665 and $739,748,758, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 396,506	$ 13,397
Class T	.25%	.25%	133,350	561
Class B	.75%	.25%	193,963	145,659
Class C	.75%	.25%	687,437	308,759
			$ 1,411,256	$ 468,376

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109,547
Class T	12,607
Class B*	51,810
Class C*	24,728
$ 198,692

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 402,842.25
Class T	82,383.31
Class B	65,652.34
Class C	180,801.26
Consumer Staples	2,245,942.28
Institutional Class	80,335.23
	$ 3,057,955

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,379 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,814 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $140,195.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,863 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $112.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 2,068,687	$ 1,409,006
Class T	279,551	273,000
Class B	121,683	118,536
Class C	461,837	437,729
Consumer Staples	12,515,444	9,279,861
Institutional Class	515,276	369,644
Total	$ 15,962,478	$ 11,887,776
From net realized gain
Class A	$ -	$ 11,953
Consumer Staples	-	317,666
Institutional Class	-	4,867
Total	$ -	$ 334,486

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	1,132,943	2,896,213	$ 59,482,737	$ 154,503,507
Reinvestment of distributions	31,495	27,496	1,903,559	1,327,859
Shares redeemed	(1,263,286)	(542,745)	(70,043,896)	(28,294,587)
Net increase (decrease)	(98,848)	2,380,964	$ (8,657,600)	$ 127,536,779
Class T
Shares sold	173,895	520,546	$ 9,112,154	$ 27,382,626
Reinvestment of distributions	4,329	5,430	262,823	260,678
Shares redeemed	(207,203)	(108,963)	(10,599,980)	(5,646,618)
Net increase (decrease)	(28,979)	417,013	$ (1,225,003)	$ 21,996,686
Class B
Shares sold	104,786	323,554	$ 5,439,880	$ 17,593,411
Reinvestment of distributions	1,610	1,967	97,230	94,022
Shares redeemed	(99,879)	(60,442)	(5,370,134)	(3,153,125)
Net increase (decrease)	6,517	265,079	$ 166,976	$ 14,534,308
Class C
Shares sold	378,183	1,133,018	$ 19,816,576	$ 59,347,217
Reinvestment of distributions	5,180	6,095	312,378	290,992
Shares redeemed	(422,141)	(191,974)	(22,614,834)	(10,093,420)
Net increase (decrease)	(38,778)	947,139	$ (2,485,880)	$ 49,544,789
Consumer Staples
Shares sold	6,969,074	13,482,265	$ 390,940,582	$ 765,828,751
Reinvestment of distributions	198,030	185,893	11,983,104	9,096,289
Shares redeemed	(6,628,713)	(9,136,327)	(351,735,799)	(521,761,725)
Net increase (decrease)	538,391	4,531,831	$ 51,187,887	$ 253,163,315
Institutional Class
Shares sold	333,805	760,504	$ 17,656,120	$ 40,084,673
Reinvestment of distributions	4,184	4,038	251,491	196,481
Shares redeemed	(449,527)	(227,140)	(23,804,557)	(12,179,526)
Net increase (decrease)	(111,538)	537,402	$ (5,896,946)	$ 28,101,628

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 19, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of the North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELCS-UANNPRO-0410
1.910418.100

Fidelity®
Select Portfolios®

Energy Sector

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Energy Sector
Energy	<Click Here>
Energy Service	<Click Here>
Natural Gas	<Click Here>
Natural Resources	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to February 28, 2010).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Energy Portfolio	.87%
Actual		$ 1,000.00	$ 1,156.10	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Energy Service Portfolio	.87%
Actual		$ 1,000.00	$ 1,154.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Natural Gas Portfolio	.90%
Actual		$ 1,000.00	$ 1,120.10	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Natural Resources Portfolio	.90%
Actual		$ 1,000.00	$ 1,146.00	$ 4.79
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	59.11%	7.22%	10.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from John Dowd, Portfolio Manager of Select Energy Portfolio: For the 12 months ending February 28, 2010, the fund returned 59.11%, outpacing the S&P 500 and the 36.01% return of the MSCI® U.S. IM Energy 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. While a favorable backdrop of steadier economic conditions, rising commodity prices, rallying coal stocks and investors' increased appetite for risk all contributed to the fund's strong returns during the period, the key to performance was my decision to position the portfolio aggressively in both market segments and securities. The biggest boost versus the MSCI Index came from our large underweighting in integrated oil and gas stocks. Having just a small slice of industry giant and major index component Exxon Mobil made this position the fund's top contributor by far. A generous underweighting in Chevron also contributed. Neither Exxon nor Chevron were held at period end. Favorable supply/demand trends in the coal industry and attractive stock valuations helped drive up performance from coal producers Massey Energy and Foundation Coal Holdings. Alpha Natural Resources acquired Foundation Coal during the period. Attractively valued land-rig provider Nabors Industries also contributed. Of course, there were disappointments. Chief among them was an underweighted position in strong-performing oil and gas equipment/services giant Schlumberger. An emphasis on oil and gas refining/marketing also was a considerable drag on performance. Sunoco and Frontier Oil were two significant detractors in this segment. Sunoco was not held at period end. An underweighting in oil and natural gas producer EOG Resources hurt when the stock rallied.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	7.0	6.1
XTO Energy, Inc.	5.6	0.0
Occidental Petroleum Corp.	5.2	6.4
Southwestern Energy Co.	5.2	4.8
BJ Services Co.	4.2	2.9
Anadarko Petroleum Corp.	4.1	1.7
Petrohawk Energy Corp.	3.8	3.5
Alpha Natural Resources, Inc.	3.5	2.6
Massey Energy Co.	3.3	3.0
National Oilwell Varco, Inc.	3.2	2.3
	45.1
Top Industries (% of fund's net assets)
As of February 28, 2010
Oil, Gas & Consumable Fuels	57.5%
Energy Equipment & Services	38.1%
Electrical Equipment	2.1%
Construction & Engineering	0.7%
Gas Utilities	0.6%
All Others*	1.0%

As of August 31, 2009
Oil, Gas & Consumable Fuels	55.7%
Energy Equipment & Services	39.0%
Electrical Equipment	2.4%
Gas Utilities	1.1%
Construction & Engineering	0.5%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Energy Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CHEMICALS - 0.1%
Commodity Chemicals - 0.1%
STR Holdings, Inc. (c)	65,900	$ 1,094,599
CONSTRUCTION & ENGINEERING - 0.7%
Construction & Engineering - 0.7%
Jacobs Engineering Group, Inc. (a)	410,754	15,937,255
ELECTRICAL EQUIPMENT - 2.1%
Electrical Components & Equipment - 2.0%
centrotherm photovoltaics AG (a)	82,178	3,320,198
First Solar, Inc. (a)(c)	158,749	16,811,519
JA Solar Holdings Co. Ltd. ADR (a)(c)	2,744,882	13,614,615
SunPower Corp.:
Class A (a)(c)	71,600	1,342,500
Class B (a)	488,700	7,980,471
		43,069,303
Heavy Electrical Equipment - 0.1%
Vestas Wind Systems AS (a)	38,200	1,886,868
TOTAL ELECTRICAL EQUIPMENT		44,956,171
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)	67,975	4,550,926
ENERGY EQUIPMENT & SERVICES - 38.1%
Oil & Gas Drilling - 11.9%
Atwood Oceanics, Inc. (a)	100,745	3,370,928
Diamond Offshore Drilling, Inc.	200	17,464
Ensco International Ltd. ADR	335,400	14,814,618
Helmerich & Payne, Inc.	728,398	29,514,687
Hercules Offshore, Inc. (a)	535,633	1,960,417
Nabors Industries Ltd. (a)	2,327,161	51,290,628
Noble Corp.	1,493,400	63,111,084
Northern Offshore Ltd. (a)	3,489,000	5,714,736
Patterson-UTI Energy, Inc.	635,242	9,808,136
Pride International, Inc. (a)	421,900	11,804,762
Transocean Ltd. (a)	775,051	61,864,571
		253,272,031
Oil & Gas Equipment & Services - 26.2%
Baker Hughes, Inc.	456,048	21,853,820
Basic Energy Services, Inc. (a)	90,700	857,115
BJ Services Co.	4,109,789	89,798,890
Cameron International Corp. (a)	65,300	2,685,789
Complete Production Services, Inc. (a)	141,700	1,978,132
Core Laboratories NV	75,900	9,413,877
Dresser-Rand Group, Inc. (a)	115,700	3,576,287
Global Industries Ltd. (a)	1,018,660	6,875,955
Halliburton Co.	1,248,230	37,634,135
Helix Energy Solutions Group, Inc. (a)	226,800	2,610,468
Key Energy Services, Inc. (a)	235,800	2,391,012
National Oilwell Varco, Inc.	1,585,212	68,909,166
Newpark Resources, Inc. (a)	64,007	330,916

	Shares	Value
Oceaneering International, Inc. (a)	287,370	$ 17,371,517
Oil States International, Inc. (a)	83,100	3,574,962
Schlumberger Ltd.	2,455,960	150,059,157
Smith International, Inc.	1,309,178	53,663,206
Superior Energy Services, Inc. (a)	584,206	12,075,538
Superior Well Services, Inc. (a)	28,100	502,709
TSC Offshore Group Ltd. (a)	5,462,000	1,688,800
Weatherford International Ltd. (a)	3,735,944	62,352,905
Willbros Group, Inc. (a)	637,018	9,618,972
		559,823,328
TOTAL ENERGY EQUIPMENT & SERVICES		813,095,359
GAS UTILITIES - 0.6%
Gas Utilities - 0.6%
Questar Corp.	262,828	11,036,148
Zhongyu Gas Holdings Ltd. (a)	18,716,000	1,904,826
		12,940,974
METALS & MINING - 0.3%
Diversified Metals & Mining - 0.3%
Teck Resources Ltd. Class B (sub. vtg.) (a)	148,600	5,465,260
OIL, GAS & CONSUMABLE FUELS - 57.5%
Coal & Consumable Fuels - 11.3%
Alpha Natural Resources, Inc. (a)	1,625,526	74,790,451
Arch Coal, Inc.	2,244,977	50,489,533
Centennial Coal Co. Ltd.	738,787	2,415,590
Cloud Peak Energy, Inc.	353,705	5,379,853
CONSOL Energy, Inc.	686,916	34,593,090
International Coal Group, Inc. (a)	287,096	1,251,739
Massey Energy Co.	1,643,305	70,777,146
PT Bumi Resources Tbk	8,082,000	1,947,996
SouthGobi Energy Resources Ltd. (a)(d)	12,400	193,262
		241,838,660
Integrated Oil & Gas - 9.2%
Marathon Oil Corp.	2,020,600	58,496,370
Murphy Oil Corp.	100	5,190
Occidental Petroleum Corp.	1,388,538	110,874,759
Royal Dutch Shell PLC Class A sponsored ADR	388,500	21,266,490
Suncor Energy, Inc.	180,700	5,222,226
		195,865,035
Oil & Gas Exploration & Production - 34.4%
Anadarko Petroleum Corp.	1,255,465	88,045,760
Apache Corp.	378,200	39,196,648
Arena Resources, Inc. (a)	278,420	11,534,941
Brigham Exploration Co. (a)	381,500	6,264,230
Cabot Oil & Gas Corp.	1,403,180	56,323,645
Canadian Natural Resources Ltd.	295,100	19,878,059
Chesapeake Energy Corp.	412,685	10,965,040
Comstock Resources, Inc. (a)	578,416	19,966,920
EOG Resources, Inc.	122,647	11,534,950
EXCO Resources, Inc.	2,544,013	48,107,286
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Mariner Energy, Inc. (a)	3,100	$ 46,562
Newfield Exploration Co. (a)	514,600	26,280,622
Niko Resources Ltd.	53,000	5,036,826
OPTI Canada, Inc. (a)	466,800	838,443
Painted Pony Petroleum Ltd. Class A (a)	393,900	2,807,555
Petrobank Energy & Resources Ltd. (a)	74,700	3,865,445
Petrohawk Energy Corp. (a)	3,771,595	80,712,133
Range Resources Corp.	259,750	13,145,948
Southwestern Energy Co. (a)	2,593,090	110,335,980
Ultra Petroleum Corp. (a)	419,100	19,165,443
Whiting Petroleum Corp. (a)	554,425	41,498,711
XTO Energy, Inc.	2,613,782	119,449,837
		735,000,984
Oil & Gas Refining & Marketing - 2.6%
Frontier Oil Corp.	1,313,984	16,280,262
Holly Corp.	265,300	6,812,904
Tesoro Corp.	139,800	1,666,416
Valero Energy Corp.	1,386,908	24,298,628
World Fuel Services Corp.	210,800	5,569,336
		54,627,546
TOTAL OIL, GAS & CONSUMABLE FUELS		1,227,332,225
TOTAL COMMON STOCKS (Cost $1,794,014,354)		2,125,372,769
Convertible Bonds - 0.0%
Principal Amount
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $1,040,000)	$ 1,040,000	1,024,504
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (e)	8,223,204	$ 8,223,204
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	27,496,708	27,496,708
TOTAL MONEY MARKET FUNDS (Cost $35,719,912)		35,719,912
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,830,774,266)	2,162,117,185
NET OTHER ASSETS - (1.3)%	(28,099,333)
NET ASSETS - 100%	$ 2,134,017,852
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 193,262 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,233
Fidelity Securities Lending Cash Central Fund	660,431
Total	$ 719,664
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,125,372,769	$ 2,125,372,769	$ -	$ -
Convertible Bonds	1,024,504	-	1,024,504	-
Money Market Funds	35,719,912	35,719,912	-	-
Total Investments in Securities:	$ 2,162,117,185	$ 2,161,092,681	$ 1,024,504	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.7%
Switzerland	8.7%
Netherlands Antilles	7.0%
Canada	2.9%
United Kingdom	1.7%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $231,079,492 all of which will expire on February 28, 2018.
The fund intends to elect to defer to its fiscal year ending February 28, 2011 approximately $23,924,412 of losses recognized during the period November 1, 2009 to February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $27,016,951) - See accompanying schedule: Unaffiliated issuers (cost $1,795,054,354)	$ 2,126,397,273
Fidelity Central Funds (cost $35,719,912)	35,719,912
Total Investments (cost $1,830,774,266)		$ 2,162,117,185
Receivable for investments sold		5,228,134
Receivable for fund shares sold		1,691,519
Dividends receivable		1,724,430
Interest receivable		18,525
Distributions receivable from Fidelity Central Funds		43,333
Prepaid expenses		6,273
Other receivables		22,612
Total assets		2,170,852,011

Liabilities
Payable to custodian bank	$ 1,083
Payable for investments purchased	5,029,199
Payable for fund shares redeemed	2,723,561
Accrued management fee	988,946
Other affiliated payables	535,824
Other payables and accrued expenses	58,838
Collateral on securities loaned, at value	27,496,708
Total liabilities		36,834,159

Net Assets		$ 2,134,017,852
Net Assets consist of:
Paid in capital		$ 2,090,492,711
Distributions in excess of net investment income		(206,987)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(287,604,584)
Net unrealized appreciation (depreciation) on investments		331,336,712
Net Assets, for 48,996,257 shares outstanding		$ 2,134,017,852
Net Asset Value, offering price and redemption price per share ($2,134,017,852 ÷ 48,996,257 shares)		$ 43.55

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 20,235,383
Interest		40,691
Income from Fidelity Central Funds (including $660,431 from security lending)		719,664
Total income		20,995,738

Expenses
Management fee	$ 10,924,170
Transfer agent fees	5,734,083
Accounting and security lending fees	652,145
Custodian fees and expenses	58,325
Independent trustees' compensation	12,824
Registration fees	88,568
Audit	46,110
Legal	9,270
Interest	238
Miscellaneous	33,590
Total expenses before reductions	17,559,323
Expense reductions	(122,583)	17,436,740
Net investment income (loss)		3,558,998
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,049,493
Foreign currency transactions	(347,999)
Capital gain distributions from Fidelity Central Funds	2,224
Total net realized gain (loss)		43,703,718
Change in net unrealized appreciation (depreciation) on investment securities		750,988,749
Net gain (loss)		794,692,467
Net increase (decrease) in net assets resulting from operations		$ 798,251,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,558,998	$ 841,184
Net realized gain (loss)	43,703,718	(276,486,254)
Change in net unrealized appreciation (depreciation)	750,988,749	(1,486,947,327)
Net increase (decrease) in net assets resulting from operations	798,251,465	(1,762,592,397)
Distributions to shareholders from net investment income	(4,448,317)	(495,957)
Distributions to shareholders from net realized gain	-	(62,490,281)
Total distributions	(4,448,317)	(62,986,238)
Share transactions Proceeds from sales of shares	635,828,628	1,140,937,797
Reinvestment of distributions	4,235,438	59,330,132
Cost of shares redeemed	(637,354,218)	(1,193,502,037)
Net increase (decrease) in net assets resulting from share transactions	2,709,848	6,765,892
Redemption fees	122,933	342,869
Total increase (decrease) in net assets	796,635,929	(1,818,469,874)

Net Assets
Beginning of period	1,337,381,923	3,155,851,797
End of period (including distributions in excess of net investment income of $206,987 and distributions in excess of net investment income of $155, respectively)	$ 2,134,017,852	$ 1,337,381,923
Other Information Shares
Sold	16,609,422	22,915,495
Issued in reinvestment of distributions	101,862	912,631
Redeemed	(16,469,484)	(24,013,312)
Net increase (decrease)	241,800	(185,186)

Financial Highlights

Years ended February 28,	2010	2009	2008G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 27.43	$ 64.48	$ 48.80	$ 49.20	$ 38.71
Income from Investment Operations
Net investment income (loss)C	.07	.02	.01	.18	.12
Net realized and unrealized gain (loss)	16.14	(35.81)	19.61	4.13	12.87
Total from investment operations	16.21	(35.79)	19.62	4.31	12.99
Distributions from net investment income	(.09)	(.01)	(.05)	(.10)	(.09)
Distributions from net realized gain	-	(1.26)	(3.90)	(4.62)	(2.44)
Total distributions	(.09)	(1.27)	(3.95)	(4.72)	(2.53)
Redemption fees added to paid in capitalC	-H	.01	.01	.01	.03
Net asset value, end of period	$ 43.55	$ 27.43	$ 64.48	$ 48.80	$ 49.20
Total ReturnA,B	59.11%	(56.63)%	40.72%	8.57%	34.39%
Ratios to Average Net AssetsD,F
Expenses before reductions	.90%	.83%	.84%	.89%	.94%
Expenses net of fee waivers, if any	.90%	.83%	.84%	.89%	.94%
Expenses net of all reductions	.90%	.83%	.84%	.89%	.89%
Net investment income (loss)	.18%	.03%	.02%	.36%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,134,018	$ 1,337,382	$ 3,155,852	$ 2,145,397	$ 2,547,799
Portfolio turnover rateE	97%	148%	55%	102%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	72.15%	6.04%	8.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from John Dowd, Portfolio Manager of Select Energy Service Portfolio: For the 12 months ending February 28, 2010, the fund returned 72.15%, outpacing the S&P 500 and in line with the 72.29% return of the MSCI® U.S. IM Energy Equipment & Services 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. A favorable backdrop of steadier economic conditions, rising commodity prices and investors' increased appetite for risk all contributed to the fund's strong returns over the period. Security selection provided a boost versus the MSCI Index. Deepwater oil and gas drilling company Atwood Oceanics was the fund's top contributor, benefiting from a backlog of orders that enabled it to maintain profitability while competitors floundered. I sold the position. Attractively priced stocks from oil and gas equipment/services firms Lufkin Industries and Dril-Quip both recovered as oil prices soared. I sold Dril-Quip. A below-benchmark position in oil and gas equipment/services firm Baker Hughes helped when earnings missteps led the stock to falter. Conversely, individual stock disappointments included out-of-index positions in solar power companies SunPower, First Solar and Energy Conversion Devices, which were hurt by pricing pressure due to a glut of solar equipment on the market. I sold Energy Conversion Devices. An outsized stake in oil and gas equipment/services firm Weatherford International declined when the company experienced project delays and was unable to translate higher revenue into larger profits. An underweighted position in strong-performing global oil services conglomerate Halliburton also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Service Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	19.0	23.3
National Oilwell Varco, Inc.	6.4	6.4
Transocean Ltd.	5.8	7.6
Baker Hughes, Inc.	5.8	0.0
Smith International, Inc.	5.4	4.5
Weatherford International Ltd.	5.0	7.7
Halliburton Co.	4.4	4.2
BJ Services Co.	3.9	4.8
Nabors Industries Ltd.	3.2	2.2
Ensco International Ltd. ADR	2.6	0.0
	61.5
Top Industries (% of fund's net assets)
As of February 28, 2010
Energy Equipment & Services	96.7%
Electrical Equipment	2.3%
Construction & Engineering	0.6%
Electronic Equipment & Components	0.2%
All Others*	0.2%

As of August 31, 2009
Energy Equipment & Services	97.4%
Electrical Equipment	2.5%
Industrial Conglomerates †	0.0%
All Others*	0.1%

* Includes short-term investments and net other assets.
† Amount represents less than 0.1%.

Annual Report

Energy Service Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	210,600	$ 8,171,280
ELECTRICAL EQUIPMENT - 2.3%
Electrical Components & Equipment - 2.3%
centrotherm photovoltaics AG (a)	50,900	2,056,488
First Solar, Inc. (a)(c)	92,600	9,806,340
JA Solar Holdings Co. Ltd. ADR (a)(c)	2,273,800	11,278,048
SunPower Corp.:
Class A (a)	45,500	853,125
Class B (a)	324,800	5,303,984
		29,297,985
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)	37,100	2,483,845
ENERGY EQUIPMENT & SERVICES - 96.7%
Oil & Gas Drilling - 22.1%
Ensco International Ltd. ADR	762,800	33,692,876
Helmerich & Payne, Inc.	398,600	16,151,272
Hercules Offshore, Inc. (a)(c)	1,486,631	5,441,069
Nabors Industries Ltd. (a)	1,885,255	41,551,020
Noble Corp.	725,935	30,678,013
Northern Offshore Ltd. (a)	5,235,000	8,574,561
Parker Drilling Co. (a)	943,000	4,837,590
Patterson-UTI Energy, Inc.	2,167,500	33,466,200
Pioneer Drilling Co. (a)	735,400	5,250,756
Pride International, Inc. (a)	672,000	18,802,560
Seahawk Drilling, Inc. (a)	174,140	3,578,577
Transocean Ltd. (a)	937,587	74,838,194
Trinidad Drilling Ltd.	696,600	4,753,232
Union Drilling, Inc. (a)	238,300	1,591,844
		283,207,764
Oil & Gas Equipment & Services - 74.6%
Allis-Chalmers Energy, Inc. (a)(c)	388,900	1,470,042
Baker Hughes, Inc. (c)	1,552,300	74,386,216
Basic Energy Services, Inc. (a)	1,025,600	9,691,920
BJ Services Co.	2,318,100	50,650,485
Bristow Group, Inc. (a)	340,700	12,336,747
Cal Dive International, Inc. (a)	65,662	462,917
Calfrac Well Services Ltd.	175,300	3,973,300
Cameron International Corp. (a)	424,088	17,442,739
Carbo Ceramics, Inc.	19,100	1,165,673
Complete Production Services, Inc. (a)	839,900	11,725,004
Core Laboratories NV (c)	185,900	23,057,177
Dawson Geophysical Co. (a)	56,300	1,608,491
Dresser-Rand Group, Inc. (a)	378,300	11,693,253
Global Industries Ltd. (a)	1,947,300	13,144,275
Gulfmark Offshore, Inc. Class A (a)	72,100	1,773,660
Halliburton Co.	1,857,141	55,992,801
Hornbeck Offshore Services, Inc. (a)	350,000	6,608,000

	Shares	Value
ION Geophysical Corp. (a)	428,400	$ 1,962,072
Key Energy Services, Inc. (a)	1,608,600	16,311,204
Lufkin Industries, Inc.	344,300	25,151,115
National Oilwell Varco, Inc.	1,874,662	81,491,557
Natural Gas Services Group, Inc. (a)	73,000	1,118,360
Newpark Resources, Inc. (a)	3,422,463	17,694,134
North American Energy Partners, Inc. (a)	394,200	4,016,899
Oceaneering International, Inc. (a)	512,300	30,968,535
Oil States International, Inc. (a)	266,000	11,443,320
OYO Geospace Corp. (a)	24,400	1,050,664
PHI, Inc. (non-vtg.) (a)	248,100	4,842,912
RPC, Inc.	596,400	7,371,504
Schlumberger Ltd.	3,997,846	244,268,393
SEACOR Holdings, Inc. (a)	18,500	1,413,030
Smith International, Inc.	1,703,156	69,812,364
Superior Energy Services, Inc. (a)	861,875	17,814,956
Superior Well Services, Inc. (a)(c)	764,000	13,667,960
T-3 Energy Services, Inc. (a)	477,800	11,342,972
Tenaris SA sponsored ADR (c)	75,900	3,144,537
TETRA Technologies, Inc. (a)	2,508,602	25,286,708
TSC Offshore Group Ltd. (a)	4,114,000	1,272,011
Weatherford International Ltd. (a)	3,856,838	64,370,626
Willbros Group, Inc. (a)	248,000	3,744,800
		956,743,333
TOTAL ENERGY EQUIPMENT & SERVICES		1,239,951,097
TOTAL COMMON STOCKS (Cost $1,061,119,981)		1,279,904,207
Convertible Bonds - 0.0%
Principal Amount
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $620,000)	$ 620,000	610,762
Money Market Funds - 6.6%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	1,698,223	$ 1,698,223
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	82,277,498	82,277,498
TOTAL MONEY MARKET FUNDS (Cost $83,975,721)		83,975,721
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $1,145,715,702)	1,364,490,690
NET OTHER ASSETS - (6.4)%	(82,063,026)
NET ASSETS - 100%	$ 1,282,427,664
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,392
Fidelity Securities Lending Cash Central Fund	438,190
Total	$ 463,582
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,279,904,207	$ 1,279,904,207	$ -	$ -
Convertible Bonds	610,762	-	610,762	-
Money Market Funds	83,975,721	83,975,721	-	-
Total Investments in Securities:	$ 1,364,490,690	$ 1,363,879,928	$ 610,762	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	60.4%
Netherlands Antilles	19.0%
Switzerland	13.2%
United Kingdom	2.6%
Netherlands	1.8%
Canada	1.0%
Cayman Islands	1.0%
Others (individually less than 1%)	1.0%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $233,148,622 all of which will expire on February 28, 2018.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $80,209,856) - See accompanying schedule: Unaffiliated issuers (cost $1,061,739,981)	$ 1,280,514,969
Fidelity Central Funds (cost $83,975,721)	83,975,721
Total Investments (cost $1,145,715,702)		$ 1,364,490,690
Receivable for investments sold		16,001,827
Receivable for fund shares sold		795,832
Dividends receivable		1,096,077
Interest receivable		11,044
Distributions receivable from Fidelity Central Funds		20,732
Prepaid expenses		3,768
Other receivables		2,746
Total assets		1,382,422,716

Liabilities
Payable to custodian bank	$ 484
Payable for investments purchased	12,747,715
Payable for fund shares redeemed	4,014,765
Accrued management fee	595,292
Other affiliated payables	320,355
Other payables and accrued expenses	38,943
Collateral on securities loaned, at value	82,277,498
Total liabilities		99,995,052

Net Assets		$ 1,282,427,664
Net Assets consist of:
Paid in capital		$ 1,318,907,015
Accumulated net investment loss		(196)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(255,254,129)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		218,774,974
Net Assets, for 22,009,495 shares outstanding		$ 1,282,427,664
Net Asset Value, offering price and redemption price per share ($1,282,427,664 ÷ 22,009,495 shares)		$ 58.27

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 8,317,518
Special dividends		2,213,662
Interest		24,273
Income from Fidelity Central Funds (including $438,190 from security lending)		463,582
Total income		11,019,035

Expenses
Management fee	$ 6,566,385
Transfer agent fees	3,425,907
Accounting and security lending fees	435,951
Custodian fees and expenses	43,754
Independent trustees' compensation	7,751
Registration fees	73,965
Audit	50,192
Legal	5,374
Interest	1,069
Miscellaneous	22,479
Total expenses before reductions	10,632,827
Expense reductions	(57,025)	10,575,802
Net investment income (loss)		443,233
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,041,238
Foreign currency transactions	(26,627)
Capital gains distributions from Fidelity Central Funds	1,561
Total net realized gain (loss)		48,016,172
Change in net unrealized appreciation (depreciation) on: Investment securities	489,518,476
Assets and liabilities in foreign currencies	36
Total change in net unrealized appreciation (depreciation)		489,518,512
Net gain (loss)		537,534,684
Net increase (decrease) in net assets resulting from operations		$ 537,977,917

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 443,233	$ (477,832)
Net realized gain (loss)	48,016,172	(285,795,308)
Change in net unrealized appreciation (depreciation)	489,518,512	(1,034,651,820)
Net increase (decrease) in net assets resulting from operations	537,977,917	(1,320,924,960)
Distributions to shareholders from net investment income	(787,232)	-
Distributions to shareholders from net realized gain	-	(95,954,641)
Total distributions	(787,232)	(95,954,641)
Share transactions Proceeds from sales of shares	505,358,815	984,296,735
Reinvestment of distributions	745,437	90,434,435
Cost of shares redeemed	(501,940,099)	(1,173,417,767)
Net increase (decrease) in net assets resulting from share transactions	4,164,153	(98,686,597)
Redemption fees	127,188	406,720
Total increase (decrease) in net assets	541,482,026	(1,515,159,478)

Net Assets
Beginning of period	740,945,638	2,256,105,116
End of period (including accumulated net investment loss of $196 and accumulated net investment loss of $122, respectively)	$ 1,282,427,664	$ 740,945,638
Other Information Shares
Sold	9,992,001	12,065,354
Issued in reinvestment of distributions	12,721	951,841
Redeemed	(9,871,755)	(15,499,784)
Net increase (decrease)	132,967	(2,482,589)

Financial Highlights

Years ended February 28,	2010	2009	2008K	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 33.87	$ 92.62	$ 66.82	$ 68.03	$ 49.44
Income from Investment Operations
Net investment income (loss)C	.02F	(.02)G	(.21)	(.21)H	(.12)I
Net realized and unrealized gain (loss)	24.41	(54.75)	28.45	3.07	18.64
Total from investment operations	24.43	(54.77)	28.24	2.86	18.52
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	(4.00)	(2.46)	(4.15)	-
Total distributions	(.04)	(4.00)	(2.46)	(4.15)	-
Redemption fees added to paid in capitalC	.01	.02	.02	.08	.07
Net asset value, end of period	$ 58.27	$ 33.87	$ 92.62	$ 66.82	$ 68.03
Total ReturnA,B	72.15%	(61.89)%	42.91%	3.92%	37.60%
Ratios to Average Net AssetsD,J
Expenses before reductions	.91%	.82%	.83%	.88%	.94%
Expenses net of fee waivers, if any	.91%	.82%	.83%	.88%	.94%
Expenses net of all reductions	.91%	.82%	.83%	.88%	.91%
Net investment income (loss)	.04%F	(.03)%G	(.23)%	(.30)%H	(.21)%I
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,282,428	$ 740,946	$ 2,256,105	$ 1,221,404	$ 1,734,076
Portfolio turnover rateE	84%	82%	64%	92%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%. G Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%. H Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%. I Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%. J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. K For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	63.57%	4.73%	11.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from James McElligott, Portfolio Manager of Select Natural Gas Portfolio: During the past year, the fund returned 63.57%, topping the S&P 500 and the 61.11% mark of the S&P® Custom Natural Gas Index, which was adopted in December 2009 as a better representation of the fund's investment universe. An out-of-index stake in coal and consumable fuels aided relative performance the most versus the industry benchmark. Having minimal exposure to multi-utilities, gas utilities and electric utilities - most of which are regulated, slow-growth companies - further bolstered the fund's performance. Our top relative contributor, Massey Energy, is a producer of metallurgical-grade coal - the kind used to make steel - and thermal coal, which is burned as a fuel in many power plants. Robust demand for steel from emerging markets combined with cold winter temperatures and somewhat higher prices in the second half of the period for natural gas - a competing fuel - to benefit Massey's stock price. A large overweighting in exploration and production (E&P) holding Quicksilver Resources provided a considerable boost to relative performance. Despite initial concern about its balance sheet, Quicksilver's stock more than doubled, as the company was able to restructure some debt and entered into a joint venture agreement that brought in some cash. Not owning index components Duke Energy and Dominion Resources bolstered our results, as did significantly underweighting Sempra Energy. Meanwhile the share price of oil E&P holding Venoco soared in response to easing concern about its balance sheet. Conversely, weak stock selection in oil and gas refining and marketing more than offset the benefits of overweighting the group. Similarly, a heavier-than-index representation in oil and gas exploration/production was helpful, but that positive was overshadowed by unfavorable stock picks. Additionally, the fund's positions in solar stocks - which are classified in our listings under electrical components/equipment - fared poorly. At the stock level, solar technology supplier SunPower was one of the few fund holdings to finish the period with a negative return, due to industrywide oversupply of solar components and some adverse regulatory events in Europe. Denbury Resources, an oil producer, also detracted, as did SandRidge Energy, a gas producer. Some stocks mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Gas Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Plains Exploration & Production Co.	9.3	8.1
Anadarko Petroleum Corp.	9.2	5.3
Chesapeake Energy Corp.	8.4	9.0
Southwestern Energy Co.	4.9	5.6
Denbury Resources, Inc.	4.4	4.7
Range Resources Corp.	4.4	5.0
Massey Energy Co.	3.3	3.5
Petrohawk Energy Corp.	2.8	2.0
Ultra Petroleum Corp.	2.6	2.7
Nabors Industries Ltd.	2.5	2.3
	51.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Oil, Gas & Consumable Fuels	71.9%
Energy Equipment & Services	21.6%
Electrical Equipment	2.3%
Gas Utilities	1.1%
Electric Utilities	0.8%
All Others*	2.3%

As of August 31, 2009
Oil, Gas & Consumable Fuels	73.8%
Energy Equipment & Services	18.2%
Electrical Equipment	2.9%
Electric Utilities	1.2%
Gas Utilities	0.8%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Natural Gas Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
ELECTRIC UTILITIES - 0.8%
Electric Utilities - 0.8%
Entergy Corp.	62,600	$ 4,755,722
FirstEnergy Corp.	35,300	1,364,345
Great Plains Energy, Inc.	153,700	2,737,397
		8,857,464
ELECTRICAL EQUIPMENT - 2.2%
Electrical Components & Equipment - 2.2%
First Solar, Inc. (a)(c)	80,500	8,524,950
Renewable Energy Corp. AS (a)(c)	1,173,032	4,164,235
SunPower Corp.:
Class A (a)	34,800	652,500
Class B (a)	699,500	11,422,835
		24,764,520
ENERGY EQUIPMENT & SERVICES - 21.6%
Oil & Gas Drilling - 11.6%
Atwood Oceanics, Inc. (a)	258,790	8,659,113
Diamond Offshore Drilling, Inc. (c)	5,000	436,600
Ensco International Ltd. ADR	588,100	25,976,377
Helmerich & Payne, Inc.	383,415	15,535,976
Nabors Industries Ltd. (a)	1,293,682	28,512,751
Noble Corp.	386,700	16,341,942
Northern Offshore Ltd. (a)	1,400,000	2,293,101
Patterson-UTI Energy, Inc.	996,400	15,384,416
Pride International, Inc. (a)	274,100	7,669,318
Scorpion Offshore Ltd. (a)	150,000	733,515
Seadrill Ltd. (c)	259,900	5,976,482
Transocean Ltd. (a)	68,127	5,437,897
		132,957,488
Oil & Gas Equipment & Services - 10.0%
Baker Hughes, Inc.	319,300	15,300,856
BJ Services Co.	397,700	8,689,745
Cameron International Corp. (a)	123,744	5,089,591
FMC Technologies, Inc. (a)	173,800	9,762,346
Halliburton Co.	609,100	18,364,365
National Oilwell Varco, Inc.	377,856	16,425,400
Schlumberger Ltd.	100,000	6,110,000
Smith International, Inc.	218,600	8,960,414
TSC Offshore Group Ltd. (a)	3,462,000	1,070,418
Weatherford International Ltd. (a)	1,459,200	24,354,048
		114,127,183
TOTAL ENERGY EQUIPMENT & SERVICES		247,084,671
GAS UTILITIES - 1.1%
Gas Utilities - 1.1%
China Gas Holdings Ltd.	1,000,000	524,336
China Resources Gas Group Ltd.	2,354,000	3,402,628
Questar Corp.	50,000	2,099,500
Xinao Gas Holdings Ltd.	2,518,000	6,046,678
		12,073,142

	Shares	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.8%
Independent Power Producers & Energy Traders - 0.8%
Dynegy, Inc. Class A (a)	3,424,513	$ 5,136,770
NRG Energy, Inc. (a)	141,900	3,099,096
RRI Energy, Inc. (a)	186,600	793,050
		9,028,916
METALS & MINING - 0.3%
Diversified Metals & Mining - 0.3%
Globe Specialty Metals, Inc.	66,100	678,186
Grande Cache Coal Corp. (a)	100,000	642,433
Ivanhoe Mines Ltd. (a)	100,000	1,597,529
		2,918,148
MULTI-UTILITIES - 0.2%
Multi-Utilities - 0.2%
CMS Energy Corp.	44,200	674,934
Sempra Energy	43,500	2,138,895
		2,813,829
OIL, GAS & CONSUMABLE FUELS - 67.5%
Coal & Consumable Fuels - 7.9%
Arch Coal, Inc.	1,120,508	25,200,225
China Coal Energy Co. Ltd. (H Shares)	3,821,000	6,094,146
China Shenhua Energy Co. Ltd. (H Shares)	1,727,500	7,433,266
CONSOL Energy, Inc.	169,600	8,541,056
Evergreen Energy, Inc. (a)(c)	4,517,715	1,382,421
Massey Energy Co.	880,100	37,905,907
Peabody Energy Corp.	29,200	1,342,324
PT Bumi Resources Tbk	8,637,000	2,081,767
		89,981,112
Integrated Oil & Gas - 1.2%
Chevron Corp.	50,000	3,615,000
ConocoPhillips	50,000	2,400,000
Hess Corp.	86,900	5,109,720
InterOil Corp. (a)	40,000	2,512,400
		13,637,120
Oil & Gas Exploration & Production - 54.1%
Anadarko Petroleum Corp.	1,499,100	105,131,883
Apache Corp.	17,700	1,834,428
Chesapeake Energy Corp.	3,588,650	95,350,431
Compton Petroleum Corp. (a)(c)	2,989,800	2,557,206
Concho Resources, Inc. (a)	15,000	696,750
Denbury Resources, Inc. (a)(c)	3,590,675	50,556,704
Devon Energy Corp.	2,200	151,492
EOG Resources, Inc.	142,100	13,364,505
EXCO Resources, Inc.	324,900	6,143,859
Iteration Energy Ltd. (a)	500,000	798,289
Mariner Energy, Inc. (a)	512,600	7,699,252
Niko Resources Ltd.	25,000	2,375,861
Noble Energy, Inc.	77,600	5,636,864
Painted Pony Petroleum Ltd. (a)(d)	11,400	81,254
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Painted Pony Petroleum Ltd. Class A (a)	138,600	$ 987,883
Petrobank Energy & Resources Ltd. (a)	67,300	3,482,523
Petrohawk Energy Corp. (a)	1,501,472	32,131,501
Plains Exploration & Production Co. (a)	3,242,160	106,375,270
Quicksilver Resources, Inc. (a)(c)	694,453	10,361,239
Range Resources Corp.	996,300	50,422,743
SandRidge Energy, Inc. (a)(c)	2,145,700	17,036,858
Southwestern Energy Co. (a)	1,302,200	55,408,610
Stone Energy Corp. (a)	414,300	7,063,815
Ultra Petroleum Corp. (a)	648,719	29,665,920
Venoco, Inc. (a)	36,695	421,259
W&T Offshore, Inc. (c)	283,290	2,495,785
Whiting Petroleum Corp. (a)	49,600	3,712,560
XTO Energy, Inc.	127,875	5,843,888
		617,788,632
Oil & Gas Refining & Marketing - 2.0%
Holly Corp.	166,000	4,262,880
Petroplus Holdings AG (c)	168,220	2,541,149
Tesoro Corp. (c)	133,046	1,585,908
Valero Energy Corp.	529,100	9,269,832
Western Refining, Inc. (a)(c)	1,285,200	5,577,768
		23,237,537
Oil & Gas Storage & Transport - 2.3%
Copano Energy LLC	509,051	12,115,414
Markwest Energy Partners LP	243,500	7,202,730
Quicksilver Gas Services LP	360,600	7,280,514
		26,598,658
TOTAL OIL, GAS & CONSUMABLE FUELS		771,243,059
TOTAL COMMON STOCKS (Cost $1,185,527,061)		1,078,783,749
Convertible Preferred Stocks - 1.6%

OIL, GAS & CONSUMABLE FUELS - 1.6%
Oil & Gas Exploration & Production - 1.6%
SandRidge Energy, Inc. 8.50% (Cost $14,256,000)	150,000	18,178,500
Convertible Bonds - 2.9%
	Principal Amount	Value
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
SunPower Corp. 4.75% 4/15/14	$ 550,000	$ 541,805
OIL, GAS & CONSUMABLE FUELS - 2.8%
Oil & Gas Exploration & Production - 2.8%
Chesapeake Energy Corp. 2.5% 5/15/37	37,160,000	32,355,212
TOTAL CONVERTIBLE BONDS (Cost $23,808,974)		32,897,017
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 0.16% (e)	3,565,281	3,565,281
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	57,420,473	57,420,473
TOTAL MONEY MARKET FUNDS (Cost $60,985,754)		60,985,754
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,284,577,789)	1,190,845,020
NET OTHER ASSETS - (4.3)%	(49,097,650)
NET ASSETS - 100%	$ 1,141,747,370
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 81,254 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,290
Fidelity Securities Lending Cash Central Fund	442,988
Total	$ 497,278
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,078,783,749	$ 1,078,783,749	$ -	$ -
Convertible Preferred Stocks	18,178,500	-	18,178,500	-
Convertible Bonds	32,897,017	-	32,897,017	-
Money Market Funds	60,985,754	60,985,754	-	-
Total Investments in Securities:	$ 1,190,845,020	$ 1,139,769,503	$ 51,075,517	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.5%
Switzerland	4.2%
Canada	3.9%
United Kingdom	2.3%
China	1.6%
Others (individually less than 1%)	2.5%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $250,898,144 of which $57,129,531 and $193,768,613 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $55,281,090) - See accompanying schedule: Unaffiliated issuers (cost $1,223,592,035)	$ 1,129,859,266
Fidelity Central Funds (cost $60,985,754)	60,985,754
Total Investments (cost $1,284,577,789)		$ 1,190,845,020
Receivable for investments sold		27,615,583
Receivable for fund shares sold		713,493
Dividends receivable		382,092
Interest receivable		280,755
Distributions receivable from Fidelity Central Funds		23,546
Prepaid expenses		3,350
Other receivables		8,760
Total assets		1,219,872,599

Liabilities
Payable to custodian bank	$ 97,618
Payable for investments purchased	18,267,163
Payable for fund shares redeemed	1,452,535
Accrued management fee	533,437
Other affiliated payables	307,624
Other payables and accrued expenses	46,379
Collateral on securities loaned, at value	57,420,473
Total liabilities		78,125,229

Net Assets		$ 1,141,747,370
Net Assets consist of:
Paid in capital		$ 1,559,324,482
Accumulated net investment loss		(4,708,222)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(319,136,669)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(93,732,221)
Net Assets, for 36,425,573 shares outstanding		$ 1,141,747,370
Net Asset Value, offering price and redemption price per share ($1,141,747,370 ÷ 36,425,573 shares)		$ 31.34

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 6,606,145
Interest		1,162,903
Income from Fidelity Central Funds (including $442,988 from security lending)		497,278
Total income		8,266,326

Expenses
Management fee	$ 5,818,728
Transfer agent fees	3,208,662
Accounting and security lending fees	402,680
Custodian fees and expenses	53,883
Independent trustees' compensation	6,817
Registration fees	83,376
Audit	44,688
Legal	4,912
Interest	531
Miscellaneous	18,993
Total expenses before reductions	9,643,270
Expense reductions	(62,232)	9,581,038
Net investment income (loss)		(1,314,712)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	69,420,113
Foreign currency transactions	(79,052)
Capital gain distributions from Fidelity Central Funds	3,891
Total net realized gain (loss)		69,344,952
Change in net unrealized appreciation (depreciation) on: Investment securities	362,290,043
Assets and liabilities in foreign currencies	1,247
Total change in net unrealized appreciation (depreciation)		362,291,290
Net gain (loss)		431,636,242
Net increase (decrease) in net assets resulting from operations		$ 430,321,530

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,314,712)	$ (1,874,591)
Net realized gain (loss)	69,344,952	(383,695,753)
Change in net unrealized appreciation (depreciation)	362,291,290	(895,676,854)
Net increase (decrease) in net assets resulting from operations	430,321,530	(1,281,247,198)
Distributions to shareholders from net realized gain	-	(73,105,192)
Share transactions Proceeds from sales of shares	448,470,801	1,350,618,090
Reinvestment of distributions	-	66,614,755
Cost of shares redeemed	(442,159,974)	(961,532,824)
Net increase (decrease) in net assets resulting from share transactions	6,310,827	455,700,021
Redemption fees	113,377	384,033
Total increase (decrease) in net assets	436,745,734	(898,268,336)

Net Assets
Beginning of period	705,001,636	1,603,269,972
End of period (including accumulated net investment loss of $4,708,222 and accumulated net investment loss of $3,824,668, respectively)	$ 1,141,747,370	$ 705,001,636
Other Information Shares
Sold	15,462,388	30,313,112
Issued in reinvestment of distributions	-	1,342,769
Redeemed	(15,836,062)	(26,979,116)
Net increase (decrease)	(373,674)	4,676,765

Financial Highlights

Years ended February 28,	2010	2009	2008H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.16	$ 49.91	$ 39.61	$ 38.86	$ 34.41
Income from Investment Operations
Net investment income (loss)C	(.04)	(.05)	(.05)	(.03)F	(.09)
Net realized and unrealized gain (loss)	12.22	(28.62)	14.53	4.08	8.58
Total from investment operations	12.18	(28.67)	14.48	4.05	8.49
Distributions from net realized gain	-	(2.09)	(4.19)	(3.31)	(4.08)
Redemption fees added to paid in capitalC	-I	.01	.01	.01	.04
Net asset value, end of period	$ 31.34	$ 19.16	$ 49.91	$ 39.61	$ 38.86
Total ReturnA,B	63.57%	(59.99)%	38.08%	10.43%	26.28%
Ratios to Average Net AssetsD,G
Expenses before reductions	.93%	.85%	.85%	.90%	.95%
Expenses net of fee waivers, if any	.93%	.85%	.85%	.90%	.95%
Expenses net of all reductions	.93%	.85%	.85%	.89%	.88%
Net investment income (loss)	(.13)%	(.13)%	(.10)%	(.09)%F	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,141,747	$ 705,002	$ 1,603,270	$ 1,025,589	$ 1,555,579
Portfolio turnover rateE	110%	81%	68%	59%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	61.13%	9.61%	11.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from John Dowd, Portfolio Manager of Select Natural Resources Portfolio: For the 12 months ending February 28, 2010, the fund returned 61.13%, outpacing the S&P 500 and the 53.99% return of the S&P® North American Natural Resources Sector Index. While a favorable backdrop of steadier economic conditions, rising commodity prices and investors' increased appetite for risk all contributed to the fund's strong returns, the real key to success relative to the sector index was my decision to position the portfolio aggressively in terms of industry groups as well as securities. The fund's biggest boost came from a significant underweighting in integrated oil and gas stocks. Having only a small slice of industry giant and major index component Exxon Mobil made this holding the fund's top contributor. Significant underweightings in Chevron and ConocoPhillips also worked well. A stake in coal producer Massey Energy delivered superior performance, as did a large position in oil and gas equipment/services firm BJ Services. Foreign holdings contributed, bolstered in part by a weaker dollar. Disappointments included a large stake in oil and gas exploration/production firm Petrohawk Energy; an emphasis on the oil and gas refining/marketing segment, including a sizable position in Frontier Oil; an above-index position in integrated oil company Marathon Oil; and having no stake in strong-performing index component International Paper.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Resources Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Occidental Petroleum Corp.	5.3	6.9
Southwestern Energy Co.	5.2	4.5
Schlumberger Ltd.	5.1	4.1
Anadarko Petroleum Corp.	4.0	0.8
Petrohawk Energy Corp.	3.8	3.5
Canadian Natural Resources Ltd.	3.6	3.2
BJ Services Co.	3.5	2.6
Marathon Oil Corp.	3.0	3.8
Massey Energy Co.	2.7	2.6
Smith International, Inc.	2.6	1.6
	38.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Oil, Gas & Consumable Fuels	52.4%
Energy Equipment & Services	26.2%
Metals & Mining	13.4%
Containers & Packaging	2.8%
Electrical Equipment	1.5%
All Others*	3.7%

As of August 31, 2009
Oil, Gas & Consumable Fuels	50.9%
Energy Equipment & Services	28.5%
Metals & Mining	14.6%
Containers & Packaging	1.7%
Electrical Equipment	1.7%
All Others*	2.6%

* Includes short-term investments and net other assets.

Annual Report

Natural Resources Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CHEMICALS - 0.1%
Commodity Chemicals - 0.1%
Calgon Carbon Corp. (a)	146,700	$ 2,275,317
CONSTRUCTION & ENGINEERING - 1.3%
Construction & Engineering - 1.3%
Fluor Corp.	83,000	3,552,400
Jacobs Engineering Group, Inc. (a)	406,900	15,787,720
		19,340,120
CONTAINERS & PACKAGING - 2.8%
Metal & Glass Containers - 2.4%
Ball Corp.	130,700	7,063,028
Crown Holdings, Inc. (a)	164,400	4,491,408
Greif, Inc. Class A	32,300	1,655,052
Owens-Illinois, Inc. (a)	638,300	18,919,212
Pactiv Corp. (a)	139,800	3,461,448
		35,590,148
Paper Packaging - 0.4%
Temple-Inland, Inc.	293,300	5,461,246
TOTAL CONTAINERS & PACKAGING		41,051,394
ELECTRICAL EQUIPMENT - 1.5%
Electrical Components & Equipment - 1.5%
centrotherm photovoltaics AG (a)	57,100	2,306,983
First Solar, Inc. (a)(c)	90,700	9,605,130
JA Solar Holdings Co. Ltd. ADR (a)(c)	718,300	3,562,768
SunPower Corp.:
Class A (a)	50,000	937,500
Class B (a)	363,600	5,937,588
		22,349,969
ELECTRONIC EQUIPMENT & COMPONENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Itron, Inc. (a)	59,500	3,983,525
ENERGY EQUIPMENT & SERVICES - 26.2%
Oil & Gas Drilling - 6.8%
Ensco International Ltd. ADR	213,200	9,417,044
Helmerich & Payne, Inc.	217,900	8,829,308
Hercules Offshore, Inc. (a)	571,594	2,092,034
Nabors Industries Ltd. (a)	1,149,700	25,339,388
Noble Corp.	602,500	25,461,650
Northern Offshore Ltd. (a)	2,365,000	3,873,703
Patterson-UTI Energy, Inc.	426,000	6,577,440
Pride International, Inc. (a)	264,400	7,397,912
Transocean Ltd. (a)	155,200	12,388,064
		101,376,543
Oil & Gas Equipment & Services - 19.4%
Baker Hughes, Inc.	138,200	6,622,544
BJ Services Co.	2,389,400	52,208,390
Core Laboratories NV (c)	68,100	8,446,443

	Shares	Value
Dresser-Rand Group, Inc. (a)	87,200	$ 2,695,352
Global Industries Ltd. (a)	401,100	2,707,425
Halliburton Co.	826,800	24,928,020
National Oilwell Varco, Inc.	602,858	26,206,237
Oceaneering International, Inc. (a)	122,500	7,405,125
Schlumberger Ltd.	1,234,652	75,437,237
Smith International, Inc.	929,000	38,079,710
Superior Energy Services, Inc. (a)	172,000	3,555,240
TSC Offshore Group Ltd. (a)	3,250,000	1,004,870
Weatherford International Ltd. (a)	1,910,680	31,889,249
Willbros Group, Inc. (a)	402,700	6,080,770
		287,266,612
TOTAL ENERGY EQUIPMENT & SERVICES		388,643,155
FOOD PRODUCTS - 1.2%
Agricultural Products - 1.2%
Bunge Ltd.	228,300	13,604,397
Corn Products International, Inc.	124,200	4,046,436
		17,650,833
GAS UTILITIES - 0.2%
Gas Utilities - 0.2%
Questar Corp.	48,700	2,044,913
Zhongyu Gas Holdings Ltd. (a)	12,744,000	1,297,024
		3,341,937
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
Independent Power Producers & Energy Traders - 0.2%
NRG Energy, Inc. (a)	159,070	3,474,089
METALS & MINING - 13.4%
Diversified Metals & Mining - 3.8%
Compass Minerals International, Inc.	56,066	4,234,665
Freeport-McMoRan Copper & Gold, Inc.	442,867	33,285,884
Teck Resources Ltd. Class B (sub. vtg.) (a)	512,900	18,863,607
		56,384,156
Gold - 9.6%
Agnico-Eagle Mines Ltd. (Canada)	165,900	9,579,552
AngloGold Ashanti Ltd. sponsored ADR	309,700	11,266,886
Barrick Gold Corp.	671,400	25,299,130
Eldorado Gold Corp. (a)	545,500	6,889,708
Gold Fields Ltd. sponsored ADR	200,100	2,299,149
Goldcorp, Inc.	407,100	15,405,771
Harmony Gold Mining Co. Ltd. sponsored ADR	607,000	5,541,910
IAMGOLD Corp.	1,077,800	15,855,875
Kinross Gold Corp.	309,467	5,608,492
Lihir Gold Ltd.	3,693,798	8,768,596
Newcrest Mining Ltd.	496,958	13,951,784
Newmont Mining Corp.	204,400	10,072,832
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Randgold Resources Ltd. sponsored ADR	78,600	$ 5,659,986
Yamana Gold, Inc.	547,200	5,777,517
		141,977,188
TOTAL METALS & MINING		198,361,344
OIL, GAS & CONSUMABLE FUELS - 52.4%
Coal & Consumable Fuels - 8.3%
Alpha Natural Resources, Inc. (a)	719,514	33,104,839
Arch Coal, Inc.	1,442,600	32,444,074
Cloud Peak Energy, Inc.	200,000	3,042,000
CONSOL Energy, Inc.	267,600	13,476,336
International Coal Group, Inc. (a)	199,900	871,564
Massey Energy Co.	947,200	40,795,904
		123,734,717
Integrated Oil & Gas - 10.8%
Marathon Oil Corp.	1,528,000	44,235,600
Occidental Petroleum Corp.	992,700	79,267,093
Suncor Energy, Inc.	1,274,452	36,831,633
		160,334,326
Oil & Gas Exploration & Production - 31.0%
Anadarko Petroleum Corp.	852,900	59,813,877
Apache Corp.	205,100	21,256,564
Arena Resources, Inc. (a)	230,500	9,549,615
Berry Petroleum Co. Class A	179,100	4,799,880
Brigham Exploration Co. (a)	266,600	4,377,572
Cabot Oil & Gas Corp.	650,400	26,107,056
Canadian Natural Resources Ltd.	792,600	53,389,867
Chesapeake Energy Corp.	287,400	7,636,218
Comstock Resources, Inc. (a)	222,700	7,687,604
EXCO Resources, Inc.	1,857,650	35,128,162
Mariner Energy, Inc. (a)	1,800	27,036
Newfield Exploration Co. (a)	435,700	22,251,199
Nexen, Inc.	544,300	12,285,222
Niko Resources Ltd.	37,200	3,535,282
Noble Energy, Inc.	63,600	4,619,904
Painted Pony Petroleum Ltd. Class A (a)	278,300	1,983,607
Petrobank Energy & Resources Ltd. (a)	50,000	2,587,313
Petrohawk Energy Corp. (a)	2,595,840	55,550,976
Plains Exploration & Production Co. (a)	92,713	3,041,914
Range Resources Corp.	70,273	3,556,517
Southwestern Energy Co. (a)	1,810,600	77,041,030
Ultra Petroleum Corp. (a)	249,900	11,427,927
Whiting Petroleum Corp. (a)	440,900	33,001,365
		460,655,707

	Shares	Value
Oil & Gas Refining & Marketing - 2.3%
CVR Energy, Inc. (a)	250,000	$ 2,055,000
Frontier Oil Corp.	918,400	11,378,976
Holly Corp.	184,300	4,732,824
Tesoro Corp. (c)	244,700	2,916,824
Valero Energy Corp.	708,700	12,416,424
		33,500,048
TOTAL OIL, GAS & CONSUMABLE FUELS		778,224,798
PAPER & FOREST PRODUCTS - 0.3%
Forest Products - 0.3%
Weyerhaeuser Co.	96,900	3,914,760
TOTAL COMMON STOCKS (Cost $1,312,402,863)		1,482,611,241
Convertible Bonds - 0.0%
Principal Amount
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $710,000)	$ 710,000	699,421
Money Market Funds - 0.9%
	Shares
Fidelity Cash Central Fund, 0.16% (d)	1,483,275	1,483,275
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	11,993,950	11,993,950
TOTAL MONEY MARKET FUNDS (Cost $13,477,225)		13,477,225
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,326,590,088)	1,496,787,887
NET OTHER ASSETS - (0.8)%	(11,930,603)
NET ASSETS - 100%	$ 1,484,857,284
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,523
Fidelity Securities Lending Cash Central Fund	254,931
Total	$ 281,454
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,482,611,241	$ 1,482,611,241	$ -	$ -
Convertible Bonds	699,421	-	699,421	-
Money Market Funds	13,477,225	13,477,225	-	-
Total Investments in Securities:	$ 1,496,787,887	$ 1,496,088,466	$ 699,421	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	68.9%
Canada	15.2%
Netherlands Antilles	5.1%
Switzerland	4.6%
South Africa	1.3%
Bermuda	1.2%
Others (individually less than 1%)	3.7%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $354,182,130 of which $125,735,259 and $228,446,871 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $11,939,153) - See accompanying schedule: Unaffiliated issuers (cost $1,313,112,863)	$ 1,483,310,662
Fidelity Central Funds (cost $13,477,225)	13,477,225
Total Investments (cost $1,326,590,088)		$ 1,496,787,887
Receivable for investments sold		3,756,481
Receivable for fund shares sold		1,319,127
Dividends receivable		1,084,766
Interest receivable		12,647
Distributions receivable from Fidelity Central Funds		17,823
Prepaid expenses		4,394
Other receivables		7,124
Total assets		1,502,990,249

Liabilities
Payable to custodian bank	$ 462
Payable for investments purchased	3,486,224
Payable for fund shares redeemed	1,508,036
Accrued management fee	688,451
Other affiliated payables	403,832
Other payables and accrued expenses	52,010
Collateral on securities loaned, at value	11,993,950
Total liabilities		18,132,965

Net Assets		$ 1,484,857,284
Net Assets consist of:
Paid in capital		$ 1,710,867,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(396,208,790)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		170,198,638
Net Assets, for 53,678,008 shares outstanding		$ 1,484,857,284
Net Asset Value, offering price and redemption price per share ($1,484,857,284 ÷ 53,678,008 shares)		$ 27.66

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 12,044,267
Interest		27,855
Income from Fidelity Central Funds (including $254,931 from security lending)		281,454
Total income		12,353,576

Expenses
Management fee	$ 7,622,108
Transfer agent fees	4,257,110
Accounting and security lending fees	486,352
Custodian fees and expenses	56,571
Independent trustees' compensation	8,879
Registration fees	82,272
Audit	44,089
Legal	6,302
Interest	1,246
Miscellaneous	24,271
Total expenses before reductions	12,589,200
Expense reductions	(93,784)	12,495,416
Net investment income (loss)		(141,840)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	98,846,094
Foreign currency transactions	(133,215)
Total net realized gain (loss)		98,712,879
Change in net unrealized appreciation (depreciation) on: Investment securities	461,832,420
Assets and liabilities in foreign currencies	(29,342)
Total change in net unrealized appreciation (depreciation)		461,803,078
Net gain (loss)		560,515,957
Net increase (decrease) in net assets resulting from operations		$ 560,374,117

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (141,840)	$ 610,162
Net realized gain (loss)	98,712,879	(481,787,967)
Change in net unrealized appreciation (depreciation)	461,803,078	(864,632,048)
Net increase (decrease) in net assets resulting from operations	560,374,117	(1,345,809,853)
Distributions to shareholders from net investment income	(813,938)	(636,818)
Distributions to shareholders from net realized gain	(5,426,262)	(30,567,245)
Total distributions	(6,240,200)	(31,204,063)
Share transactions Proceeds from sales of shares	501,390,989	1,221,643,673
Reinvestment of distributions	6,022,872	30,006,724
Cost of shares redeemed	(499,894,528)	(1,380,303,375)
Net increase (decrease) in net assets resulting from share transactions	7,519,333	(128,652,978)
Redemption fees	93,909	402,052
Total increase (decrease) in net assets	561,747,159	(1,505,264,842)

Net Assets
Beginning of period	923,110,125	2,428,374,967
End of period	$ 1,484,857,284	$ 923,110,125
Other Information Shares
Sold	20,187,018	34,996,171
Issued in reinvestment of distributions	224,232	769,798
Redeemed	(20,277,385)	(44,494,728)
Net increase (decrease)	133,865	(8,728,759)

Financial Highlights

Years ended February 28,	2010	2009	2008G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 39.00	$ 28.75	$ 25.87	$ 20.07
Income from Investment Operations
Net investment income (loss)C	-H	.01	.03	.08	.05
Net realized and unrealized gain (loss)	10.54	(21.29)	11.74	3.81	6.72
Total from investment operations	10.54	(21.28)	11.77	3.89	6.77
Distributions from net investment income	(.02)	(.01)	(.03)	(.07)	(.04)
Distributions from net realized gain	(.10)	(.48)	(1.50)	(.95)	(.95)
Total distributions	(.12)	(.49)	(1.53)	(1.02)	(.99)
Redemption fees added to paid in capitalC	-H	.01	.01	.01	.02
Net asset value, end of period	$ 27.66	$ 17.24	$ 39.00	$ 28.75	$ 25.87
Total ReturnA,B	61.13%	(55.24)%	41.62%	15.18%	34.50%
Ratios to Average Net AssetsD,F
Expenses before reductions	.93%	.85%	.85%	.93%	.99%
Expenses net of fee waivers, if any	.93%	.85%	.85%	.93%	.99%
Expenses net of all reductions	.92%	.84%	.85%	.92%	.93%
Net investment income (loss)	(.01) %	.03%	.09%	.31%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,484,857	$ 923,110	$ 2,428,375	$ 958,443	$ 880,840
Portfolio turnover rateE	85%	136%	44%	116%	119%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the trust). Energy Portfolio, Energy Service Portfolio, and Natural Gas Portfolio are non-diversified funds. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Energy Portfolio	$ 1,863,581,709	$ 462,524,990	$ (163,989,514)	$ 298,535,476
Energy Service Portfolio	1,166,347,313	285,228,566	(87,085,189)	198,143,377
Natural Gas Portfolio	1,354,036,382	140,104,328	(303,295,690)	(163,191,362)
Natural Resources Portfolio	1,369,103,333	259,351,965	(131,667,441)	127,684,554

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Energy Portfolio	$ -	$ (231,079,492)	$ 298,535,476
Energy Service Portfolio	-	(233,148,622)	198,143,363
Natural Gas Portfolio	1,738,338	(250,898,144)	(163,190,814)
Natural Resources Portfolio	486,584	(354,182,130)	127,685,393

The tax character of distributions paid was as follows:

February 28, 2010	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 4,448,317	$ -	$ 4,448,317
Energy Service Portfolio	787,232	-	787,232
Natural Gas Portfolio	-	-	-
Natural Resources Portfolio	6,240,200	-	6,240,200
February 28, 2009	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 495,957	$ 62,490,281	$ 62,986,238
Energy Service Portfolio	-	95,954,641	95,954,641
Natural Gas Portfolio	7,345,498	65,759,694	73,105,192
Natural Resources Portfolio	636,818	30,567,245	31,204,063

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	1,828,348,038	1,823,309,264
Energy Service Portfolio	960,476,778	944,364,582
Natural Gas Portfolio	1,104,468,975	1,107,673,166
Natural Resources Portfolio	1,120,416,905	1,120,072,268

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.26%	.56%
Energy Service Portfolio	.30%	.26%	.56%
Natural Gas Portfolio	.30%	.26%	.56%
Natural Resources Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.30%
Energy Service Portfolio	.29%
Natural Gas Portfolio	.31%
Natural Resources Portfolio	.31%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 9,149
Energy Service Portfolio	10,805
Natural Gas Portfolio	25,076
Natural Resources Portfolio	8,378

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 6,313,333.45%		$ 238
Energy Service Portfolio	Borrower	6,600,857.42%		1,069
Natural Gas Portfolio	Borrower	6,923,143.39%		531
Natural Resources Portfolio	Borrower	5,077,870.38%		1,246

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Energy Portfolio	$ 6,728
Energy Service Portfolio	4,040
Natural Gas Portfolio	3,569
Natural Resources Portfolio	4,691

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Energy Portfolio	$ 122,396	$ 187
Energy Service Portfolio	57,025	-
Natural Gas Portfolio	62,232	-
Natural Resources Portfolio	93,775	9

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (funds of Fidelity Select Portfolios) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Natural Gas Portfolio	04/12/10	04/09/10	-	$0.055
Natural Resources Portfolio	04/12/10	04/09/10	-	$0.01

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

December 2009
Energy Portfolio	100%
Energy Service Portfolio	100%
Natural Resources Portfolio	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

December 2009
Energy Portfolio	100%
Energy Service Portfolio	100%
Natural Resources Portfolio	100%

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELNR-UANNPRO-0410
1.910419.100

Fidelity®
Select Portfolios®

Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Financial Services Portfolio

Home Finance Portfolio

Insurance Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Financials Sector
Banking Portfolio	<Click Here>
Brokerage and Investment Management Portfolio	<Click Here>
Financial Services Portfolio	<Click Here>
Home Finance Portfolio	<Click Here>
Insurance Portfolio	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to February 28, 2010).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Banking Portfolio	.92%
Actual		$ 1,000.00	$ 1,094.10	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Brokerage and Investment Management Portfolio	.89%
Actual		$ 1,000.00	$ 1,000.50	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Financial Services Portfolio	.93%
Actual		$ 1,000.00	$ 1,031.10	$ 4.68
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Home Finance Portfolio	1.03%
Actual		$ 1,000.00	$ 1,092.50	$ 5.34
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Insurance Portfolio	.97%
Actual		$ 1,000.00	$ 1,058.50	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	87.04%	-7.83%	2.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Vincent Montemaggiore, Portfolio Manager of Select Banking Portfolio: The fund advanced 87.04% during the past year, significantly outperforming the S&P 500 and the 79.33% return of its industry benchmark, the MSCI® U.S. IM Banks 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe - and the S&P 500. Relative to the MSCI index, solid overall stock selection, as well as underweighted positions in the regional banks and thrifts/mortgage finance industries fueled the fund's outperformance. Stocks picks in regional banks, other diversified financial services and consumer finance added the most versus the index. Top contributors included out-of-benchmark investments in Bank of America and credit card issuer Capital One Financial. Acting on the conviction that consumer credit would recover before corporate- or commercial real estate-related credit, I took relatively large positions in these companies - both of which have considerable consumer exposure - when they were trading at very cheap valuations. Overweightings in two regional banks - Nara Bancorp and Columbia Banking Systems - also aided relative results. I underweighted regional banks because, as a group, their loan portfolios were more-heavily exposed to commercial real estate and residential construction compared with larger banks, and their capital levels were less secure. That said, I identified some relatively healthy regional banks that I thought might be able to acquire weaker competitors with help from the Federal Deposit Insurance Corporation (FDIC), which is exactly what happened with Columbia. Nara did not make any acquisitions but the bank's stock rose on speculation that it might. I sold Columbia during the period. On the downside, maintaining an average cash stake of nearly 3% in a rallying market was the biggest relative detractor. In terms of specific stocks, an overweighting in regional bank Associated Banc-Corp dampened results, as increased loan-loss provisions pressured earnings, causing its stock to underperform. In addition, underweighting bank holding company Wells Fargo hurt. The stock accounts for a major portion of the index, and the fund's concentration limit prevented me from taking an index-sized position. Stock choices in asset management/custody banks, data processing/outsourced services, property/casualty insurance, mortgage real estate investment trusts, specialized finance and investment banking/brokerage also detracted. Lastly, underweighting strong-performing diversified banks more than offset favorable security selection in that area.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Banking Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	10.9	24.1
BB&T Corp.	6.4	3.9
PNC Financial Services Group, Inc.	5.4	5.0
Regions Financial Corp.	4.8	3.0
U.S. Bancorp, Delaware	4.6	5.6
SunTrust Banks, Inc.	4.3	3.6
Comerica, Inc.	4.1	3.6
Fifth Third Bancorp	3.3	3.0
Bank of America Corp.	3.2	3.9
JPMorgan Chase & Co.	2.8	5.5
	49.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Commercial Banks	75.5%
Diversified Financial Services	7.7%
Thrifts & Mortgage Finance	7.7%
Capital Markets	2.5%
Consumer Finance	1.4%
All Others*	5.2%

As of August 31, 2009
Commercial Banks	71.6%
Diversified Financial Services	10.0%
Consumer Finance	3.2%
Thrifts & Mortgage Finance	3.0%
Capital Markets	2.5%
All Others*	9.7%

* Includes short-term investments and net other assets.

Annual Report

Banking Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CAPITAL MARKETS - 2.5%
Asset Management & Custody Banks - 1.4%
Bank of New York Mellon Corp.	178,903	$ 5,102,314
Investment Banking & Brokerage - 1.1%
Morgan Stanley	134,100	3,778,938
TOTAL CAPITAL MARKETS		8,881,252
COMMERCIAL BANKS - 75.5%
Diversified Banks - 21.0%
Barclays PLC Sponsored ADR (b)	186,400	3,573,288
Comerica, Inc.	406,500	14,666,520
Royal Bank of Scotland Group PLC sponsored ADR (a)(c)	123,800	1,428,652
U.S. Bancorp, Delaware	670,100	16,491,161
Wells Fargo & Co.	1,437,292	39,295,563
		75,455,184
Regional Banks - 54.5%
Associated Banc-Corp. (c)	544,920	7,034,917
Bank of Hawaii Corp.	54,300	2,292,003
BB&T Corp.	803,200	22,915,296
Cathay General Bancorp (c)	788,000	7,667,240
Center Financial Corp. (a)(c)	779,500	3,780,575
Citizens Banking Corp., Michigan (a)	1,237,100	872,156
City National Corp.	113,400	5,660,928
CVB Financial Corp. (c)	390,600	3,632,580
Fifth Third Bancorp	984,300	12,018,303
Huntington Bancshares, Inc.	1,931,451	9,290,279
KeyCorp	549,800	3,931,070
M&T Bank Corp. (c)	74,300	5,753,049
Marshall & Ilsley Corp.	225,400	1,595,832
Nara Bancorp, Inc. (a)	303,000	2,675,490
National Penn Bancshares, Inc.	948,500	6,535,165
Pacific Continental Corp.	130,590	1,318,959
PacWest Bancorp (c)	234,300	4,756,290
PNC Financial Services Group, Inc.	361,841	19,452,572
Regions Financial Corp.	2,539,400	17,140,950
Sterling Bancshares, Inc.	760,200	3,588,144
SunTrust Banks, Inc.	647,400	15,414,594
SVB Financial Group (a)(c)	217,479	9,690,864
TCF Financial Corp. (c)	283,100	4,087,964
Umpqua Holdings Corp. (c)	307,800	3,841,344
Western Alliance Bancorp. (a)(c)	900,400	5,186,304
Whitney Holding Corp.	73,200	940,620

	Shares	Value
Wilmington Trust Corp., Delaware (c)	596,100	$ 8,595,762
Wilshire Bancorp, Inc. (c)	655,400	6,160,760
		195,830,010
TOTAL COMMERCIAL BANKS		271,285,194
CONSUMER FINANCE - 1.4%
Consumer Finance - 1.4%
Capital One Financial Corp.	132,100	4,986,775
DIVERSIFIED FINANCIAL SERVICES - 7.7%
Other Diversified Financial Services - 7.2%
Bank of America Corp.	684,948	11,411,234
Citigroup, Inc.	679,200	2,309,280
ING Groep NV sponsored ADR (a)	223,800	1,998,534
JPMorgan Chase & Co.	237,900	9,984,663
NBH Holdings Corp. Class A (a)(d)	13,300	256,025
		25,959,736
Specialized Finance - 0.5%
CME Group, Inc.	6,500	1,960,985
TOTAL DIVERSIFIED FINANCIAL SERVICES		27,920,721
INSURANCE - 1.1%
Property & Casualty Insurance - 1.1%
ACE Ltd.	37,200	1,859,628
Berkshire Hathaway, Inc. Class B (a)	27,000	2,163,510
		4,023,138
IT SERVICES - 1.3%
Data Processing & Outsourced Services - 1.3%
Visa, Inc. Class A	56,800	4,843,904
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Industrial REITs - 0.4%
ProLogis Trust	109,100	1,406,299
THRIFTS & MORTGAGE FINANCE - 7.7%
Thrifts & Mortgage Finance - 7.7%
Abington Bancorp, Inc.	182,100	1,400,349
Astoria Financial Corp.	287,500	3,815,125
First Niagara Financial Group, Inc.	292,700	4,109,508
Hudson City Bancorp, Inc. (c)	215,300	2,910,856
New York Community Bancorp, Inc. (c)	185,800	2,878,042
Northwest Bancshares, Inc.	315,500	3,726,055
Ocwen Financial Corp. (a)	218,400	2,360,904
People's United Financial, Inc.	142,400	2,245,648
Washington Federal, Inc.	214,500	4,180,605
		27,627,092
TOTAL COMMON STOCKS (Cost $335,153,215)		350,974,375
Money Market Funds - 13.7%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (e)	8,059,639	$ 8,059,639
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	41,065,875	41,065,875
TOTAL MONEY MARKET FUNDS (Cost $49,125,514)		49,125,514
TOTAL INVESTMENT PORTFOLIO - 111.3% (Cost $384,278,729)		400,099,889
NET OTHER ASSETS - (11.3)%		(40,662,175)
NET ASSETS - 100%		$ 359,437,714
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $256,025 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,751
Fidelity Securities Lending Cash Central Fund	125,535
Total	$ 154,286
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 350,974,375	$ 350,718,350	$ 256,025	$ -
Money Market Funds	49,125,514	49,125,514	-	-
Total Investments in Securities:	$ 400,099,889	$ 399,843,864	$ 256,025	$ -
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $47,575,078 of which $37,412,485 and $10,162,593 will expire on February 28, 2017 and 2018, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2011 approximately $14,106,361 of losses recognized during the period November 1, 2009 to February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $39,477,711) - See accompanying schedule: Unaffiliated issuers (cost $335,153,215)	$ 350,974,375
Fidelity Central Funds (cost $49,125,514)	49,125,514
Total Investments (cost $384,278,729)		$ 400,099,889
Receivable for fund shares sold		2,431,346
Dividends receivable		297,420
Distributions receivable from Fidelity Central Funds		9,149
Prepaid expenses		1,037
Other receivables		8,530
Total assets		402,847,371

Liabilities
Payable for investments purchased	$ 1,748,425
Payable for fund shares redeemed	319,318
Accrued management fee	157,744
Other affiliated payables	89,072
Other payables and accrued expenses	29,223
Collateral on securities loaned, at value	41,065,875
Total liabilities		43,409,657

Net Assets		$ 359,437,714
Net Assets consist of:
Paid in capital		$ 458,108,877
Undistributed net investment income		163,741
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(114,655,635)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,820,731
Net Assets, for 21,613,680 shares outstanding		$ 359,437,714
Net Asset Value, offering price and redemption price per share ($359,437,714 ÷ 21,613,680 shares)		$ 16.63

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 3,922,618
Interest		31
Income from Fidelity Central Funds (including $125,535 from security lending)		154,286
Total income		4,076,935

Expenses
Management fee	$ 1,638,299
Transfer agent fees	905,894
Accounting and security lending fees	117,812
Custodian fees and expenses	14,293
Independent trustees' compensation	1,950
Registration fees	41,792
Audit	41,285
Legal	1,368
Miscellaneous	5,259
Total expenses before reductions	2,767,952
Expense reductions	(20,336)	2,747,616
Net investment income (loss)		1,329,319
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,348,610
Foreign currency transactions	(92)
Total net realized gain (loss)		9,348,518
Change in net unrealized appreciation (depreciation) on: Investment securities	146,257,956
Assets and liabilities in foreign currencies	917
Total change in net unrealized appreciation (depreciation)		146,258,873
Net gain (loss)		155,607,391
Net increase (decrease) in net assets resulting from operations		$ 156,936,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,329,319	$ 10,046,068
Net realized gain (loss)	9,348,518	(117,437,758)
Change in net unrealized appreciation (depreciation)	146,258,873	(98,776,752)
Net increase (decrease) in net assets resulting from operations	156,936,710	(206,168,442)
Distributions to shareholders from net investment income	(4,369,898)	(8,084,799)
Distributions to shareholders from net realized gain	-	(698,226)
Total distributions	(4,369,898)	(8,783,025)
Share transactions Proceeds from sales of shares	246,260,700	283,785,355
Reinvestment of distributions	4,210,966	8,230,328
Cost of shares redeemed	(194,829,173)	(219,822,999)
Net increase (decrease) in net assets resulting from share transactions	55,642,493	72,192,684
Redemption fees	70,895	149,764
Total increase (decrease) in net assets	208,280,200	(142,609,019)

Net Assets
Beginning of period	151,157,514	293,766,533
End of period (including undistributed net investment income of $163,741 and undistributed net investment income of $3,183,202, respectively)	$ 359,437,714	$ 151,157,514
Other Information Shares
Sold	18,721,629	15,878,703
Issued in reinvestment of distributions	335,981	548,744
Redeemed	(14,172,266)	(12,908,021)
Net increase (decrease)	4,885,344	3,519,426

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 22.24	$ 33.52	$ 36.71	$ 37.98
Income from Investment Operations
Net investment income (loss) C	.06	.67	.81	.78	.76
Net realized and unrealized gain (loss)	7.74	(13.32)	(9.57)	2.12	1.82
Total from investment operations	7.80	(12.65)	(8.76)	2.90	2.58
Distributions from net investment income	(.21)	(.51)	(.64)	(.71)	(.62)
Distributions from net realized gain	-	(.05)	(1.88)	(5.39)	(3.23)
Total distributions	(.21)	(.56)	(2.52)	(6.10)	(3.85)
Redemption fees added to paid in capital C	- H	.01	- H	.01	- H
Net asset value, end of period	$ 16.63	$ 9.04	$ 22.24	$ 33.52	$ 36.71
Total Return A, B	87.04%	(57.85)%	(27.30)%	8.23%	7.22%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.93%	.91%	.93%	.94%
Expenses net of fee waivers, if any	.95%	.93%	.91%	.93%	.94%
Expenses net of all reductions	.94%	.93%	.90%	.91%	.92%
Net investment income (loss)	.46%	3.86%	2.75%	2.15%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 359,438	$ 151,158	$ 293,767	$ 349,271	$ 367,009
Portfolio turnover rate E	105%	199%	86%	112%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	78.44%	3.98%	6.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Benjamin Hesse, Portfolio Manager of Select Brokerage and Investment Management Portfolio: For the 12 months ending February 28, 2010, the fund returned 78.44%, beating both the S&P 500 and the 69.30% return of the MSCI® U.S. IM Capital Markets 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Stock picking helped the fund beat the MSCI index, with particularly helpful results from the asset management/custody bank industry and out-of-benchmark investments in the multi-line insurance, other diversified financial services and specialized finance industries. Top contributors included Genworth Financial, a multi-line insurer, and Bank of America, a large diversified financial services company. Both rallied sharply as the need to raise additional capital diminished. The fund also benefited from underweightings in Bank of New York Mellon and Northern Trust, well-capitalized banks that lagged in the market recovery. Finally, foreign holdings aided performance, bolstered in part by the weaker dollar. The fund was hindered by a having a nearly 6% cash position early in the period as stocks rose sharply, as well as by disappointing stock selection in investment banking/brokerage and property/casualty insurance. A sizable underweighting for most of the year in investment bank Goldman Sachs, a large index component, and an out-of-index position in Nomura Holdings, a top Japanese investment bank/brokerage company, also detracted from results. Nomura was no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Brokerage and Investment Management Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	5.6	0.0
Citigroup, Inc.	5.4	0.0
Morgan Stanley	5.1	4.5
Moody's Corp.	4.8	0.0
T. Rowe Price Group, Inc.	4.6	0.9
EFG International	4.1	4.9
UBS AG (NY Shares)	3.9	1.6
Franklin Resources, Inc.	3.4	3.6
MF Global Holdings Ltd.	3.4	0.4
GFI Group, Inc.	3.1	3.8
	43.4
Top Industries (% of fund's net assets)
As of February 28, 2010
Capital Markets	64.8%
Diversified Financial Services	23.3%
Commercial Banks	8.5%
Insurance	2.7%
IT Services	2.1%
All Others †	(1.4)%

† Short-term investments and net other assets are not included in the pie chart.
As of August 31, 2009
Capital Markets	64.4%
Diversified Financial Services	15.0%
Insurance	4.8%
Commercial Banks	2.3%
IT Services	0.6%
All Others*	12.9%

* Includes short-term investments and net other assets.

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 104.2%
	Shares	Value
CAPITAL MARKETS - 64.8%
Asset Management & Custody Banks - 33.2%
AllianceBernstein Holding LP	180,400	$ 4,879,820
Bank of New York Mellon Corp.	595,200	16,975,104
Bank Sarasin & Co. Ltd. Series B (Reg.) (a)	209,141	6,910,374
BlackRock, Inc. Class A	40,100	8,773,880
EFG International (c)	1,653,052	22,694,078
Franklin Resources, Inc.	185,600	18,879,232
GLG Partners, Inc. (a)(c)	1,296,606	3,604,565
Janus Capital Group, Inc.	747,609	9,345,113
Julius Baer Group Ltd.	183,590	5,710,702
Julius Baer Holding Ltd.	191,350	2,087,325
Legg Mason, Inc.	262,261	6,779,447
MCG Capital Corp. (a)	52,700	269,824
Northern Trust Corp.	300,100	15,992,329
Och-Ziff Capital Management Group LLC Class A	1,255,437	17,149,269
Pzena Investment Management, Inc. (a)	13,649	81,894
State Street Corp.	276,900	12,435,579
T. Rowe Price Group, Inc.	499,700	25,329,793
U.S. Global Investments, Inc. Class A	505,129	4,889,649
Waddell & Reed Financial, Inc. Class A	49,300	1,620,984
		184,408,961
Diversified Capital Markets - 6.0%
Credit Suisse Group sponsored ADR (c)	242,010	10,793,646
UBS AG:
(For. Reg.) (a)	34,591	478,713
(NY Shares) (a)	1,571,685	21,783,554
		33,055,913
Investment Banking & Brokerage - 25.6%
Broadpoint Gleacher Securities Group, Inc. (a)	3,336,600	13,379,766
Charles Schwab Corp.	842,000	15,417,020
Cowen Group, Inc. Class A (a)	3,400	18,496
Evercore Partners, Inc. Class A	365,121	10,993,793
GFI Group, Inc.	3,167,324	17,451,955
Goldman Sachs Group, Inc.	101,800	15,916,430
Jefferies Group, Inc. (c)	565,127	14,105,570
Lazard Ltd. Class A	1,600	57,488
MF Global Holdings Ltd. (a)(c)	2,725,851	18,862,889
Morgan Stanley	1,001,400	28,219,452
Stifel Financial Corp. (a)	37,595	2,056,447
SWS Group, Inc.	83,800	1,009,790
TD Ameritrade Holding Corp. (a)	174,349	3,049,364
Thomas Weisel Partners Group, Inc. (a)	437,603	1,763,540
		142,302,000
TOTAL CAPITAL MARKETS		359,766,874
COMMERCIAL BANKS - 8.5%
Diversified Banks - 3.4%
Barclays PLC Sponsored ADR	877,200	16,815,924

	Shares	Value
BBVA Banco Frances SA sponsored ADR	22,075	$ 134,216
Industrial & Commercial Bank of China Ltd. (H Shares)	756,000	534,699
Wells Fargo & Co.	56,800	1,552,912
		19,037,751
Regional Banks - 5.1%
SunTrust Banks, Inc.	655,606	15,609,979
Zions Bancorp	670,100	12,423,654
		28,033,633
TOTAL COMMERCIAL BANKS		47,071,384
DIVERSIFIED FINANCIAL SERVICES - 23.3%
Other Diversified Financial Services - 12.6%
Bank of America Corp.	1,861,200	31,007,590
Citigroup, Inc.	8,924,100	30,341,940
JPMorgan Chase & Co.	208,700	8,759,139
		70,108,669
Specialized Finance - 10.7%
BM&F BOVESPA SA	1,367,445	8,906,194
Bursa Malaysia Bhd	579,000	1,238,739
Climate Exchange PLC (a)	5,700	45,204
CME Group, Inc.	55,465	16,733,236
JSE Ltd.	583,900	4,702,956
KKR Financial Holdings LLC	120,400	841,596
Moody's Corp. (c)	1,011,100	26,915,482
		59,383,407
TOTAL DIVERSIFIED FINANCIAL SERVICES		129,492,076
INSURANCE - 2.7%
Multi-Line Insurance - 2.7%
Genworth Financial, Inc. Class A (a)	964,098	15,367,722
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
China Finance Online Co. Ltd. ADR (a)	380,500	2,674,915
IT SERVICES - 2.1%
Data Processing & Outsourced Services - 2.1%
MasterCard, Inc. Class A	44,804	10,052,673
Online Resources Corp. (a)	399,300	1,465,431
		11,518,104
MEDIA - 2.0%
Advertising - 0.2%
SearchMedia Holdings Ltd. (a)	273,700	1,327,445
Publishing - 1.8%
McGraw-Hill Companies, Inc.	293,500	10,037,700
TOTAL MEDIA		11,365,145
Common Stocks - continued
	Shares	Value
MULTILINE RETAIL - 0.3%
Department Stores - 0.3%
Saks, Inc. (a)(c)	273,712	$ 1,910,510
TOTAL COMMON STOCKS (Cost $570,446,119)		579,166,730
Money Market Funds - 9.3%

Fidelity Cash Central Fund, 0.16% (d)	4,686,519	4,686,519
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	46,835,716	46,835,716
TOTAL MONEY MARKET FUNDS (Cost $51,522,235)		51,522,235
TOTAL INVESTMENT PORTFOLIO - 113.5% (Cost $621,968,354)		630,688,965
NET OTHER ASSETS - (13.5)%		(75,216,431)
NET ASSETS - 100%		$ 555,472,534
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 96,292
Fidelity Securities Lending Cash Central Fund	1,085,315
Total	$ 1,181,607
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 579,166,730	$ 578,688,017	$ 478,713	$ -
Money Market Funds	51,522,235	51,522,235	-	-
Total Investments in Securities:	$ 630,688,965	$ 630,210,252	$ 478,713	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.8%
Switzerland	12.7%
United Kingdom	3.0%
Brazil	1.6%
Others (individually less than 1%)	1.9%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $127,368,480 of which $86,484,136 and $40,884,344 will expire on February 28, 2017 and 2018, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2011 approximately $4,444,604 of losses recognized during the period November 1, 2009 to February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $45,549,211) - See accompanying schedule: Unaffiliated issuers (cost $570,446,119)	$ 579,166,730
Fidelity Central Funds (cost $51,522,235)	51,522,235
Total Investments (cost $621,968,354)		$ 630,688,965
Receivable for investments sold		1,782,166
Receivable for fund shares sold		134,570
Dividends receivable		620,254
Distributions receivable from Fidelity Central Funds		7,186
Prepaid expenses		1,875
Other receivables		73,030
Total assets		633,308,046

Liabilities
Payable for investments purchased	$ 30,017,187
Payable for fund shares redeemed	540,900
Accrued management fee	254,853
Other affiliated payables	148,911
Other payables and accrued expenses	37,945
Collateral on securities loaned, at value	46,835,716
Total liabilities		77,835,512

Net Assets		$ 555,472,534
Net Assets consist of:
Paid in capital		$ 689,072,815
Undistributed net investment income		491,586
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(142,814,053)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,722,186
Net Assets, for 11,739,698 shares outstanding		$ 555,472,534
Net Asset Value, offering price and redemption price per share ($555,472,534 ÷ 11,739,698 shares)		$ 47.32

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 6,880,741
Interest		948
Income from Fidelity Central Funds (including $1,085,315 from security lending)		1,181,607
Total income		8,063,296

Expenses
Management fee	$ 2,958,438
Transfer agent fees	1,550,508
Accounting and security lending fees	212,806
Custodian fees and expenses	63,166
Independent trustees' compensation	3,407
Registration fees	45,351
Audit	36,985
Legal	2,504
Interest	1,859
Miscellaneous	9,090
Total expenses before reductions	4,884,114
Expense reductions	(174,968)	4,709,146
Net investment income (loss)		3,354,150
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	63,708,776
Capital gain distribution from Fidelity Central Funds	2,751
Investment not meeting investment restrictions	(14,989)
Foreign currency transactions	(229,050)
Payment from investment advisor for loss on investment not meeting investment restrictions	27,282
Total net realized gain (loss)		63,494,770
Change in net unrealized appreciation (depreciation) on: Investment securities	170,687,294
Assets and liabilities in foreign currencies	48,509
Total change in net unrealized appreciation (depreciation)		170,735,803
Net gain (loss)		234,230,573
Net increase (decrease) in net assets resulting from operations		$ 237,584,723

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,354,150	$ 9,129,257
Net realized gain (loss)	63,494,770	(191,991,953)
Change in net unrealized appreciation (depreciation)	170,735,803	(166,402,222)
Net increase (decrease) in net assets resulting from operations	237,584,723	(349,264,918)
Distributions to shareholders from net investment income	(3,004,230)	(10,492,099)
Distributions to shareholders from net realized gain	-	(29,161,301)
Total distributions	(3,004,230)	(39,653,400)
Share transactions
Proceeds from sales of shares	266,339,159	173,647,647
Reinvestment of distributions	2,842,411	37,807,918
Cost of shares redeemed	(242,936,913)	(227,185,576)
Net increase (decrease) in net assets resulting from share transactions	26,244,657	(15,730,011)
Redemption fees	29,613	60,818
Total increase (decrease) in net assets	260,854,763	(404,587,511)

Net Assets
Beginning of period	294,617,771	699,205,282
End of period (including undistributed net investment income of $491,586 and undistributed net investment income of $892,512, respectively)	$ 555,472,534	$ 294,617,771
Other Information Shares
Sold	6,045,653	3,594,578
Issued in reinvestment of distributions	68,536	803,102
Redeemed	(5,417,062)	(5,094,728)
Net increase (decrease)	697,127	(697,048)

Financial Highlights

Years ended February 28,	2010	2009	2008 I	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.68	$ 59.56	$ 73.69	$ 76.12	$ 54.95
Income from Investment Operations
Net investment income (loss) C	.27	.78	1.01 F	.61	.98 G
Net realized and unrealized gain (loss)	20.62	(30.23)	(8.50)	6.18	23.81
Total from investment operations	20.89	(29.45)	(7.49)	6.79	24.79
Distributions from net investment income	(.25)	(.93)	(.87)	(.59)	(.19)
Distributions from net realized gain	-	(2.51)	(5.78)	(8.65)	(3.45)
Total distributions	(.25)	(3.44)	(6.65)	(9.24)	(3.64)
Redemption fees added to paid in capital C	- J	.01	.01	.02	.02
Net asset value, end of period	$ 47.32	$ 26.68	$ 59.56	$ 73.69	$ 76.12
Total Return A,B	78.44%	(51.86)%	(11.16)%	9.27%	45.77%
Ratios to Average Net Assets D,H
Expenses before reductions	.93%	.90%	.88%	.90%	.95%
Expenses net of fee waivers, if any	.93%	.90%	.88%	.90%	.95%
Expenses net of all reductions	.89%	.89%	.87%	.89%	.89%
Net investment income (loss)	.64%	1.74%	1.41% F	.82%	1.51% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 555,473	$ 294,618	$ 699,205	$ 1,252,565	$ 1,246,298
Portfolio turnover rate E	264%	351%	84%	124%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.18 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%. G Investment income per share reflects a special dividend which amounted to $.58 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..63%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	79.56%	-6.61%	1.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Benjamin Hesse, Portfolio Manager of Select Financial Services Portfolio: The fund returned 79.56% during the past year, outpacing the S&P 500 but trailing the 85.10% return of the MSCI® U.S. IM Financials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Financials began the period near rock bottom, but soon rallied, buoyed by improving economic conditions and thawing credit markets. Overall, stock picking was quite strong, particularly within asset management/custody banks, specialized finance and multi-line insurance. In addition, currency fluctuations provided a lift to our foreign holdings. However, the fund still lagged the MSCI index due in part to the impact of a small cash position in such a strong market. Industry positioning also hampered results, as did stock picking in certain groups. Investment banking/brokerage, diversified banks and real estate development were the industries detracting the most. Individual disappointments included KeyCorp, a midwest regional bank that struggled after a poorly executed capital raise, and Broadpoint Gleacher Securities, a small investment bank pressured by an earnings shortfall and a slowdown in fixed-income trading. A sizable but underweighted stake in Bank of America, a large diversified financial company that rallied sharply, also proved costly. Top contributors included Genworth Financial, a multi-line insurer that climbed because it did not have to raise as much capital as expected, and CME Group, operator of the Chicago Mercantile Exchange, which benefited as trading volume picked up. I sold CME before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Financial Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	5.9	2.9
Citigroup, Inc.	5.0	1.3
JPMorgan Chase & Co.	5.0	3.6
Morgan Stanley	5.0	4.6
MasterCard, Inc. Class A	4.7	0.5
Zions Bancorp	4.4	0.6
McGraw-Hill Companies, Inc.	3.8	3.3
SunTrust Banks, Inc.	3.7	0.0
Comerica, Inc.	3.4	0.5
Sumitomo Mitsui Financial Group, Inc.	3.2	0.0
	44.1
Top Industries (% of fund's net assets)
As of February 28, 2010
Commercial Banks	36.4%
Capital Markets	23.7%
Diversified Financial Services	18.4%
Insurance	7.2%
IT Services	6.7%
All Others*	7.6%

As of August 31, 2009
Capital Markets	24.4%
Commercial Banks	17.6%
Insurance	17.4%
Diversified Financial Services	12.3%
IT Services	8.3%
All Others*	20.0%

* Includes short-term investments and net other assets.

Annual Report

Financial Services Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
CAPITAL MARKETS - 23.7%
Asset Management & Custody Banks - 9.4%
AllianceBernstein Holding LP	202,500	$ 5,477,625
Bank of New York Mellon Corp.	168,653	4,809,984
EFG International	506,416	6,952,379
Franklin Resources, Inc.	108,688	11,055,743
Janus Capital Group, Inc.	114,700	1,433,750
Legg Mason, Inc.	134,218	3,469,535
State Street Corp.	51,793	2,326,024
T. Rowe Price Group, Inc.	94,600	4,795,274
The Blackstone Group LP	313,800	4,386,924
U.S. Global Investments, Inc. Class A	98,652	954,951
		45,662,189
Investment Banking & Brokerage - 14.3%
Broadpoint Gleacher Securities Group, Inc. (a)	1,878,046	7,530,964
Charles Schwab Corp.	180,151	3,298,565
Evercore Partners, Inc. Class A	167,926	5,056,252
GFI Group, Inc.	1,360,736	7,497,655
Goldman Sachs Group, Inc.	44,300	6,926,305
Jefferies Group, Inc. (c)	219,471	5,477,996
MF Global Holdings Ltd. (a)	1,159,782	8,025,691
Morgan Stanley	850,100	23,955,818
TD Ameritrade Holding Corp. (a)	64,900	1,135,101
		68,904,347
TOTAL CAPITAL MARKETS		114,566,536
COMMERCIAL BANKS - 36.4%
Diversified Banks - 14.7%
Alpha Bank AE (a)	531,800	5,017,637
Banco Macro SA sponsored ADR	42,052	1,095,875
Barclays PLC Sponsored ADR	267,400	5,126,058
BBVA Banco Frances SA sponsored ADR (c)	231,233	1,405,897
China Citic Bank Corp. Ltd. Class H	5,443,000	3,639,325
China Merchants Bank Co. Ltd. (H Shares)	365,500	900,307
Comerica, Inc.	455,800	16,445,264
Mizuho Financial Group, Inc.	2,164,100	4,190,546
National Bank of Greece SA (a)	415,300	7,746,404
National Bank of Greece SA sponsored ADR (c)	959,400	3,703,284
Sumitomo Mitsui Financial Group, Inc.	483,700	15,552,460
U.S. Bancorp, Delaware	184,200	4,533,162
Wells Fargo & Co.	65,188	1,782,240
		71,138,459
Regional Banks - 21.7%
1st Pacific Bancorp (a)	86,193	77,574
Atlantic Southern Financial Group, Inc. (a)(c)	55,206	98,267

	Shares	Value
Bancorp New Jersey, Inc.	9,188	$ 114,850
BancTrust Financial Group, Inc. (c)	87,350	395,696
Bar Harbor Bankshares	3,668	98,119
Boston Private Financial Holdings, Inc.	96,800	663,080
Bridge Capital Holdings (a)	13,708	111,172
Chicopee Bancorp, Inc. (a)	7,830	100,224
Citizens Banking Corp., Michigan (a)	3,922,631	2,765,455
CoBiz, Inc. (c)	599,912	3,545,480
Evans Bancorp, Inc.	5,276	69,221
Fifth Third Bancorp	357,600	4,366,296
First Bancorp, Puerto Rico (c)	216,600	459,192
Frontier Financial Corp. (a)(c)	138,316	497,938
Glacier Bancorp, Inc. (c)	253,394	3,674,213
Huntington Bancshares, Inc.	265,900	1,278,979
KeyCorp	1,230,237	8,796,195
Landmark Bancorp, Inc.	2,248	36,395
MidWestOne Financial Group, Inc.	10,512	117,840
Monroe Bancorp	16,350	108,728
Nara Bancorp, Inc. (a)	112,702	995,159
Oriental Financial Group, Inc.	147,500	1,628,400
PNC Financial Services Group, Inc.	27,218	1,463,240
Preferred Bank, Los Angeles California (c)	53,500	72,225
Regions Financial Corp.	2,107,870	14,228,123
Salisbury Bancorp, Inc.	4,550	101,465
Smithtown Bancorp, Inc. (c)	98,500	421,580
Southwest Bancorp, Inc., Oklahoma	22,600	176,732
Sterling Bancshares, Inc.	210,400	993,088
Sun Bancorp, Inc., New Jersey	67,486	235,526
SunTrust Banks, Inc.	749,692	17,850,167
SVB Financial Group (a)	124,600	5,552,176
Tamalpais Bancorp	80,160	43,278
Umpqua Holdings Corp. (c)	300,965	3,756,043
United Security Bancshares, California (c)	20,834	100,420
Valley National Bancorp (c)	67,500	972,000
W Holding Co., Inc.	23,406	473,269
West Bancorp., Inc.	20,005	103,426
Wintrust Financial Corp.	200,355	6,820,084
Zions Bancorp (c)	1,149,400	21,309,876
		104,671,191
TOTAL COMMERCIAL BANKS		175,809,650
CONSUMER FINANCE - 0.1%
Consumer Finance - 0.1%
Promise Co. Ltd. (a)(c)	72,100	552,773
DIVERSIFIED FINANCIAL SERVICES - 18.4%
Other Diversified Financial Services - 15.9%
Bank of America Corp.	1,693,800	28,218,707
Citigroup, Inc.	7,139,200	24,273,280
JPMorgan Chase & Co.	575,291	24,144,963
		76,636,950
Common Stocks - continued
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - CONTINUED
Specialized Finance - 2.5%
BM&F BOVESPA SA	34,200	$ 222,745
JSE Ltd.	58,700	472,792
Moody's Corp. (c)	426,097	11,342,702
		12,038,239
TOTAL DIVERSIFIED FINANCIAL SERVICES		88,675,189
HOTELS, RESTAURANTS & LEISURE - 0.2%
Casinos & Gaming - 0.2%
Wynn Macau Ltd. (c)	796,800	1,000,850
INSURANCE - 7.2%
Insurance Brokers - 0.2%
Aon Corp.	30,700	1,256,858
Multi-Line Insurance - 4.0%
Assurant, Inc.	81,300	2,481,276
Genworth Financial, Inc. Class A (a)	818,361	13,044,674
Hartford Financial Services Group, Inc.	150,500	3,667,685
		19,193,635
Property & Casualty Insurance - 2.0%
CNA Financial Corp. (a)	189,105	4,650,092
XL Capital Ltd. Class A	270,900	4,949,343
		9,599,435
Reinsurance - 1.0%
Everest Re Group Ltd.	51,855	4,429,454
Transatlantic Holdings, Inc.	6,000	298,200
		4,727,654
TOTAL INSURANCE		34,777,582
INTERNET SOFTWARE & SERVICES - 0.8%
Internet Software & Services - 0.8%
China Finance Online Co. Ltd. ADR (a)(c)	553,081	3,888,159
IT SERVICES - 6.7%
Data Processing & Outsourced Services - 6.5%
Euronet Worldwide, Inc. (a)	270,976	4,910,085
MasterCard, Inc. Class A	100,709	22,596,078
MoneyGram International, Inc. (a)(c)	1,401,183	3,881,277
		31,387,440
IT Consulting & Other Services - 0.2%
Satyam Computer Services Ltd. sponsored ADR (a)(c)	131,900	699,070
TOTAL IT SERVICES		32,086,510
MEDIA - 4.0%
Advertising - 0.2%
SearchMedia Holdings Ltd. (a)	250,100	1,212,985

	Shares	Value
Publishing - 3.8%
McGraw-Hill Companies, Inc.	532,132	$ 18,198,914
TOTAL MEDIA		19,411,899
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
Diversified Real Estate Activities - 0.4%
Mitsubishi Estate Co. Ltd.	105,000	1,649,029
Real Estate Development - 1.5%
Central China Real Estate Ltd.	5,923,000	1,449,808
Xinyuan Real Estate Co. Ltd. ADR (a)	1,494,839	5,829,872
		7,279,680
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		8,928,709
THRIFTS & MORTGAGE FINANCE - 0.9%
Thrifts & Mortgage Finance - 0.9%
BofI Holding, Inc. (a)	50,561	658,810
Cheviot Financial Corp.	12,542	104,099
First Financial Northwest, Inc.	14,800	96,792
Mayflower Bancorp, Inc.	1,700	11,730
Meridian Interstate Bancorp, Inc. (a)	54,608	546,080
Ocean Shore Holding Co.	39,517	413,348
Osage Bancshares, Inc.	27,700	229,356
Park Bancorp, Inc. (a)	100	440
United Western Bancorp, Inc.	335,369	814,947
Washington Federal, Inc.	72,278	1,408,698
		4,284,300
TOTAL COMMON STOCKS (Cost $472,665,135)		483,982,157
Convertible Preferred Stocks - 0.0%

COMMERCIAL BANKS - 0.0%
Regional Banks - 0.0%
UCBH Holdings, Inc. Series B, 8.50% (Cost $195,681)	130	1,105
Money Market Funds - 6.6%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	2,413,751	$ 2,413,751
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	29,237,034	29,237,034
TOTAL MONEY MARKET FUNDS (Cost $31,650,785)		31,650,785
TOTAL INVESTMENT PORTFOLIO - 106.9% (Cost $504,511,601)		515,634,047
NET OTHER ASSETS - (6.9)%		(33,113,684)
NET ASSETS - 100%		$ 482,520,363
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 51,022
Fidelity Securities Lending Cash Central Fund	2,118,053
Total	$ 2,169,075
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 483,982,157	$ 483,982,157	$ -	$ -
Convertible Preferred Stocks	1,105	-	1,105	-
Money Market Funds	31,650,785	31,650,785	-	-
Total Investments in Securities:	$ 515,634,047	$ 515,632,942	$ 1,105	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.2%
Japan	4.6%
Greece	3.4%
Cayman Islands	1.9%
China	1.7%
Switzerland	1.4%
United Kingdom	1.1%
Others (individually less than 1%)	1.7%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $90,388,654 of which $89,769,047 and $619,607 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $28,418,391) - See accompanying schedule: Unaffiliated issuers (cost $472,860,816)	$ 483,983,262
Fidelity Central Funds (cost $31,650,785)	31,650,785
Total Investments (cost $504,511,601)		$ 515,634,047
Receivable for investments sold		10,367,328
Receivable for fund shares sold		763,982
Dividends receivable		471,028
Distributions receivable from Fidelity Central Funds		26,108
Prepaid expenses		1,596
Other receivables		44,656
Total assets		527,308,745

Liabilities
Payable to custodian bank	$ 1,461,723
Payable for investments purchased	13,219,166
Payable for fund shares redeemed	475,827
Accrued management fee	219,524
Other affiliated payables	136,289
Other payables and accrued expenses	38,819
Collateral on securities loaned, at value	29,237,034
Total liabilities		44,788,382

Net Assets		$ 482,520,363
Net Assets consist of:
Paid in capital		$ 576,998,233
Distributions in excess of net investment income		(186,830)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(105,416,247)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,125,207
Net Assets, for 8,134,418 shares outstanding		$ 482,520,363
Net Asset Value, offering price and redemption price per share ($482,520,363 ÷ 8,134,418 shares)		$ 59.32

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 4,900,979
Interest		1,013
Income from Fidelity Central Funds (including $2,118,053 from security lending)		2,169,075
Total income		7,071,067

Expenses
Management fee	$ 2,458,066
Transfer agent fees	1,388,458
Accounting and security lending fees	175,912
Custodian fees and expenses	82,020
Independent trustees' compensation	2,876
Registration fees	42,333
Audit	38,329
Legal	2,105
Interest	580
Miscellaneous	7,169
Total expenses before reductions	4,197,848
Expense reductions	(182,681)	4,015,167
Net investment income (loss)		3,055,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	118,171,394
Capital gain distribution from Fidelity Central Funds	1,871
Foreign currency transactions	252,838
Total net realized gain (loss)		118,426,103
Change in net unrealized appreciation (depreciation) on: Investment securities	89,947,854
Assets and liabilities in foreign currencies	6,922
Total change in net unrealized appreciation (depreciation)		89,954,776
Net gain (loss)		208,380,879
Net increase (decrease) in net assets resulting from operations		$ 211,436,779

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,055,900	$ 8,926,409
Net realized gain (loss)	118,426,103	(215,418,516)
Change in net unrealized appreciation (depreciation)	89,954,776	(90,088,871)
Net increase (decrease) in net assets resulting from operations	211,436,779	(296,580,978)
Distributions to shareholders from net investment income	(5,034,571)	(7,565,769)
Distributions to shareholders from net realized gain	(247,305)	(616,556)
Total distributions	(5,281,876)	(8,182,325)
Share transactions Proceeds from sales of shares	256,861,350	334,665,316
Reinvestment of distributions	5,111,284	7,877,782
Cost of shares redeemed	(213,004,771)	(193,057,404)
Net increase (decrease) in net assets resulting from share transactions	48,967,863	149,485,694
Redemption fees	53,594	153,358
Total increase (decrease) in net assets	255,176,360	(155,124,251)

Net Assets
Beginning of period	227,344,003	382,468,254
End of period (including distributions in excess of net investment income of $186,830 and undistributed net investment income of $1,639,234, respectively)	$ 482,520,363	$ 227,344,003
Other Information Shares
Sold	5,247,995	5,258,003
Issued in reinvestment of distributions	97,877	163,932
Redeemed	(4,008,087)	(3,161,525)
Net increase (decrease)	1,337,785	2,260,410

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 33.45	$ 84.31	$ 117.33	$ 120.01	$ 114.70
Income from Investment Operations
Net investment income (loss) C	.37	1.58	1.73	1.56	1.41
Net realized and unrealized gain (loss)	26.14	(51.12)	(27.77)	10.14	13.73
Total from investment operations	26.51	(49.54)	(26.04)	11.70	15.14
Distributions from net investment income	(.62)	(1.22)	(1.45)	(1.29)	(1.34)
Distributions from net realized gain	(.03)	(.13)	(5.54)	(13.10)	(8.50)
Total distributions	(.65)	(1.35)	(6.99)	(14.39)	(9.84)
Redemption fees added to paid in capital C	.01	.03	.01	.01	.01
Net asset value, end of period	$ 59.32	$ 33.45	$ 84.31	$ 117.33	$ 120.01
Total Return A,B	79.56%	(59.22)%	(23.05)%	10.14%	14.51%
Ratios to Average Net Assets D,F
Expenses before reductions	.96%	.94%	.90%	.93%	.97%
Expenses net of fee waivers, if any	.96%	.94%	.90%	.93%	.97%
Expenses net of all reductions	.92%	.93%	.89%	.92%	.95%
Net investment income (loss)	.70%	2.57%	1.57%	1.31%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 482,520	$ 227,344	$ 382,468	$ 541,576	$ 490,239
Portfolio turnover rate E	301%	129%	53%	55%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Home Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Home Finance Portfolio	44.74%	-21.03%	-2.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Home Finance Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Home Finance Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Christopher Lee, Portfolio Manager of Select Home Finance Portfolio: For the 12 months ending February 28, 2010, the fund returned 44.74%, lagging the S&P 500 but outpacing the 34.83% return of the MSCI® U.S. IM Thrifts & Mortgage Finance 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Home finance stocks benefited as the economy improved, the housing market stabilized and investor confidence returned. The year's best performers were more-credit-sensitive companies, which beat the well-capitalized, more-conservatively run names that dominate the MSCI index. The fund benefited from its underweightings in many of the safer, more stable thrift/mortgage finance companies that underperformed, such as People's United Financial, and its bias toward more-credit-sensitive companies in related industries outside the index. Standouts included Capital One Financial, a consumer credit card company, and PNC Financial Services Group, a regional bank based in Pittsburgh. Neither was in the index. Astoria Financial, a New York City thrift/mortgage finance company that rallied nicely, also aided performance. Having little or no exposure to certain thrifts/mortgage finance companies in the MSCI index, including New York Community Bancorp, whose core business is multi-family loans in New York City, and Freddie Mac, which was taken over by the government, hindered relative results, as both stocks posted steep gains. A small cash position during such a strong market also hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Home Finance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
People's United Financial, Inc.	9.5	6.6
New York Community Bancorp, Inc.	9.1	2.9
Hudson City Bancorp, Inc.	5.1	9.5
First Niagara Financial Group, Inc.	4.9	4.5
Astoria Financial Corp.	4.3	4.4
Ocwen Financial Corp.	4.2	2.9
Northwest Bancshares, Inc.	4.1	0.0
TFS Financial Corp.	4.1	0.0
MGIC Investment Corp.	3.6	4.4
Washington Federal, Inc.	3.4	4.1
	52.3
Top Industries (% of fund's net assets)
As of February 28, 2010
Thrifts & Mortgage Finance	71.4%
Commercial Banks	9.2%
Diversified Financial Services	4.7%
Insurance	3.4%
Consumer Finance	3.2%
All Others*	8.1%

As of August 31, 2009
Thrifts & Mortgage Finance	72.5%
Commercial Banks	7.6%
Insurance	4.6%
Real Estate Investment Trusts	3.8%
IT Services	3.6%
All Others*	7.9%

* Includes short-term investments and net other assets.

Annual Report

Home Finance Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CAPITAL MARKETS - 1.8%
Asset Management & Custody Banks - 1.4%
Bank of New York Mellon Corp.	40,000	$ 1,140,800
Investment Banking & Brokerage - 0.4%
Charles Schwab Corp.	20,000	366,200
TOTAL CAPITAL MARKETS		1,507,000
COMMERCIAL BANKS - 9.2%
Diversified Banks - 4.8%
Comerica, Inc.	45,000	1,623,600
Wells Fargo & Co.	90,000	2,460,600
		4,084,200
Regional Banks - 4.4%
BB&T Corp.	25,000	713,250
Investors Bancorp, Inc. (a)	100,000	1,287,000
PNC Financial Services Group, Inc.	17,500	940,800
Webster Financial Corp.	15,000	240,000
Wilmington Trust Corp., Delaware	43,100	621,502
		3,802,552
TOTAL COMMERCIAL BANKS		7,886,752
CONSUMER FINANCE - 3.2%
Consumer Finance - 3.2%
American Express Co.	25,000	954,750
Capital One Financial Corp.	28,200	1,064,550
Discover Financial Services	50,000	682,500
		2,701,800
DIVERSIFIED FINANCIAL SERVICES - 4.7%
Other Diversified Financial Services - 4.7%
Bank of America Corp.	115,000	1,915,900
Citigroup, Inc.	125,000	425,000
JPMorgan Chase & Co.	40,000	1,678,800
		4,019,700
INSURANCE - 3.4%
Multi-Line Insurance - 1.1%
Genworth Financial, Inc. Class A (a)	60,000	956,400
Property & Casualty Insurance - 2.3%
The First American Corp.	60,000	1,933,800
TOTAL INSURANCE		2,890,200
IT SERVICES - 1.1%
Data Processing & Outsourced Services - 1.1%
Fidelity National Information Services, Inc.	40,000	901,600

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 1.8%
Mortgage REITs - 1.8%
Chimera Investment Corp.	100,000	$ 400,000
MFA Financial, Inc.	160,000	1,158,400
		1,558,400
THRIFTS & MORTGAGE FINANCE - 71.4%
Thrifts & Mortgage Finance - 71.4%
Abington Bancorp, Inc.	185,000	1,422,650
Astoria Financial Corp.	275,000	3,649,250
Bank Mutual Corp.	200,000	1,298,000
Beneficial Mutual Bancorp, Inc. (a)	150,000	1,408,500
Brookline Bancorp, Inc., Delaware	220,000	2,261,600
Capitol Federal Financial	40,000	1,384,800
First Financial Holdings, Inc.	30,000	358,800
First Niagara Financial Group, Inc.	300,000	4,212,000
Flushing Financial Corp.	125,000	1,586,250
Hudson City Bancorp, Inc. (c)	320,000	4,326,400
Meridian Interstate Bancorp, Inc. (a)	40,000	400,000
MGIC Investment Corp. (a)(c)	400,000	3,064,000
New York Community Bancorp, Inc. (c)	500,000	7,745,000
Northwest Bancshares, Inc.	300,000	3,543,000
Ocwen Financial Corp. (a)(c)	330,000	3,567,300
Oritani Financial Corp.	30,000	475,200
People's United Financial, Inc.	515,000	8,121,550
Radian Group, Inc. (c)	255,400	2,508,028
Rockville Financial, Inc.	20,000	212,800
TFS Financial Corp.	270,000	3,469,500
ViewPoint Financial Group	125,000	1,826,250
Washington Federal, Inc.	150,000	2,923,500
WSFS Financial Corp.	40,000	1,227,600
		60,991,978
TOTAL COMMON STOCKS (Cost $82,030,944)		82,457,430
Money Market Funds - 25.1%

Fidelity Cash Central Fund, 0.16% (d)	4,034,502	4,034,502
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	17,433,400	17,433,400
TOTAL MONEY MARKET FUNDS (Cost $21,467,902)		21,467,902
TOTAL INVESTMENT PORTFOLIO - 121.7% (Cost $103,498,846)		103,925,332
NET OTHER ASSETS - (21.7)%		(18,516,714)
NET ASSETS - 100%		$ 85,408,618
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,851
Fidelity Securities Lending Cash Central Fund	31,281
Total	$ 38,132
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $146,041,140 of which $97,174,837 and $48,866,303 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $16,713,017) - See accompanying schedule: Unaffiliated issuers (cost $82,030,944)	$ 82,457,430
Fidelity Central Funds (cost $21,467,902)	21,467,902
Total Investments (cost $103,498,846)		$ 103,925,332
Receivable for fund shares sold		378,286
Dividends receivable		116,638
Distributions receivable from Fidelity Central Funds		1,804
Prepaid expenses		236
Other receivables		6,350
Total assets		104,428,646

Liabilities
Payable for investments purchased	$ 1,391,575
Payable for fund shares redeemed	105,909
Accrued management fee	36,139
Other affiliated payables	24,729
Other payables and accrued expenses	28,276
Collateral on securities loaned, at value	17,433,400
Total liabilities		19,020,028

Net Assets		$ 85,408,618
Net Assets consist of:
Paid in capital		$ 233,058,364
Undistributed net investment income		313,820
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(148,390,052)
Net unrealized appreciation (depreciation) on investments		426,486
Net Assets, for 7,376,313 shares outstanding		$ 85,408,618
Net Asset Value, offering price and redemption price per share ($85,408,618 ÷ 7,376,313 shares)		$ 11.58

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 2,099,862
Interest		2
Income from Fidelity Central Funds (including $31,281 from security lending)		38,132
Total income		2,137,996

Expenses
Management fee	$ 375,466
Transfer agent fees	230,212
Accounting and security lending fees	26,991
Custodian fees and expenses	10,403
Independent trustees' compensation	517
Registration fees	19,788
Audit	35,810
Legal	696
Miscellaneous	1,256
Total expenses before reductions	701,139
Expense reductions	(17,996)	683,143
Net investment income (loss)		1,454,853
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,027,821
Investment not meeting investment restrictions	(809)
Foreign currency transactions	(608)
Payment from investment advisor for loss on investment not meeting investment restrictions	809
Total net realized gain (loss)		2,027,213
Change in net unrealized appreciation (depreciation) on: Investment securities	19,933,083
Assets and liabilities in foreign currencies	138
Total change in net unrealized appreciation (depreciation)		19,933,221
Net gain (loss)		21,960,434
Net increase (decrease) in net assets resulting from operations		$ 23,415,287

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,454,853	$ 4,543,310
Net realized gain (loss)	2,027,213	(147,880,334)
Change in net unrealized appreciation (depreciation)	19,933,221	40,527,045
Net increase (decrease) in net assets resulting from operations	23,415,287	(102,809,979)
Distributions to shareholders from net investment income	(2,931,320)	(3,386,062)
Distributions to shareholders from net realized gain	-	(298,730)
Total distributions	(2,931,320)	(3,684,792)
Share transactions Proceeds from sales of shares	37,068,220	69,272,127
Reinvestment of distributions	2,830,347	3,541,834
Cost of shares redeemed	(26,423,145)	(66,122,745)
Net increase (decrease) in net assets resulting from share transactions	13,475,422	6,691,216
Redemption fees	9,764	40,782
Total increase (decrease) in net assets	33,969,153	(99,762,773)

Net Assets
Beginning of period	51,439,465	151,202,238
End of period (including undistributed net investment income of $313,820 and undistributed net investment income of $1,794,191, respectively)	$ 85,408,618	$ 51,439,465
Other Information Shares
Sold	3,532,774	3,651,965
Issued in reinvestment of distributions	288,408	284,292
Redeemed	(2,584,163)	(3,650,187)
Net increase (decrease)	1,237,019	286,070

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 25.83	$ 48.40	$ 51.83	$ 59.12
Income from Investment Operations
Net investment income (loss) C	.22	.75	.86	.81	1.32 F
Net realized and unrealized gain (loss)	3.44	(17.60)	(20.77)	3.01	(.77)
Total from investment operations	3.66	(16.85)	(19.91)	3.82	.55
Distributions from net investment income	(.46)	(.56)	(.80)	(.80)	(.99)
Distributions from net realized gain	-	(.05)	(1.86)	(6.45)	(6.85)
Total distributions	(.46)	(.61)	(2.66)	(7.25)	(7.84)
Redemption fees added to paid in capital C	- I	.01	- I	- I	- I
Net asset value, end of period	$ 11.58	$ 8.38	$ 25.83	$ 48.40	$ 51.83
Total Return A,B	44.74%	(65.96)%	(42.37)%	7.10%	.99%
Ratios to Average Net Assets D,G
Expenses before reductions	1.05%	.99%	.93%	.93%	.97%
Expenses net of fee waivers, if any	1.05%	.99%	.93%	.93%	.97%
Expenses net of all reductions	1.02%	.99%	.92%	.93%	.94%
Net investment income (loss)	2.18%	4.48%	2.21%	1.55%	2.36% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,409	$ 51,439	$ 151,202	$ 256,873	$ 292,124
Portfolio turnover rate E	153%	79%	36%	52%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.54 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	74.97%	-3.96%	7.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Court Dignan, Portfolio Manager of Select Insurance Portfolio: For the year, the fund advanced 74.97%, solidly outpacing the S&P 500 and the 70.50% gain of the MSCI® U.S. IM Insurance 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Solid security selection was the primary driver behind the fund's outperformance of the MSCI index. Stock picking was most successful in the property/casualty insurance group, which was by far the biggest contributor to overall results. Four out of the five top contributors were companies from this industry: XL Capital, CNA Financial, Assured Guaranty and an underweighting in Progressive. CNA was an out-of-index holding. An overweighting in multi-line insurer Genworth Financial also helped. Conversely, overall market selection hampered the fund's returns - particularly an underweighting in the strong-performing life insurance industry - as did a modest cash position. Individual detractors included overweighted positions in Axis Capital Holdings and RenaissanceRe Holdings, and underweightings in life/health insurance firms Prudential Financial and Principal Financial. Some of the stocks I've mentioned were sold by period end while others were added.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Insurance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	15.2	5.6
MetLife, Inc.	8.7	9.7
The Travelers Companies, Inc.	8.1	7.4
Prudential Financial, Inc.	6.0	0.0
Allstate Corp.	5.9	0.9
ACE Ltd.	4.7	7.4
AFLAC, Inc.	4.5	1.4
Unum Group	4.5	0.0
Progressive Corp.	3.8	0.0
XL Capital Ltd. Class A	3.6	5.7
	65.0
Top Industries (% of fund's net assets)
As of February 28, 2010
Insurance	99.1%
All Others*	0.9%

As of August 31, 2009
Insurance	92.2%
Software	0.5%
Thrifts & Mortgage Finance	0.4%
Diversified Financial Services	0.2%
Capital Markets	0.1%
All Others*	6.6%

* Includes short-term investments and net other assets.

Annual Report

Insurance Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
INSURANCE - 99.1%
Insurance Brokers - 1.9%
Aon Corp.	29,100	$ 1,191,354
Marsh & McLennan Companies, Inc.	39,500	917,190
Willis Group Holdings PLC	27,100	807,038
		2,915,582
Life & Health Insurance - 33.4%
AFLAC, Inc.	137,400	6,794,430
Delphi Financial Group, Inc. Class A	170,800	3,643,164
Lincoln National Corp.	121,900	3,069,442
MetLife, Inc.	360,775	13,128,602
Principal Financial Group, Inc.	218,800	5,078,348
Prudential Financial, Inc.	171,500	8,988,315
Torchmark Corp.	58,300	2,710,950
Unum Group	320,800	6,675,848
		50,089,099
Multi-Line Insurance - 7.8%
Assurant, Inc.	16,100	491,372
Genworth Financial, Inc. Class A (a)	213,800	3,407,972
Hartford Financial Services Group, Inc.	59,100	1,440,267
HCC Insurance Holdings, Inc.	114,900	3,205,710
Loews Corp.	84,800	3,091,808
		11,637,129
Property & Casualty Insurance - 47.0%
ACE Ltd.	141,649	7,081,034
Allstate Corp.	282,200	8,818,750
Amerisafe, Inc. (a)	83,344	1,434,350
Argo Group International Holdings, Ltd.	52,600	1,463,858
Berkshire Hathaway, Inc.:
Class A (a)	2	239,600
Class B (a)(c)	284,769	22,818,540
Progressive Corp.	332,500	5,702,375
The Chubb Corp.	74,158	3,742,013
The First American Corp.	55,500	1,788,765
The Travelers Companies, Inc.	230,200	12,106,218
XL Capital Ltd. Class A	298,255	5,449,119
		70,644,622

	Shares	Value
Reinsurance - 9.0%
Endurance Specialty Holdings Ltd.	55,300	$ 2,126,838
PartnerRe Ltd.	33,200	2,643,052
Platinum Underwriters Holdings Ltd.	73,900	2,763,121
Reinsurance Group of America, Inc.	22,800	1,083,684
RenaissanceRe Holdings Ltd.	35,895	1,987,147
Validus Holdings Ltd.	102,509	2,869,227
		13,473,069
TOTAL COMMON STOCKS (Cost $129,338,631)		148,759,501
Money Market Funds - 10.4%

Fidelity Cash Central Fund, 0.16% (d)	2,035,294	2,035,294
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	13,624,200	13,624,200
TOTAL MONEY MARKET FUNDS (Cost $15,659,494)		15,659,494
TOTAL INVESTMENT PORTFOLIO - 109.5% (Cost $144,998,125)		164,418,995
NET OTHER ASSETS - (9.5)%		(14,243,369)
NET ASSETS - 100%		$ 150,175,626
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,450
Fidelity Securities Lending Cash Central Fund	23,025
Total	$ 33,475
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.5%
Bermuda	9.3%
Switzerland	4.7%
Others (individually less than 1%)	0.5%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $37,283,920 of which $1,214,111 and $36,069,809 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $13,477,866) - See accompanying schedule: Unaffiliated issuers (cost $129,338,631)	$ 148,759,501
Fidelity Central Funds (cost $15,659,494)	15,659,494
Total Investments (cost $144,998,125)		$ 164,418,995
Cash		182,738
Receivable for fund shares sold		215,677
Dividends receivable		90,926
Distributions receivable from Fidelity Central Funds		2,066
Prepaid expenses		359
Other receivables		2,734
Total assets		164,913,495

Liabilities
Payable for investments purchased	$ 932,528
Payable for fund shares redeemed	43,405
Accrued management fee	67,252
Other affiliated payables	40,482
Other payables and accrued expenses	30,002
Collateral on securities loaned, at value	13,624,200
Total liabilities		14,737,869

Net Assets		$ 150,175,626
Net Assets consist of:
Paid in capital		$ 172,422,854
Undistributed net investment income		7,515
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,675,613)
Net unrealized appreciation (depreciation) on investments		19,420,870
Net Assets, for 3,614,368 shares outstanding		$ 150,175,626
Net Asset Value, offering price and redemption price per share ($150,175,626 ÷ 3,614,368 shares)		$ 41.55

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 2,172,780
Income from Fidelity Central Funds (including $23,025 from security lending)		33,475
Total income		2,206,255

Expenses
Management fee	$ 640,747
Transfer agent fees	375,732
Accounting and security lending fees	44,878
Custodian fees and expenses	12,457
Independent trustees' compensation	745
Registration fees	18,517
Audit	35,656
Legal	542
Miscellaneous	1,542
Total expenses before reductions	1,130,816
Expense reductions	(22,447)	1,108,369
Net investment income (loss)		1,097,886
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,766,703)
Foreign currency transactions	5,209
Total net realized gain (loss)		(2,761,494)
Change in net unrealized appreciation (depreciation) on: Investment securities	56,104,154
Assets and liabilities in foreign currencies	(153)
Total change in net unrealized appreciation (depreciation)		56,104,001
Net gain (loss)		53,342,507
Net increase (decrease) in net assets resulting from operations		$ 54,440,393

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,097,886	$ 1,340,884
Net realized gain (loss)	(2,761,494)	(38,219,843)
Change in net unrealized appreciation (depreciation)	56,104,001	(42,115,199)
Net increase (decrease) in net assets resulting from operations	54,440,393	(78,994,158)
Distributions to shareholders from net investment income	(1,083,490)	(1,343,177)
Distributions to shareholders from net realized gain	-	(51,409)
Total distributions	(1,083,490)	(1,394,586)
Share transactions Proceeds from sales of shares	65,680,133	54,368,280
Reinvestment of distributions	1,053,143	1,331,943
Cost of shares redeemed	(46,500,482)	(52,802,582)
Net increase (decrease) in net assets resulting from share transactions	20,232,794	2,897,641
Redemption fees	6,001	8,364
Total increase (decrease) in net assets	73,595,698	(77,482,739)

Net Assets
Beginning of period	76,579,928	154,062,667
End of period (including undistributed net investment income of $7,515 and distributions in excess of net investment income of $12,126, respectively)	$ 150,175,626	$ 76,579,928
Other Information Shares
Sold	1,715,410	1,588,134
Issued in reinvestment of distributions	26,936	44,579
Redeemed	(1,325,955)	(1,286,940)
Net increase (decrease)	416,391	345,773

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 23.95	$ 54.02	$ 69.38	$ 68.72	$ 62.15
Income from Investment Operations
Net investment income (loss) C	.34	.51	.45	.44	.70 F
Net realized and unrealized gain (loss)	17.60	(30.02)	(10.95)	5.25	7.71
Total from investment operations	17.94	(29.51)	(10.50)	5.69	8.41
Distributions from net investment income	(.34)	(.54)	(.30)	(.40)	(.60)
Distributions from net realized gain	-	(.02)	(4.56)	(4.64)	(1.26)
Total distributions	(.34)	(.56)	(4.86)	(5.04)	(1.86)
Redemption fees added to paid in capital C	- I	- I	- I	.01	.02
Net asset value, end of period	$ 41.55	$ 23.95	$ 54.02	$ 69.38	$ 68.72
Total Return A,B	74.97%	(54.83)%	(16.04)%	8.33%	13.68%
Ratios to Average Net Assets D,G
Expenses before reductions	.99%	.97%	.93%	.98%	1.03%
Expenses net of fee waivers, if any	.99%	.97%	.93%	.98%	1.03%
Expenses net of all reductions	.97%	.97%	.93%	.98%	1.02%
Net investment income (loss)	.96%	1.27%	.65%	.64%	1.08% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,176	$ 76,580	$ 154,063	$ 244,251	$ 208,927
Portfolio turnover rate E	215%	426%	60%	58%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.38 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .50%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Home Finance Portfolio, Financial Services Portfolio, and Banking Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input Level, as of February 28, 2010 is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales, and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Banking Portfolio	$ 437,257,684	$ 44,444,051	$ (81,601,846)	$ (37,157,795)
Brokerage and Investment Management Portfolio	633,271,371	64,158,126	(66,740,532)	(2,582,406)
Financial Services Portfolio	519,725,829	39,733,623	(43,825,405)	(4,091,782)
Home Finance Portfolio	105,486,945	7,029,985	(8,591,598)	(1,561,613)
Insurance Portfolio	149,379,469	17,240,615	(2,201,089)	15,039,526

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Banking Portfolio	$ 168,615	$ (47,575,078)	$ (37,158,224)
Brokerage and Investment Management Portfolio	491,587	(127,368,480)	(2,580,830)
Financial Services Portfolio	-	(90,388,654)	(4,089,021)
Home Finance Portfolio	313,881	(146,041,140)	(1,561,613)
Insurance Portfolio	7,516	(37,283,920)	15,039,526

The tax character of distributions paid was as follows:

February 28, 2010	Ordinary Income	Total
Banking Portfolio	$ 4,369,898	$ 4,369,898
Brokerage and Investment Management Portfolio	3,004,230	3,004,230
Financial Services Portfolio	5,281,876	5,281,876
Home Finance Portfolio	2,931,320	2,931,320
Insurance Portfolio	1,083,490	1,083,490
February 28, 2009	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 8,084,799	$ 698,226	$ 8,783,025
Brokerage and Investment Management Portfolio	10,492,099	29,161,301	39,653,400
Financial Services Portfolio	7,565,769	616,556	8,182,325
Home Finance Portfolio	3,386,062	298,730	3,684,792
Insurance Portfolio	1,368,057	26,529	1,394,586

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	344,902,431	292,507,964
Brokerage and Investment Management Portfolio	1,358,921,236	1,290,676,889
Financial Services Portfolio	1,327,337,509	1,251,266,118
Home Finance Portfolio	110,589,689	99,416,102
Insurance Portfolio	260,001,679	240,825,396

Brokerage and Investment Management Portfolio realized a gain and loss of $12,293 and $27,282, respectively, on the sales of investments which did not meet the investment restrictions of the Fund. The loss of $27,282 was fully reimbursed by the Fund's investment advisor.

Home Finance Portfolio realized a loss of $809 on sales of investments which did not meet the investment restrictions of the Fund. The loss of $809 was fully reimbursed by the Fund's investment advisor.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.26%	.56%
Brokerage and Investment Management Portfolio	.30%	.26%	.56%
Financial Services Portfolio	.30%	.26%	.56%
Home Finance Portfolio	.30%	.26%	.56%
Insurance Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.31%
Brokerage and Investment Management Portfolio	.29%
Financial Services Portfolio	.32%
Home Finance Portfolio	.34%
Insurance Portfolio	.33%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 25,846
Brokerage and Investment Management Portfolio	106,230
Financial Services Portfolio	118,208
Home Finance Portfolio	14,090
Insurance Portfolio	4,248

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Brokerage and Investment Management Portfolio	Borrower	$ 7,844,636.39%		$ 1,859
Financial Services Portfolio	Borrower	5,403,000.39%		580

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Banking Portfolio	$ 1,001
Brokerage and Investment Management Portfolio	1,810
Financial Services Portfolio	1,504
Home Finance Portfolio	231
Insurance Portfolio	384

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Banking Portfolio	$ 20,336	$ -
Brokerage and Investment Management Portfolio	174,968	-
Financial Services Portfolio	182,681	-
Home Finance Portfolio	17,984	12
Insurance Portfolio	22,447	-

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the PAS U.S. Opportunity Fidelity Fund of Funds and the VIP FundsManager 60% Portfolio were the owners of record of approximately 12% and 12%, respectively, of the total outstanding shares of Insurance Portfolio. The PAS Funds of Funds and the FundsManager Portfolios were the owners of record, in the aggregate, of approximately 20% and 23%, respectively, of the total outstanding shares of Insurance Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2010, the results of each of their operations for the years then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Financial Services Portfolio	62%	72%
Brokerage and Investment Management Portfolio	100%	100%
Insurance Portfolio	100%	100%
Home Finance Portfolio	45%	100%
Banking Portfolio	69%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2009	December 2009
Financial Services Portfolio	56%	86%
Brokerage and Investment Management Portfolio	100%	100%
Insurance Portfolio	100%	100%
Home Finance Portfolio	39%	100%
Banking Portfolio	55%	100%

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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Fidelity Distributors Corporation
Boston, MA

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Boston, MA

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Fidelity®
Select Portfolios®

Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Health Care Sector
Biotechnology	<Click Here>
Health Care	<Click Here>
Medical Delivery	<Click Here>
Medical Equipment and Systems	<Click Here>
Pharmaceuticals	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

* Fund Updates for each Select Portfolio include: Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Portfolios Health Care Sector

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 toFebruary 28, 2010).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Biotechnology Portfolio	.88%
Actual		$ 1,000.00	$ 1,049.00	$ 4.47
Hypothetical A		$ 1,000.00	$ 1,020.43	$ 4.41
Health Care Portfolio	.85%
Actual		$ 1,000.00	$ 1,128.10	$ 4.49
Hypothetical A		$ 1,000.00	$ 1,020.58	$ 4.26
Medical Delivery Portfolio	.93%
Actual		$ 1,000.00	$ 1,181.30	$ 5.03
Hypothetical A		$ 1,000.00	$ 1,020.18	$ 4.66
Medical Equipment and Systems Portfolio	.88%
Actual		$ 1,000.00	$ 1,118.80	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,020.43	$ 4.41
Pharmaceuticals Portfolio	1.00%
Actual		$ 1,000.00	$ 1,131.80	$ 5.29
Hypothetical A		$ 1,000.00	$ 1,019.84	$ 5.01

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	24.19%	6.70%	-4.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Rajiv Kaul, Portfolio Manager of Select Biotechnology Portfolio: During the year, the fund returned 24.19%, trailing the S&P 500 but handily beating the 20.40% mark of the MSCI® U.S. IM Biotechnology 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Favorable stock selection in the biotechnology group, which accounted for almost 92% of the fund's net assets, on average, was the main driver of performance. A large underweighting in major index component Gilead Sciences was a positive factor, as the stock was held back by concern about patent expirations. Likewise, the fund benefited from an underweighted exposure to Genzyme, another large index component. Manufacturing problems dampened sales of its key drug Cerezyme, a treatment for an enzyme disorder called Gaucher disease. Overweighted positions that aided performance included United Therapeutics, which successfully launched two medications, Tyvaso and Adcirca, which had recently been approved by the U.S. Food and Drug Administration (FDA) for the treatment of pulmonary arterial hypertension. Other contributors were Alexion Pharmaceuticals, BioMarin Pharmaceutical and Acorda Therapeutics. Conversely, an out-of-index investment of more than 7% in pharmaceuticals stocks was counterproductive, as my picks in the group posted a double-digit gain but lagged the MSCI index. A small position in health care supplies - also out of index - detracted modestly. Not owning more of Celgene's stock weighed on the fund's performance. A major index component, Celgene saw its share price rise sharply after the company announced favorable clinical trial results for its multiple myeloma drug, Revlimid. Not owning Medarex - which was acquired by Bristol-Myers Squibb during the period - also held back performance. Anadys Pharmaceuticals, an out-of-index holding, that was sold by period end, was another detractor. The stock fell sharply despite positive news related to the antiviral activity of ANA598, the company's hepatitis C drug. Unrewarding timing in our positioning in cancer drug maker Dendreon further dampened results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Biotechnology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	17.3	20.5
Gilead Sciences, Inc.	8.0	4.6
Alexion Pharmaceuticals, Inc.	6.3	7.2
Cephalon, Inc.	4.8	3.5
Acorda Therapeutics, Inc.	4.6	3.3
Vertex Pharmaceuticals, Inc.	4.6	4.9
Genzyme Corp.	4.3	5.2
Biogen Idec, Inc.	4.3	9.5
United Therapeutics Corp.	4.2	5.0
BioMarin Pharmaceutical, Inc.	3.8	2.3
	62.2
Top Industries (% of fund's net assets)
As of February 28, 2010
Biotechnology	91.9%
Pharmaceuticals	7.3%
Health Care Equipment & Supplies	0.4%
All Others*	0.4%

As of August 31, 2009
Biotechnology	93.1%
Pharmaceuticals	6.5%
Health Care Equipment & Supplies	0.4%
Life Sciences Tools & Services	0.3%
All Others*†	(0.3)%

* Includes short-term investments and net other assets.
† Short-term investments and net other assets are not included in the pie chart.

Annual Report

Biotechnology Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
BIOTECHNOLOGY - 91.3%
Biotechnology - 91.3%
Abraxis BioScience, Inc. (a)	48,691	$ 1,575,154
Acadia Pharmaceuticals, Inc. (a)	324,088	424,555
Acorda Therapeutics, Inc. (a)	1,636,584	49,392,105
Affymax, Inc. (a)	159,496	2,982,575
Alexion Pharmaceuticals, Inc. (a)	1,355,630	67,130,798
Alkermes, Inc. (a)	741,458	8,497,109
Allos Therapeutics, Inc. (a)(c)	2,684,000	20,881,520
Alnylam Pharmaceuticals, Inc. (a)(c)	273,302	4,760,921
AMAG Pharmaceuticals, Inc. (a)	305,976	11,685,223
Amgen, Inc. (a)	3,261,176	184,615,174
Amylin Pharmaceuticals, Inc. (a)(c)	728,216	13,763,282
Antigenics, Inc. (a)(c)	1,014,400	781,088
Antigenics, Inc. warrants 1/9/18 (a)(f)	1,548,000	998,760
Arena Pharmaceuticals, Inc. (a)(c)	417,180	1,268,227
ARIAD Pharmaceuticals, Inc. (a)	445,400	1,131,316
Biogen Idec, Inc. (a)	840,087	46,213,186
BioMarin Pharmaceutical, Inc. (a)(c)	2,056,838	41,136,760
Celera Corp. (a)	371,256	2,223,823
Celgene Corp. (a)	346,427	20,619,335
Cephalon, Inc. (a)(c)	752,961	51,705,832
Cepheid, Inc. (a)	72,100	1,088,710
Clinical Data, Inc. (a)(c)	402,937	7,325,395
Cubist Pharmaceuticals, Inc. (a)	52,908	1,113,184
Dendreon Corp. (a)(c)	1,215,600	37,963,188
Enzon Pharmaceuticals, Inc. (a)(c)	221,900	2,061,451
Exelixis, Inc. (a)	699,300	4,524,471
Facet Biotech Corp. (a)	189,940	3,113,117
Genomic Health, Inc. (a)(c)	40,000	716,000
Genzyme Corp. (a)	812,165	46,455,838
Gilead Sciences, Inc. (a)	1,788,823	85,165,863
Halozyme Therapeutics, Inc. (a)	170,090	930,392
Human Genome Sciences, Inc. (a)(c)	1,092,859	30,763,981
ImmunoGen, Inc. (a)	67,900	448,819
Incyte Corp. (a)(c)	1,309,723	13,961,647
InterMune, Inc. (c)	472,333	6,489,855
Ironwood Pharmaceuticals, Inc. Class A	115,700	1,504,100
Isis Pharmaceuticals, Inc. (a)	583,810	5,160,880
Lexicon Pharmaceuticals, Inc. (a)	3,212,175	5,749,793
Ligand Pharmaceuticals, Inc. Class B (a)	454,200	799,392
MannKind Corp. (a)(c)	267,700	2,674,323
Martek Biosciences (a)(c)	45,200	896,316
Medivation, Inc. (a)(c)	335,866	12,094,535
Micromet, Inc. (a)(c)	177,502	1,320,615
Momenta Pharmaceuticals, Inc. (a)(c)	509,785	7,463,252
Myriad Genetics, Inc. (a)	373,835	8,598,205
Myriad Pharmaceuticals, Inc. (a)	6,579	31,645
ONYX Pharmaceuticals, Inc. (a)	306,252	8,501,556
OSI Pharmaceuticals, Inc. (a)	402,597	14,904,141
PDL BioPharma, Inc. (c)	295,312	2,067,184
Pharmasset, Inc. (a)	166,658	3,534,816

	Shares	Value
Progenics Pharmaceuticals, Inc. (a)	102,400	$ 445,440
Regeneron Pharmaceuticals, Inc. (a)	418,199	10,229,148
Rigel Pharmaceuticals, Inc. (a)	503,653	3,802,580
Sangamo Biosciences, Inc. (a)(c)	147,302	737,983
Savient Pharmaceuticals, Inc. (a)(c)	368,587	4,968,553
Seattle Genetics, Inc. (a)	652,912	6,659,702
Targacept, Inc. (a)	202,316	3,835,911
Theratechnologies, Inc. (a)	211,200	963,421
United Therapeutics Corp. (a)	785,468	45,093,718
Vertex Pharmaceuticals, Inc. (a)	1,208,004	49,057,042
Zymogenetics, Inc. (a)	154,305	823,989
		975,826,894
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Health Care Equipment - 0.1%
Alsius Corp. (a)	314,300	12,886
Aradigm Corp. (a)	509,900	71,386
Delcath Systems, Inc. (a)(c)	228,100	1,213,492
		1,297,764
Health Care Supplies - 0.3%
Quidel Corp. (a)	229,335	2,995,115
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		4,292,879
PHARMACEUTICALS - 7.3%
Pharmaceuticals - 7.3%
Adolor Corp. (a)	541,294	828,180
Akorn, Inc. (a)(c)	753,927	1,145,969
Alexza Pharmaceuticals, Inc. (a)(c)	153,744	401,272
Auxilium Pharmaceuticals, Inc. (a)(c)	1,073,004	32,404,721
Biodel, Inc. (a)(c)(d)	1,967,348	7,849,719
Cadence Pharmaceuticals, Inc. (a)	250,400	2,148,432
Elan Corp. PLC sponsored ADR (a)	1,601,900	10,989,034
Inspire Pharmaceuticals, Inc. (a)	31,300	193,434
Jazz Pharmaceuticals, Inc. (a)(c)	104,165	1,018,734
Optimer Pharmaceuticals, Inc. (a)(c)	768,962	9,189,096
ViroPharma, Inc. (a)	840,112	10,467,796
XenoPort, Inc. (a)	194,700	1,557,600
		78,193,987
TOTAL COMMON STOCKS (Cost $1,092,922,901)		1,058,313,760
Convertible Preferred Stocks - 0.3%

BIOTECHNOLOGY - 0.3%
Biotechnology - 0.3%
Xenon Pharmaceuticals, Inc. Series E (a)(f) (Cost $6,724,138)	981,626	3,416,058
Convertible Bonds - 0.3%
	Principal Amount	Value
BIOTECHNOLOGY - 0.3%
Biotechnology - 0.3%
OSI Pharmaceuticals, Inc. 3.25% 9/8/23 (Cost $2,208,542)	$ 2,670,000	$ 2,523,150
Money Market Funds - 14.3%
	Shares
Fidelity Cash Central Fund, 0.16% (e)	10,092,642	10,092,642
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	142,359,365	142,359,365
TOTAL MONEY MARKET FUNDS (Cost $152,452,007)		152,452,007
TOTAL INVESTMENT PORTFOLIO - 113.9% (Cost $1,254,307,588)		1,216,704,975
NET OTHER ASSETS - (13.9)%		(148,048,528)
NET ASSETS - 100%		$ 1,068,656,447
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,414,818 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/18	1/9/08	$ 1,930,622
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 37,921
Fidelity Securities Lending Cash Central Fund	984,705
Total	$ 1,022,626
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Anadys Pharmaceuticals, Inc.	$ 9,115,593	$ -	$ 3,462,392	$ -	$ -
Biodel, Inc.	8,698,655	-	1,753,251	-	7,849,719
Total	$ 17,814,248	$ -	$ 5,215,643	$ -	$ 7,849,719
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,058,313,760	$ 1,057,302,114	$ 998,760	$ 12,886
Convertible Preferred Stocks	3,416,058	-	-	3,416,058
Convertible Bonds	2,523,150	-	2,523,150	-
Money Market Funds	152,452,007	152,452,007	-	-
Total Investments in Securities:	$ 1,216,704,975	$ 1,209,754,121	$ 3,521,910	$ 3,428,944
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,416,058
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	53,745
Cost of Purchases	-
Proceeds of Sales	(94,290)
Amortization/Accretion	-
Transfers in/out of Level 3	53,431
Ending Balance	$ 3,428,944
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ 53,745

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $250,129,788 of which $184,768,719 and $65,361,069 will expire on February 28, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2011 approximately $13,432,739 of losses recognized during the period November 1, 2009 to February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $139,212,627) - See accompanying schedule: Unaffiliated issuers (cost $1,070,204,523)	$ 1,056,403,249
Fidelity Central Funds (cost $152,452,007)	152,452,007
Other affiliated issuers (cost $31,651,058)	7,849,719
Total Investments (cost $1,254,307,588)		$ 1,216,704,975
Cash		235,985
Receivable for investments sold		2,887,030
Receivable for fund shares sold		2,223,775
Interest receivable		41,459
Distributions receivable from Fidelity Central Funds		104,101
Prepaid expenses		3,649
Other receivables		2,539
Total assets		1,222,203,513

Liabilities
Payable for investments purchased	$ 9,648,247
Payable for fund shares redeemed	745,403
Accrued management fee	493,858
Other affiliated payables	265,390
Other payables and accrued expenses	34,803
Collateral on securities loaned, at value	142,359,365
Total liabilities		153,547,066

Net Assets		$ 1,068,656,447
Net Assets consist of:
Paid in capital		$ 1,386,323,016
Undistributed net investment income		15,003
Accumulated undistributed net realized gain (loss) on investments		(280,078,589)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(37,602,983)
Net Assets, for 15,754,623 shares outstanding		$ 1,068,656,447
Net Asset Value, offering price and redemption price per share ($1,068,656,447 ÷ 15,754,623 shares)		$ 67.83

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 302,513
Special dividends		1,554,772
Interest		73,600
Income from Fidelity Central Funds (including $984,705 from security lending)		1,022,626
Total income		2,953,511

Expenses
Management fee	$ 6,076,963
Transfer agent fees	3,231,435
Accounting and security lending fees	430,394
Custodian fees and expenses	34,388
Independent trustees' compensation	7,986
Registration fees	39,040
Audit	39,475
Legal	9,095
Interest	4,173
Miscellaneous	21,754
Total expenses before reductions	9,894,703
Expense reductions	(35,266)	9,859,437
Net investment income (loss)		(6,905,926)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,319,356
Other affiliated issuers	(2,641,227)
Capital gain distributions from Fidelity Central Funds	6,197
Total net realized gain (loss)		41,684,326
Change in net unrealized appreciation (depreciation) on: Investment securities	197,662,841
Assets and liabilities in foreign currencies	(370)
Total change in net unrealized appreciation (depreciation)		197,662,471
Net gain (loss)		239,346,797
Net increase (decrease) in net assets resulting from operations		$ 232,440,871

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,905,926)	$ (7,296,969)
Net realized gain (loss)	41,684,326	(26,399,620)
Change in net unrealized appreciation (depreciation)	197,662,471	(180,443,840)
Net increase (decrease) in net assets resulting from operations	232,440,871	(214,140,429)
Share transactions Proceeds from sales of shares	133,358,248	678,692,957
Cost of shares redeemed	(449,320,941)	(400,563,233)
Net increase (decrease) in net assets resulting from share transactions	(315,962,693)	278,129,724
Redemption fees	40,874	144,635
Total increase (decrease) in net assets	(83,480,948)	64,133,930

Net Assets
Beginning of period	1,152,137,395	1,088,003,465
End of period (including undistributed net investment income of $15,003 and accumulated net investment loss of $686, respectively)	$ 1,068,656,447	$ 1,152,137,395
Other Information Shares
Sold	2,188,551	10,174,385
Redeemed	(7,528,675)	(6,463,153)
Net increase (decrease)	(5,340,124)	3,711,232

Financial Highlights

Years ended February 28,	2010	2009	2008 I	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 54.62	$ 62.59	$ 63.89	$ 68.06	$ 49.04
Income from Investment Operations
Net investment income (loss) C	(.39) F	(.38) G	(.53)	(.47)	(.48)
Net realized and unrealized gain (loss)	13.60	(7.60)	(.77)	(3.71)	19.49
Total from investment operations	13.21	(7.98)	(1.30)	(4.18)	19.01
Redemption fees added to paid in capital C	- J	.01	- J	.01	.01
Net asset value, end of period	$ 67.83	$ 54.62	$ 62.59	$ 63.89	$ 68.06
Total Return A,B	24.19%	(12.73)%	(2.03)%	(6.13)%	38.78%
Ratios to Average Net Assets D,H
Expenses before reductions	.91%	.89%	.89%	.93%	.97%
Expenses net of fee waivers, if any	.91%	.89%	.89%	.93%	.97%
Expenses net of all reductions	.91%	.89%	.89%	.92%	.93%
Net investment income (loss)	(.64)% F	(.61)% G	(.79)%	(.75)%	(.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,068,656	$ 1,152,137	$ 1,088,003	$ 1,369,309	$ 1,811,492
Portfolio turnover rate E	109%	55%	143%	70%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects special dividends which amounted to $.09 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.78)%. G Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	48.65%	4.90%	3.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Edward Yoon, Portfolio Manager of Select Health Care Portfolio: For the 12 months ending February 28, 2010, the fund returned 48.65%, underperforming the S&P 500® but outperforming the 41.77% return of the MSCI® U.S. IM Health Care 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Performance was helped by good stock picking in pharmaceuticals, health care services, health care supplies, managed health care, biotechnology and health care distributors. Overweightings in the health care services and life science tools/services groups also helped. Conversely, a slight underweighting in managed health care hurt. Underweightings in large-cap drug stocks Johnson & Johnson and Abbott Laboratories contributed, as did an overweighting in pharmacy benefit manager Express Scripts. We sold our position in Johnson & Johnson by period end. Investments in Covidien, which makes devices used in general surgery; Brazil's Profarma Distribuidora de Produtos Farmaceuticos, an out-of-benchmark holding; and Cigna, a managed health care stock, also boosted performance. On the other hand, we did not own index component Intuitive Surgical, maker of the da Vinci robotic surgery system, and did not participate in the stock's rally. Overweightings in Illumina, which develops genetic analysis technology, and Myriad Genetics, which makes a genetic test for breast cancer, hurt when these stocks underperformed. Monsanto, a fertilizers/agricultural chemicals company that is not part of the benchmark, detracted as well. We owned the stock based on our view that the company's genetically modified seeds would continue to play an important role in feeding the world, but the shares lost value when corn prices fell. The fund's modest cash position also reduced relative performance in a rapidly rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Health Care Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	7.1	8.0
Medco Health Solutions, Inc.	5.3	4.8
Covidien PLC	5.3	5.1
Express Scripts, Inc.	5.0	3.6
Merck & Co., Inc.	4.0	4.8
Illumina, Inc.	3.4	2.8
C. R. Bard, Inc.	3.2	2.7
Biogen Idec, Inc.	3.2	2.8
Allergan, Inc.	3.2	5.1
WellPoint, Inc.	2.3	0.6
	42.0
Top Industries (% of fund's net assets)
As of February 28, 2010
Pharmaceuticals	22.5%
Health Care Providers & Services	22.5%
Health Care Equipment & Supplies	19.4%
Biotechnology	15.1%
Life Sciences Tools & Services	11.3%
All Others*	9.2%

As of August 31, 2009
Pharmaceuticals	26.8%
Health Care Equipment & Supplies	22.4%
Health Care Providers & Services	20.4%
Biotechnology	14.5%
Life Sciences Tools & Services	9.5%
All Others*	6.4%

* Includes short-term investments and net other assets.

Annual Report

Health Care Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
BIOTECHNOLOGY - 15.1%
Biotechnology - 15.1%
Acorda Therapeutics, Inc. (a)	275,000	$ 8,299,500
Affymax, Inc. (a)	150,000	2,805,000
Alexion Pharmaceuticals, Inc. (a)	380,000	18,817,600
Alnylam Pharmaceuticals, Inc. (a)	181,200	3,156,504
Amgen, Inc. (a)	550,000	31,135,500
ARIAD Pharmaceuticals, Inc. (a)(c)	1,500,000	3,810,000
Biogen Idec, Inc. (a)	1,000,000	55,010,000
BioMarin Pharmaceutical, Inc. (a)	1,000,000	20,000,000
Cephalon, Inc. (a)	200,000	13,734,000
Dendreon Corp. (a)	141,500	4,419,045
Genzyme Corp. (a)	100,000	5,720,000
Gilead Sciences, Inc. (a)	200,000	9,522,000
Human Genome Sciences, Inc. (a)	185,700	5,227,455
Incyte Corp. (a)(c)	1,250,000	13,325,000
Ironwood Pharmaceuticals, Inc. Class A	207,800	2,701,400
Medivation, Inc. (a)	80,000	2,880,800
Micromet, Inc. (a)(c)	224,297	1,668,770
Myriad Genetics, Inc. (a)	400,000	9,200,000
OSI Pharmaceuticals, Inc. (a)	230,000	8,514,600
PDL BioPharma, Inc.	1,250,000	8,750,000
Protalix BioTherapeutics, Inc. (a)(c)	650,000	4,394,000
Seattle Genetics, Inc. (a)	344,100	3,509,820
Targacept, Inc. (a)	300,000	5,688,000
Theravance, Inc. (a)	200,000	2,178,000
United Therapeutics Corp. (a)	300,000	17,223,000
		261,689,994
CHEMICALS - 1.0%
Fertilizers & Agricultural Chemicals - 1.0%
Monsanto Co.	250,000	17,662,500
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
Carriage Services, Inc. (a)(d)	926,904	3,744,692
Stewart Enterprises, Inc. Class A	690,000	3,381,000
		7,125,692
ELECTRONIC EQUIPMENT & COMPONENTS - 1.6%
Electronic Equipment & Instruments - 1.6%
Agilent Technologies, Inc. (a)	900,000	28,314,000
FOOD & STAPLES RETAILING - 1.5%
Drug Retail - 1.5%
Walgreen Co.	750,000	26,430,000
HEALTH CARE EQUIPMENT & SUPPLIES - 19.4%
Health Care Equipment - 17.0%
ArthroCare Corp. (a)	300,000	7,971,000
Baxter International, Inc.	200,000	11,386,000
C. R. Bard, Inc.	660,000	55,294,800

	Shares	Value
CareFusion Corp. (a)	730,000	$ 18,425,200
Conceptus, Inc. (a)	300,000	5,889,000
Covidien PLC	1,850,000	90,872,000
Edwards Lifesciences Corp. (a)	300,000	27,549,000
ev3, Inc. (a)	720,500	10,483,275
HeartWare International, Inc. (a)	104,658	4,033,519
HeartWare International, Inc. CDI unit (a)	2,478,621	2,775,436
Micrus Endovascular Corp. (a)	600,000	12,138,000
Nobel Biocare Holding AG (Switzerland)	385,000	9,789,836
NuVasive, Inc. (a)(c)	261,900	10,462,905
Orthofix International NV (a)	185,459	6,322,297
Orthovita, Inc. (a)	2,000,000	7,680,000
Osmetech PLC (a)	50,774,143	1,494,508
William Demant Holding AS (a)	60,000	4,280,853
Wright Medical Group, Inc. (a)	400,000	6,740,000
		293,587,629
Health Care Supplies - 2.4%
AGA Medical Holdings, Inc.	180,000	2,412,000
Cooper Companies, Inc.	500,000	20,030,000
InfuSystems Holdings, Inc. (a)	713,200	1,711,680
InfuSystems Holdings, Inc. warrants 4/11/11 (a)	131,400	11,169
Inverness Medical Innovations, Inc. (a)	300,000	11,706,000
RTI Biologics, Inc. (a)	1,395,305	5,232,394
		41,103,243
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		334,690,872
HEALTH CARE PROVIDERS & SERVICES - 22.5%
Health Care Distributors & Services - 2.2%
Henry Schein, Inc. (a)	480,000	27,278,400
Profarma Distribuidora de Produtos Farmaceuticos SA	608,900	6,064,909
Sinopharm Group Co. Ltd. Class H	800,000	3,602,072
		36,945,381
Health Care Facilities - 1.7%
Emeritus Corp. (a)	350,000	6,139,000
Hanger Orthopedic Group, Inc. (a)	570,000	10,630,500
Sunrise Senior Living, Inc. (a)(c)	1,200,000	4,716,000
Universal Health Services, Inc. Class B	270,000	8,375,400
		29,860,900
Health Care Services - 11.4%
Emergency Medical Services Corp. Class A (a)	100,000	5,206,000
Express Scripts, Inc. (a)	890,000	85,448,900
Health Grades, Inc. (a)	1,000,000	5,350,000
LHC Group, Inc. (a)	160,000	4,816,000
Medco Health Solutions, Inc. (a)	1,450,000	91,698,000
RehabCare Group, Inc. (a)	150,000	4,176,000
		196,694,900
Managed Health Care - 7.2%
Aetna, Inc.	640,000	19,193,600
CIGNA Corp.	1,000,000	34,260,000
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
Health Net, Inc. (a)	375,000	$ 8,658,750
UnitedHealth Group, Inc.	650,000	22,009,000
WellPoint, Inc. (a)	650,000	40,215,500
		124,336,850
TOTAL HEALTH CARE PROVIDERS & SERVICES		387,838,031
HEALTH CARE TECHNOLOGY - 3.0%
Health Care Technology - 3.0%
Allscripts-Misys Healthcare Solutions, Inc. (a)	850,000	15,206,500
Cerner Corp. (a)	350,000	29,032,500
Computer Programs & Systems, Inc.	116,600	4,190,604
Phase Forward, Inc. (a)	300,000	3,579,000
		52,008,604
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
WebMD Health Corp. (a)	168,668	7,266,217
LIFE SCIENCES TOOLS & SERVICES - 11.3%
Life Sciences Tools & Services - 11.3%
Covance, Inc. (a)(c)	700,000	39,634,000
ICON PLC sponsored ADR (a)	400,000	9,420,000
Illumina, Inc. (a)(c)	1,607,200	58,373,504
Life Technologies Corp. (a)	400,000	20,304,000
PAREXEL International Corp. (a)	600,000	12,090,000
PerkinElmer, Inc.	800,000	17,768,000
QIAGEN NV (a)(c)	1,700,000	37,077,000
		194,666,504
PHARMACEUTICALS - 22.5%
Pharmaceuticals - 22.5%
Abbott Laboratories	450,000	24,426,000
Allergan, Inc.	930,000	54,339,900
Ardea Biosciences, Inc. (a)(c)	440,000	6,265,600
Auxilium Pharmaceuticals, Inc. (a)	78,600	2,373,720
Cadence Pharmaceuticals, Inc. (a)(c)	600,000	5,148,000
Hikma Pharmaceuticals PLC	400,000	3,355,220

	Shares	Value
King Pharmaceuticals, Inc. (a)	1,700,000	$ 19,125,000
Merck & Co., Inc.	1,850,000	68,228,000
Optimer Pharmaceuticals, Inc. (a)(c)	350,000	4,182,500
Pfizer, Inc.	7,000,000	122,850,000
Piramal Healthcare Ltd.	287,326	2,479,398
Pronova BioPharma ASA (a)	1,378,500	4,151,898
Shire PLC sponsored ADR	460,000	29,679,200
Teva Pharmaceutical Industries Ltd. sponsored ADR	340,000	20,403,400
Valeant Pharmaceuticals International (a)	200,000	7,444,000
ViroPharma, Inc. (a)	1,100,000	13,706,000
		388,157,836
TOTAL COMMON STOCKS (Cost $1,430,510,114)		1,705,850,250
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 0.16% (e)	12,969,277	12,969,277
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	116,055,014	116,055,014
TOTAL MONEY MARKET FUNDS (Cost $129,024,291)		129,024,291
TOTAL INVESTMENT PORTFOLIO - 106.2% (Cost $1,559,534,405)		1,834,874,541
NET OTHER ASSETS - (6.2)%		(107,132,077)
NET ASSETS - 100%		$ 1,727,742,464
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 60,622
Fidelity Securities Lending Cash Central Fund	118,871
Total	$ 179,493
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carriage Services, Inc.	$ 2,335,450	$ 30,391	$ 76,951	$ -	$ 3,744,692
InfuSystems Holdings, Inc.	2,706,550	-	1,646,743	-	-
Total	$ 5,042,000	$ 30,391	$ 1,723,694	$ -	$ 3,744,692
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,444
Total Realized Gain (Loss)	(33,083)
Total Unrealized Gain (Loss)	31,639
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.0%
Ireland	5.8%
Netherlands	2.2%
Bailiwick of Jersey	1.7%
Israel	1.2%
Others (individually less than 1%)	2.1%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $146,767,055 of which $134,642,451 and $12,124,604 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $115,097,254) - See accompanying schedule: Unaffiliated issuers (cost $1,425,175,669)	$ 1,702,105,558
Fidelity Central Funds (cost $129,024,291)	129,024,291
Other affiliated issuers (cost $5,334,445)	3,744,692
Total Investments (cost $1,559,534,405)		$ 1,834,874,541
Receivable for investments sold		15,081,966
Receivable for fund shares sold		3,717,530
Dividends receivable		1,609,567
Distributions receivable from Fidelity Central Funds		26,657
Prepaid expenses		4,835
Other receivables		209,869
Total assets		1,855,524,965

Liabilities
Payable for investments purchased	$ 9,122,427
Payable for fund shares redeemed	1,372,261
Accrued management fee	786,390
Other affiliated payables	365,614
Other payables and accrued expenses	80,795
Collateral on securities loaned, at value	116,055,014
Total liabilities		127,782,501

Net Assets		$ 1,727,742,464
Net Assets consist of:
Paid in capital		$ 1,616,612,683
Distributions in excess of net investment income		(31,404)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(164,160,807)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		275,321,992
Net Assets, for 15,826,604 shares outstanding		$ 1,727,742,464
Net Asset Value, offering price and redemption price per share ($1,727,742,464 ÷ 15,826,604 shares)		$ 109.17

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 13,279,670
Interest		306,136
Income from Fidelity Central Funds (including $118,871 from security lending)		179,493
Total income		13,765,299

Expenses
Management fee	$ 8,223,197
Transfer agent fees	3,894,731
Accounting and security lending fees	517,285
Custodian fees and expenses	88,168
Independent trustees' compensation	9,997
Appreciation in deferred trustee compensation account	261
Registration fees	39,509
Audit	55,487
Legal	8,163
Miscellaneous	27,358
Total expenses before reductions	12,864,156
Expense reductions	(102,821)	12,761,335
Net investment income (loss)		1,003,964
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	169,051,237
Other affiliated issuers	(2,645,049)
Capital gain distributions from Fidelity Central Funds	1,405
Foreign currency transactions	90,145
Total net realized gain (loss)		166,497,738
Change in net unrealized appreciation (depreciation) on: Investment securities	388,919,050
Assets and liabilities in foreign currencies	58,575
Total change in net unrealized appreciation (depreciation)		388,977,625
Net gain (loss)		555,475,363
Net increase (decrease) in net assets resulting from operations		$ 556,479,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,003,964	$ 7,051,983
Net realized gain (loss)	166,497,738	(324,474,517)
Change in net unrealized appreciation (depreciation)	388,977,625	(279,609,070)
Net increase (decrease) in net assets resulting from operations	556,479,327	(597,031,604)
Distributions to shareholders from net investment income	(3,816,801)	(6,124,045)
Distributions to shareholders from net realized gain	(76,430)	(77,726,943)
Total distributions	(3,893,231)	(83,850,988)
Share transactions Proceeds from sales of shares	274,942,512	251,717,005
Reinvestment of distributions	3,676,939	79,184,139
Cost of shares redeemed	(294,634,876)	(407,072,802)
Net increase (decrease) in net assets resulting from share transactions	(16,015,425)	(76,171,658)
Redemption fees	29,014	50,497
Total increase (decrease) in net assets	536,599,685	(757,003,753)

Net Assets
Beginning of period	1,191,142,779	1,948,146,532
End of period (including distributions in excess of net investment income of $31,404 and undistributed net investment income of $2,778,486, respectively)	$ 1,727,742,464	$ 1,191,142,779
Other Information Shares
Sold	2,790,134	2,656,352
Issued in reinvestment of distributions	42,377	777,486
Redeemed	(3,179,440)	(4,313,844)
Net increase (decrease)	(346,929)	(880,006)

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 73.65	$ 114.24	$ 126.78	$ 139.09	$ 127.07
Income from Investment Operations
Net investment income (loss) C	.06	.42	.39 F	.39	(.17)
Net realized and unrealized gain (loss)	35.71	(35.98)	1.63	4.49	25.97
Total from investment operations	35.77	(35.56)	2.02	4.88	25.80
Distributions from net investment income	(.25)	(.37)	(.39)	(.20)	(.04)
Distributions from net realized gain	(.01)	(4.66)	(14.17)	(16.99)	(13.75)
Total distributions	(.25) J	(5.03)	(14.56)	(17.19)	(13.79)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 109.17	$ 73.65	$ 114.24	$ 126.78	$ 139.09
Total Return A,B	48.65%	(32.34)%	.72%	4.13%	20.42%
Ratios to Average Net Assets D,G
Expenses before reductions	.88%	.86%	.85%	.88%	.91%
Expenses net of fee waivers, if any	.88%	.86%	.85%	.88%	.91%
Expenses net of all reductions	.87%	.86%	.84%	.87%	.87%
Net investment income (loss)	.07%	.44%	.30% F	.31%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,727,742	$ 1,191,143	$ 1,948,147	$ 2,073,783	$ 2,380,323
Portfolio turnover rate E	116%	173%	120%	91%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.25 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Medical Delivery Portfolio	73.83%	3.89%	13.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Delivery Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Delivery Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Andrew Hatem, Portfolio Manager of Select Medical Delivery Portfolio: For the year ending February 28, 2010, the fund returned 73.83%, outperforming the S&P 500 and the 60.55% return of the MSCI® U.S. IM Health Care Providers & Services 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, the fund benefited from strong security selection in the health care services, health care facilities and managed health care groups, and from stock picks and an underweighting in health care distributors. On the down side, the fund's relative return was dampened somewhat by a small cash position and the poor performance of an out-of-benchmark holding in life science tools and services. Contributors to performance included ambulance operator Rural/Metro; hospital firms Tenet Healthcare and Health Management Associates; health insurer Cigna; underweighting two index constituents that underperformed - health care service provider Quest Diagnostics and heath care distributor Cardinal Health - and not owning index component and health care service provider Omnicare, which lagged significantly. Among the detractors were life science tools and services firm Sequenom, underweighting managed health care firm Coventry Health Care, funeral services firm Carriage Services, pharmacy benefit manager Medco Health Solutions and biotechnology company Myriad Genetics. Some of the stocks mentioned in this report were not part of the MSCI benchmark and/or were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Delivery Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	14.3	12.0
Medco Health Solutions, Inc.	11.3	12.6
Express Scripts, Inc.	9.7	9.0
WellPoint, Inc.	8.6	8.6
Aetna, Inc.	6.2	7.4
CIGNA Corp.	4.3	4.7
McKesson Corp.	4.3	4.8
Humana, Inc.	4.2	4.7
AmerisourceBergen Corp.	3.7	2.8
Health Net, Inc.	3.5	1.8
	70.1
Top Industries (% of fund's net assets)
As of February 28, 2010
Health Care Providers & Services	88.2%
Life Sciences Tools & Services	2.6%
Food & Staples Retailing	2.5%
Health Care Technology	2.5%
Health Care Equipment & Supplies	1.1%
All Others*	3.1%

As of August 31, 2009
Health Care Providers & Services	89.5%
Food & Staples Retailing	2.2%
Health Care Equipment & Supplies	1.8%
Life Sciences Tools & Services	1.8%
Biotechnology	0.4%
All Others*	4.3%

* Includes short-term investments and net other assets.

Annual Report

Medical Delivery Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
BIOTECHNOLOGY - 0.3%
Biotechnology - 0.3%
Myriad Genetics, Inc. (a)	60,000	$ 1,380,000
ELECTRONIC EQUIPMENT & COMPONENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	39,500	1,242,670
FOOD & STAPLES RETAILING - 2.5%
Drug Retail - 2.5%
CVS Caremark Corp.	56,983	1,923,176
Rite Aid Corp. (a)(d)	3,025,900	4,599,368
Walgreen Co.	153,200	5,398,768
		11,921,312
HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
Health Care Equipment - 1.1%
CareFusion Corp. (a)	212,200	5,355,928
Natus Medical, Inc. (a)	1,000	13,480
		5,369,408
HEALTH CARE PROVIDERS & SERVICES - 87.6%
Health Care Distributors & Services - 8.8%
AmerisourceBergen Corp.	618,500	17,342,740
Cardinal Health, Inc.	56,300	1,912,511
Henry Schein, Inc. (a)	34,600	1,966,318
McKesson Corp.	333,700	19,738,355
		40,959,924
Health Care Facilities - 8.3%
Brookdale Senior Living, Inc. (a)(d)	334,000	6,005,320
Community Health Systems, Inc. (a)	207,100	7,097,317
Emeritus Corp. (a)(d)	158,124	2,773,495
Hanger Orthopedic Group, Inc. (a)	145,000	2,704,250
LifePoint Hospitals, Inc. (a)	45,000	1,372,500
Sunrise Senior Living, Inc. (a)	1,125,152	4,421,847
Tenet Healthcare Corp. (a)	1,564,300	8,243,861
Universal Health Services, Inc. Class B	190,200	5,900,004
		38,518,594
Health Care Services - 27.3%
Catalyst Health Solutions, Inc. (a)	115,400	4,349,426
Emergency Medical Services Corp. Class A (a)	100,400	5,226,824
Express Scripts, Inc. (a)	470,700	45,191,907
Health Grades, Inc. (a)	490,869	2,626,149
IPC The Hospitalist Co., Inc. (a)	35,000	1,157,100

	Shares	Value
Laboratory Corp. of America Holdings (a)	14,800	$ 1,084,988
Lincare Holdings, Inc. (a)	81,900	3,289,104
Medco Health Solutions, Inc. (a)	832,741	52,662,541
Quest Diagnostics, Inc.	12,500	709,375
RehabCare Group, Inc. (a)	19,800	551,232
Rural/Metro Corp. (a)	544,450	3,228,589
Team Health Holdings, Inc.	493,400	7,154,300
		127,231,535
Managed Health Care - 43.2%
Aetna, Inc.	968,156	29,034,998
CIGNA Corp.	586,000	20,076,360
Coventry Health Care, Inc. (a)	110,900	2,570,662
Health Net, Inc. (a)	704,700	16,271,523
Humana, Inc. (a)	411,172	19,460,771
Molina Healthcare, Inc. (a)	36,000	769,680
Triple-S Management Corp. (a)	141,100	2,445,263
UnitedHealth Group, Inc.	1,969,697	66,693,941
Universal American Financial Corp. (a)	292,096	4,209,103
WellPoint, Inc. (a)	647,300	40,048,451
		201,580,752
TOTAL HEALTH CARE PROVIDERS & SERVICES		408,290,805
HEALTH CARE TECHNOLOGY - 2.5%
Health Care Technology - 2.5%
Cerner Corp. (a)	74,200	6,154,890
SXC Health Solutions Corp. (a)	110,300	5,530,461
		11,685,351
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
WebMD Health Corp. (a)	8,400	361,872
LIFE SCIENCES TOOLS & SERVICES - 2.6%
Life Sciences Tools & Services - 2.6%
Illumina, Inc. (a)	109,400	3,973,408
Life Technologies Corp. (a)	65,900	3,345,084
Medtox Scientific, Inc. (a)	177,800	1,621,536
QIAGEN NV (a)	86,200	1,880,022
Thermo Fisher Scientific, Inc. (a)	24,800	1,209,496
		12,029,546
TOTAL COMMON STOCKS (Cost $357,227,196)		452,280,964
Nonconvertible Bonds - 0.6%
Principal Amount
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Health Care Services - 0.6%
Rural/Metro Corp. 0% 3/15/16 (c) (Cost $2,776,123)	$ 2,790,000	$ 2,915,550
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (e)	13,503,847	$ 13,503,847
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	3,105,675	3,105,675
TOTAL MONEY MARKET FUNDS (Cost $16,609,522)		16,609,522
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $376,612,841)		471,806,036
NET OTHER ASSETS - (1.2)%		(5,696,503)
NET ASSETS - 100%		$ 466,109,533
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Security or a portion of the security is on loan at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,941
Fidelity Securities Lending Cash Central Fund	21,647
Total	$ 41,588
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Rural/Metro Corp.	$ 2,642,490	$ -	$ 4,406,528	$ -	$ -
Total	$ 2,642,490	$ -	$ 4,406,528	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 452,280,964	$ 452,280,964	$ -	$ -
Nonconvertible Bonds	2,915,550	-	2,915,550	-
Money Market Funds	16,609,522	16,609,522	-	-
Total Investments in Securities:	$ 471,806,036	$ 468,890,486	$ 2,915,550	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,601
Total Realized Gain (Loss)	(59,599)
Total Unrealized Gain (Loss)	56,998
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $79,362,962 of which $28,045,847 and $51,317,115 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $2,854,230) - See accompanying schedule: Unaffiliated issuers (cost $360,003,319)	$ 455,196,514
Fidelity Central Funds (cost $16,609,522)	16,609,522
Total Investments (cost $376,612,841)		$ 471,806,036
Cash		25,308
Receivable for fund shares sold		374,645
Dividends receivable		120,897
Distributions receivable from Fidelity Central Funds		3,836
Prepaid expenses		1,081
Other receivables		6,940
Total assets		472,338,743

Liabilities
Payable for investments purchased	$ 2,101,381
Payable for fund shares redeemed	653,860
Accrued management fee	215,842
Other affiliated payables	123,017
Other payables and accrued expenses	29,435
Collateral on securities loaned, at value	3,105,675
Total liabilities		6,229,210

Net Assets		$ 466,109,533
Net Assets consist of:
Paid in capital		$ 457,701,724
Accumulated net investment loss		(221)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,785,041)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		95,193,071
Net Assets, for 10,503,333 shares outstanding		$ 466,109,533
Net Asset Value, offering price and redemption price per share ($466,109,533 ÷ 10,503,333 shares)		$ 44.38

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 611,603
Interest		323,277
Income from Fidelity Central Funds (including $21,647 from security lending)		41,588
Total income		976,468

Expenses
Management fee	$ 1,927,195
Transfer agent fees	1,111,583
Accounting and security lending fees	135,024
Custodian fees and expenses	14,567
Independent trustees' compensation	2,296
Registration fees	37,271
Audit	43,912
Legal	1,637
Interest	452
Miscellaneous	5,926
Total expenses before reductions	3,279,863
Expense reductions	(11,066)	3,268,797
Net investment income (loss)		(2,292,329)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,557,621)
Other affiliated issuers	(6,015,417)
Foreign currency transactions	1,588
Total net realized gain (loss)		(15,571,450)
Change in net unrealized appreciation (depreciation) on: Investment securities	187,453,330
Assets and liabilities in foreign currencies	18,461
Total change in net unrealized appreciation (depreciation)		187,471,791
Net gain (loss		171,900,341
Net increase (decrease) in net assets resulting from operations		$ 169,608,012

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,292,329)	$ (1,827,266)
Net realized gain (loss)	(15,571,450)	(67,873,724)
Change in net unrealized appreciation (depreciation)	187,471,791	(136,913,379)
Net increase (decrease) in net assets resulting from operations	169,608,012	(206,614,369)
Distributions to shareholders from net investment income	-	(331,975)
Distributions to shareholders from net realized gain	-	(3,873,055)
Total distributions	-	(4,205,030)
Share transactions Proceeds from sales of shares	190,787,013	139,545,282
Reinvestment of distributions	-	4,037,578
Cost of shares redeemed	(157,818,031)	(209,790,018)
Net increase (decrease) in net assets resulting from share transactions	32,968,982	(66,207,158)
Redemption fees	29,133	32,689
Total increase (decrease) in net assets	202,606,127	(276,993,868)

Net Assets
Beginning of period	263,503,406	540,497,274
End of period (including accumulated net investment loss of $221 and accumulated net investment loss of $149, respectively)	$ 466,109,533	$ 263,503,406
Other Information Shares
Sold	4,746,289	4,123,547
Issued in reinvestment of distributions	-	103,874
Redeemed	(4,565,603)	(5,842,893)
Net increase (decrease	180,686	(1,615,472)

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.53	$ 45.27	$ 51.02	$ 54.98	$ 46.80
Income from Investment Operations
Net investment income (loss) C	(.24)	(.18)	.11 F	(.29)	(.31)
Net realized and unrealized gain (loss)	19.09	(19.18)	(1.69)	1.20	11.41
Total from investment operations	18.85	(19.36)	(1.58)	.91	11.10
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.35)	(4.17)	(4.88)	(2.94)
Total distributions	-	(.38)	(4.17)	(4.88)	(2.94)
Redemption fees added to paid in capital C	- I	- I	- I	.01	.02
Net asset value, end of period	$ 44.38	$ 25.53	$ 45.27	$ 51.02	$ 54.98
Total Return A,B	73.83%	(43.05)%	(4.00)%	2.23%	24.54%
Ratios to Average Net Assets D,G
Expenses before reductions	.96%	.94%	.92%	.95%	.95%
Expenses net of fee waivers, if any	.96%	.94%	.92%	.95%	.95%
Expenses net of all reductions	.96%	.94%	.91%	.94%	.91%
Net investment income (loss)	(.67)%	(.50)%	.22% F	(.58)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 466,110	$ 263,503	$ 540,497	$ 643,641	$ 1,469,861
Portfolio turnover rate E	50%	122%	113%	92%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.38 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio	45.84%	6.39%	10.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Equipment and Systems Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Edward Yoon, Portfolio Manager of Select Medical Equipment and Systems Portfolio: For the 12 months ending February 28, 2010, the fund returned 45.84%, underperforming the S&P 500 but outperforming the 44.34% return of the MSCI® U.S. IM Health Care Equipment & Supplies 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Stock picking in health care supplies, health care services and pharmaceuticals contributed versus the MSCI index, but the fund's modest cash position detracted during a period when share prices were rising rapidly. Micrus Endovascular, an out-of-benchmark holding, advanced on the strength of a new coil for treating aneurysms. Investments in surgical device maker Covidien and pharmacy benefits manager Express Scripts - another out-of-index position - also helped. Underweightings in Becton Dickinson (safety syringes) and Baxter International (blood-plasma proteins) contributed as well. We sold our position in Becton Dickinson by period end. An overweighting in contact lens maker Cooper Companies also added value. On the other hand, an underweighting in Intuitive Surgical, which makes the da Vinci robotic surgery system, hurt relative performance when the stock rallied. Underweightings in Zimmer Holdings (orthopedic implants) and Medtronic (cardiovascular devices) also hampered results when these stocks outperformed. A non-benchmark stake in biotechnology firm Illumina and an overweighting in medical device maker C. R. Bard detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Equipment and Systems Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Covidien PLC	11.9	12.1
Baxter International, Inc.	7.7	11.7
C. R. Bard, Inc.	6.4	5.6
Medtronic, Inc.	6.3	8.8
Stryker Corp.	3.7	0.0
St. Jude Medical, Inc.	3.6	4.1
Edwards Lifesciences Corp.	3.5	2.6
Hologic, Inc.	3.1	2.5
Illumina, Inc.	3.1	2.6
Express Scripts, Inc.	2.8	1.5
	52.1
Top Industries (% of fund's net assets)
As of February 28, 2010
Health Care Equipment & Supplies	75.5%
Life Sciences Tools & Services	9.3%
Health Care Providers & Services	7.5%
Health Care Technology	2.5%
Pharmaceuticals	2.0%
All Others*	3.2%

As of August 31, 2009
Health Care Equipment & Supplies	78.5%
Life Sciences Tools & Services	7.5%
Health Care Providers & Services	5.8%
Pharmaceuticals	4.3%
Electronic Equipment & Components	1.3%
All Others*	2.6%

* Includes short-term investments and net other assets.

Annual Report

Medical Equipment and Systems Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
BIOTECHNOLOGY - 0.5%
Biotechnology - 0.5%
PDL BioPharma, Inc. (c)	1,000,000	$ 7,000,000
ELECTRONIC EQUIPMENT & COMPONENTS - 1.7%
Electronic Equipment & Instruments - 1.7%
Agilent Technologies, Inc. (a)	750,000	23,595,000
HEALTH CARE EQUIPMENT & SUPPLIES - 75.5%
Health Care Equipment - 69.6%
Abiomed, Inc. (a)	380,000	3,841,800
American Medical Systems Holdings, Inc. (a)	130,000	2,355,600
Angiodynamics, Inc. (a)	500,000	8,130,000
ArthroCare Corp. (a)	430,000	11,425,100
Baxter International, Inc.	1,870,000	106,459,100
Beckman Coulter, Inc.	80,000	5,244,800
Boston Scientific Corp. (a)	1,200,000	9,288,000
C. R. Bard, Inc.	1,060,000	88,806,800
CareFusion Corp. (a)	1,350,000	34,074,000
Conceptus, Inc. (a)(c)	550,000	10,796,500
Covidien PLC	3,350,000	164,552,001
Edwards Lifesciences Corp. (a)	520,000	47,751,600
ev3, Inc. (a)	1,075,400	15,647,070
Fisher & Paykel Healthcare Corp.	3,000,000	7,122,150
HeartWare International, Inc. CDI unit (a)	10,700,000	11,981,325
Hill-Rom Holdings, Inc.	100,000	2,624,000
Hologic, Inc. (a)	2,500,000	43,125,000
Hospira, Inc. (a)	440,000	23,025,200
Integra LifeSciences Holdings Corp. (a)	470,000	18,706,000
Intuitive Surgical, Inc. (a)	60,000	20,828,400
Kinetic Concepts, Inc. (a)	60,000	2,515,200
Mako Surgical Corp. (a)(c)	300,000	3,969,000
Masimo Corp.	550,000	15,229,500
Medtronic, Inc.	2,000,000	86,800,000
Micrus Endovascular Corp. (a)	650,010	13,149,702
Nobel Biocare Holding AG (Switzerland)	345,000	8,772,710
NuVasive, Inc. (a)(c)	400,000	15,980,000
Orthofix International NV (a)	200,700	6,841,863
Orthovita, Inc. (a)	2,600,000	9,984,000
Osmetech PLC (a)	75,000,000	2,207,582
Sonova Holding AG Class B	60,000	7,483,246
St. Jude Medical, Inc. (a)	1,295,000	49,494,900
Stryker Corp.	950,000	50,445,000
Varian Medical Systems, Inc. (a)	520,000	25,464,400
Volcano Corp. (a)	525,000	10,809,750

	Shares	Value
Wright Medical Group, Inc. (a)	700,000	$ 11,795,000
Zimmer Holdings, Inc. (a)	50,000	2,866,500
		959,592,799
Health Care Supplies - 5.9%
AGA Medical Holdings, Inc.	200,000	2,680,000
Cooper Companies, Inc. (c)	680,000	27,240,800
DENTSPLY International, Inc.	520,000	17,206,800
Inverness Medical Innovations, Inc. (a)(c)	550,000	21,461,000
OraSure Technologies, Inc. (a)	891,854	4,905,197
RTI Biologics, Inc. (a)	1,995,000	7,481,250
		80,975,047
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,040,567,846
HEALTH CARE PROVIDERS & SERVICES - 7.5%
Health Care Distributors & Services - 1.7%
Henry Schein, Inc. (a)	400,000	22,732,000
Health Care Facilities - 0.5%
Hanger Orthopedic Group, Inc. (a)	400,000	7,460,000
Health Care Services - 5.3%
Express Scripts, Inc. (a)	400,000	38,404,000
Medco Health Solutions, Inc. (a)	550,000	34,782,000
		73,186,000
TOTAL HEALTH CARE PROVIDERS & SERVICES		103,378,000
HEALTH CARE TECHNOLOGY - 2.5%
Health Care Technology - 2.5%
Allscripts-Misys Healthcare Solutions, Inc. (a)	620,000	11,091,800
Cerner Corp. (a)	200,000	16,590,000
Omnicell, Inc. (a)	460,000	6,223,800
		33,905,600
LIFE SCIENCES TOOLS & SERVICES - 9.3%
Life Sciences Tools & Services - 9.3%
Covance, Inc. (a)	500,000	28,310,000
ICON PLC sponsored ADR (a)	300,000	7,065,000
Illumina, Inc. (a)(c)	1,163,300	42,251,056
Life Technologies Corp. (a)	130,000	6,598,800
PAREXEL International Corp. (a)	450,000	9,067,500
PerkinElmer, Inc.	300,000	6,663,000
QIAGEN NV (a)(c)	1,280,000	27,916,800
		127,872,156
PHARMACEUTICALS - 2.0%
Pharmaceuticals - 2.0%
Allergan, Inc.	480,000	28,046,400
TOTAL COMMON STOCKS (Cost $1,190,876,626)		1,364,365,002
Money Market Funds - 7.6%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	16,849,372	$ 16,849,372
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	88,281,913	88,281,913
TOTAL MONEY MARKET FUNDS (Cost $105,131,285)		105,131,285
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $1,296,007,911)		1,469,496,287
NET OTHER ASSETS - (6.6)%		(91,505,441)
NET ASSETS - 100%		$ 1,377,990,846
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 51,676
Fidelity Securities Lending Cash Central Fund	150,497
Total	$ 202,173
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
Ireland	12.4%
Netherlands	2.0%
Switzerland	1.1%
Others (individually less than 1%)	0.7%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $57,953,100 of which $12,822,831 and $45,130,269 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $90,317,336) - See accompanying schedule: Unaffiliated issuers (cost $1,190,876,626)	$ 1,364,365,002
Fidelity Central Funds (cost $105,131,285)	105,131,285
Total Investments (cost $1,296,007,911)		$ 1,469,496,287
Receivable for investments sold		386,245
Receivable for fund shares sold		3,386,643
Dividends receivable		38,400
Distributions receivable from Fidelity Central Funds		15,006
Prepaid expenses		3,729
Other receivables		8,688
Total assets		1,473,334,998

Liabilities
Payable for investments purchased	$ 5,210,501
Payable for fund shares redeemed	859,464
Accrued management fee	624,473
Other affiliated payables	321,445
Other payables and accrued expenses	46,356
Collateral on securities loaned, at value	88,281,913
Total liabilities		95,344,152

Net Assets		$ 1,377,990,846
Net Assets consist of:
Paid in capital		$ 1,281,306,101
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(76,803,631)
Net unrealized appreciation (depreciation) on investments		173,488,376
Net Assets, for 54,614,015 shares outstanding		$ 1,377,990,846
Net Asset Value, offering price and redemption price per share ($1,377,990,846 ÷ 54,614,015 shares)		$ 25.23

Statement of Operations

	Year ended February 28, 2010
Investment Income
Dividends		$ 8,676,928
Interest		16
Income from Fidelity Central Funds (including $150,497 from security lending)		202,173
Total income		8,879,117

Expenses
Management fee	$ 6,454,998
Transfer agent fees	3,365,518
Accounting and security lending fees	436,544
Custodian fees and expenses	46,794
Independent trustees' compensation	7,651
Registration fees	62,208
Audit	38,467
Legal	5,786
Interest	143
Miscellaneous	23,644
Total expenses before reductions	10,441,753
Expense reductions	(57,554)	10,384,199
Net investment income (loss)		(1,505,082)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,408,562
Capital gain distributions from Fidelity Central Funds	4,249
Foreign currency transactions	67,398
Total net realized gain (loss)		65,480,209
Change in net unrealized appreciation (depreciation) on: Investment securities	352,341,755
Assets and liabilities in foreign currencies	(381)
Total change in net unrealized appreciation (depreciation)		352,341,374
Net gain (loss)		417,821,583
Net increase (decrease) in net assets resulting from operations		$ 416,316,501

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,505,082)	$ 767,386
Net realized gain (loss)	65,480,209	(138,688,512)
Change in net unrealized appreciation (depreciation)	352,341,374	(312,583,518)
Net increase (decrease) in net assets resulting from operations	416,316,501	(450,504,644)
Distributions to shareholders from net investment income	-	(305,984)
Distributions to shareholders from net realized gain	-	(36,663,628)
Total distributions	-	(36,969,612)
Share transactions Proceeds from sales of shares	423,109,536	1,025,190,451
Reinvestment of distributions	-	35,608,206
Cost of shares redeemed	(473,964,290)	(731,022,154)
Net increase (decrease) in net assets resulting from share transactions	(50,854,754)	329,776,503
Redemption fees	65,002	300,715
Total increase (decrease) in net assets	365,526,749	(157,397,038)

Net Assets
Beginning of period	1,012,464,097	1,169,861,135
End of period	$ 1,377,990,846	$ 1,012,464,097
Other Information Shares
Sold	19,019,915	43,960,563
Issued in reinvestment of distributions	-	1,505,633
Redeemed	(22,924,188)	(34,870,564)
Net increase (decrease)	(3,904,273)	10,595,632

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.30	$ 24.41	$ 23.67	$ 24.62	$ 23.70
Income from Investment Operations
Net investment income (loss) C	(.03)	.01	(.05)	(.05)	(.04)
Net realized and unrealized gain (loss)	7.96	(6.35)	2.97	1.35	1.80
Total from investment operations	7.93	(6.34)	2.92	1.30	1.76
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	(.77)	(2.18)	(2.25)	(.84)
Total distributions	-	(.78)	(2.18)	(2.25)	(.84)
Redemption fees added to paid in capital C	- H	.01	- H	- H	- H
Net asset value, end of period	$ 25.23	$ 17.30	$ 24.41	$ 23.67	$ 24.62
Total Return A,B	45.84%	(26.81)%	12.57%	5.66%	7.36%
Ratios to Average Net Assets D,F
Expenses before reductions	.91%	.87%	.88%	.93%	.96%
Expenses net of fee waivers, if any	.91%	.87%	.88%	.93%	.96%
Expenses net of all reductions	.90%	.87%	.88%	.92%	.92%
Net investment income (loss)	(.13)%	.06%	(.20)%	(.22)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,377,991	$ 1,012,464	$ 1,169,861	$ 796,975	$ 1,115,117
Portfolio turnover rate E	83%	116%	129%	71%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Life of fundA
Pharmaceuticals Portfolio	46.05%	7.39%	2.44%

A From June 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on June 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Andrew Oh, Portfolio Manager of Select Pharmaceuticals Portfolio: For the 12 months ending February 28, 2010, the fund rose 46.05%, underperforming the S&P 500 but outpacing the 41.22% return of the S&P® Custom Pharmaceuticals Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Good stock picking in the pharmaceuticals industry was the largest contributor, including smaller-than-index positions in benchmark heavyweights Johnson & Johnson, Abbott Laboratories and Eli Lilly. We had an overweighted position in Schering-Plough when its merger with Merck was announced, which also helped. We subsequently sold much of our Schering-Plough stock. An investment in U.K.-based drug maker AstraZeneca contributed as well, as did some good picks outside the benchmark in health care services, managed health care and health care supplies. Pharmacy benefit manager Express Scripts was a standout within health care services. Performance was hurt by stock selection in biotechnology companies such as Myriad Genetics, which makes a diagnostic test for cancer, and Vanda Pharmaceuticals, which produces an anti-schizophrenia drug. We sold our positions in Myriad Genetics and Vanda Pharmaceuticals by period end. An underweighting in U.S. large-cap drug maker Pfizer and an overweighting in Israeli generic drug maker Teva Pharmaceutical Industries also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pharmaceuticals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Merck & Co., Inc.	7.6	9.3
Pfizer, Inc.	7.2	15.5
Johnson & Johnson	7.0	15.9
Novartis AG sponsored ADR	6.5	0.1
GlaxoSmithKline PLC sponsored ADR	5.0	0.5
Teva Pharmaceutical Industries Ltd. sponsored ADR	4.8	0.5
Abbott Laboratories	4.6	8.6
Sanofi-Aventis sponsored ADR	4.4	0.1
Novo Nordisk AS Series B sponsored ADR	3.8	0.9
Allergan, Inc.	3.2	4.8
	54.1
Top Industries (% of fund's net assets)
As of February 28, 2010
Pharmaceuticals	81.4%
Health Care Equipment & Supplies	5.4%
Biotechnology	5.2%
Health Care Providers & Services	4.4%
Life Sciences Tools & Services	1.8%
All Others*	1.8%

As of August 31, 2009
Pharmaceuticals	78.6%
Biotechnology	6.6%
Health Care Equipment & Supplies	6.1%
Health Care Providers & Services	5.0%
Life Sciences Tools & Services	1.9%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Pharmaceuticals Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
BIOTECHNOLOGY - 5.2%
Biotechnology - 5.2%
Acorda Therapeutics, Inc. (a)	20,400	$ 615,672
Alexion Pharmaceuticals, Inc. (a)	19,936	987,231
Allos Therapeutics, Inc. (a)(c)	12,600	98,028
AMAG Pharmaceuticals, Inc. (a)	16,000	611,040
Amylin Pharmaceuticals, Inc. (a)	21,360	403,704
ARIAD Pharmaceuticals, Inc. (a)	20,000	50,800
Biogen Idec, Inc. (a)	25,300	1,391,753
BioMarin Pharmaceutical, Inc. (a)	96,500	1,930,000
Dendreon Corp. (a)(c)	15,000	468,450
Genzyme Corp. (a)	28,800	1,647,360
Human Genome Sciences, Inc. (a)	13,000	365,950
ImmunoGen, Inc. (a)	19,100	126,251
Incyte Corp. (a)(c)	53,000	564,980
Medivation, Inc. (a)	3,803	136,946
OSI Pharmaceuticals, Inc. (a)	21,000	777,420
Rigel Pharmaceuticals, Inc. (a)	22,000	166,100
United Therapeutics Corp. (a)	31,100	1,785,451
Zymogenetics, Inc. (a)	14,100	75,294
		12,202,430
ELECTRONIC EQUIPMENT & COMPONENTS - 1.0%
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	72,100	2,268,266
FOOD PRODUCTS - 0.1%
Packaged Foods & Meats - 0.1%
Ausnutria Dairy Hunan Co. Ltd. Class H	301,000	214,441
HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
Health Care Equipment - 4.8%
C. R. Bard, Inc.	19,100	1,600,198
CareFusion Corp. (a)	30,000	757,200
Conceptus, Inc. (a)	9,300	182,559
Covidien PLC	68,300	3,354,896
Edwards Lifesciences Corp. (a)	7,500	688,725
ev3, Inc. (a)	14,000	203,700
Hospira, Inc. (a)	23,400	1,224,522
Mako Surgical Corp. (a)	13,000	171,990
Micrus Endovascular Corp. (a)	59,600	1,205,708
Mindray Medical International Ltd. sponsored ADR (c)	15,600	595,296
Nobel Biocare Holding AG (Switzerland)	16,860	428,719
Orthovita, Inc. (a)	95,900	368,256
Sonova Holding AG Class B	2,627	327,641
William Demant Holding AS (a)	4,800	342,468
		11,451,878

	Shares	Value
Health Care Supplies - 0.6%
Cooper Companies, Inc.	30,800	$ 1,233,848
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	24,000	92,757
		1,326,605
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		12,778,483
HEALTH CARE PROVIDERS & SERVICES - 4.4%
Health Care Distributors & Services - 0.5%
Cardinal Health, Inc.	15,000	509,550
Henry Schein, Inc. (a)	6,200	352,346
Profarma Distribuidora de Produtos Farmaceuticos SA	6,500	64,743
Sinopharm Group Co. Ltd. Class H	80,200	361,108
		1,287,747
Health Care Facilities - 0.1%
Hanger Orthopedic Group, Inc. (a)	9,500	177,175
Health Care Services - 2.3%
Express Scripts, Inc. (a)	27,500	2,640,275
Medco Health Solutions, Inc. (a)	43,100	2,725,644
		5,365,919
Managed Health Care - 1.5%
Aetna, Inc.	41,000	1,229,590
CIGNA Corp.	31,800	1,089,468
Health Net, Inc. (a)	38,200	882,038
Universal American Financial Corp. (a)	28,000	403,480
		3,604,576
TOTAL HEALTH CARE PROVIDERS & SERVICES		10,435,417
LIFE SCIENCES TOOLS & SERVICES - 1.8%
Life Sciences Tools & Services - 1.8%
Covance, Inc. (a)	23,000	1,302,260
Illumina, Inc. (a)	24,700	897,104
PerkinElmer, Inc.	20,000	444,200
QIAGEN NV (a)	50,877	1,109,627
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	26,100	420,732
		4,173,923
PERSONAL PRODUCTS - 0.3%
Personal Products - 0.3%
Mead Johnson Nutrition Co. Class A	12,207	577,391
PHARMACEUTICALS - 81.4%
Pharmaceuticals - 81.4%
Abbott Laboratories	199,100	10,807,148
Akorn, Inc. (a)	103,100	156,712
Allergan, Inc.	129,300	7,554,999
Almirall SA	11,500	154,380
Angiotech Pharmaceuticals, Inc. (a)	45,500	44,105
Ardea Biosciences, Inc. (a)	10,000	142,400
AstraZeneca PLC sponsored ADR (c)	103,400	4,562,008
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Auxilium Pharmaceuticals, Inc. (a)	46,700	$ 1,410,340
BioMimetic Therapeutics, Inc. (a)(c)	25,000	290,750
Biovail Corp.	130,100	1,925,072
BMP Sunstone Corp. (a)	15,000	81,000
BMP Sunstone Corp. warrants 8/19/12 (a)(e)	1,000	410
Bristol-Myers Squibb Co.	178,031	4,363,540
Cadence Pharmaceuticals, Inc. (a)	61,600	528,528
Caraco Pharmaceutical Laboratories Ltd. (a)	4,000	17,160
Cardiome Pharma Corp. (a)	138,000	714,754
China Shineway Pharmaceutical Group Ltd.	120,000	258,483
Cypress Bioscience, Inc. (a)	33,000	172,920
DepoMed, Inc. (a)	25,300	69,322
Dr. Reddy's Laboratories Ltd. sponsored ADR (c)	103,400	2,544,674
Durect Corp. (a)	65,500	156,545
Elan Corp. PLC sponsored ADR (a)	247,800	1,699,908
Eli Lilly & Co.	190,200	6,531,468
Endo Pharmaceuticals Holdings, Inc. (a)	109,400	2,488,850
Endo Pharmaceuticals Holdings, Inc. rights 2/27/12 (a)	9,000	0
Forest Laboratories, Inc. (a)	64,720	1,933,834
GlaxoSmithKline PLC sponsored ADR	313,900	11,658,246
Hi-Tech Pharmacal Co., Inc. (a)	2,700	58,077
Hikma Pharmaceuticals PLC	7,032	58,985
Impax Laboratories, Inc. (a)	109,100	1,681,231
Inspire Pharmaceuticals, Inc. (a)	146,073	902,731
Ipsen SA	12,600	639,706
Johnson & Johnson	260,700	16,424,100
King Pharmaceuticals, Inc. (a)	155,900	1,753,875
KV Pharmaceutical Co. Class A (a)(c)	62,600	197,816
MAP Pharmaceuticals, Inc. (a)	27,112	371,977
Medicis Pharmaceutical Corp. Class A	39,200	882,000
Merck & Co., Inc.	485,736	17,913,944
Mylan, Inc. (a)(c)	151,200	3,226,608
Nektar Therapeutics (a)	140,000	1,734,600
Novartis AG sponsored ADR (c)	275,698	15,251,613
Novo Nordisk AS Series B sponsored ADR (c)	125,000	8,890,000
Nuvo Research, Inc. (a)	250,100	57,043
Obagi Medical Products, Inc. (a)	28,000	286,440
Optimer Pharmaceuticals, Inc. (a)(c)	112,000	1,338,400
Pain Therapeutics, Inc. (a)	39,200	237,160
Paladin Labs, Inc. (a)	28,600	541,966
Par Pharmaceutical Companies, Inc. (a)	12,800	320,384
Perrigo Co.	65,000	3,222,050
Pfizer, Inc.	970,000	17,023,500
Piramal Healthcare Ltd.	12,000	103,551
Pozen, Inc. (a)	19,100	114,791
Questcor Pharmaceuticals, Inc. (a)	57,900	270,972

	Shares	Value
Roche Holding AG (participation certificate)	4,909	$ 819,690
Salix Pharmaceuticals Ltd. (a)	55,600	1,587,936
Sanofi-Aventis sponsored ADR	284,000	10,394,400
Santarus, Inc. (a)	62,500	263,125
Shire PLC sponsored ADR	93,000	6,000,360
SuperGen, Inc. (a)	104,500	288,420
Teva Pharmaceutical Industries Ltd. sponsored ADR	187,289	11,239,213
The Medicines Company (a)	25,000	192,500
Valeant Pharmaceuticals International (a)(c)	72,400	2,694,728
Virbac SA	400	39,990
ViroPharma, Inc. (a)	175,700	2,189,222
Vivus, Inc. (a)(c)	12,000	100,800
Watson Pharmaceuticals, Inc. (a)	50,900	2,025,311
XenoPort, Inc. (a)	25,897	207,176
		191,813,947
TOTAL COMMON STOCKS (Cost $212,183,799)		234,464,298
Money Market Funds - 16.0%

Fidelity Cash Central Fund, 0.16% (d)	665,971	665,971
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	37,049,600	37,049,600
TOTAL MONEY MARKET FUNDS (Cost $37,715,571)		37,715,571
TOTAL INVESTMENT PORTFOLIO - 115.6% (Cost $249,899,370)		272,179,869
NET OTHER ASSETS - (15.6)%		(36,645,208)
NET ASSETS - 100%		$ 235,534,661
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $410 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
BMP Sunstone Corp. warrants 8/19/12	8/17/07	$ 125
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,132
Fidelity Securities Lending Cash Central Fund	58,249
Total	$ 61,381
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 234,464,298	$ 234,463,888	$ 410	$ -
Money Market Funds	37,715,571	37,715,571	-	-
Total Investments in Securities:	$ 272,179,869	$ 272,179,459	$ 410	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	64.1%
Switzerland	7.1%
United Kingdom	6.9%
Israel	4.8%
France	4.7%
Denmark	3.9%
Bailiwick of Jersey	2.5%
Ireland	2.1%
Canada	1.3%
India	1.1%
Others (individually less than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $36,556,646) - See accompanying schedule: Unaffiliated issuers (cost $212,183,799)	$ 234,464,298
Fidelity Central Funds (cost $37,715,571)	37,715,571
Total Investments (cost $249,899,370)		$ 272,179,869
Receivable for investments sold		3,523,768
Receivable for fund shares sold		451,232
Dividends receivable		779,535
Distributions receivable from Fidelity Central Funds		15,071
Prepaid expenses		520
Other receivables		7,962
Total assets		276,957,957

Liabilities
Payable for investments purchased	$ 3,987,157
Payable for fund shares redeemed	171,479
Accrued management fee	106,515
Other affiliated payables	66,089
Other payables and accrued expenses	42,456
Collateral on securities loaned, at value	37,049,600
Total liabilities		41,423,296

Net Assets		$ 235,534,661
Net Assets consist of:
Paid in capital		$ 214,519,668
Undistributed net investment income		414,255
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,682,271)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,283,009
Net Assets, for 21,546,647 shares outstanding		$ 235,534,661
Net Asset Value, offering price and redemption price per share ($235,534,661 ÷ 21,546,647 shares)		$ 10.93

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 4,209,827
Interest		29
Income from Fidelity Central Funds (including $58,249 from security lending)		61,381
Total income		4,271,237

Expenses
Management fee	$ 968,087
Transfer agent fees	583,044
Accounting and security lending fees	68,374
Custodian fees and expenses	48,571
Independent trustees' compensation	1,117
Registration fees	30,315
Audit	40,488
Legal	849
Miscellaneous	2,484
Total expenses before reductions	1,743,329
Expense reductions	(28,749)	1,714,580
Net investment income (loss)		2,556,657
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,364,248
Foreign currency transactions	(14,818)
Total net realized gain (loss)		18,349,430
Change in net unrealized appreciation (depreciation) on: Investment securities	39,164,285
Assets and liabilities in foreign currencies	1,407
Total change in net unrealized appreciation (depreciation)		39,165,692
Net gain (loss)		57,515,122
Net increase (decrease) in net assets resulting from operations		$ 60,071,779

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,556,657	$ 2,813,646
Net realized gain (loss)	18,349,430	(18,302,741)
Change in net unrealized appreciation (depreciation)	39,165,692	(28,241,201)
Net increase (decrease) in net assets resulting from operations	60,071,779	(43,730,296)
Distributions to shareholders from net investment income	(2,794,173)	(2,273,856)
Distributions to shareholders from net realized gain	-	(887,024)
Total distributions	(2,794,173)	(3,160,880)
Share transactions Proceeds from sales of shares	113,916,553	125,994,096
Reinvestment of distributions	2,695,478	2,937,853
Cost of shares redeemed	(80,373,510)	(107,369,589)
Net increase (decrease) in net assets resulting from share transactions	36,238,521	21,562,360
Redemption fees	7,643	10,142
Total increase (decrease) in net assets	93,523,770	(25,318,674)

Net Assets
Beginning of period	142,010,891	167,329,565
End of period (including undistributed net investment income of $414,255 and undistributed net investment income of $665,921, respectively)	$ 235,534,661	$ 142,010,891
Other Information Shares
Sold	11,305,331	13,808,334
Issued in reinvestment of distributions	268,688	330,453
Redeemed	(8,706,324)	(11,372,234)
Net increase (decrease)	2,867,695	2,766,553

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.60	$ 10.52	$ 10.88	$ 10.41	$ 8.64
Income from Investment Operations
Net investment income (loss) C	.14	.18	.10	.08	.02
Net realized and unrealized gain (loss)	3.35	(2.91)	.13	.74	1.77
Total from investment operations	3.49	(2.73)	.23	.82	1.79
Distributions from net investment income	(.16)	(.13)	(.11)	(.04)	(.02)
Distributions from net realized gain	-	(.06)	(.48)	(.31)	-
Total distributions	(.16)	(.19)	(.59)	(.35)	(.02)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.93	$ 7.60	$ 10.52	$ 10.88	$ 10.41
Total Return A,B	46.05%	(26.23)%	1.64%	8.05%	20.68%
Ratios to Average Net Assets D,F
Expenses before reductions	1.01%	1.00%	.95%	1.02%	1.11%
Expenses net of fee waivers, if any	1.01%	1.00%	.95%	1.02%	1.11%
Expenses net of all reductions	1.00%	.99%	.95%	1.01%	1.03%
Net investment income (loss)	1.49%	1.89%	.85%	.73%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,535	$ 142,011	$ 167,330	$ 195,128	$ 142,471
Portfolio turnover rate E	221%	240%	119%	204%	207%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
Biotechnology Portfolio	$ 1,270,807,846	$ 113,363,485	$ (167,466,356)	$ (54,102,871)
Health Care Portfolio	1,576,972,909	296,304,430	(38,402,798)	257,901,632
Medical Delivery Portfolio	384,034,920	98,422,991	(10,651,875)	87,771,116
Medical Equipment and Systems Portfolio	1,312,904,962	188,910,434	(32,319,109)	156,591,325
Pharmaceuticals Portfolio	252,682,534	25,497,810	(6,000,475)	19,497,335

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation/ (depreciation)
Biotechnology Portfolio	$ -	$ -	$ (250,129,788)	$ (54,102,871)
Health Care Portfolio	50,219	-	(146,767,055)	257,883,488
Medical Delivery Portfolio	-	-	(79,362,962)	87,770,992
Medical Equipment and Systems Portfolio	-	-	(57,953,100)	156,591,325
Pharmaceuticals Portfolio	414,255	1,100,893	-	19,499,846

The tax character of distributions paid was as follows:

February 28, 2010	Ordinary Income	Total
Health Care Portfolio	$3,893,231	$ 3,893,231
Pharmaceuticals Portfolio	2,794,173	2,794,173
February 28, 2009	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$6,124,045	$77,726,943	$83,850,988
Medical Delivery Portfolio	331,975	3,873,055	4,205,030
Medical Equipment and Systems Portfolio	11,257,458	25,712,154	36,969,612
Pharmaceuticals Portfolio	2,273,856	887,024	3,160,880

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	1,171,283,791	1,447,268,204
Health Care Portfolio	1,671,486,025	1,683,630,979
Medical Delivery Portfolio	190,739,469	169,086,080
Medical Equipment and Systems Portfolio	943,992,141	1,004,337,871
Pharmaceuticals Portfolio	418,164,636	382,772,453

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.26%	.56%
Health Care Portfolio	.30%	.26%	.56%
Medical Delivery Portfolio	.30%	.26%	.56%
Medical Equipment and Systems Portfolio	.30%	.26%	.56%
Pharmaceuticals Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.30%
Health Care Portfolio	.27%
Medical Delivery Portfolio	.33%
Medical Equipment and Systems Portfolio	.29%
Pharmaceuticals Portfolio	.34%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 10,412
Health Care Portfolio	13,949
Medical Delivery Portfolio	2,982
Medical Equipment and Systems Portfolio	7,739
Pharmaceuticals Portfolio	5,752

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 6,045,803.41%		$ 4,173
Medical Delivery Portfolio	Borrower	4,708,125.43%		452
Medical Equipment and Systems Portfolio	Borrower	11,880,000.43%		143

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Biotechnology Portfolio	$ 3,960
Health Care Portfolio	5,087
Medical Delivery Portfolio	1,136
Medical Equipment and Systems Portfolio	4,002
Pharmaceuticals Portfolio	581

Annual Report

7. Committed Line of Credit - continued

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$ 35,266	$ -
Health Care Portfolio	102,732	89
Medical Delivery Portfolio	11,066	-
Medical Equipment and Systems Portfolio	57,477	77
Pharmaceuticals Portfolio	28,749	-

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the PAS U.S. Opportunity Fund of Funds was the owner of record of approximately 12% of the total outstanding shares of Pharmaceuticals Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity Funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Health Care Portfolio	04/12/10	04/09/10	$-	$0.005
Pharmaceuticals Portfolio	04/12/10	04/09/10	$0.02	$0.05

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2010, or, if subsequently determined to be different, the net capital gain of such year.

Pharmaceuticals Portfolio	$1,100,893

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Health Care Portfolio	100%	100%
Pharmaceuticals Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2009	December 2009
Health Care Portfolio	100%	100%
Pharmaceuticals Portfolio	100%	100%

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

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Fidelity®
Select Portfolios®

Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environmental Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Notes to shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Industrials Sector
Air Transportation	<Click Here>
Defense and Aerospace	<Click Here>
Environmental	<Click Here>
Industrial Equipment	<Click Here>
Industrials	<Click Here>
Transportation	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

* Fund Updates for each Select Portfolio include: Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Notes to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Select Environmental

In January 2010, the Board of Trustees approved broadening Select Environmental Portfolio's investment policies and renaming the fund Select Environment and Alternative Energy Portfolio. The investment policy changes are subject to shareholder approval, at a meeting on or about June 15, 2010. If approved, the fund's name and investment policy changes will take effect on or about July 1, 2010, and the FTSE Environmental Opportunities & Alternative Energy Index will replace the MSCI® U.S. IM Industrials 25/50 Index as the fund's industry benchmark.

The note above is not a solicitation of any proxy. More detailed information will be contained in the proxy statement, which is expected to be available after April 19, 2010.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Air Transportation Portfolio	1.00%
Actual		$ 1,000.00	$ 1,320.40	$ 5.75
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01
Defense and Aerospace Portfolio	.92%
Actual		$ 1,000.00	$ 1,169.90	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Environmental Portfolio	1.05%
Actual		$ 1,000.00	$ 1,045.20	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Industrial Equipment Portfolio	.91%
Actual		$ 1,000.00	$ 1,157.60	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Industrials Portfolio	.96%
Actual		$ 1,000.00	$ 1,139.50	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,020.03	$ 4.81
Transportation Portfolio	1.01%
Actual		$ 1,000.00	$ 1,207.00	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,019.79	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	103.57%	6.18%	7.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from John Mirshekari, Portfolio Manager of Select Air Transportation Portfolio: During the past year, the fund returned 103.57%, handily beating the S&P 500 and the 94.48% mark of the S&P® Custom Air Transportation Index, which was adopted in December 2009 as a better representation of the fund's investment universe. Relative to the industry index, we were rewarded by strong stock selection and a large overweighting in the airline group. Underweighting the relatively weak-performing air freight/logistics segment also helped but was largely offset by unfavorable picks in the group. In absolute terms, our foreign holdings were boosted by a weaker U.S. dollar. The top three contributors were Pinnacle Airlines, Delta Air Lines and Southwest Airlines. At the time of our original purchase, Pinnacle was one of the cheapest stocks I'd ever seen, trading at around one times the earnings per share the company was predicting in a couple of years. At period end, despite having appreciated to a price almost six times that of its low, it remained an extraordinary bargain, in my view. Our positions in Delta and Southwest reflected my confidence in an airline industry recovery, as well as favorable company-specific stories. Although Southwest had been out of favor with investors for the past couple of years because of delays in implementing its turnaround plan, some promising revenue initiatives, newfound discipline about containing its capacity and network restructuring drove the stock's gains. Elsewhere, underweighting and ultimately selling Expeditors International of Washington, a global freight logistics provider, was beneficial given the stock's lagging performance. Conversely, a modest cash position in a strong market weighed on performance, as did unrewarding security selection in the aerospace and defense industry. The three largest detractors during the period were airlines. Performance was dampened by underweightings in UAL, parent company of United Airlines, and AMR, parent company of American Airlines, and by an overweighting in AirTran Holdings. In UAL's case, the underweighted position was a function of being limited in how concentrated I could make the fund. I compensated for this restriction by increasing the overall airline industry overweightings, which led to strong fund outperformance. An early underweighting in United Parcel Service, when the stock was rallying vigorously, also hurt results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Air Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Southwest Airlines Co.	13.0	5.3
Delta Air Lines, Inc.	9.6	10.2
Pinnacle Airlines Corp.	8.5	7.9
AMR Corp.	7.6	0.0
UAL Corp.	7.1	0.0
Alaska Air Group, Inc.	4.9	4.5
Precision Castparts Corp.	4.9	4.5
United Parcel Service, Inc. Class B	4.8	9.0
Continental Airlines, Inc. Class B	3.9	0.0
Hawaiian Holdings, Inc.	3.7	3.6
	68.0
Top Industries (% of fund's net assets)
As of February 28, 2010
Airlines	66.0%
Aerospace & Defense	26.2%
Air Freight & Logistics	5.7%
Industrial Conglomerates	1.9%
Oil, Gas & Consumable Fuels	0.0%
All Others*	0.2%

As of August 31, 2009
Airlines	52.1%
Aerospace & Defense	23.8%
Air Freight & Logistics	17.5%
Industrial Conglomerates	4.6%
Oil, Gas & Consumable Fuels	0.0%
All Others*	2.0%

* Includes short-term investments and net other assets.

Annual Report

Air Transportation Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
AEROSPACE & DEFENSE - 26.2%
Aerospace & Defense - 26.2%
BE Aerospace, Inc. (a)	46,300	$ 1,199,170
Bombardier, Inc. Class B (sub. vtg.)	247,600	1,338,887
Goodrich Corp.	44,200	2,900,846
Heico Corp. Class A	25,900	960,890
LMI Aerospace, Inc. (a)	174,500	2,214,405
Northrop Grumman Corp.	12,500	765,750
Precision Castparts Corp.	40,700	4,588,925
Raytheon Co.	27,000	1,518,480
Rockwell Collins, Inc.	40,300	2,268,084
Spirit AeroSystems Holdings, Inc. Class A (a)	163,616	3,128,338
The Boeing Co.	43,600	2,753,776
TransDigm Group, Inc.	22,200	1,114,884
		24,752,435
AIR FREIGHT & LOGISTICS - 5.7%
Air Freight & Logistics - 5.7%
Atlas Air Worldwide Holdings, Inc. (a)	19,000	856,520
United Parcel Service, Inc. Class B	77,400	4,546,476
		5,402,996
AIRLINES - 66.0%
Airlines - 66.0%
Air Canada:
warrants 10/27/12 (a)(e)	503,069	193,626
Class A (a)(e)	1,006,138	1,462,952
AirTran Holdings, Inc. (a)(c)	411,300	1,982,466
Alaska Air Group, Inc. (a)	132,000	4,620,000
AMR Corp. (a)	782,300	7,189,337
Continental Airlines, Inc. Class B (a)(c)	178,200	3,681,612
Delta Air Lines, Inc. (a)	697,766	9,015,137
Hawaiian Holdings, Inc. (a)	454,653	3,537,200
Pinnacle Airlines Corp. (a)(d)	984,126	8,000,944
Republic Airways Holdings, Inc. (a)	93,300	568,197
SkyWest, Inc.	71,300	1,052,388
Southwest Airlines Co.	971,900	12,226,502
UAL Corp. (a)(c)	392,300	6,727,945
US Airways Group, Inc. (a)(c)	274,850	2,014,651
		62,272,957
INDUSTRIAL CONGLOMERATES - 1.9%
Industrial Conglomerates - 1.9%
Textron, Inc. (c)	91,000	1,812,720

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 0.0%
Oil & Gas Storage & Transport - 0.0%
Ship Finance International Ltd. (NY Shares)	18	$ 286
TOTAL COMMON STOCKS (Cost $77,286,131)		94,241,394
Nonconvertible Bonds - 0.0%
Principal Amount
AIRLINES - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $70,344)	$ 3,500,000	35,000
Money Market Funds - 15.3%
	Shares
Fidelity Cash Central Fund, 0.16% (f)	3,681,611	3,681,611
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(f)	10,719,087	10,719,087
TOTAL MONEY MARKET FUNDS (Cost $14,400,698)		14,400,698
TOTAL INVESTMENT PORTFOLIO - 115.1% (Cost $91,757,173)	108,677,092
NET OTHER ASSETS - (15.1)%	(14,251,962)
NET ASSETS - 100%	$ 94,425,130
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,656,578 or 1.8% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,434
Fidelity Securities Lending Cash Central Fund	21,344
Total	$ 24,778
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pinnacle Airlines Corp.	$ 69,440	$ 4,434,698	$ 96,235	$ -	$ 8,000,944
Total	$ 69,440	$ 4,434,698	$ 96,235	$ -	$ 8,000,944
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 94,241,394	$ 94,241,394	$ -	$ -
Nonconvertible Bonds	35,000	-	-	35,000
Money Market Funds	14,400,698	14,400,698	-	-
Total Investments in Securities:	$ 108,677,092	$ 108,642,092	$ -	$ 35,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 70,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(35,000)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 35,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ (35,000)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $12,996,324 all of which will expire on February 28, 2018.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $10,924,610) - See accompanying schedule: Unaffiliated issuers (cost $72,841,916)	$ 86,275,450
Fidelity Central Funds (cost $14,400,698)	14,400,698
Other affiliated issuers (cost $4,514,559)	8,000,944
Total Investments (cost $91,757,173)		$ 108,677,092
Receivable for investments sold		4,985,536
Receivable for fund shares sold		1,135,668
Dividends receivable		71,606
Distributions receivable from Fidelity Central Funds		1,307
Prepaid expenses		142
Other receivables		8,898
Total assets		114,880,249

Liabilities
Payable for investments purchased	$ 9,388,288
Payable for fund shares redeemed	261,761
Accrued management fee	38,128
Other affiliated payables	19,771
Other payables and accrued expenses	28,084
Collateral on securities loaned, at value	10,719,087
Total liabilities		20,455,119

Net Assets		$ 94,425,130
Net Assets consist of:
Paid in capital		$ 91,598,521
Accumulated net investment loss		(3)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,093,251)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,919,863
Net Assets, for 2,673,149 shares outstanding		$ 94,425,130
Net Asset Value, offering price and redemption price per share ($94,425,130 ÷ 2,673,149 shares)		$ 35.32

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 346,319
Interest		2
Income from Fidelity Central Funds (including $21,344 from security lending)		24,778
Total income		371,099

Expenses
Management fee	$ 289,632
Transfer agent fees	160,624
Accounting and security lending fees	20,924
Custodian fees and expenses	9,909
Independent trustees' compensation	335
Registration fees	22,759
Audit	35,493
Legal	248
Miscellaneous	605
Total expenses before reductions	540,529
Expense reductions	(24,409)	516,120
Net investment income (loss)		(145,021)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,175,373)
Other affiliated issuers	28,219
Foreign currency transactions	6,436
Total net realized gain (loss)		(9,140,718)
Change in net unrealized appreciation (depreciation) on: Investment securities	42,619,881
Assets and liabilities in foreign currencies	182
Total change in net unrealized appreciation (depreciation)		42,620,063
Net gain (loss)		33,479,345
Net increase (decrease) in net assets resulting from operations		$ 33,334,324

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (145,021)	$ (162,538)
Net realized gain (loss)	(9,140,718)	(4,363,679)
Change in net unrealized appreciation (depreciation)	42,620,063	(28,696,702)
Net increase (decrease) in net assets resulting from operations	33,334,324	(33,222,919)
Distributions to shareholders from net realized gain	-	(3,673,839)
Share transactions Proceeds from sales of shares	76,201,239	76,536,947
Reinvestment of distributions	-	3,509,136
Cost of shares redeemed	(50,030,435)	(55,210,430)
Net increase (decrease) in net assets resulting from share transactions	26,170,804	24,835,653
Redemption fees	9,352	28,948
Total increase (decrease) in net assets	59,514,480	(12,032,157)

Net Assets
Beginning of period	34,910,650	46,942,807
End of period (including accumulated net investment loss of $3 and undistributed net investment income of $4, respectively)	$ 94,425,130	$ 34,910,650
Other Information Shares
Sold	2,564,524	2,864,984
Issued in reinvestment of distributions	-	108,007
Redeemed	(1,903,208)	(2,213,883)
Net increase (decrease)	661,316	759,108

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.35	$ 37.47	$ 50.74	$ 43.14	$ 33.46
Income from Investment Operations
Net investment income (loss) C	(.07)	(.10)	(.04) F	(.06)	(.04)
Net realized and unrealized gain (loss)	18.04	(17.05)	(7.61)	8.48	10.44
Total from investment operations	17.97	(17.15)	(7.65)	8.42	10.40
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	(2.99)	(5.63)	(.86)	(.75)
Total distributions	-	(2.99)	(5.63)	(.86)	(.76)
Redemption fees added to paid in capital C	- I	.02	.01	.04	.04
Net asset value, end of period	$ 35.32	$ 17.35	$ 37.47	$ 50.74	$ 43.14
Total Return A, B	103.57%	(49.44)%	(16.72)%	19.81%	31.40%
Ratios to Average Net Assets D, G
Expenses before reductions	1.05%	1.08%	1.01%	1.00%	1.16%
Expenses net of fee waivers, if any	1.05%	1.08%	1.01%	1.00%	1.16%
Expenses net of all reductions	1.01%	1.07%	1.01%	.99%	1.11%
Net investment income (loss)	(.28)%	(.37)%	(.08)% F	(.12)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,425	$ 34,911	$ 46,943	$ 147,302	$ 117,641
Portfolio turnover rate E	165%	66%	47%	165%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	62.05%	4.47%	10.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from John Sheehy, Portfolio Manager of Select Defense and Aerospace Portfolio: During the past year, the fund returned 62.05%, handily beating the S&P 500 but slightly trailing the 63.06% return of the MSCI® U.S. IM Aerospace & Defense 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Stock selection in the aerospace and defense segment detracted from performance relative to the MSCI index. Elsewhere, positions in the out-of-index groups of IT consulting/other services and airlines worked against us, and a modest cash position dampened our gains in a strongly rising market. The biggest detractor was an underweighting in Boeing, which rebounded strongly from its lows early in 2009 amid improving business fundamentals in the commercial aerospace industry and progress on the company's 787 Dreamliner development program. Alliant Techsystems - with its exposure to the NASA space program - also was a detractor, as was defense contractor Lockheed Martin and defense services provider Stanley. Weapons maker and index constituent Taser International hurt our results because we didn't own it and the stock surged in January. Aerospace and defense holding United Technologies, the fund's largest position, detracted modestly on a relative basis due to our underweighting but contributed significantly in absolute terms. An out-of-index stake in industrial conglomerates boosted fund performance, and our out-of-index picks in the steel industry also were helpful. Industrial conglomerate Textron, the fund's top contributor, was aided by an inexpensive valuation to start the period, improving credit markets and the company's decision to unwind its financing operations. Other individual contributors included aerospace holdings Goodrich, Precision Castparts and TransDigm Group, as well as underweighted exposure to defense contractor Raytheon. Not owning lagging industrials/defense stock ITT - a component of the benchmark - also aided our results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Defense and Aerospace Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	19.4	18.5
The Boeing Co.	11.5	4.9
Precision Castparts Corp.	8.7	7.2
Raytheon Co.	7.0	4.9
Goodrich Corp.	5.0	4.8
Honeywell International, Inc.	4.6	11.2
Lockheed Martin Corp.	4.2	12.7
TransDigm Group, Inc.	3.8	1.7
Heico Corp.	2.9	1.3
Spirit AeroSystems Holdings, Inc. Class A	2.7	1.0
	69.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Aerospace & Defense	90.5%
Machinery	2.2%
Metals & Mining	1.8%
Communications Equipment	1.7%
Industrial Conglomerates	1.0%
All Others*	2.8%

As of August 31, 2009
Aerospace & Defense	90.3%
Machinery	1.8%
IT Services	1.7%
Communications Equipment	1.5%
Electronic Equipment & Components	1.0%
All Others*	3.7%

* Includes short-term investments and net other assets.

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
AEROSPACE & DEFENSE - 90.5%
Aerospace & Defense - 90.5%
AeroVironment, Inc. (a)	320,000	$ 7,760,000
Alliant Techsystems, Inc. (a)	141,000	11,202,450
BE Aerospace, Inc. (a)	627,300	16,247,070
Chemring Group PLC	49,900	2,525,842
DigitalGlobe, Inc.	342,800	8,179,208
Esterline Technologies Corp. (a)	303,000	12,468,450
European Aeronautic Defence and Space Co. EADS NV	250,900	5,176,953
General Dynamics Corp.	64,230	4,659,887
Goodrich Corp.	460,050	30,193,082
Heico Corp. (c)	373,300	17,787,745
Honeywell International, Inc.	703,900	28,268,624
Ladish Co., Inc. (a)	446,200	7,505,084
LMI Aerospace, Inc. (a)	224,400	2,847,636
Lockheed Martin Corp.	327,500	25,466,400
Meggitt PLC	1,377,000	5,825,574
Orbital Sciences Corp. (a)	560,792	10,346,612
Precision Castparts Corp.	470,600	53,060,150
Raytheon Co.	763,752	42,953,412
Rockwell Collins, Inc.	153,500	8,638,980
Spirit AeroSystems Holdings, Inc. Class A (a)	858,900	16,422,168
Stanley, Inc. (a)	450,200	11,349,542
Teledyne Technologies, Inc. (a)	301,100	11,342,437
The Boeing Co.	1,105,017	69,792,874
TransDigm Group, Inc.	460,600	23,131,332
United Technologies Corp.	1,717,700	117,920,105
		551,071,617
COMMUNICATIONS EQUIPMENT - 1.7%
Communications Equipment - 1.7%
Harris Corp.	173,700	7,854,714
ViaSat, Inc. (a)	88,000	2,675,200
		10,529,914
ELECTRONIC EQUIPMENT & COMPONENTS - 0.6%
Electronic Equipment & Instruments - 0.6%
FLIR Systems, Inc. (a)	132,000	3,538,920
HOUSEHOLD DURABLES - 0.6%
Household Appliances - 0.6%
iRobot Corp. (a)(c)	228,000	3,691,320
INDUSTRIAL CONGLOMERATES - 1.0%
Industrial Conglomerates - 1.0%
Textron, Inc.	306,900	6,113,448

	Shares	Value
MACHINERY - 2.2%
Construction & Farm Machinery & Heavy Trucks - 0.6%
Navistar International Corp. (a)	92,000	$ 3,602,720
Industrial Machinery - 1.6%
Barnes Group, Inc.	275,100	4,418,106
Crane Co.	167,600	5,307,892
		9,725,998
TOTAL MACHINERY		13,328,718
METALS & MINING - 1.8%
Steel - 1.8%
Allegheny Technologies, Inc.	103,700	4,527,542
Carpenter Technology Corp.	226,100	6,753,607
		11,281,149
TRADING COMPANIES & DISTRIBUTORS - 0.8%
Trading Companies & Distributors - 0.8%
Kaman Corp.	194,000	4,646,300
TOTAL COMMON STOCKS (Cost $572,503,333)		604,201,386
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.16% (d)	5,930,875	5,930,875
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	5,923,025	5,923,025
TOTAL MONEY MARKET FUNDS (Cost $11,853,900)		11,853,900
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $584,357,233)	616,055,286
NET OTHER ASSETS - (1.1)%	(6,960,131)
NET ASSETS - 100%	$ 609,095,155
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,689
Fidelity Securities Lending Cash Central Fund	24,562
Total	$ 43,251
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $137,484,877 of which $19,754,144 and $117,730,733 will expire on February 28, 2017 and 2018, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2011 approximately $7,460,909 of losses recognized during the period November 1, 2009 to February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $5,747,997) - See accompanying schedule: Unaffiliated issuers (cost $572,503,333)	$ 604,201,386
Fidelity Central Funds (cost $11,853,900)	11,853,900
Total Investments (cost $584,357,233)		$ 616,055,286
Cash		383,271
Receivable for investments sold		2,432,409
Receivable for fund shares sold		264,010
Dividends receivable		1,763,122
Distributions receivable from Fidelity Central Funds		2,497
Prepaid expenses		1,752
Other receivables		5,494
Total assets		620,907,841

Liabilities
Payable for investments purchased	$ 4,738,102
Payable for fund shares redeemed	675,099
Accrued management fee	275,727
Other affiliated payables	165,701
Other payables and accrued expenses	35,032
Collateral on securities loaned, at value	5,923,025
Total liabilities		11,812,686

Net Assets		$ 609,095,155
Net Assets consist of:
Paid in capital		$ 724,091,460
Undistributed net investment income		924,640
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(147,619,251)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,698,306
Net Assets, for 9,816,003 shares outstanding		$ 609,095,155
Net Asset Value, offering price and redemption price per share ($609,095,155 ÷ 9,816,003 shares)		$ 62.05

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 10,546,496
Special dividends		2,021,130
Interest		9
Income from Fidelity Central Funds (including $24,562 from security lending)		43,251
Total income		12,610,886

Expenses
Management fee	$ 3,039,499
Transfer agent fees	1,765,849
Accounting and security lending fees	211,191
Custodian fees and expenses	16,083
Independent trustees' compensation	3,702
Registration fees	32,000
Audit	36,829
Legal	2,721
Miscellaneous	11,625
Total expenses before reductions	5,119,499
Expense reductions	(18,505)	5,100,994
Net investment income (loss)		7,509,892
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(98,843,121)
Foreign currency transactions	8,667
Total net realized gain (loss)		(98,834,454)
Change in net unrealized appreciation (depreciation) on: Investment securities	339,243,322
Assets and liabilities in foreign currencies	253
Total change in net unrealized appreciation (depreciation)		339,243,575
Net gain (loss)		240,409,121
Net increase (decrease) in net assets resulting from operations		$ 247,919,013

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,509,892	$ 7,694,796
Net realized gain (loss)	(98,834,454)	(47,459,839)
Change in net unrealized appreciation (depreciation)	339,243,575	(427,448,553)
Net increase (decrease) in net assets resulting from operations	247,919,013	(467,213,596)
Distributions to shareholders from net investment income	(9,658,561)	(6,223,008)
Distributions to shareholders from net realized gain	-	(69,243,502)
Total distributions	(9,658,561)	(75,466,510)
Share transactions Proceeds from sales of shares	86,172,859	122,993,316
Reinvestment of distributions	9,247,495	71,936,256
Cost of shares redeemed	(160,886,627)	(423,855,861)
Net increase (decrease) in net assets resulting from share transactions	(65,466,273)	(228,926,289)
Redemption fees	10,302	30,355
Total increase (decrease) in net assets	172,804,481	(771,576,040)

Net Assets
Beginning of period	436,290,674	1,207,866,714
End of period (including undistributed net investment income of $924,640 and undistributed net investment income of $3,073,309, respectively)	$ 609,095,155	$ 436,290,674
Other Information Shares
Sold	1,573,333	1,915,383
Issued in reinvestment of distributions	168,852	1,006,601
Redeemed	(3,123,571)	(6,835,961)
Net increase (decrease)	(1,381,386)	(3,913,977)

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 79.93	$ 84.46	$ 78.91	$ 67.18
Income from Investment Operations
Net investment income (loss) C	.73 F	.58	.24	.08	.13
Net realized and unrealized gain (loss)	23.32	(36.29)	2.46	12.07	15.04
Total from investment operations	24.05	(35.71)	2.70	12.15	15.17
Distributions from net investment income	(.96)	(.51)	(.14)	(.05)	(.11)
Distributions from net realized gain	-	(4.75)	(7.10)	(6.56)	(3.34)
Total distributions	(.96)	(5.26)	(7.24)	(6.61)	(3.45)
Redemption fees added to paid in capital C	- I	- I	.01	.01	.01
Net asset value, end of period	$ 62.05	$ 38.96	$ 79.93	$ 84.46	$ 78.91
Total Return A, B	62.05%	(47.61)%	2.80%	15.90%	23.02%
Ratios to Average Net Assets D, G
Expenses before reductions	.95%	.88%	.87%	.92%	.97%
Expenses net of fee waivers, if any	.95%	.88%	.87%	.92%	.97%
Expenses net of all reductions	.94%	.88%	.87%	.92%	.95%
Net investment income (loss)	1.39% F	.91%	.27%	.10%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 609,095	$ 436,291	$ 1,207,867	$ 1,203,294	$ 902,049
Portfolio turnover rate E	70%	58%	57%	82%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.01%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Environmental Portfolio	37.77%	1.97%	4.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environmental Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Environmental Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Douglas Simmons, Portfolio Manager of Select Environmental Portfolio during the period covered by this report: For the year ending February 28, 2010, the fund returned 37.77%, underperforming the S&P 500 and the 72.53% return of the MSCI® U.S. IM Industrials 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. The fund was hurt relative to the MSCI index by unfavorable security selection and an overweighting in environmental/facility services. Out-of-benchmark holdings in specialty chemicals offered solid returns, but lagged the index. Our stocks in construction/farm machinery/heavy trucks and industrial machinery also underperformed, and industry-weighting decisions in those two groups also dampened performance. Not owning industrial conglomerates - which make up a big part of the broad sector benchmark - also hurt. The fund was helped by the solid performance of out-of-benchmark positions in auto parts and equipment, multi-utilities and food retail, and by not owning aerospace and defense stocks, which, like industrial conglomerates, lie outside of the fund's focus. The three main detractors lagged even though they posted positive performance: medical waste disposal company Stericycle, cleaning products manufacturer Ecolab and environmental and facility services firm Waste Management. Engineering and consulting firm Tetra Tech declined, and filtration product manufacturer Calgon Carbon underperformed. The fund also was hurt by not owning General Electric, a major index component. Contributions came from Fuel Systems Solutions, which provides technology and components for natural-gas-fired automobile engines; French water utility and waste disposal company Veolia Environnement; and organic food retailer Whole Foods Market. Some of the stocks mentioned in this report were not part of the MSCI benchmark and/or were not held at period end.

Note to shareholders: Anna Davydova will join Douglas Simmons as Co-Portfolio Manager on March 1, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Environmental Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pall Corp.	14.8	6.5
Ecolab, Inc.	12.6	12.3
Stericycle, Inc.	10.8	8.4
Nalco Holding Co.	8.5	4.0
Calgon Carbon Corp.	5.0	3.4
Clean Harbors, Inc.	4.9	4.9
Covanta Holding Corp.	4.9	5.1
United Natural Foods, Inc.	4.8	4.8
Waste Management, Inc.	4.7	12.7
Darling International, Inc.	4.5	2.9
	75.5
Top Industries (% of fund's net assets)
As of February 28, 2010
Chemicals	26.1%
Commercial Services & Supplies	25.3%
Machinery	23.4%
Food & Staples Retailing	4.8%
Food Products	4.5%
All Others*	15.9%

As of August 31, 2009
Commercial Services & Supplies	37.5%
Chemicals	19.7%
Machinery	12.1%
Food & Staples Retailing	5.6%
Building Products	4.7%
All Others*	20.4%

* Includes short-term investments and net other assets.

Annual Report

Environmental Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CHEMICALS - 26.1%
Commodity Chemicals - 5.0%
Calgon Carbon Corp. (a)(c)	151,700	$ 2,352,867
Specialty Chemicals - 21.1%
Ecolab, Inc.	140,778	5,932,385
Nalco Holding Co.	173,200	4,028,632
		9,961,017
TOTAL CHEMICALS		12,313,884
COMMERCIAL SERVICES & SUPPLIES - 25.3%
Environmental & Facility Services - 25.3%
Clean Harbors, Inc. (a)	40,300	2,290,652
Covanta Holding Corp. (a)(c)	135,600	2,284,860
Stericycle, Inc. (a)	92,660	5,112,979
Waste Management, Inc.	67,593	2,231,921
		11,920,412
CONSTRUCTION MATERIALS - 2.4%
Construction Materials - 2.4%
Headwaters, Inc. (a)	227,100	1,133,229
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Hydrogenics Corp. New (a)	3,300	772
ELECTRONIC EQUIPMENT & COMPONENTS - 3.6%
Electronic Equipment & Instruments - 3.6%
Itron, Inc. (a)	25,600	1,713,920
ENERGY EQUIPMENT & SERVICES - 1.5%
Oil & Gas Equipment & Services - 1.5%
Newpark Resources, Inc. (a)	137,100	708,807
FOOD & STAPLES RETAILING - 4.8%
Food Distributors - 4.8%
United Natural Foods, Inc. (a)	76,900	2,258,553
FOOD PRODUCTS - 4.5%
Agricultural Products - 4.5%
Darling International, Inc. (a)	262,600	2,116,556
IT SERVICES - 3.2%
IT Consulting & Other Services - 3.2%
Telvent GIT SA	52,500	1,483,125
MACHINERY - 23.4%
Construction & Farm Machinery & Heavy Trucks - 2.9%
Lindsay Corp. (c)	37,500	1,380,375

	Shares	Value
Industrial Machinery - 20.5%
Donaldson Co., Inc.	20,500	$ 845,830
ESCO Technologies, Inc.	10,000	327,100
Kadant, Inc. (a)	109,700	1,489,726
Pall Corp.	177,400	7,001,978
		9,664,634
TOTAL MACHINERY		11,045,009
OIL, GAS & CONSUMABLE FUELS - 0.6%
Oil & Gas Refining & Marketing - 0.6%
Clean Energy Fuels Corp. (a)(c)	16,000	288,640
PERSONAL PRODUCTS - 2.3%
Personal Products - 2.3%
NBTY, Inc. (a)	24,000	1,089,600
TOTAL COMMON STOCKS (Cost $42,862,523)		46,072,507
Money Market Funds - 13.9%

Fidelity Cash Central Fund, 0.16% (d)	879,088	879,088
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	5,692,125	5,692,125
TOTAL MONEY MARKET FUNDS (Cost $6,571,213)		6,571,213
TOTAL INVESTMENT PORTFOLIO - 111.6% (Cost $49,433,736)	52,643,720
NET OTHER ASSETS - (11.6)%	(5,457,726)
NET ASSETS - 100%	$ 47,185,994
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,962
Fidelity Securities Lending Cash Central Fund	69,137
Total	$ 72,099
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $11,226,215 of which $657,634, $3,645,934 and $6,922,647 will expire on February 28, 2015, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $5,789,342) - See accompanying schedule: Unaffiliated issuers (cost $42,862,523)	$ 46,072,507
Fidelity Central Funds (cost $6,571,213)	6,571,213
Total Investments (cost $49,433,736)		$ 52,643,720
Cash		18,757
Receivable for investments sold		881,460
Receivable for fund shares sold		106,466
Distributions receivable from Fidelity Central Funds		1,315
Prepaid expenses		157
Other receivables		15,421
Total assets		53,667,296

Liabilities
Payable for investments purchased	$ 605,423
Payable for fund shares redeemed	118,474
Accrued management fee	21,501
Other affiliated payables	16,063
Other payables and accrued expenses	27,716
Collateral on securities loaned, at value	5,692,125
Total liabilities		6,481,302

Net Assets		$ 47,185,994
Net Assets consist of:
Paid in capital		$ 56,699,384
Accumulated net investment loss		(54)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,723,320)
Net unrealized appreciation (depreciation) on investments		3,209,984
Net Assets, for 3,158,988 shares outstanding		$ 47,185,994
Net Asset Value, offering price and redemption price per share ($47,185,994 ÷ 3,158,988 shares)		$ 14.94

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 890,416
Interest		5
Income from Fidelity Central Funds (including $69,137 from security lending)		72,099
		962,520
Less foreign taxes withheld		(83,968)
Total income		878,552

Expenses
Management fee	$ 260,296
Transfer agent fees	162,104
Accounting and security lending fees	18,841
Custodian fees and expenses	4,413
Independent trustees' compensation	325
Registration fees	18,694
Audit	35,759
Legal	323
Miscellaneous	650
Total expenses before reductions	501,405
Expense reductions	(2,163)	499,242
Net investment income (loss)		379,310
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,392,487)
Foreign currency transactions	(2,122)
Total net realized gain (loss)		(1,394,609)
Change in net unrealized appreciation (depreciation) on investment securities		14,891,963
Net gain (loss)		13,497,354
Net increase (decrease) in net assets resulting from operations		$ 13,876,664

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 379,310	$ 168,487
Net realized gain (loss)	(1,394,609)	(10,391,476)
Change in net unrealized appreciation (depreciation)	14,891,963	(11,224,683)
Net increase (decrease) in net assets resulting from operations	13,876,664	(21,447,672)
Distributions to shareholders from net investment income	(428,453)	(218,293)
Share transactions Proceeds from sales of shares	21,183,763	61,995,113
Reinvestment of distributions	413,836	201,149
Cost of shares redeemed	(26,868,543)	(40,040,427)
Net increase (decrease) in net assets resulting from share transactions	(5,270,944)	22,155,835
Redemption fees	4,429	4,917
Total increase (decrease) in net assets	8,181,696	494,787

Net Assets
Beginning of period	39,004,298	38,509,511
End of period (including Accumulated net investment loss of $54 and accumulated net investment loss of $43, respectively)	$ 47,185,994	$ 39,004,298
Other Information Shares
Sold	1,547,962	3,936,887
Issued in reinvestment of distributions	27,084	16,194
Redeemed	(1,982,874)	(2,561,068)
Net increase (decrease)	(407,828)	1,392,013

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 17.71	$ 17.21	$ 17.35	$ 13.80
Income from Investment Operations
Net investment income (loss) C	.11	.06	.04	(.02)	(.02)
Net realized and unrealized gain (loss)	4.03	(6.76)	.53	(.14)	3.55
Total from investment operations	4.14	(6.70)	.57	(.16)	3.53
Distributions from net investment income	(.14)	(.07)	(.07)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	.02	.02
Net asset value, end of period	$ 14.94	$ 10.94	$ 17.71	$ 17.21	$ 17.35
Total Return A, B	37.77%	(37.88)%	3.27%	(.81)%	25.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.06%	1.08%	1.11%	1.40%
Expenses net of fee waivers, if any	1.08%	1.06%	1.08%	1.11%	1.25%
Expenses net of all reductions	1.08%	1.06%	1.07%	1.09%	1.16%
Net investment income (loss)	.82%	.37%	.22%	(.12)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,186	$ 39,004	$ 38,510	$ 46,377	$ 55,397
Portfolio turnover rate E	132%	107%	76%	224%	166%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio	89.06%	3.21%	3.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrial Equipment Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Jonathan Kasen, Portfolio Manager of Select Industrial Equipment Portfolio during the period covered by this report: During the year, the fund returned 89.06%, well ahead of the S&P 500 and the 76.41% mark of the MSCI® U.S. IM Capital Goods 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, holdings within the out-of-index auto parts/equipment group aided the fund's results, as did favorable stock selection in industrial conglomerates, although the latter was partially offset by an underweighting in that strong-performing group. Security selection had a positive impact in several other industries, including industrial machinery, household appliances, electrical components/equipment and building products. I'll also mention underweightings in two relatively weak-performing groups: construction/engineering and aerospace/defense. Two out-of-index holdings topped our list of relative contributors. Johnson Controls, a maker of auto interiors, emerged as a likely winner from the turbulence suffered by the auto industry, gaining market share and enjoying firmer pricing on sales to customers. Household-tool maker Black & Decker had been extremely inexpensive early in the period and agreed to be acquired by rival Stanley Works at an attractive selling price. We also benefited from our stakes in Cummins, which manufactures engines for heavy trucks, and factory automation equipment maker Rockwell Automation, the latter of which I sold. On the negative side, a modest cash position weighed on performance in a strongly rising market. To a lesser extent, unfavorable picks in construction and farm machinery/heavy trucks hindered our results. The top relative detractor was an underweighting in heavy equipment maker and index component Caterpillar. I was concerned about the company's financial subsidiary and thought there were better ways to play the heavy machinery segment, but thawing credit conditions and renewed investor optimism boosted the stock to a triple-digit gain. Underweighting commercial aerospace holding Boeing was costly. Our position in heavy equipment manufacturer Navistar International, while attractively valued, in my view, suffered when the company lost a military contract.

Note to shareholders: Effective April 1, 2010, Steven Bullock will join Jonathan Kasen as Co-Portfolio Manager of Select Industrial Equipment Portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrial Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	10.7	10.1
United Technologies Corp.	7.6	7.4
3M Co.	6.3	4.5
Ingersoll-Rand Co. Ltd.	4.4	4.5
Honeywell International, Inc.	4.3	5.6
Danaher Corp.	4.0	2.7
Caterpillar, Inc.	4.0	1.4
Cummins, Inc.	3.7	2.6
Precision Castparts Corp.	3.5	2.9
Deere & Co.	3.2	2.5
	51.7
Top Industries (% of fund's net assets)
As of February 28, 2010
Machinery	30.5%
Aerospace & Defense	25.0%
Industrial Conglomerates	18.7%
Electrical Equipment	7.3%
Building Products	4.2%
All Others*	14.3%

As of August 31, 2009
Aerospace & Defense	24.8%
Machinery	22.3%
Industrial Conglomerates	19.1%
Electrical Equipment	11.9%
Auto Components	4.8%
All Others*	17.1%

* Includes short-term investments and net other assets.

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
AEROSPACE & DEFENSE - 25.0%
Aerospace & Defense - 25.0%
Alliant Techsystems, Inc. (a)	6,400	$ 508,480
Goodrich Corp.	33,600	2,205,168
Heico Corp. Class A	28,100	1,042,510
Honeywell International, Inc.	128,500	5,160,560
LMI Aerospace, Inc. (a)	29,900	379,431
Lockheed Martin Corp.	10,500	816,480
Precision Castparts Corp.	37,500	4,228,125
Raytheon Co.	55,600	3,126,944
The Boeing Co.	46,800	2,955,888
TransDigm Group, Inc.	9,600	482,112
United Technologies Corp.	133,500	9,164,775
		30,070,473
AUTO COMPONENTS - 3.6%
Auto Parts & Equipment - 3.6%
BorgWarner, Inc.	37,500	1,404,750
Johnson Controls, Inc.	93,100	2,895,410
		4,300,160
BUILDING PRODUCTS - 4.2%
Building Products - 4.2%
Gibraltar Industries, Inc. (a)	34,800	406,464
Lennox International, Inc.	42,900	1,810,380
Masco Corp.	210,233	2,810,815
		5,027,659
CONSTRUCTION & ENGINEERING - 2.8%
Construction & Engineering - 2.8%
Fluor Corp.	37,600	1,609,280
Jacobs Engineering Group, Inc. (a)	46,800	1,815,840
		3,425,120
ELECTRICAL EQUIPMENT - 7.3%
Electrical Components & Equipment - 7.3%
Acuity Brands, Inc.	23,700	923,826
AMETEK, Inc.	69,750	2,723,040
Cooper Industries PLC Class A	41,200	1,868,832
Regal-Beloit Corp.	22,000	1,241,240
Roper Industries, Inc.	28,000	1,552,320
Saft Groupe SA	13,861	506,895
		8,816,153
ELECTRONIC EQUIPMENT & COMPONENTS - 1.6%
Electronic Equipment & Instruments - 0.3%
Itron, Inc. (a)	5,600	374,920
Electronic Manufacturing Services - 1.3%
Tyco Electronics Ltd.	61,300	1,571,119
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		1,946,039

	Shares	Value
HOUSEHOLD DURABLES - 2.1%
Household Appliances - 2.1%
Black & Decker Corp.	35,061	$ 2,540,871
INDUSTRIAL CONGLOMERATES - 18.7%
Industrial Conglomerates - 18.7%
3M Co.	94,500	7,574,175
Carlisle Companies, Inc.	25,100	860,930
General Electric Co.	805,555	12,937,213
Textron, Inc.	60,000	1,195,200
		22,567,518
MACHINERY - 30.5%
Construction & Farm Machinery & Heavy Trucks - 15.0%
Bucyrus International, Inc. Class A	16,500	1,032,240
Caterpillar, Inc.	83,700	4,775,085
Commercial Vehicle Group, Inc. (a)	98,800	491,036
Cummins, Inc.	77,700	4,411,806
Deere & Co.	67,200	3,850,560
Joy Global, Inc.	23,400	1,188,720
Navistar International Corp. (a)	33,300	1,304,028
PACCAR, Inc.	28,400	1,003,940
		18,057,415
Industrial Machinery - 15.5%
Altra Holdings, Inc. (a)	148,645	1,716,850
Blount International, Inc. (a)	86,700	956,301
Crane Co.	49,600	1,570,832
Danaher Corp.	64,900	4,800,653
Ingersoll-Rand Co. Ltd.	167,400	5,341,734
SPX Corp.	29,600	1,760,904
Timken Co.	44,100	1,156,743
Weg SA	133,500	1,301,646
		18,605,663
TOTAL MACHINERY		36,663,078
TRADING COMPANIES & DISTRIBUTORS - 2.8%
Trading Companies & Distributors - 2.8%
Interline Brands, Inc. (a)	74,100	1,311,570
Rush Enterprises, Inc. Class A (a)	70,400	769,472
W.W. Grainger, Inc.	12,500	1,270,625
		3,351,667
TOTAL COMMON STOCKS (Cost $97,128,678)		118,708,738
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b) (Cost $2,013,361)	2,013,361	$ 2,013,361
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $99,142,039)	120,722,099
NET OTHER ASSETS - (0.3)%	(353,667)
NET ASSETS - 100%	$ 120,368,432
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,185
Fidelity Securities Lending Cash Central Fund	9,398
Total	$ 18,583
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $22,459,319 of which $15,456,118 and $7,003,201 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $97,128,678)	$ 118,708,738
Fidelity Central Funds (cost $2,013,361)	2,013,361
Total Investments (cost $99,142,039)		$ 120,722,099
Receivable for investments sold		1,951,423
Receivable for fund shares sold		1,333,666
Dividends receivable		348,311
Distributions receivable from Fidelity Central Funds		151
Prepaid expenses		325
Other receivables		540
Total assets		124,356,515

Liabilities
Payable for investments purchased	$ 3,767,298
Payable for fund shares redeemed	106,763
Accrued management fee	53,509
Other affiliated payables	27,484
Other payables and accrued expenses	33,029
Total liabilities		3,988,083

Net Assets		$ 120,368,432
Net Assets consist of:
Paid in capital		$ 135,097,740
Undistributed net investment income		141,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,448,095)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,577,769
Net Assets, for 4,600,989 shares outstanding		$ 120,368,432
Net Asset Value, offering price and redemption price per share ($120,368,432 ÷ 4,600,989 shares)		$ 26.16

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 1,717,886
Interest		2
Income from Fidelity Central Funds (including $9,398 from security lending)		18,583
Total income		1,736,471

Expenses
Management fee	$ 538,672
Transfer agent fees	262,226
Accounting and security lending fees	37,690
Custodian fees and expenses	8,526
Independent trustees' compensation	613
Registration fees	18,232
Audit	39,469
Legal	418
Miscellaneous	1,451
Total expenses before reductions	907,297
Expense reductions	(3,792)	903,505
Net investment income (loss)		832,966
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,491,052)
Foreign currency transactions	(21,901)
Total net realized gain (loss)		(1,512,953)
Change in net unrealized appreciation (depreciation) on: Investment securities	51,981,633
Assets and liabilities in foreign currencies	(379)
Total change in net unrealized appreciation (depreciation)		51,981,254
Net gain (loss)		50,468,301
Net increase (decrease) in net assets resulting from operations		$ 51,301,267

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 832,966	$ 1,408,292
Net realized gain (loss)	(1,512,953)	(34,231,319)
Change in net unrealized appreciation (depreciation)	51,981,254	(34,351,350)
Net increase (decrease) in net assets resulting from operations	51,301,267	(67,174,377)
Distributions to shareholders from net investment income	(975,812)	(1,289,984)
Distributions to shareholders from net realized gain	-	(2,684,730)
Total distributions	(975,812)	(3,974,714)
Share transactions Proceeds from sales of shares	49,021,581	48,262,573
Reinvestment of distributions	954,775	3,849,298
Cost of shares redeemed	(27,195,052)	(102,754,244)
Net increase (decrease) in net assets resulting from share transactions	22,781,304	(50,642,373)
Redemption fees	1,867	6,077
Total increase (decrease) in net assets	73,108,626	(121,785,387)

Net Assets
Beginning of period	47,259,806	169,045,193
End of period (including undistributed net investment income of $141,018 and undistributed net investment income of $305,731, respectively)	$ 120,368,432	$ 47,259,806
Other Information Shares
Sold	2,390,272	1,720,009
Issued in reinvestment of distributions	43,393	145,108
Redeemed	(1,214,279)	(3,693,123)
Net increase (decrease)	1,219,386	(1,828,006)

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.98	$ 32.45	$ 31.50	$ 29.15	$ 26.85
Income from Investment Operations
Net investment income (loss) C	.19	.33	.28	.18	.07
Net realized and unrealized gain (loss)	12.22	(17.96)	2.73	2.59	4.02
Total from investment operations	12.41	(17.63)	3.01	2.77	4.09
Distributions from net investment income	(.23)	(.34)	(.23)	(.10)	(.02)
Distributions from net realized gain	-	(.50)	(1.83)	(.33)	(1.78)
Total distributions	(.23)	(.84)	(2.06)	(.43)	(1.80)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 26.16	$ 13.98	$ 32.45	$ 31.50	$ 29.15
Total Return A, B	89.06%	(55.46)%	9.25%	9.59%	16.17%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.90%	.88%	.99%	1.03%
Expenses net of fee waivers, if any	.95%	.90%	.88%	.99%	1.03%
Expenses net of all reductions	.94%	.90%	.88%	.98%	1.02%
Net investment income (loss)	.87%	1.22%	.80%	.60%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,368	$ 47,260	$ 169,045	$ 82,528	$ 74,770
Portfolio turnover rate E	74%	136%	92%	104%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio A	82.95%	4.51%	8.56%

A Prior to October 1, 2006, Industrials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Tobias Welo, Portfolio Manager of Select Industrials Portfolio: During the past year, the fund returned 82.95%, well ahead of the S&P 500 and the 72.53% mark of the MSCI® U.S. IM Industrials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, an out-of-benchmark stake in the tires and rubber industry - represented entirely by one holding, Goodyear Tire & Rubber - contributed to performance. A surge in auto sales related to the government's Cash for Clunkers incentive program boosted demand for tires and aided the stock. The combination of Goodyear's cost cutting, debt restructuring, new products and lower raw materials costs also had a hand in making the stock more attractive to investors. I sold Goodyear, the fund's top relative contributor during the period, to lock in profits. Underweightings and favorable stock picks in construction/engineering and environmental/facility services also aided our results, as did security selection in several out-of-index subsectors: specialty chemicals, household appliances and auto parts/equipment. I'll also mention overweighting construction and farm machinery/heavy trucks, although weak stock picking counterbalanced the positive impact. Other holdings that contributed included Cummins, which makes engines for heavy trucks, auto interior manufacturer Johnson Controls, household-tool maker Black & Decker - which agreed to be acquired by rival Stanley Works during the period - and specialty chemicals supplier W.R. Grace, the last of which I sold. All of the contributors I mentioned, except for Cummins, were out-of-index positions. Conversely, a modest cash position worked against us in a strongly advancing market. Not owning any airline stocks also detracted, as the group posted a triple-digit gain. Our top relative detractor was heavy equipment maker and index component Caterpillar, which I underweighted. Although I thought there were better ways to play the heavy machinery segment, easing credit markets and renewed investor optimism lifted the stock to a triple-digit gain. Other notable detractors were Rush Enterprises, a seller of new and used heavy- and medium-duty trucks, and heavy equipment manufacturer Navistar. Underweighting aerospace heavyweight Boeing also was counterproductive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	7.1	3.6
United Technologies Corp.	6.2	6.4
Union Pacific Corp.	4.5	5.0
3M Co.	4.2	4.5
Cummins, Inc.	3.5	3.0
Honeywell International, Inc.	3.3	4.3
Ingersoll-Rand Co. Ltd.	3.3	3.4
Danaher Corp.	3.0	2.8
Raytheon Co.	2.4	1.6
Deere & Co.	2.4	1.8
	39.9
Top Industries (% of fund's net assets)
As of February 28, 2010
Machinery	22.6%
Aerospace & Defense	20.0%
Industrial Conglomerates	14.2%
Road & Rail	11.3%
Electrical Equipment	5.9%
All Others*	26.0%

As of August 31, 2009
Aerospace & Defense	19.7%
Machinery	17.4%
Road & Rail	14.0%
Industrial Conglomerates	11.6%
Electrical Equipment	6.6%
All Others*	30.7%

* Includes short-term investments and net other assets.

Annual Report

Industrials Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
AEROSPACE & DEFENSE - 20.0%
Aerospace & Defense - 20.0%
BE Aerospace, Inc. (a)	63,819	$ 1,652,912
Honeywell International, Inc.	210,900	8,469,744
Lockheed Martin Corp.	61,800	4,805,568
Precision Castparts Corp.	50,200	5,660,050
Raytheon Co.	108,053	6,076,901
Spirit AeroSystems Holdings, Inc. Class A (a)	157,800	3,017,136
The Boeing Co.	83,700	5,286,492
United Technologies Corp.	228,501	15,686,594
		50,655,397
AUTO COMPONENTS - 1.5%
Auto Parts & Equipment - 1.5%
BorgWarner, Inc.	50,400	1,887,984
Johnson Controls, Inc.	43,200	1,343,520
Stoneridge, Inc. (a)	55,900	466,206
		3,697,710
BEVERAGES - 0.3%
Soft Drinks - 0.3%
Heckmann Corp. (a)(c)	121,700	727,766
BUILDING PRODUCTS - 4.5%
Building Products - 4.5%
AAON, Inc.	30,837	648,810
Armstrong World Industries, Inc. (a)	37,106	1,366,243
Lennox International, Inc.	37,300	1,574,060
Masco Corp.	394,510	5,274,599
Owens Corning (a)	106,726	2,511,263
		11,374,975
COMMERCIAL SERVICES & SUPPLIES - 4.2%
Diversified Support Services - 0.7%
Cintas Corp.	73,000	1,809,670
Environmental & Facility Services - 1.9%
Casella Waste Systems, Inc. Class A (a)	206,300	934,539
Republic Services, Inc.	113,895	3,205,005
RINO International Corp. (a)(c)	28,100	567,901
		4,707,445
Office Services & Supplies - 0.9%
Avery Dennison Corp.	31,600	998,560
United Stationers, Inc. (a)	23,532	1,343,913
		2,342,473
Security & Alarm Services - 0.7%
The Brink's Co.	72,824	1,855,556
TOTAL COMMERCIAL SERVICES & SUPPLIES		10,715,144
CONSTRUCTION & ENGINEERING - 3.5%
Construction & Engineering - 3.5%
AECOM Technology Corp. (a)	39,200	1,062,320
Fluor Corp.	78,219	3,347,773

	Shares	Value
Jacobs Engineering Group, Inc. (a)	69,884	$ 2,711,499
MasTec, Inc. (a)	124,500	1,648,380
		8,769,972
ELECTRICAL EQUIPMENT - 5.9%
Electrical Components & Equipment - 5.9%
Acuity Brands, Inc. (c)	57,400	2,237,452
AMETEK, Inc.	76,750	2,996,320
Cooper Industries PLC Class A	73,600	3,338,496
Fushi Copperweld, Inc. (a)	152,539	1,392,681
General Cable Corp. (a)	52,800	1,289,904
Regal-Beloit Corp.	53,900	3,041,038
Zumtobel AG (a)	28,534	605,268
		14,901,159
ELECTRONIC EQUIPMENT & COMPONENTS - 2.2%
Electronic Components - 0.2%
Omron Corp.	28,700	625,536
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. (a)	41,200	1,296,152
Keyence Corp.	2,900	636,972
		1,933,124
Electronic Manufacturing Services - 0.5%
Tyco Electronics Ltd.	49,200	1,260,996
Technology Distributors - 0.7%
Anixter International, Inc. (a)	43,674	1,822,953
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		5,642,609
HOUSEHOLD DURABLES - 2.0%
Homebuilding - 0.4%
PDG Realty S.A. Empreendimentos e Participacoes	112,300	991,166
Household Appliances - 1.6%
Black & Decker Corp.	56,600	4,101,802
TOTAL HOUSEHOLD DURABLES		5,092,968
INDUSTRIAL CONGLOMERATES - 14.2%
Industrial Conglomerates - 14.2%
3M Co.	131,700	10,555,755
Carlisle Companies, Inc.	43,243	1,483,235
General Electric Co.	1,123,207	18,038,704
Koninklijke Philips Electronics NV	21,800	637,370
Textron, Inc.	141,400	2,816,688
Tyco International Ltd.	63,636	2,294,714
		35,826,466
IT SERVICES - 0.3%
Data Processing & Outsourced Services - 0.3%
Hewitt Associates, Inc. Class A (a)	21,156	803,716
MACHINERY - 22.6%
Construction & Farm Machinery & Heavy Trucks - 11.3%
Bucyrus International, Inc. Class A	45,450	2,843,352
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction & Farm Machinery & Heavy Trucks - continued
Caterpillar, Inc.	43,700	$ 2,493,085
Cummins, Inc.	155,671	8,838,999
Deere & Co.	104,100	5,964,930
Joy Global, Inc.	19,300	980,440
Navistar International Corp. (a)	73,226	2,867,530
PACCAR, Inc.	116,600	4,121,810
Sany Heavy Equipment International Holdings Co. Ltd.	534,000	546,232
		28,656,378
Industrial Machinery - 11.3%
Actuant Corp. Class A	8,600	155,746
Altra Holdings, Inc. (a)	108,215	1,249,883
Barnes Group, Inc.	75,921	1,219,291
Blount International, Inc. (a)	8,285	91,384
Danaher Corp.	102,900	7,611,513
Ingersoll-Rand Co. Ltd.	261,900	8,357,229
Kennametal, Inc.	69,540	1,811,517
NSK Ltd.	110,000	775,232
SmartHeat, Inc. (a)	48,899	585,321
SPX Corp.	25,300	1,505,097
The Weir Group PLC	19,500	232,265
Timken Co.	89,838	2,356,451
TriMas Corp. (a)	179,143	1,090,981
Weg SA	169,300	1,650,702
		28,692,612
TOTAL MACHINERY		57,348,990
MARINE - 0.2%
Marine - 0.2%
Ultrapetrol (Bahamas) Ltd. (a)	74,486	384,348
PROFESSIONAL SERVICES - 2.0%
Human Resource & Employment Services - 0.7%
Manpower, Inc.	35,230	1,815,050
Research & Consulting Services - 1.3%
Equifax, Inc.	80,000	2,580,800
ICF International, Inc. (a)	31,442	736,686
		3,317,486
TOTAL PROFESSIONAL SERVICES		5,132,536
ROAD & RAIL - 11.3%
Railroads - 8.6%
America Latina Logistica SA unit	123,400	1,099,377

	Shares	Value
CSX Corp.	99,400	$ 4,717,524
Norfolk Southern Corp.	88,000	4,525,840
Union Pacific Corp.	170,200	11,466,374
		21,809,115
Trucking - 2.7%
Arkansas Best Corp.	29,000	760,960
Avis Budget Group, Inc. (a)	296,800	3,122,336
Con-way, Inc.	21,300	692,037
Hertz Global Holdings, Inc. (a)(c)	141,300	1,328,220
Saia, Inc. (a)	78,700	996,342
		6,899,895
TOTAL ROAD & RAIL		28,709,010
TRADING COMPANIES & DISTRIBUTORS - 2.4%
Trading Companies & Distributors - 2.4%
Interline Brands, Inc. (a)	111,123	1,966,877
Rush Enterprises, Inc. Class A (a)	379,744	4,150,602
		6,117,479
TOTAL COMMON STOCKS (Cost $213,959,185)		245,900,245
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 0.16% (d)	5,621,457	5,621,457
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	2,180,400	2,180,400
TOTAL MONEY MARKET FUNDS (Cost $7,801,857)		7,801,857
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $221,761,042)		253,702,102
NET OTHER ASSETS - (0.2)%		(415,184)
NET ASSETS - 100%		$ 253,286,918
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,544
Fidelity Securities Lending Cash Central Fund	51,953
Total	$ 70,497
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 245,900,245	$ 245,262,875	$ 637,370	$ -
Money Market Funds	7,801,857	7,801,857	-	-
Total Investments in Securities:	$ 253,702,102	$ 253,064,732	$ 637,370	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 13,400
Total Realized Gain (Loss)	(8,789)
Total Unrealized Gain (Loss)	(423)
Cost of Purchases	-
Proceeds of Sales	(4,188)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $15,655,060 of which $12,506,212 and $3,148,848 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $2,155,080) - See accompanying schedule: Unaffiliated issuers (cost $213,959,185)	$ 245,900,245
Fidelity Central Funds (cost $7,801,857)	7,801,857
Total Investments (cost $221,761,042)		$ 253,702,102
Receivable for investments sold		2,833,985
Receivable for fund shares sold		1,287,265
Dividends receivable		698,401
Distributions receivable from Fidelity Central Funds		4,979
Prepaid expenses		649
Other receivables		1,610
Total assets		258,528,991

Liabilities
Payable for investments purchased	$ 2,729,406
Payable for fund shares redeemed	115,787
Accrued management fee	113,255
Other affiliated payables	68,142
Other payables and accrued expenses	35,083
Collateral on securities loaned, at value	2,180,400
Total liabilities		5,242,073

Net Assets		$ 253,286,918
Net Assets consist of:
Paid in capital		$ 239,592,785
Undistributed net investment income		216,667
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,463,403)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,940,869
Net Assets, for 13,775,786 shares outstanding		$ 253,286,918
Net Asset Value, offering price and redemption price per share ($253,286,918 ÷ 13,775,786 shares)		$ 18.39

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 3,100,643
Interest		4
Income from Fidelity Central Funds (including $51,953 from security lending)		70,497
Total income		3,171,144

Expenses
Management fee	$ 1,065,885
Transfer agent fees	606,501
Accounting and security lending fees	74,729
Custodian fees and expenses	25,687
Independent trustees' compensation	1,144
Registration fees	24,802
Audit	41,430
Legal	756
Miscellaneous	2,299
Total expenses before reductions	1,843,233
Expense reductions	(9,297)	1,833,936
Net investment income (loss)		1,337,208
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,951,254
Foreign currency transactions	(48,352)
Total net realized gain (loss)		17,902,902
Change in net unrealized appreciation (depreciation) on: Investment securities	71,576,874
Assets and liabilities in foreign currencies	2,021
Total change in net unrealized appreciation (depreciation)		71,578,895
Net gain (loss)		89,481,797
Net increase (decrease) in net assets resulting from operations		$ 90,819,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,337,208	$ 1,304,782
Net realized gain (loss)	17,902,902	(35,410,399)
Change in net unrealized appreciation (depreciation)	71,578,895	(41,578,602)
Net increase (decrease) in net assets resulting from operations	90,819,005	(75,684,219)
Distributions to shareholders from net investment income	(1,344,452)	(1,096,997)
Distributions to shareholders from net realized gain	-	(383,781)
Total distributions	(1,344,452)	(1,480,778)
Share transactions Proceeds from sales of shares	152,810,869	101,692,231
Reinvestment of distributions	1,313,478	1,429,794
Cost of shares redeemed	(73,864,430)	(66,872,108)
Net increase (decrease) in net assets resulting from share transactions	80,259,917	36,249,917
Redemption fees	10,490	13,781
Total increase (decrease) in net assets	169,744,960	(40,901,299)

Net Assets
Beginning of period	83,541,958	124,443,257
End of period (including undistributed net investment income of $216,667 and undistributed net investment income of $272,154, respectively)	$ 253,286,918	$ 83,541,958
Other Information Shares
Sold	10,033,014	5,994,821
Issued in reinvestment of distributions	79,541	100,146
Redeemed	(4,595,193)	(3,907,588)
Net increase (decrease)	5,517,362	2,187,379

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.12	$ 20.50	$ 20.70	$ 20.97	$ 19.21
Income from Investment Operations
Net investment income (loss) C	.11	.18	.11	.14	.06
Net realized and unrealized gain (loss)	8.27	(10.35)	1.40	1.55	3.06
Total from investment operations	8.38	(10.17)	1.51	1.69	3.12
Distributions from net investment income	(.11)	(.15)	(.09)	(.08)	(.05)
Distributions from net realized gain	-	(.06)	(1.62)	(1.89)	(1.32)
Total distributions	(.11)	(.21)	(1.71)	(1.97)	(1.37)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 18.39	$ 10.12	$ 20.50	$ 20.70	$ 20.97
Total Return A,B	82.95%	(49.92)%	7.14%	8.34%	17.23%
Ratios to Average Net Assets D,F
Expenses before reductions	.97%	1.00%	1.00%	1.10%	1.12%
Expenses net of fee waivers, if any	.97%	1.00%	1.00%	1.10%	1.12%
Expenses net of all reductions	.97%	.99%	.99%	1.09%	1.07%
Net investment income (loss)	.71%	1.08%	.49%	.66%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,287	$ 83,542	$ 124,443	$ 76,011	$ 83,680
Portfolio turnover rate E	106%	132%	108%	185%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	77.62%	3.51%	9.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending Febru-ary 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from John Mirshekari, Portfolio Manager of Select Transportation Portfolio: During the past year, the fund returned 77.62%, topping the S&P 500 and the 76.01% mark of the MSCI® U.S. IM Transportation 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, we were rewarded by a large overweighting - tempered to some extent by security selection - in the airline group, which hit bottom shortly after the period began and was one of the market's best-performing industries thereafter. Several out-of-index picks in trucking also added value, as did overweighting the railroad industry and underweighting air freight/logistics. In absolute terms, our foreign holdings were boosted by a weaker U.S. dollar. Railroad CSX was the fund's largest individual contributor to relative performance. A large overweighted position since I began managing the fund in February 2009, CSX benefited from the "rail renaissance" that began around 2003. An out-of-index stake in Canadian trucking company Contrans Income Fund - renamed Contrans Group - also contributed to performance. I thought the stock was exceptionally undervalued, and I was extremely impressed with the firm's CEO. Additionally, last December Contrans converted from an income trust to a corporation, which I thought would provide the company with greater financial flexibility. Another large contributor was Southwest Airlines. On the negative side, our cash position dampened results when the market rebounded strongly during the spring. Unfavorable security selection within air freight/logistics also held back the fund's return. The two largest individual detractors were package carrier FedEx and Goodyear Tire & Rubber. Selling our underweighted position in FedEx, a strong performer during the period, was a consequence of investing in other stocks I thought had more promise. I expected Goodyear's earnings to come in above investor expectations due to a decline in the cost of raw materials, as well as cost-cutting initiatives undertaken by the company. Unfortunately, these catalysts were offset by an unexpectedly large stockpile of commercial tire inventory. Goodyear was an out-of-index holding and was sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp.	16.9	22.9
CSX Corp.	9.0	15.2
UAL Corp.	6.9	0.0
Delta Air Lines, Inc.	6.8	4.3
Quality Distribution, Inc.	5.6	3.1
Southwest Airlines Co.	4.9	2.8
Contrans Group, Inc. Class A	4.6	5.2
United Parcel Service, Inc. Class B	4.5	1.0
Continental Airlines, Inc. Class B	4.4	0.0
Pinnacle Airlines Corp.	4.3	6.3
	67.9
Top Industries (% of fund's net assets)
As of February 28, 2010
Road & Rail	49.1%
Airlines	43.7%
Air Freight & Logistics	6.0%
Marine	0.3%
Machinery	0.2%
All Others*	0.7%

As of August 31, 2009
Road & Rail	69.5%
Airlines	20.8%
Air Freight & Logistics	4.9%
Marine	1.1%
Aerospace & Defense	0.1%
All Others*	3.6%

* Includes short-term investments and net other assets.

Annual Report

Transportation Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
AIR FREIGHT & LOGISTICS - 6.0%
Air Freight & Logistics - 6.0%
AutoInfo, Inc. (a)	511,095	$ 204,438
Dynamex, Inc. (a)	20,615	358,701
United Parcel Service, Inc. Class B	82,700	4,857,798
UTI Worldwide, Inc.	68,400	1,021,212
		6,442,149
AIRLINES - 43.7%
Airlines - 43.7%
Air Canada:
warrants 10/27/12 (a)(e)	525,850	202,394
Class A (a)(e)	1,251,700	1,820,006
AirTran Holdings, Inc. (a)(c)	441,300	2,127,066
Alaska Air Group, Inc. (a)	110,000	3,850,000
AMR Corp. (a)	456,900	4,198,911
Continental Airlines, Inc. Class B (a)(c)	231,440	4,781,550
Delta Air Lines, Inc. (a)	564,602	7,294,658
Hawaiian Holdings, Inc. (a)	305,124	2,373,865
Pinnacle Airlines Corp. (a)	571,215	4,643,978
Republic Airways Holdings, Inc. (a)	87,900	535,311
SkyWest, Inc.	48,800	720,288
Southwest Airlines Co.	423,600	5,328,888
UAL Corp. (a)(c)	435,712	7,472,461
US Airways Group, Inc. (a)(c)	236,300	1,732,079
		47,081,455
MACHINERY - 0.2%
Construction & Farm Machinery & Heavy Trucks - 0.2%
Wabash National Corp. (a)	73,785	216,928
MARINE - 0.3%
Marine - 0.3%
Horizon Lines, Inc. Class A (c)	79,000	319,160
ROAD & RAIL - 49.1%
Railroads - 30.8%
CSX Corp.	204,773	9,718,527
Kansas City Southern (a)	56,900	1,951,670
Norfolk Southern Corp.	65,800	3,384,094
Union Pacific Corp.	270,368	18,214,691
		33,268,982
Trucking - 18.3%
Arkansas Best Corp. (c)	39,100	1,025,984

	Shares	Value
Con-way, Inc.	58,200	$ 1,890,918
Contrans Group, Inc. Class A	682,600	4,995,030
Frozen Food Express Industries, Inc.	286,129	1,001,452
Quality Distribution, Inc. (a)(d)	1,477,113	6,070,934
Saia, Inc. (a)	123,000	1,557,180
US 1 Industries, Inc. (a)	800	640
Vitran Corp., Inc. (a)	328,500	3,186,452
		19,728,590
TOTAL ROAD & RAIL		52,997,572
TOTAL COMMON STOCKS (Cost $90,204,395)		107,057,264
Money Market Funds - 15.8%

Fidelity Cash Central Fund, 0.16% (f)	4,065,905	4,065,905
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(f)	13,015,370	13,015,370
TOTAL MONEY MARKET FUNDS (Cost $17,081,275)		17,081,275
TOTAL INVESTMENT PORTFOLIO - 115.1% (Cost $107,285,670)	124,138,539
NET OTHER ASSETS - (15.1)%	(16,296,675)
NET ASSETS - 100%	$ 107,841,864
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,022,400 or 1.9% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,967
Fidelity Securities Lending Cash Central Fund	20,270
Total	$ 30,237
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Quality Distribution, Inc.	$ -	$ 4,346,109	$ -	$ -	$ 6,070,934
Total	$ -	$ 4,346,109	$ -	$ -	$ 6,070,934
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
Canada	9.5%
British Virgin Islands	1.0%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $17,240,109 of which $4,423,937 and $12,816,172 will expire on February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $13,362,456) - See accompanying schedule: Unaffiliated issuers (cost $85,858,286)	$ 100,986,330
Fidelity Central Funds (cost $17,081,275)	17,081,275
Other affiliated issuers (cost $4,346,109)	6,070,934
Total Investments (cost $107,285,670)		$ 124,138,539
Receivable for investments sold Regular delivery		1,659,131
Delayed delivery		38,014
Receivable for fund shares sold		4,028,374
Dividends receivable		190,057
Distributions receivable from Fidelity Central Funds		1,367
Prepaid expenses		268
Other receivables		3,416
Total assets		130,059,166

Liabilities
Payable for investments purchased	$ 9,041,242
Payable for fund shares redeemed	62,146
Accrued management fee	42,845
Other affiliated payables	26,105
Other payables and accrued expenses	29,594
Collateral on securities loaned, at value	13,015,370
Total liabilities		22,217,302

Net Assets		$ 107,841,864
Net Assets consist of:
Paid in capital		$ 115,865,469
Undistributed net investment income		28,264
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,904,738)
Net unrealized appreciation (depreciation) on investments		16,852,869
Net Assets, for 2,567,259 shares outstanding		$ 107,841,864
Net Asset Value, offering price and redemption price per share ($107,841,864 ÷ 2,567,259 shares)		$ 42.01

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 1,577,607
Interest		2
Income from Fidelity Central Funds (including $20,270 from security lending)		30,237
Total income		1,607,846

Expenses
Management fee	$ 475,381
Transfer agent fees	280,153
Accounting and security lending fees	33,419
Custodian fees and expenses	14,484
Independent trustees' compensation	588
Registration fees	25,493
Audit	41,460
Legal	449
Interest	310
Miscellaneous	1,482
Total expenses before reductions	873,219
Expense reductions	(25,313)	847,906
Net investment income (loss)		759,940
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,803,453)
Foreign currency transactions	26,368
Total net realized gain (loss)		(13,777,085)
Change in net unrealized appreciation (depreciation) on: Investment securities	59,150,909
Assets and liabilities in foreign currencies	(90)
Total change in net unrealized appreciation (depreciation)		59,150,819
Net gain (loss)		45,373,734
Net increase (decrease) in net assets resulting from operations		$ 46,133,674

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 759,940	$ 687,743
Net realized gain (loss)	(13,777,085)	(9,279,032)
Change in net unrealized appreciation (depreciation)	59,150,819	(49,256,175)
Net increase (decrease) in net assets resulting from operations	46,133,674	(57,847,464)
Distributions to shareholders from net investment income	(803,963)	(707,330)
Distributions to shareholders from net realized gain	(42,688)	(1,981,663)
Total distributions	(846,651)	(2,688,993)
Share transactions Proceeds from sales of shares	64,949,271	145,988,565
Reinvestment of distributions	822,278	2,597,393
Cost of shares redeemed	(82,931,981)	(100,791,576)
Net increase (decrease) in net assets resulting from share transactions	(17,160,432)	47,794,382
Redemption fees	9,849	15,389
Total increase (decrease) in net assets	28,136,440	(12,726,686)

Net Assets
Beginning of period	79,705,424	92,432,110
End of period (including undistributed net investment income of $28,264 and undistributed net investment income of $88,502, respectively)	$ 107,841,864	$ 79,705,424
Other Information Shares
Sold	1,857,783	3,860,524
Issued in reinvestment of distributions	22,055	65,814
Redeemed	(2,649,455)	(2,674,176)
Net increase (decrease)	(769,617)	1,252,162

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 23.89	$ 44.34	$ 53.00	$ 50.22	$ 42.08
Income from Investment Operations
Net investment income (loss) C	.29	.29	.19 F	.04	.17
Net realized and unrealized gain (loss)	18.21	(19.29)	(4.66)	3.72	8.99
Total from investment operations	18.50	(19.00)	(4.47)	3.76	9.16
Distributions from net investment income	(.36)	(.25)	(.07)	(.02)	(.10)
Distributions from net realized gain	(.02)	(1.21)	(4.13)	(1.01)	(.96)
Total distributions	(.38)	(1.46)	(4.20)	(1.03)	(1.06)
Redemption fees added to paid in capital C	- I	.01	.01	.05	.04
Net asset value, end of period	$ 42.01	$ 23.89	$ 44.34	$ 53.00	$ 50.22
Total Return A, B	77.62%	(44.20)%	(8.89)%	7.65%	22.24%
Ratios to Average Net Assets D, G
Expenses before reductions	1.03%	1.03%	.99%	1.03%	1.13%
Expenses net of fee waivers, if any	1.03%	1.03%	.99%	1.03%	1.13%
Expenses net of all reductions	1.00%	1.03%	.99%	1.02%	1.11%
Net investment income (loss)	.90%	.79%	.36% F	.09%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,842	$ 79,705	$ 92,432	$ 105,027	$ 103,927
Portfolio turnover rate E	265%	81%	84%	133%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .21%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$ 92,349,151	$ 17,273,716	$ (945,775)	$ 16,327,941
Defense and Aerospace Portfolio	587,073,107	92,759,976	(63,777,797)	28,982,179
Environmental Portfolio	50,930,841	4,385,471	(2,672,592)	1,712,879
Industrial Equipment Portfolio	113,130,815	18,523,366	(10,932,082)	7,591,284
Industrials Portfolio	223,870,292	36,514,897	(6,683,087)	29,831,810
Transportation Portfolio	114,950,300	13,066,823	(3,878,584)	9,188,239

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$ -	$ (12,996,324)	$ 16,327,885
Defense and Aerospace Portfolio	933,570	(137,484,877)	28,982,432
Environmental Portfolio	-	(11,226,215)	1,712,879
Industrial Equipment Portfolio	141,018	(22,459,319)	7,588,993
Industrials Portfolio	216,667	(15,655,060)	29,831,619
Transportation Portfolio	28,263	(17,240,109)	9,188,239

The tax character of distributions paid was as follows:

February 28, 2010
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ -	$ -	$ -
Defense and Aerospace Portfolio	9,658,561	-	9,658,561
Environmental Portfolio	428,453	-	428,453
Industrial Equipment Portfolio	975,812	-	975,812
Industrials Portfolio	1,344,452	-	1,344,452
Transportation Portfolio	846,651	-	846,651
February 28, 2009
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ -	$ 3,673,839	$ 3,673,839
Defense and Aerospace Portfolio	6,223,008	69,243,502	75,466,510
Environmental Portfolio	218,293	-	218,293
Industrial Equipment Portfolio	1,289,984	2,684,730	3,974,714
Industrials Portfolio	1,096,997	383,781	1,480,778
Transportation Portfolio	707,330	1,981,663	2,688,993

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	109,593,886	84,219,931
Defense and Aerospace Portfolio	368,575,442	429,863,019
Environmental Portfolio	59,070,502	61,243,128
Industrial Equipment Portfolio	93,099,575	68,255,072
Industrials Portfolio	267,752,140	191,409,655
Transportation Portfolio	218,612,205	234,836,371

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.26%	.56%
Defense and Aerospace Portfolio	.30%	.26%	.56%
Environmental Portfolio	.30%	.26%	.56%
Industrial Equipment Portfolio	.30%	.26%	.56%
Industrials Portfolio	.30%	.26%	.56%
Transportation Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.31%
Defense and Aerospace Portfolio	.33%
Environmental Portfolio	.35%
Industrial Equipment Portfolio	.27%
Industrials Portfolio	.32%
Transportation Portfolio	.33%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 683
Defense and Aerospace Portfolio	2,991
Environmental Portfolio	1,857
Industrial Equipment Portfolio	6,024
Industrials Portfolio	7,839
Transportation Portfolio	3,339

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Transportation Portfolio	Borrower	$ 6,060,800.37%		$ 310

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Air Transportation Portfolio	$ 166
Defense and Aerospace Portfolio	1,901
Environmental Portfolio	165
Industrial Equipment Portfolio	322
Industrials Portfolio	620
Transportation Portfolio	302

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's custody expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Air Transportation Portfolio	$ 24,409	$ -
Defense and Aerospace Portfolio	18,505	-
Environmental Portfolio	2,163	-
Industrial Equipment Portfolio	3,789	3
Industrials Portfolio	9,289	8
Transportation Portfolio	25,313	-

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 60% Portfolio was the owner of record of approximately 12% of the total outstanding shares of Industrials Portfolio. The VIP FundsManager Portfolios were the owners of record, in the aggregate, of approximately 23% of the total outstanding shares of Industrials Portfolio. In addition, at the end of the period, PAS U.S. Opportunity Fund of Funds was the owner of record of approximately 11% and 10%, respectively, of the total outstanding shares of Industrial Equipment Portfolio and Industrials Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-
present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Defense and Aerospace Portfolio	100%	100%
Environmental Portfolio	-	81%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2009	December 2009
Defense and Aerospace Portfolio	100%	90%
Environmental Portfolio	-	95%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

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Fidelity®
Select Portfolios®

Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders
Note to shareholders	<Click Here>	An explanation of the changes to the fund.
Chemicals	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	79.15%	6.32%	11.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Matthew Schuldt, Portfolio Manager of Select Chemicals Portfolio during the period covered by this report: The fund returned 79.15% during the past year, solidly outperforming the S&P 500 and the 68.99% return of the MSCI® U.S. IM Chemicals 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Security selection within specialty, diversified and commodity chemicals and within fertilizers/agricultural chemicals fueled much of the fund's outperformance versus the MSCI index. Additionally, a slight underweighting in fertilizers/agricultural chemicals and an overweighting in commodity chemicals helped. Detractors included underweightings in diversified chemicals and specialty chemicals, and a modest cash position in a rising market. Commodity chemicals company Celanese was the top contributor, boosted partly by better-than-expected profits. Diversified chemicals firm Solutia saw its shares jump higher thanks to some positive earnings surprises, while specialty chemicals firm W.R. Grace rose on successful cost cutting and improved earnings. Individual detractors included an underweighting in major index component Dow Chemical early in the period, as shares of the diversified chemicals producer increased on aggressive debt-reduction and cost-cutting measures. An underweighting in diversified chemicals maker PPG hurt as well, as this firm also benefited from cost cuts. Some holdings mentioned in this review were sold by period end.

Note to shareholders: Mahmoud Sharaf will become Portfolio Manager of the fund on April 1, 2010, replacing Matthew Schuldt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other personin the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Actual	.93%	$ 1,000.00	$ 1,128.20	$ 4.91
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.18	$ 4.66

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Chemicals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	15.3	18.2
Dow Chemical Co.	11.6	10.7
E.I. du Pont de Nemours & Co.	8.8	9.6
Praxair, Inc.	7.3	11.0
Air Products & Chemicals, Inc.	4.6	4.9
Albemarle Corp.	4.2	3.3
The Mosaic Co.	4.1	3.8
Celanese Corp. Class A	3.9	3.7
Ecolab, Inc.	3.5	1.8
CF Industries Holdings, Inc.	3.5	1.0
	66.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Chemicals	93.0%
Food Products	1.7%
Metals & Mining	1.1%
Building Products	0.8%
Containers & Packaging	0.4%
All Others*	3.0%

As of August 31, 2009
Chemicals	92.1%
Food Products	3.3%
Metals & Mining	0.7%
Road & Rail	0.5%
All Others*	3.4%

* Includes short-term investments and net other assets.

Annual Report

Chemicals Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
BUILDING PRODUCTS - 0.8%
Building Products - 0.8%
Masco Corp.	250,400	$ 3,347,848
CHEMICALS - 92.2%
Commodity Chemicals - 3.9%
Calgon Carbon Corp. (a)	30	465
Celanese Corp. Class A	526,061	16,407,843
		16,408,308
Diversified Chemicals - 31.7%
Ashland, Inc.	206,500	9,722,020
Cabot Corp.	79,500	2,310,270
Dow Chemical Co.	1,705,138	48,272,457
E.I. du Pont de Nemours & Co.	1,088,000	36,687,360
FMC Corp.	237,426	13,573,644
Huntsman Corp.	235,000	3,226,550
Orica Ltd.	85,000	1,904,336
PPG Industries, Inc.	108,900	6,701,706
Solutia, Inc. (a)	715,313	10,064,454
		132,462,797
Fertilizers & Agricultural Chemicals - 25.6%
CF Industries Holdings, Inc.	137,200	14,576,128
Fertilizantes Heringer SA (a)	319,900	2,039,260
Monsanto Co.	902,740	63,778,582
Terra Industries, Inc.	129,000	5,310,930
The Mosaic Co.	297,090	17,347,085
Yara International ASA	90,000	3,706,662
		106,758,647
Industrial Gases - 13.5%
Air Products & Chemicals, Inc.	278,400	19,092,672
Airgas, Inc.	108,200	6,939,948
Praxair, Inc.	404,060	30,361,068
		56,393,688
Specialty Chemicals - 17.5%
Albemarle Corp.	468,000	17,545,320
Cytec Industries, Inc.	50,000	2,133,500
Ecolab, Inc.	350,400	14,765,856
Ferro Corp.	559,400	4,581,486
H.B. Fuller Co.	90,000	1,889,100
Innophos Holdings, Inc.	165,000	3,831,300
Kraton Performance Polymers, Inc.	152,600	2,058,574
Lubrizol Corp.	90,700	7,166,207
Nalco Holding Co.	50,000	1,163,000
OM Group, Inc. (a)	1	34
OMNOVA Solutions, Inc. (a)	2	12
Valspar Corp.	162,500	4,446,000
W.R. Grace & Co. (a)	461,997	13,379,433
Zep, Inc.	46	1,016
		72,960,838
TOTAL CHEMICALS		384,984,278

	Shares	Value
CONTAINERS & PACKAGING - 0.4%
Metal & Glass Containers - 0.4%
Owens-Illinois, Inc. (a)	55,000	$ 1,630,200
FOOD PRODUCTS - 1.7%
Agricultural Products - 1.5%
Bunge Ltd.	85,000	5,065,150
Origin Agritech Ltd. (a)	110,000	973,500
		6,038,650
Packaged Foods & Meats - 0.2%
Westway Group, Inc.	200,000	900,000
TOTAL FOOD PRODUCTS		6,938,650
METALS & MINING - 1.1%
Diversified Metals & Mining - 1.1%
Globe Specialty Metals, Inc.	254,306	2,609,180
Gulf Resources, Inc. (a)(c)	219,500	2,122,565
		4,731,745
OIL, GAS & CONSUMABLE FUELS - 0.3%
Oil & Gas Refining & Marketing - 0.3%
CVR Energy, Inc. (a)	175,000	1,438,500
TOTAL COMMON STOCKS (Cost $425,711,673)		403,071,221
Floating Rate Loans - 0.8%
	Principal Amount
MATERIALS - 0.8%
Chemicals - 0.8%
Lyondell Chemical Co. term loan 5.7973% 12/20/13 (d)	$ 5,140,460	3,624,024
TOTAL FLOATING RATE LOANS (Cost $3,991,956)		3,624,024
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (e)	15,005,989	$ 15,005,989
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	369,000	369,000
TOTAL MONEY MARKET FUNDS (Cost $15,374,989)		15,374,989
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $445,078,618)	422,070,234
NET OTHER ASSETS - (1.0)%	(4,308,754)
NET ASSETS - 100%	$ 417,761,480
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,383
Fidelity Securities Lending Cash Central Fund	12,890
Total	$ 53,273
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 403,071,221	$ 403,071,221	$ -	$ -
Floating Rate Loans	3,624,024	-	3,624,024	-
Money Market Funds	15,374,989	15,374,989	-	-
Total Investments in Securities:	$ 422,070,234	$ 418,446,210	$ 3,624,024	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $359,033) - See accompanying schedule: Unaffiliated issuers (cost $429,703,629)	$ 406,695,245
Fidelity Central Funds (cost $15,374,989)	15,374,989
Total Investments (cost $445,078,618)		$ 422,070,234
Cash		197,132
Receivable for investments sold		6,096,343
Receivable for fund shares sold		3,561,888
Dividends receivable		619,123
Interest receivable		44,740
Distributions receivable from Fidelity Central Funds		2,452
Prepaid expenses		1,227
Other receivables		7,687
Total assets		432,600,826

Liabilities
Payable for investments purchased	$ 13,741,889
Payable for fund shares redeemed	390,733
Accrued management fee	189,841
Other affiliated payables	113,216
Other payables and accrued expenses	34,667
Collateral on securities loaned, at value	369,000
Total liabilities		14,839,346

Net Assets		$ 417,761,480
Net Assets consist of:
Paid in capital		$ 467,134,065
Undistributed net investment income		273,032
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,637,168)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(23,008,449)
Net Assets, for 5,538,585 shares outstanding		$ 417,761,480
Net Asset Value, offering price and redemption price per share ($417,761,480 ÷ 5,538,585 shares)		$ 75.43

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 7,346,362
Special dividends		1,016,220
Interest		506,414
Income from Fidelity Central Funds		53,273
Total income		8,922,269

Expenses
Management fee	$ 2,023,685
Transfer agent fees	1,147,662
Accounting and security lending fees	140,519
Custodian fees and expenses	31,063
Independent trustees' compensation	2,378
Registration fees	38,925
Audit	47,895
Legal	1,779
Miscellaneous	6,619
Total expenses before reductions	3,440,525
Expense reductions	(31,323)	3,409,202
Net investment income (loss)		5,513,067
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	89,461,337
Foreign currency transactions	(18,862)
Total net realized gain (loss)		89,442,475
Change in net unrealized appreciation (depreciation) on: Investment securities	90,229,319
Assets and liabilities in foreign currencies	7,000
Total change in net unrealized appreciation (depreciation)		90,236,319
Net gain (loss)		179,678,794
Net increase (decrease) in net assets resulting from operations		$ 185,191,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,513,067	$ 4,173,903
Net realized gain (loss)	89,442,475	(109,648,533)
Change in net unrealized appreciation (depreciation)	90,236,319	(161,755,269)
Net increase (decrease) in net assets resulting from operations	185,191,861	(267,229,899)
Distributions to shareholders from net investment income	(5,851,052)	(3,797,773)
Distributions to shareholders from net realized gain	-	(85,400)
Total distributions	(5,851,052)	(3,883,173)
Share transactions Proceeds from sales of shares	175,471,010	540,452,849
Reinvestment of distributions	5,679,451	3,770,991
Cost of shares redeemed	(185,896,303)	(350,954,109)
Net increase (decrease) in net assets resulting from share transactions	(4,745,842)	193,269,731
Redemption fees	22,053	152,793
Total increase (decrease) in net assets	174,617,020	(77,690,548)

Net Assets
Beginning of period	243,144,460	320,835,008
End of period (including undistributed net investment income of $273,032 and undistributed net investment income of $593,361, respectively)	$ 417,761,480	$ 243,144,460
Other Information Shares
Sold	2,723,419	6,725,611
Issued in reinvestment of distributions	79,491	78,641
Redeemed	(2,953,275)	(5,061,028)
Net increase (decrease)	(150,365)	1,743,224

Financial Highlights

Years ended February 28,	2010	2009	2008 I	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 42.74	$ 81.31	$ 70.60	$ 69.50	$ 71.52
Income from Investment Operations
Net investment income (loss) C	1.00 F	.73	.85	.82 G	.52
Net realized and unrealized gain (loss)	32.77	(38.63)	12.80	11.08	(.33)
Total from investment operations	33.77	(37.90)	13.65	11.90	.19
Distributions from net investment income	(1.08)	(.68)	(.49)	(.87)	(.52)
Distributions from net realized gain	-	(.02)	(2.46)	(9.96)	(1.72)
Total distributions	(1.08)	(.70)	(2.95)	(10.83)	(2.24)
Redemption fees added to paid in capital C	- J	.03	.01	.03	.03
Net asset value, end of period	$ 75.43	$ 42.74	$ 81.31	$ 70.60	$ 69.50
Total Return A, B	79.15%	(46.68)%	19.40%	18.51%	.51%
Ratios to Average Net Assets D, H
Expenses before reductions	.96%	.91%	.93%	1.06%	1.04%
Expenses net of fee waivers, if any	.96%	.91%	.93%	1.06%	1.04%
Expenses net of all reductions	.95%	.90%	.93%	1.06%	.99%
Net investment income (loss)	1.53% F	1.05%	1.08%	1.19% G	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 417,761	$ 243,144	$ 320,835	$ 119,675	$ 114,729
Portfolio turnover rate E	228%	201%	65%	90%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.18 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..82%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, defaulted bonds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,188,110
Gross unrealized depreciation	$ (74,146,722)
Net unrealized appreciation (depreciation)	$ (59,958,612)

Tax Cost	$ 482,028,846

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 364,550
Undistributed long-term capital gain	$ 10,221,633
Net unrealized appreciation (depreciation)	$ (59,958,677)

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009

Ordinary Income	$ 5,851,052	$ 3,883,173

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $783,222,683 and $791,474,708, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,543 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,241 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $12,890.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,163 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $160.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	35.52%	17.69%	17.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Select Gold Portfolio: During the past year, the fund's Retail Class shares returned 35.52%, trailing the S&P 500 but beating the 32.34% mark of the S&P® Global BMI Gold Capped Index, which was adopted in December 2009 as a better representation of the fund's investment universe. Versus its industry index, the fund was aided most by its diversification outside the gold market, especially its out-of-index investments in non-gold precious metals, coal and steel producers. These securities and their underlying commodities outperformed gold bullion and gold equities for a majority of the period. In absolute terms, our foreign holdings were bolstered by weakness in the U.S. dollar versus most major currencies, especially the Canadian dollar. At the stock level, out-of-index positions in Impala Platinum and Aquarius Platinum - both with operations in South Africa - provided strong performance, as that metal's two primary end-markets, jewelry and automobile catalytic converters, rebounded on improving demand and tightening supply. Other contributors were coal producer Massey Energy and diversified metals/mining holding Buenaventura, the latter based in Peru. Randgold Resources - a U.K.-based company with most of its assets in West Africa - and Aquiline Resources, a miner with projects in South America that was acquired on very favorable terms, also aided performance. Impala, Aquarius and Massey were reduced or sold by period end. Underweighting three large index constituents also benefited performance, as Newmont Mining and Canadian holdings Goldcorp and Barrick Gold all underperformed our industry benchmark. In the case of Goldcorp, I felt the company's potential improved significantly, leading me to make that stock the fund's largest position by period end. Conversely, underweighted exposure to outperforming emerging market and exploration gold names, such as SEMAFO and Centerra Gold, with operations in West Africa and Asia, respectively, and Russia-based Polyus Gold, detracted from our results. Another area of relative underperformance came from the fund's out-of-index exposure to gold bullion. While our bullion holdings delivered a return of approximately 18%, that result lagged the return of gold equities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.16%
Actual		$ 1,000.00	$ 1,113.50	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.47%
Actual		$ 1,000.00	$ 1,111.70	$ 7.70
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.96%
Actual		$ 1,000.00	$ 1,109.00	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.91%
Actual		$ 1,000.00	$ 1,109.30	$ 9.99
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Gold	.93%
Actual		$ 1,000.00	$ 1,114.60	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,115.00	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	9.8	9.9
Newmont Mining Corp.	7.8	4.7
AngloGold Ashanti Ltd. sponsored ADR	7.2	7.1
Newcrest Mining Ltd.	6.8	7.1
Agnico-Eagle Mines Ltd. (Canada)	6.1	6.7
Randgold Resources Ltd. sponsored ADR	5.2	4.5
Barrick Gold Corp.	4.9	10.0
Kinross Gold Corp.	4.9	4.8
Eldorado Gold Corp.	3.5	2.4
Yamana Gold, Inc.	3.5	4.2
	59.7
Top Industries (% of fund's net assets)
As of February 28, 2010
Gold	92.6%
Precious Metals & Minerals	4.5%
Coal & Consumable Fuels	0.4%
Diversified Metals & Mining	0.1%
Oil & Gas Exploration & Production	0.0%
All Others*	2.4%

As of August 31, 2009
Gold	92.2%
Precious Metals & Minerals	3.3%
Diversified Metals & Mining	2.4%
Coal & Consumable Fuels	0.5%
Steel	0.3%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value
Australia - 8.3%
METALS & MINING - 8.3%
Gold - 8.3%
Andean Resources Ltd. (a)	4,807,514	$ 11,067,888
Avoca Resources Ltd. (a)	2,035,474	3,263,846
Centamin Egypt Ltd. (a)	4,197,000	7,440,982
Dominion Mining Ltd.	595,594	1,392,521
Kingsgate Consolidated NL	1,260,123	9,944,888
Mineral Deposits Ltd. (a)	3,151,255	2,681,750
Newcrest Mining Ltd.	7,350,648	206,364,826
Perseus Mining Ltd. (c)	1,939,308	3,040,156
Resolute Mining Ltd. (a)	2,052,147	1,709,631
St Barbara Ltd. (a)	14,110,000	2,780,742
Troy Resources NL (a)(d)	2,300,000	4,043,716
		253,730,946
Bailiwick of Jersey - 5.2%
METALS & MINING - 5.2%
Gold - 5.2%
Randgold Resources Ltd. sponsored ADR (c)	2,203,667	158,686,061
Bermuda - 0.4%
METALS & MINING - 0.4%
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom)	1,981,752	10,974,225
Canada - 49.1%
METALS & MINING - 49.0%
Diversified Metals & Mining - 0.1%
Anatolia Minerals Development Ltd. (a)	70,000	239,487
Clifton Star Resources, Inc. (a)	5,000	37,254
Kimber Resources, Inc. (a)	16,100	16,219
Kimber Resources, Inc. (a)(d)	3,888,000	3,916,636
Kimber Resources, Inc. warrants 3/11/10 (a)(d)	1,944,000	29,962
		4,239,558
Gold - 45.6%
Agnico-Eagle Mines Ltd. (Canada)	3,232,900	186,677,124
Alamos Gold, Inc. (a)	2,143,800	26,016,941
Aurizon Mines Ltd. (a)	2,234,600	8,982,996
B2Gold Corp. (a)(c)	880,000	1,145,735
Barrick Gold Corp.	3,924,519	147,880,426
Centerra Gold, Inc. (a)	280,000	3,408,696
Colossus Minerals, Inc. (a)	370,000	1,860,109
Crocodile Gold Corp. (a)	10,000	19,482
Detour Gold Corp. (a)(d)	615,000	9,953,386
Eldorado Gold Corp. (a)	8,475,213	107,042,605
European Goldfields Ltd. (a)	1,229,600	6,800,924
Exeter Resource Corp. (a)	233,000	1,882,157
Franco-Nevada Corp.	1,529,300	39,793,047
Gammon Gold, Inc. (a)	1,207,500	11,831,148
Gleichen Resources Ltd. (a)	230,000	209,836

	Shares	Value
Goldcorp, Inc.	7,880,300	$ 298,211,970
Golden Star Resources Ltd. (a)	3,375,769	10,522,711
Great Basin Gold Ltd. (a)(c)	5,107,900	8,349,335
Great Basin Gold Ltd. warrants 10/15/10 (a)	850,000	246,377
Greystar Resources Ltd. (a)	75,000	360,656
Guyana Goldfields, Inc. (a)	878,000	5,440,304
Guyana Goldfields, Inc. (a)(d)	155,000	960,418
IAMGOLD Corp.	5,009,000	73,689,066
International Tower Hill Mines Ltd. (a)	236,700	1,561,129
Jaguar Mining, Inc. (a)	1,105,500	10,443,022
Kinross Gold Corp.	8,150,100	147,704,830
Lake Shore Gold Corp. (a)	500,000	1,458,779
Minefinders Corp. Ltd. (a)	1,060,000	10,476,598
New Gold, Inc. (a)	4,826,900	21,330,563
New Gold, Inc. warrants 4/3/12 (a)(d)	2,928,500	97,408
Northgate Minerals Corp. (a)	2,874,900	7,868,579
Novagold Resources, Inc. (a)	50,000	288,430
Osisko Mining Corp. (a)	682,000	5,800,808
Osisko Mining Corp. (a)(d)	3,000,000	25,516,750
Premier Gold Mines Ltd. (a)	460,200	1,640,057
Rainy River Resources Ltd. (a)	40,000	188,168
Red Back Mining, Inc. (a)	2,753,100	53,060,459
Red Back Mining, Inc. (a)(d)	270,000	5,203,706
Romarco Minerals, Inc. (a)	125,000	198,384
Rubicon Minerals Corp. (a)	914,500	3,936,978
San Gold Corp. (a)	1,581,400	5,470,464
Seabridge Gold, Inc. (a)	631,105	15,367,408
SEMAFO, Inc. (a)	786,100	3,608,328
Ventana Gold Corp. (a)	943,300	7,413,724
Yamana Gold, Inc.	10,050,900	106,120,693
		1,386,040,714
Precious Metals & Minerals - 3.3%
Etruscan Resources, Inc. (a)	1,216,800	474,115
Etruscan Resources, Inc. (a)(d)	1,549,400	603,710
Etruscan Resources, Inc. warrants 11/2/10 (a)(d)	774,700	7,362
Pan American Silver Corp.	1,029,987	22,144,725
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	1,312,639
Silver Standard Resources, Inc. (a)	976,800	16,615,375
Silver Wheaton Corp. (a)	3,970,000	60,592,255
		101,750,181
TOTAL METALS & MINING		1,492,030,453
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Fronteer Development Group, Inc. (a)	500,000	2,228,558
Common Stocks - continued
	Shares	Value
Canada - continued
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - 0.0%
Comaplex Minerals Corp. (a)	7,000	$ 52,488
TOTAL OIL, GAS & CONSUMABLE FUELS		2,281,046
TOTAL CANADA		1,494,311,499
China - 1.3%
METALS & MINING - 1.3%
Gold - 1.3%
Zhaojin Mining Industry Co. Ltd. (H Shares) (c)	7,800,500	15,616,677
Zijin Mining Group Co. Ltd. (H Shares)	28,818,000	24,651,712
		40,268,389
Papua New Guinea - 3.4%
METALS & MINING - 3.4%
Gold - 3.4%
Lihir Gold Ltd.	43,495,881	103,253,567
Peru - 0.8%
METALS & MINING - 0.8%
Precious Metals & Minerals - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	750,000	25,207,500
Russia - 0.9%
METALS & MINING - 0.9%
Gold - 0.9%
Polyus Gold OJSC sponsored ADR	941,566	25,281,047
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) (a)	63,300	605,781
TOTAL METALS & MINING		25,886,828
South Africa - 11.7%
METALS & MINING - 11.7%
Gold - 11.7%
AngloGold Ashanti Ltd. sponsored ADR (c)	6,012,452	218,733,004
Gold Fields Ltd. sponsored ADR	7,553,659	86,791,542
Harmony Gold Mining Co. Ltd.	1,549,000	13,978,909
Harmony Gold Mining Co. Ltd. sponsored ADR (c)	4,126,800	37,677,684
		357,181,139
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Petropavlovsk PLC	640,000	9,214,044

	Shares	Value
United States of America - 9.4%
METALS & MINING - 9.1%
Gold - 9.1%
Allied Nevada Gold Corp. (a)(c)	592,800	$ 8,156,928
Newmont Mining Corp.	4,801,450	236,615,456
Royal Gold, Inc. (c)	649,413	29,184,620
US Gold Corp. (a)	1,165,900	3,136,271
		277,093,275
Precious Metals & Minerals - 0.0%
Hecla Mining Co. (a)(c)	150,000	780,000
TOTAL METALS & MINING		277,873,275
OIL, GAS & CONSUMABLE FUELS - 0.3%
Coal & Consumable Fuels - 0.3%
Arch Coal, Inc.	325,000	7,309,250
TOTAL UNITED STATES OF AMERICA		285,182,525
TOTAL COMMON STOCKS (Cost $2,241,570,065)		2,763,896,723
Commodities - 6.8%
	Troy Ounces
Gold Bullion (a) (Cost $162,322,900)	185,500	207,184,950
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 0.16% (e)	884,915	884,915
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	67,460,954	67,460,954
TOTAL MONEY MARKET FUNDS (Cost $68,345,869)		68,345,869
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,472,238,834)	3,039,427,542
NET OTHER ASSETS - 0.1%	3,906,479
NET ASSETS - 100%	$ 3,043,334,021
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,333,054 or 1.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 180,857
Fidelity Securities Lending Cash Central Fund	499,028
Total	$ 679,885
Other Affiliated Issuers
Consolidated Subsidiary	Value, Beginning of Period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 154,880,326	$ 42,460,530	$ 27,469,000	$ -	$ 207,130,454
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments:
Common Stocks	$ 2,763,896,723	$ 2,746,715,104	$ 17,181,619	$ -
Commodities	207,184,950	207,184,950	-	-
Money Market Funds	68,345,869	68,345,869	-	-
Total Investments:	$ 3,039,427,542	$ 3,022,245,923	$ 17,181,619	$ -
The following is a reconciliation of Investments for which Level 3 inputs were used in determining value:
Investments:
Beginning Balance	$ 30,448
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(23,086)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	(7,362)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Investment or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $12,954,352 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $66,348,802) - See accompanying schedule: Unaffiliated issuers (cost $2,241,570,065)	$ 2,763,896,723
Fidelity Central Funds (cost $68,345,869)	68,345,869
Commodities (cost $162,322,900)	207,184,950
Total Investments (cost $2,472,238,834)		$ 3,039,427,542
Cash		6,462
Receivable for investments sold		156,345,630
Receivable for fund shares sold		4,261,845
Dividends receivable		1,520,832
Distributions receivable from Fidelity Central Funds		16,298
Prepaid expenses		8,347
Receivable from investment adviser for expense reductions		53,706
Other receivables		65,565
Total assets		3,201,706,227

Liabilities
Payable for investments purchased	$ 85,096,066
Payable for fund shares redeemed	3,239,466
Accrued management fee	1,447,456
Distribution fees payable	74,328
Other affiliated payables	918,135
Other payables and accrued expenses	135,801
Collateral on securities loaned, at value	67,460,954
Total liabilities		158,372,206

Net Assets		$ 3,043,334,021
Net Assets consist of:
Paid in capital		$ 2,601,815,526
Accumulated net investment loss		(919)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(125,663,002)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		567,182,416
Net Assets		$ 3,043,334,021

Consolidated Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($82,413,184 ÷ 2,034,982 shares)	$ 40.50

Maximum offering price per share (100/94.25 of $40.50)	$ 42.97
Class T: Net Asset Value and redemption price per share ($26,255,993 ÷ 650,903 shares)	$ 40.34

Maximum offering price per share (100/96.50 of $40.34)	$ 41.80
Class B: Net Asset Value and offering price per share ($18,339,955 ÷ 459,977 shares) A	$ 39.87

Class C: Net Asset Value and offering price per share ($38,623,968 ÷ 971,562 shares) A	$ 39.75

Gold: Net Asset Value, offering price and redemption price per share ($2,839,663,728 ÷ 69,515,870 shares)	$ 40.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,037,193 ÷ 932,902 shares)	$ 40.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 14,179,836
Interest		74
Income from Fidelity Central Funds		679,885
Total income		14,859,795

Expenses
Management fee	$ 16,105,508
Transfer agent fees	8,951,189
Distribution fees	717,754
Accounting and security lending fees	1,212,567
Custodian fees and expenses	323,942
Independent trustees' compensation	17,951
Registration fees	289,277
Audit	71,070
Legal	13,823
Miscellaneous	34,226
Total expenses before reductions	27,737,307
Expense reductions	(1,109,754)	26,627,553
Net investment income (loss)		(11,767,758)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	137,360,027
Commodities	4,098,700
Foreign currency transactions	276,376
Capital gain distribution from Fidelity Central Funds	4,434
Total net realized gain (loss)		141,739,537
Change in net unrealized appreciation (depreciation) on: Investments	548,783,486
Assets and liabilities in foreign currencies	(41,908)
Commodities	33,817,640
Total change in net unrealized appreciation (depreciation)		582,559,218
Net gain (loss)		724,298,755
Net increase (decrease) in net assets resulting from operations		$ 712,530,997

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,767,758)	$ (2,690,363)
Net realized gain (loss)	141,739,537	(179,917,786)
Change in net unrealized appreciation (depreciation)	582,559,218	(711,142,287)
Net increase (decrease) in net assets resulting from operations	712,530,997	(893,750,436)
Distributions to shareholders from net realized gain	(56,010,412)	(9,542,341)
Share transactions - net increase (decrease)	418,234,847	430,558,697
Redemption fees	514,829	852,427
Total increase (decrease) in net assets	1,075,270,261	(471,881,653)

Net Assets
Beginning of period	1,968,063,760	2,439,945,413
End of period (including accumulated net investment loss of $919 and accumulated net investment loss of $714, respectively)	$ 3,043,334,021	$ 1,968,063,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.45	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.25)	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	11.00	(15.44)	15.00	(.07)
Total from investment operations	10.75	(15.59)	14.85	(.08)
Distributions from net investment income	-	-	(.19)	-
Distributions from net realized gain	(.71)	(.17)	(5.01)	-
Total distributions	(.71)	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Total Return B, C, D	35.19%	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.19%	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.17%	1.15%	1.13%	1.10% A
Net investment income (loss)	(.63)%	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,413	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.36	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.36)	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	10.96	(15.42)	15.05	(.09)
Total from investment operations	10.60	(15.66)	14.80	(.12)
Distributions from net investment income	-	-	(.16)	-
Distributions from net realized gain	(.63)	(.17)	(4.97)	-
Total distributions	(.63)	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Total Return B, C, D	34.79%	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.51%	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.49%	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.47%	1.41%	1.39%	1.43% A
Net investment income (loss)	(.93)%	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,256	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.08	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.55)	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	10.84	(15.34)	14.95	(.08)
Total from investment operations	10.29	(15.74)	14.50	(.15)
Distributions from net investment income	-	-	(.16)	-
Distributions from net realized gain	(.51)	(.17)	(4.84)	-
Total distributions	(.51)	(.17)	(5.00)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Total Return B, C, D	34.12%	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00%	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.98%	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.96%	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.42)%	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,340	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.00	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.53)	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	10.80	(15.30)	14.91	(.10)
Total from investment operations	10.27	(15.69)	14.46	(.17)
Distributions from net investment income	-	-	(.17)	-
Distributions from net realized gain	(.53)	(.17)	(4.89)	-
Total distributions	(.53)	(.17)	(5.06)	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Total Return B, C, D	34.15%	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.95%	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.93%	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.39)%	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,624	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 30.67	$ 46.37	$ 36.54	$ 35.91	$ 27.46
Income from Investment Operations
Net investment income (loss) C	(.16)	(.04)	(.02)	.22 F	.04
Net realized and unrealized gain (loss)	11.10	(15.51)	15.05	5.49	12.21
Total from investment operations	10.94	(15.55)	15.03	5.71	12.25
Distributions from net investment income	-	-	(.18)	(.02)	(.02)
Distributions from net realized gain	(.77)	(.17)	(5.03)	(5.10)	(3.84)
Total distributions	(.77)	(.17)	(5.21)	(5.12)	(3.86)
Redemption fees added to paid in capital C	.01	.02	.01	.04	.06
Net asset value, end of period	$ 40.85	$ 30.67	$ 46.37	$ 36.54	$ 35.91
Total Return A, B	35.52%	(33.59)%	45.10%	16.19%	48.84%
Ratios to Average Net Assets D, G
Expenses before reductions	.98%	.89%	.85%	.90%	.97%
Expenses net of fee waivers, if any	.96%	.87%	.85%	.90%	.97%
Expenses net of all reductions	.94%	.86%	.81%	.87%	.82%
Net investment income (loss)	(.40)%	(.13)%	(.05)%	.62% F	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,839,664	$ 1,881,600	$ 2,381,114	$ 1,473,400	$ 1,325,665
Portfolio turnover rate E	46%	42%	55%	85%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.65	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.15)	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	11.08	(15.49)	15.03	(.08)
Total from investment operations	10.93	(15.54)	15.02	(.07)
Distributions from net investment income	-	-	(.19)	-
Distributions from net realized gain	(.82)	(.17)	(5.04)	-
Total distributions	(.82)	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.01	.02	.01	.01
Net asset value, end of period	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Total Return B, C	35.50%	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E, H
Expenses before reductions	.95%	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.93%	.89%	.83%	.94% A
Expenses net of all reductions	.91%	.86%	.79%	.91% A
Net investment income (loss)	(.37)%	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,037	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2010

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary.

The Fund may invest in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Fund. As of February 28, 2010, the Fund held $207,130,454 in the Subsidiary, representing 6.8% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying consolidated financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 587,307,975
Gross unrealized depreciation	(162,095,828)
Net unrealized appreciation (depreciation)	$ 425,212,147

Tax Cost	$ 2,614,215,395

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,267,911
Capital loss carryforward	$ (12,954,352)
Net unrealized appreciation (depreciation)	$ 425,205,855

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 56,010,412	$ -
Long-term Capital Gains	-	9,542,341
Total	$ 56,010,412	$ 9,542,341

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,666,765,327 and $1,222,401,265, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its average net assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $617,017.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 165,404	$ 12,406
Class T	.25%	.25%	109,284	706
Class B	.75%	.25%	148,843	111,714
Class C	.75%	.25%	294,223	150,118
			$ 717,754	$ 274,944

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 128,737
Class T	17,837
Class B*	40,323
Class C*	21,509
$ 208,406

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 201,509.31
Class T	77,008.35
Class B	50,520.34
Class C	88,998.30
Gold	8,484,126.33
Institutional Class	49,028.29
	$ 8,951,189

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,032 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,533 and is reflected in Miscellaneous Expense on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $499,028.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $492,362 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $375.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net realized gain
Class A	$ 1,356,457	$ 120,234
Class T	386,094	52,921
Class B	226,465	30,037
Class C	480,176	48,372
Gold	53,033,502	9,277,078
Institutional Class	527,718	13,699
Total	$ 56,010,412	$ 9,542,341

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	1,548,727	1,309,698	$ 60,979,204	$ 44,660,266
Reinvestment of distributions	28,941	2,750	1,258,667	115,078
Shares redeemed	(828,099)	(603,399)	(32,946,669)	(19,759,071)
Net increase (decrease)	749,569	709,049	$ 29,291,202	$ 25,016,273
Class T
Shares sold	410,718	490,596	$ 16,022,649	$ 16,725,703
Reinvestment of distributions	8,602	1,250	372,822	52,336
Shares redeemed	(271,824)	(233,926)	(10,198,558)	(7,642,955)
Net increase (decrease)	147,496	257,920	$ 6,196,913	$ 9,135,084
Class B
Shares sold	271,111	268,687	$ 10,287,423	$ 9,041,240
Reinvestment of distributions	4,654	619	199,620	25,767
Shares redeemed	(95,719)	(138,798)	(3,721,090)	(4,716,395)
Net increase (decrease)	180,046	130,508	$ 6,765,953	$ 4,350,612
Class C
Shares sold	698,249	585,858	$ 27,513,842	$ 18,965,561
Reinvestment of distributions	9,039	1,077	386,528	44,699
Shares redeemed	(320,512)	(238,490)	(12,323,085)	(7,504,831)
Net increase (decrease)	386,776	348,445	$ 15,577,285	$ 11,505,429

Annual Report

Notes to Consolidated Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Gold
Shares sold	40,468,485	46,487,078	$ 1,581,099,363	$ 1,611,564,135
Reinvestment of distributions	1,174,296	212,477	51,481,173	8,930,407
Shares redeemed	(33,470,388)	(36,708,151)	(1,303,757,681)	(1,244,304,895)
Net increase (decrease)	8,172,393	9,991,404	$ 328,822,855	$ 376,189,647
Institutional Class
Shares sold	933,259	256,180	$ 39,237,749	$ 8,523,938
Reinvestment of distributions	10,089	259	441,486	10,894
Shares redeemed	(208,491)	(126,881)	(8,098,596)	(4,173,180)
Net increase (decrease)	734,857	129,558	$ 31,580,639	$ 4,361,652

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio A	91.77%	9.44%	13.24%

A Prior to October 1, 2006, Materials operated under certain different investment policies. The historical performance for this fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Tobias Welo, Portfolio Manager of Select Materials Portfolio: For the 12 months ending February 28, 2010, the fund's Retail Class shares returned 91.77%, significantly outperforming the S&P 500 and the 73.30% return of the MSCI® U.S. IM Materials 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Security selection boosted results relative to the MSCI index, particularly within specialty chemicals, paper packaging, commodity and diversified chemicals, and coal/consumable fuels. An underweighting in fertilizers/agricultural chemicals and an overweighting in commodity chemicals also helped. Conversely, an underweighting in paper products and lack of exposure to the aluminum group detracted, as did a modest cash position in a rising market. Specialty chemicals firm W.R. Grace was the top contributor, helped by better-than-expected earnings. Commodity chemicals firm Celanese rose sharply on improved earnings and an uptick in demand, while paper packaging company Temple-Inland jumped due to the firm's stable earnings. Detractors included underweightings in International Paper, whose stock rose on improved profit margins thanks to aggressive cost-cutting, and steel concern Cliffs Natural Resources, which rose on brightening prospects for the iron ore and coal industries. Some holdings mentioned in this update were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.20%
Actual		$ 1,000.00	$ 1,125.60	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.51%
Actual		$ 1,000.00	$ 1,123.90	$ 7.95
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.01%
Actual		$ 1,000.00	$ 1,121.20	$ 10.57
HypotheticalA		$ 1,000.00	$ 1,014.83	$ 10.04
Class C	1.99%
Actual		$ 1,000.00	$ 1,121.40	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,014.93	$ 9.94
Materials	.92%
Actual		$ 1,000.00	$ 1,127.30	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,127.40	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Dow Chemical Co.	9.3	7.5
Monsanto Co.	9.3	5.1
E.I. du Pont de Nemours & Co.	8.1	7.9
Praxair, Inc.	5.9	5.8
Freeport-McMoRan Copper & Gold, Inc.	5.0	7.6
Air Products & Chemicals, Inc.	4.1	4.4
Newmont Mining Corp.	3.7	1.2
Weyerhaeuser Co.	3.5	2.7
Nucor Corp.	3.3	4.2
Owens-Illinois, Inc.	3.1	2.6
	55.3
Top Industries (% of fund's net assets)
As of February 28, 2010
Chemicals	56.9%
Metals & Mining	24.7%
Containers & Packaging	4.6%
Paper & Forest Products	4.0%
Construction Materials	3.4%
All Others*	6.4%

As of August 31, 2009
Chemicals	52.9%
Metals & Mining	22.3%
Containers & Packaging	8.6%
Construction Materials	4.0%
Paper & Forest Products	3.6%
All Others*	8.6%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
BUILDING PRODUCTS - 1.8%
Building Products - 1.8%
Masco Corp.	954,300	$ 12,758,991
CHEMICALS - 56.9%
Commodity Chemicals - 3.1%
Celanese Corp. Class A	709,406	22,126,373
Diversified Chemicals - 22.6%
Ashland, Inc.	275,036	12,948,695
Dow Chemical Co.	2,351,618	66,574,305
E.I. du Pont de Nemours & Co.	1,711,400	57,708,408
FMC Corp.	179,800	10,279,166
Huntsman Corp.	589,100	8,088,343
Solutia, Inc. (a)	447,713	6,299,322
		161,898,239
Fertilizers & Agricultural Chemicals - 14.1%
CF Industries Holdings, Inc.	76,300	8,106,112
Monsanto Co.	941,744	66,534,214
Potash Corp. of Saskatchewan, Inc.	16,300	1,796,911
The Mosaic Co.	357,300	20,862,747
Yara International ASA	87,900	3,620,173
		100,920,157
Industrial Gases - 10.0%
Air Products & Chemicals, Inc.	424,400	29,105,352
Praxair, Inc.	560,541	42,119,051
		71,224,403
Specialty Chemicals - 7.1%
Albemarle Corp.	401,535	15,053,547
Ferro Corp.	1,055,300	8,642,907
Innophos Holdings, Inc.	231,500	5,375,430
Johnson Matthey PLC	74,505	1,804,406
Kraton Performance Polymers, Inc.	111,300	1,501,437
W.R. Grace & Co. (a)	637,900	18,473,584
		50,851,311
TOTAL CHEMICALS		407,020,483
CONSTRUCTION MATERIALS - 3.4%
Construction Materials - 3.4%
Cemex SA de CV sponsored ADR	564,700	5,398,532
HeidelbergCement AG	89,810	4,576,191
Martin Marietta Materials, Inc. (c)	69,322	5,491,689
Vulcan Materials Co. (c)	197,000	8,551,770
		24,018,182
CONTAINERS & PACKAGING - 4.6%
Metal & Glass Containers - 4.6%
Crown Holdings, Inc. (a)	388,599	10,616,525
Owens-Illinois, Inc. (a)	764,600	22,662,744
		33,279,269

	Shares	Value
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Bunge Ltd.	120,400	$ 7,174,637
MARINE - 0.2%
Marine - 0.2%
Ultrapetrol (Bahamas) Ltd. (a)	279,390	1,441,652
METALS & MINING - 24.7%
Diversified Metals & Mining - 7.9%
Anglo American PLC (United Kingdom) (a)	125,151	4,561,740
Freeport-McMoRan Copper & Gold, Inc.	474,865	35,690,853
RTI International Metals, Inc. (a)	219,600	5,276,988
Teck Resources Ltd. Class B (sub. vtg.) (a)	98,400	3,618,988
Vale SA sponsored ADR	258,450	7,200,417
		56,348,986
Gold - 7.0%
Agnico-Eagle Mines Ltd. (Canada)	117,300	6,773,246
AngloGold Ashanti Ltd. sponsored ADR	301,020	10,951,108
Newcrest Mining Ltd.	95,764	2,688,514
Newmont Mining Corp.	531,000	26,167,680
Randgold Resources Ltd. sponsored ADR	50,300	3,622,103
		50,202,651
Precious Metals & Minerals - 0.6%
Aquarius Platinum Ltd. (United Kingdom)	264,400	1,464,152
Impala Platinum Holdings Ltd.	63,155	1,536,247
Pan American Silver Corp.	75,200	1,616,800
		4,617,199
Steel - 9.2%
Allegheny Technologies, Inc.	248,500	10,849,510
Carpenter Technology Corp.	202,800	6,057,636
Commercial Metals Co.	441,355	7,238,222
Nucor Corp.	568,400	23,531,760
Reliance Steel & Aluminum Co.	194,900	8,641,866
Steel Dynamics, Inc.	412,700	6,739,391
Ternium SA sponsored ADR (a)(c)	71,600	2,450,868
		65,509,253
TOTAL METALS & MINING		176,678,089
OIL, GAS & CONSUMABLE FUELS - 0.4%
Coal & Consumable Fuels - 0.4%
Centennial Coal Co. Ltd.	894,316	2,924,118
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - 4.0%
Forest Products - 4.0%
Louisiana-Pacific Corp. (a)	502,700	$ 3,825,547
Weyerhaeuser Co.	619,400	25,023,760
		28,849,307
TOTAL COMMON STOCKS (Cost $645,126,262)		694,144,728
Money Market Funds - 7.0%

Fidelity Cash Central Fund, 0.16% (d)	37,931,793	37,931,793
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	11,995,375	11,995,375
TOTAL MONEY MARKET FUNDS (Cost $49,927,168)		49,927,168
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $695,053,430)	744,071,896
NET OTHER ASSETS - (4.0)%	(28,856,109)
NET ASSETS - 100%	$ 715,215,787
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 47,364
Fidelity Securities Lending Cash Central Fund	15,907
Total	$ 63,271
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 694,144,728	$ 694,144,727	$ -	$ -
Money Market Funds	49,927,168	49,927,168	-	-
Total Investments in Securities:	$ 744,071,896	$ 744,071,895	$ -	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
Canada	1.9%
South Africa	1.7%
Bermuda	1.2%
Brazil	1.0%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $22,356,874 of which $21,745,565 and $611,309 will expire on February 28, 2017 and 2018, respectively.

A capital loss carryforward of approximately $5,315,874 was acquired from Paper and Forest Products Portfolio, of which $4,704,565 and $611,309 will expire on February 28, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $11,487,690) - See accompanying schedule: Unaffiliated issuers (cost $645,126,262)	$ 694,144,728
Fidelity Central Funds (cost $49,927,168)	49,927,168
Total Investments (cost $695,053,430)		$ 744,071,896
Receivable for investments sold		4,649,528
Receivable for fund shares sold		3,258,849
Dividends receivable		866,889
Distributions receivable from Fidelity Central Funds		4,218
Prepaid expenses		1,392
Other receivables		12,590
Total assets		752,865,362

Liabilities
Payable for investments purchased	$ 22,498,973
Payable for fund shares redeemed	2,560,693
Accrued management fee	326,982
Distribution fees payable	40,913
Other affiliated payables	178,872
Other payables and accrued expenses	47,767
Collateral on securities loaned, at value	11,995,375
Total liabilities		37,649,575

Net Assets		$ 715,215,787
Net Assets consist of:
Paid in capital		$ 694,034,904
Undistributed net investment income		21,306
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,857,336)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,016,913
Net Assets		$ 715,215,787

Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($52,351,766 ÷ 996,350 shares)	$ 52.54

Maximum offering price per share (100/94.25 of $52.54)	$ 55.75
Class T: Net Asset Value and redemption price per share ($14,711,630 ÷ 281,003 shares)	$ 52.35

Maximum offering price per share (100/96.50 of $52.35)	$ 54.25
Class B: Net Asset Value and offering price per share ($9,538,132 ÷ 183,927 shares) A	$ 51.86

Class C: Net Asset Value and offering price per share ($20,468,795 ÷ 395,238 shares) A	$ 51.79

Materials: Net Asset Value, offering price and redemption price per share ($604,475,227 ÷ 11,490,743 shares)	$ 52.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,670,237 ÷ 260,005 shares)	$ 52.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 7,172,926
Special dividends		960,460
Interest		10,741
Income from Fidelity Central Funds		63,271
Total income		8,207,398

Expenses
Management fee	$ 2,489,211
Transfer agent fees	1,294,368
Distribution fees	335,450
Accounting and security lending fees	172,078
Custodian fees and expenses	46,360
Independent trustees' compensation	2,554
Registration fees	147,450
Audit	52,688
Legal	7,458
Miscellaneous	10,834
Total expenses before reductions	4,558,451
Expense reductions	(46,718)	4,511,733
Net investment income (loss)		3,695,665
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,971,145
Foreign currency transactions	(17,050)
Total net realized gain (loss)		54,954,095
Change in net unrealized appreciation (depreciation) on: Investment securities	118,180,912
Assets and liabilities in foreign currencies	(969)
Total change in net unrealized appreciation (depreciation)		118,179,943
Net gain (loss)		173,134,038
Net increase (decrease) in net assets resulting from operations		$ 176,829,703

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,695,665	$ 2,259,809
Net realized gain (loss)	54,954,095	(75,667,547)
Change in net unrealized appreciation (depreciation)	118,179,943	(119,409,812)
Net increase (decrease) in net assets resulting from operations	176,829,703	(192,817,550)
Distributions to shareholders from net investment income	(4,024,717)	(976,789)
Share transactions - net increase (decrease)	390,197,683	(41,426,103)
Redemption fees	93,068	46,748
Total increase (decrease) in net assets	563,095,737	(235,173,694)

Net Assets
Beginning of period	152,120,050	387,293,744
End of period (including undistributed net investment income of $21,306 and undistributed net investment income of $350,358, respectively)	$ 715,215,787	$ 152,120,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.65	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.30 H	.22	.46	.17
Net realized and unrealized gain (loss)	24.90	(29.46)	8.05	3.93
Total from investment operations	25.20	(29.24)	8.51	4.10
Distributions from net investment income	(.32)	(.12)	(.32)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.32)	(.12)	(2.53) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Total Return B, C, D	91.25%	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F, J
Expenses before reductions	1.23%	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.23%	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.22%	1.20%	1.21%	1.38% A
Net investment income (loss)	.65% H	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,352	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.532 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.56	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.16 H	.10	.32	.11
Net realized and unrealized gain (loss)	24.81	(29.32)	8.00	3.87
Total from investment operations	24.97	(29.22)	8.32	3.98
Distributions from net investment income	(.19)	(.03)	(.21)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.19)	(.03)	(2.42) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Total Return B, C, D	90.70%	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F, J
Expenses before reductions	1.52%	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.52%	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.51%	1.46%	1.46%	1.62% A
Net investment income (loss)	.35% H	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,712	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.417 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.07) H	(.12)	.04	.06
Net realized and unrealized gain (loss)	24.61	(29.13)	7.98	3.84
Total from investment operations	24.54	(29.25)	8.02	3.90
Distributions from net investment income	(.04)	-	(.04)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.04)	-	(2.25) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Total Return B, C, D	89.79%	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F, J
Expenses before reductions	2.02%	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	2.02%	1.95%	1.97%	2.15% A
Expenses net of all reductions	2.01%	1.95%	1.96%	2.12% A
Net investment income (loss)	(.15)% H	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,538	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.253 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.31	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.06) H	(.13)	.04	.09
Net realized and unrealized gain (loss)	24.57	(29.07)	7.97	3.81
Total from investment operations	24.51	(29.20)	8.01	3.90
Distributions from net investment income	(.04)	-	(.12)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.04)	-	(2.33) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Total Return B, C, D	89.82%	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F, J
Expenses before reductions	2.01%	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	2.01%	1.95%	1.96%	2.15% A
Expenses net of all reductions	2.00%	1.95%	1.96%	2.13% A
Net investment income (loss)	(.13)% H	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,469	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.334 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2010	2009	2008 I	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 57.01	$ 50.92	$ 46.35	$ 40.78
Income from Investment Operations
Net investment income (loss) C	.43 F	.38	.64	.42	.32
Net realized and unrealized gain (loss)	24.91	(29.54)	8.01	9.36	6.40
Total from investment operations	25.34	(29.16)	8.65	9.78	6.72
Distributions from net investment income	(.40)	(.20)	(.36)	(.48)	(.25)
Distributions from net realized gain	-	-	(2.21)	(4.79)	(.93)
Total distributions	(.40)	(.20)	(2.57) J	(5.27)	(1.18)
Redemption fees added to paid in capital C	.01	.01	.01	.06	.03
Net asset value, end of period	$ 52.61	$ 27.66	$ 57.01	$ 50.92	$ 46.35
Total Return A, B	91.77%	(51.15)%	17.10%	22.29%	17.01%
Ratios to Average Net Assets D, G
Expenses before reductions	.96%	.90%	.91%	1.01%	1.05%
Expenses net of fee waivers, if any	.96%	.90%	.90%	.98%	1.05%
Expenses net of all reductions	.94%	.90%	.89%	.96%	1.01%
Net investment income (loss)	.92% F	.78%	1.14%	.87%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 604,475	$ 127,551	$ 353,185	$ 230,147	$ 169,523
Portfolio turnover rate E	104% H	117%	77%	185%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Total distributions of $2.573 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 K	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.46 G	.38	.64	.08
Net realized and unrealized gain (loss)	24.89	(29.53)	8.00	3.92
Total from investment operations	25.35	(29.15)	8.64	4.00
Distributions from net investment income	(.44)	(.20)	(.36)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.44)	(.20)	(2.56) L	-
Redemption fees added to paid in capital D	.01	.01	.01	.01
Net asset value, end of period	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Total Return B, C	91.79%	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E, I
Expenses before reductions	.94%	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.94%	.90%	.89%	1.06% A
Expenses net of all reductions	.93%	.90%	.89%	1.04% A
Net investment income (loss)	.94% G	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,670	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	104% J	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K For the year ended February 29. L Total distributions of $2.565 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 81,661,128
Gross unrealized depreciation	(38,497,461)
Net unrealized appreciation (depreciation)	$ 43,163,667

Tax Cost	$ 700,908,229

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 375,642
Capital loss carryforward	$ (22,356,874)
Net unrealized appreciation (depreciation)	$ 43,162,114

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009

Ordinary Income	$ 4,024,717	$ 976,789

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $801,356,820 and $441,665,671, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 79,488	$ 2,143
Class T	.25%	.25%	54,942	277
Class B	.75%	.25%	62,120	46,655
Class C	.75%	.25%	138,900	49,199
			$ 335,450	$ 98,274

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 92,688
Class T	9,956
Class B*	8,978
Class C*	4,361
$ 115,983

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 98,217.31
Class T	38,681.35
Class B	21,492.35
Class C	46,333.34
Materials	1,076,261.29
Institutional Class	13,384.27
	$ 1,294,368

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,934 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,333 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $15,907.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,675 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 238,202	$ 43,307
Class T	47,220	5,182
Class B	5,848	-
Class C	12,908	-
Materials	3,662,178	923,202
Institutional Class	58,361	5,098
Total	$ 4,024,717	$ 976,789

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	858,136	400,579	$ 40,135,680	$ 21,052,656
Reinvestment of distributions	4,377	1,376	220,619	40,415
Shares redeemed	(256,610)	(231,192)	(11,780,339)	(9,966,206)
Net increase (decrease)	605,903	170,763	$ 28,575,960	$ 11,126,865
Class T
Shares sold	167,992	127,856	$ 7,326,294	$ 6,586,988
Reinvestment of distributions	941	169	45,756	4,976
Shares redeemed	(67,330)	(69,236)	(3,005,643)	(3,081,211)
Net increase (decrease)	101,603	58,789	$ 4,366,407	$ 3,510,753
Class B
Shares sold	131,820	70,236	$ 5,954,562	$ 3,670,456
Reinvestment of distributions	103	-	4,824	-
Shares redeemed	(43,087)	(48,886)	(1,785,370)	(2,112,869)
Net increase (decrease)	88,836	21,350	$ 4,174,016	$ 1,557,587
Class C
Shares sold	299,617	186,111	$ 13,304,163	$ 9,519,248
Reinvestment of distributions	234	(8)	10,972	(480)
Shares redeemed	(106,334)	(139,135)	(4,538,206)	(5,956,182)
Net increase (decrease)	193,517	46,968	$ 8,776,929	$ 3,562,586
Materials
Shares sold	11,253,841	3,524,569	$ 539,188,177	$ 186,250,882
Issued in exchange for shares of Paper and Forest Products Portfolio	337,332	-	13,304,373	-
Reinvestment of distributions	68,039	29,537	3,440,550	866,336
Shares redeemed	(4,780,310)	(5,137,192)	(223,285,260)	(248,168,306)
Net increase (decrease)	6,878,902	(1,583,086)	$ 332,647,840	$ (61,051,088)
Institutional Class
Shares sold	269,782	41,845	$ 13,383,120	$ 2,204,347
Reinvestment of distributions	839	156	43,347	4,588
Shares redeemed	(36,606)	(47,942)	(1,769,936)	(2,341,741)
Net increase (decrease)	234,015	(5,941)	$ 11,656,531	$ (132,806)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On June 19, 2009, the Fund acquired all of the assets and assumed all of the liabilities of Paper and Forest Products Portfolio ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on November 18, 2008. The reorganization provides shareholders access to a larger portfolio with better historical performance and lower expenses. The acquisition was accomplished by an exchange of 337,332 shares of Materials (the original retail class shares of the Fund), for 697,705 shares then outstanding (valued at $19.07) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund net assets, including securities of $13,445,190, unrealized depreciation of $3,465,168, cash of $45,230 and net other liabilities of $186,047 were combined with the Fund's net assets of $314,623,676 for total net assets after the acquisition of $327,928,049.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 3,777,997
Total net realized gain (loss)	51,950,136
Total change in net unrealized appreciation (depreciation)	125,269,592
Net increase (decrease) in net assets resulting from operations	$ 180,997,725

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since June 19, 2009.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio, and Materials Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio) including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Chemical Portfolio, Gold Portfolio and Materials Portfolio (funds of Fidelity Select Portfolios) and Gold Portfolio's wholly owned subsidiary at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 19, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/12/10	04/09/10	$0.045	$1.895
Gold Portfolio	04/12/10	04/09/10	$0.00	$0.397
Materials Portfolio	04/12/10	04/09/10	$0.002	$0.03

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2010, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$10,221,633

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Chemicals Portfolio	100%	100%
Gold Portfolio	-	-
Materials Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2009	December 2009
Chemicals Portfolio	100%	100%
Gold Portfolio	-	15%
Materials Portfolio	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio	12/14/2009	$.088	$.0062

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELMT-UANNPRO-0410
1.910424.100

Fidelity®
Select Portfolios®

Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Information Technology Sector
Communications Equipment Portfolio	<Click Here>
Computers Portfolio	<Click Here>
Electronics Portfolio	<Click Here>
IT Services Portfolio	<Click Here>
Software and Computer Services Portfolio	<Click Here>
Technology Portfolio	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

* Fund Updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 toFebruary 28, 2010).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Communications Equipment Portfolio	.95%
Actual		$ 1,000.00	$ 1,141.70	$ 5.04
Hypothetical A		$ 1,000.00	$ 1,020.08	$ 4.76
Computers Portfolio	.91%
Actual		$ 1,000.00	$ 1,120.60	$ 4.78
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56
Electronics Portfolio	.89%
Actual		$ 1,000.00	$ 1,081.60	$ 4.59
Hypothetical A		$ 1,000.00	$ 1,020.38	$ 4.46
IT Services Portfolio	.95%
Actual		$ 1,000.00	$ 1,147.10	$ 5.06
Hypothetical A		$ 1,000.00	$ 1,020.08	$ 4.76
Software and Computer Services Portfolio	.86%
Actual		$ 1,000.00	$ 1,150.40	$ 4.59
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31
Technology Portfolio	.88%
Actual		$ 1,000.00	$ 1,153.10	$ 4.70
Hypothetical A		$ 1,000.00	$ 1,020.43	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio A	94.47%	3.45%	-9.05%

A Prior to October 1, 2006, Communications Equipment Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Charlie Chai, Portfolio Manager of Select Communications Equipment Portfolio: During the past year, the fund returned 94.47%, far exceeding the S&P 500 and the 62.43% mark of the S&P® Custom Communications Equipment Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Relative to our industry index, favorable stock selection in communications equipment alone accounted for more than 20 percentage points of outperformance. Out-of-index stakes in semiconductors, Internet software and services, application software, and electronic manufacturing services also added materially to our results. QUALCOMM was the fund's top relative contributor due to the fund's large underweighting and the stock's relatively lackluster performance. Other contributors included an out-of-index position in German chip maker Infineon Technologies; ADC Telecommunications, a maker of broadband infrastructure products and services; Acme Packet, which makes session border controllers that facilitate interactive voice and video communications over Internet Protocol networks for telecom carriers and enterprise customers; and longtime holding Starent Networks, a provider of infrastructure hardware and software products for cellular service providers that was acquired on favorable terms in December. Fortunately, the negative factors had a relatively muted impact on fund performance. A small cash position worked against us in a strongly advancing market. Moreover, positions in wireless telecommunication services and advertising - both out-of-index groups - and electronic components detracted modestly. Our much-lighter-than-index weighting in communications infrastructure kingpin Cisco Systems, which beat the industry benchmark, made it the fund's biggest relative detractor. LM Ericsson, another maker of infrastructure equipment that hampered our results, didn't do much after I increased the fund's position. My timing in Finnish cellular handset maker Nokia could have been better. The fund did not own Nokia at period end. Additionally, the shares of communications network software provider Tekelec did well but lagged the extremely robust performance of our benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Communications Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	12.2	17.7
QUALCOMM, Inc.	8.5	8.9
Research In Motion Ltd.	6.7	0.0
Juniper Networks, Inc.	5.9	4.8
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.7	0.0
Polycom, Inc.	4.2	3.2
Acme Packet, Inc.	3.1	1.3
F5 Networks, Inc.	2.9	2.9
Adtran, Inc.	2.8	3.2
Motorola, Inc.	2.4	2.8
	53.4
Top Industries (% of fund's net assets)
As of February 28, 2010
Communications Equipment	78.3%
Semiconductors & Semiconductor Equipment	6.6%
Software	4.3%
Wireless Telecommunication Services	2.9%
Electronic Equipment & Components	2.5%
All Others*	5.4%

As of August 31, 2009
Communications Equipment	76.5%
Semiconductors & Semiconductor Equipment	9.9%
Software	5.5%
Internet Software & Services	3.5%
Wireless Telecommunication Services	1.5%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Communications Equipment Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 78.1%
Communications Equipment - 78.1%
Acme Packet, Inc. (a)	631,421	$ 10,525,788
ADC Telecommunications, Inc. (a)(c)	336,400	2,132,776
Adtran, Inc.	401,500	9,387,070
ADVA AG Optical Networking (a)	217,060	830,431
Alcatel-Lucent SA sponsored ADR (a)(c)	246,100	748,144
Arris Group, Inc. (a)	61,029	629,819
Aruba Networks, Inc. (a)	22,349	262,154
AudioCodes Ltd. (a)	114,390	398,077
Aviat Networks, Inc. (a)	74,065	455,500
BigBand Networks, Inc. (a)	419,200	1,207,296
Black Box Corp.	9,800	283,514
Blue Coat Systems, Inc. (a)	168,500	4,883,130
Brocade Communications Systems, Inc. (a)	1,172,991	6,826,808
BYD Electronic International Co. Ltd. (a)	626,000	517,755
Ceragon Networks Ltd. (a)	150,200	1,751,332
Ciena Corp. (a)(c)	72,641	1,041,672
Cisco Systems, Inc. (a)	1,685,631	41,011,403
CommScope, Inc. (a)	293,700	7,486,413
Comverse Technology, Inc. (a)	89,910	773,226
DragonWave, Inc. (a)(c)	204,000	2,502,865
EchoStar Holding Corp. Class A (a)	52,180	1,050,905
Emulex Corp. (a)	344,300	4,372,610
F5 Networks, Inc. (a)	173,470	9,679,626
Finisar Corp. (a)(c)	214,599	2,688,925
Harmonic, Inc. (a)	889,700	5,836,432
Infinera Corp. (a)	54,774	415,187
JDS Uniphase Corp. (a)	545,687	5,855,222
Juniper Networks, Inc. (a)	707,486	19,795,458
Motorola, Inc. (a)	1,180,309	7,978,889
Oclaro, Inc. (a)	225,900	438,246
Oplink Communications, Inc. (a)	102,826	1,587,633
Opnext, Inc. (a)	541,899	1,105,474
Palm, Inc. (a)	41,700	254,370
Polycom, Inc. (a)	546,300	14,263,893
QUALCOMM, Inc.	778,880	28,577,107
Research In Motion Ltd. (a)	317,500	22,504,400
Riverbed Technology, Inc. (a)	229,321	6,248,997
Sandvine Corp. (a)	440,684	678,459
Sandvine Corp. (U.K.) (a)	1,993,800	3,010,337
ShoreTel, Inc. (a)	272,796	1,636,776
Sierra Wireless, Inc. (a)	133,400	1,097,880
Sonus Networks, Inc. (a)	439,432	935,990
Tekelec (a)	361,200	5,967,024
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (c)	1,574,500	15,760,745
Tellabs, Inc.	1,106,333	7,644,761
		263,040,519
COMPUTERS & PERIPHERALS - 0.0%
Computer Hardware - 0.0%
Compal Electronics, Inc.	1,250	1,790

	Shares	Value
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	600	$ 4,434
TOTAL COMPUTERS & PERIPHERALS		6,224
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
A123 Systems, Inc.	1,400	23,058
ELECTRONIC EQUIPMENT & COMPONENTS - 2.5%
Electronic Components - 0.2%
BYD Co. Ltd. (H Shares) (a)	102,500	793,622
Electronic Manufacturing Services - 2.3%
Foxconn International Holdings Ltd. (a)	99,000	101,523
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,716	6,783
Plexus Corp.	27,200	938,128
Trimble Navigation Ltd. (a)	249,300	6,698,691
		7,745,125
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		8,538,747
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
athenahealth, Inc. (a)	400	14,736
INTERNET SOFTWARE & SERVICES - 0.6%
Internet Software & Services - 0.6%
DivX, Inc. (a)	500	3,020
Equinix, Inc. (a)	500	47,235
OpenTable, Inc.	100	3,408
Tencent Holdings Ltd.	96,000	1,882,353
		1,936,016
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.1%
NeuStar, Inc. Class A (a)	16,400	380,152
IT Consulting & Other Services - 0.1%
Yucheng Technologies Ltd. (a)	60,300	217,080
TOTAL IT SERVICES		597,232
MEDIA - 0.4%
Advertising - 0.4%
VisionChina Media, Inc. ADR (a)(c)	182,369	1,404,241
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
Semiconductor Equipment - 0.3%
Tessera Technologies, Inc. (a)	45,800	822,568
Semiconductors - 6.3%
Actel Corp. (a)	19,449	249,142
Applied Micro Circuits Corp. (a)	143,550	1,283,337
Avago Technologies Ltd.	143,300	2,600,895
Cavium Networks, Inc. (a)	184,546	4,410,649
Ceva, Inc. (a)	57,200	668,668
CSR PLC (a)	154,780	1,121,261
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Cypress Semiconductor Corp. (a)	32,800	$ 388,352
Exar Corp. (a)	6,701	49,520
Hittite Microwave Corp. (a)	54,300	2,266,482
Ikanos Communications, Inc. (a)	183,615	464,546
Infineon Technologies AG (a)	6,084	33,219
LSI Corp. (a)	78,000	420,420
Netlogic Microsystems, Inc. (a)(c)	38,484	2,085,448
ON Semiconductor Corp. (a)	316,257	2,517,406
Pericom Semiconductor Corp. (a)	45,400	426,306
Pixelplus Co. Ltd. ADR (a)	30,925	17,009
PLX Technology, Inc. (a)	21,500	97,610
Standard Microsystems Corp. (a)	55,597	1,085,253
Volterra Semiconductor Corp. (a)	49,300	1,076,219
		21,261,742
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		22,084,310
SOFTWARE - 4.3%
Application Software - 3.5%
AsiaInfo Holdings, Inc. (a)	45,400	1,108,668
Citrix Systems, Inc. (a)	54,708	2,352,991
NetScout Systems, Inc. (a)	41,800	609,862
Nuance Communications, Inc. (a)	119,400	1,718,166
Smith Micro Software, Inc. (a)	65,032	569,680
SolarWinds, Inc. (c)	79,900	1,502,919
Synchronoss Technologies, Inc. (a)	69,800	1,215,218
Taleo Corp. Class A (a)	1,800	42,372
Ulticom, Inc.	159,400	1,538,210
Voltaire Ltd. (a)	208,700	1,066,457
		11,724,543
Home Entertainment Software - 0.1%
Giant Interactive Group, Inc. ADR	50,800	394,208
Systems Software - 0.7%
Allot Communications Ltd. (a)	11,800	47,200
Opnet Technologies, Inc.	14,100	209,103
Rovi Corp. (a)	27,200	911,200
TeleCommunication Systems, Inc. Class A (a)	166,423	1,268,143
		2,435,646
TOTAL SOFTWARE		14,554,397

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 2.9%
Wireless Telecommunication Services - 2.9%
American Tower Corp. Class A (a)	39,110	$ 1,668,433
Crown Castle International Corp. (a)	43,700	1,651,860
SBA Communications Corp. Class A (a)	48,364	1,710,151
SOFTBANK CORP.	17,400	455,838
Sprint Nextel Corp. (a)	599,400	1,996,002
Syniverse Holdings, Inc. (a)	138,179	2,324,171
		9,806,455
TOTAL COMMON STOCKS (Cost $329,071,233)		322,005,935
Convertible Bonds - 0.2%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $930,000)	$ 930,000	758,415
Money Market Funds - 10.8%
	Shares
Fidelity Cash Central Fund, 0.16% (d)	13,672,786	13,672,786
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	22,872,680	22,872,680
TOTAL MONEY MARKET FUNDS (Cost $36,545,466)		36,545,466
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $366,546,699)		359,309,816
NET OTHER ASSETS - (6.6)%		(22,399,800)
NET ASSETS - 100%		$ 336,910,016
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,428
Fidelity Securities Lending Cash Central Fund	104,130
Total	$ 116,558
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 322,005,935	$ 321,955,707	$ 33,219	$ 17,009
Convertible Bonds	758,415	-	758,415	-
Money Market Funds	36,545,466	36,545,466	-	-
Total Investments in Securities:	$ 359,309,816	$ 358,501,173	$ 791,634	$ 17,009
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	16,390
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	619
Ending Balance	$ 17,009
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ 16,390

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.4%
Canada	8.8%
Sweden	4.7%
Others (individually less than 1%)	4.1%
100.0%
Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $387,660,109 of which $355,447,951, $3,347,694, $1,904,449, $13,297,103 and $13,662,912 will expire on February 28, 2011, February 29, 2012, February 28, 2015, February 29, 2016, and February 28, 2017, respectively.

A capital loss carryforward of approximately $17,899,915 was acquired from the Networking and Infrastructure Portfolio, of which $3,347,694, $1,904,449, $8,250,126 and $4,397,646 will expire on February 29, 2012, February 28, 2015, February 29, 2016 and February 28, 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $22,268,834) - See accompanying schedule: Unaffiliated issuers (cost $330,001,233)	$ 322,764,350
Fidelity Central Funds (cost $36,545,466)	36,545,466
Total Investments (cost $366,546,699)		$ 359,309,816
Receivable for investments sold		279,049
Receivable for fund shares sold		1,116,441
Dividends receivable		132,409
Interest receivable		769
Distributions receivable from Fidelity Central Funds		4,225
Prepaid expenses		1,254
Other receivables		12,258
Total assets		360,856,221

Liabilities
Payable for fund shares redeemed	$ 787,476
Accrued management fee	150,544
Other affiliated payables	99,888
Other payables and accrued expenses	35,617
Collateral on securities loaned, at value	22,872,680
Total liabilities		23,946,205

Net Assets		$ 336,910,016
Net Assets consist of:
Paid in capital		$ 739,157,237
Accumulated net investment loss		(1,821,419)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(393,188,919)
Net unrealized appreciation (depreciation) on investments		(7,236,883)
Net Assets, for 16,209,140 shares outstanding		$ 336,910,016
Net Asset Value, offering price and redemption price per share ($336,910,016 ÷ 16,209,140 shares)		$ 20.79

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 865,726
Special dividends		672,552
Interest		2,150
Income from Fidelity Central Funds (including $104,130 from security lending)		116,558
Total income		1,656,986

Expenses
Management fee	$ 1,717,569
Transfer agent fees	1,000,498
Accounting and security lending fees	122,609
Custodian fees and expenses	26,695
Independent trustees' compensation	2,116
Registration fees	26,188
Audit	47,826
Legal	10,060
Interest	1,386
Miscellaneous	14,817
Total expenses before reductions	2,969,764
Expense reductions	(52,902)	2,916,862
Net investment income (loss)		(1,259,876)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,600,371
Investment not meeting investment restrictions	(384)
Foreign currency transactions	(118)
Payment from investment advisor for loss on investment not meeting investment restrictions	384
Total net realized gain (loss)		54,600,253
Change in net unrealized appreciation (depreciation) on investment securities		100,949,585
Net gain (loss)		155,549,838
Net increase (decrease) in net assets resulting from operations		$ 154,289,962

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,259,876)	$ 510,576
Net realized gain (loss)	54,600,253	(47,042,536)
Change in net unrealized appreciation (depreciation)	100,949,585	(61,760,318)
Net increase (decrease) in net assets resulting from operations	154,289,962	(108,292,278)
Distributions to shareholders from net investment income	(937,682)	(497,720)
Share transactions
Proceeds from sales of shares	227,078,826	90,532,492
Net asset value of shares issued in exchange for the net assets of Networking and Infrastructure Portfolio (note 12)	66,583,971	-
Reinvestment of distributions	900,738	477,121
Cost of shares redeemed	(236,954,161)	(97,531,101)
Net increase (decrease) in net assets resulting from share transactions	57,609,374	(6,521,488)
Redemption fees	30,144	16,560
Total increase (decrease) in net assets	210,991,798	(115,294,926)

Net Assets
Beginning of period	125,918,218	241,213,144
End of period (including accumulated net investment loss of $1,821,419 and accumulated net investment loss of $67, respectively)	$ 336,910,016	$ 125,918,218
Other Information Shares
Sold	13,101,569	4,763,695
Issued in exchange for the shares of Networking and Infrastructure Portfolio (note 12)	3,975,162	-
Issued in reinvestment of distributions	44,790	45,106
Redeemed	(12,657,351)	(5,434,215)
Net increase (decrease)	4,464,170	(625,414)

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 19.50	$ 20.64	$ 21.67	$ 17.67
Income from Investment Operations
Net investment income (loss) C	(.07) F	.04	(.12)	(.13)	(.09)
Net realized and unrealized gain (loss)	10.20	(8.77)	(1.02)	(.90)	4.09
Total from investment operations	10.13	(8.73)	(1.14)	(1.03)	4.00
Distributions from net investment income	(.06)	(.05)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 20.79	$ 10.72	$ 19.50	$ 20.64	$ 21.67
Total Return A,B	94.47%	(44.79)%	(5.52)%	(4.75)%	22.64%
Ratios to Average Net Assets D,G
Expenses before reductions	.97%	.95%	.93%	1.01%	1.06%
Expenses net of fee waivers, if any	.97%	.95%	.93%	1.01%	1.06%
Expenses net of all reductions	.95%	.94%	.93%	1.00%	.94%
Net investment income (loss)	(.41)% F	.25%	(.55)%	(.63)%	(.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,910	$ 125,918	$ 241,213	$ 321,967	$ 480,127
Portfolio turnover rate E	143% J	120%	39%	122%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	85.96%	4.70%	-7.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Heather Lawrence Carrillo, who managed Select Computers Portfolio during the period covered by this report: During the past year, the fund returned 85.96%, well ahead of the S&P 500 and the 79.89% mark of the S&P® Custom Computers & Peripherals Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Compared with our industry-specific benchmark, favorable stock picking in computer storage/peripherals and computer hardware bolstered performance, as did our representation in the out-of-index area of semiconductors. Lesser - but still significant - contributions came from overweighting computer storage/peripherals, markedly underweighting computer hardware and a small position in technology distributors. Our top contributor by far was International Business Machines (IBM), in which the fund had a large underweighting. While IBM performed well, it lagged our benchmark's result by a considerable margin. A trio of companies tied to the computer disk-drive market - Hutchinson Technology, Seagate Technology and Western Digital - lifted the fund's performance. Advanced Micro Devices also had a positive impact. In this case, the fund owned a position in the common stock and the convertible bonds, both of which recorded triple-digit gains and were sold. Micron Technology, which makes DRAM computer memory, was in financial distress early in the period but subsequently made a comeback. Advanced Micro Devices and Micron Technology were out-of-index positions. Conversely, our gains were limited by holding even a small cash position in a strongly rising market. Positions in communications equipment, semiconductor equipment and systems software also worked against us. Unrewarding timing in computer maker and major index component Hewlett-Packard detracted from performance, although the stock was our second-largest contributor in absolute terms. Likewise, underweighted exposure to smart phone and computer manufacturer Apple hurt versus the industry benchmark but helped on an absolute basis. Silicon Graphics International and Super Micro Computer are relatively small benchmark components that hurt because we didn't own them and they performed well during the first two months of 2010.

Note to shareholders: Matthew Schuldt will become Portfolio Manager of Select Computers Portfolio on April 1, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Computers Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	13.4	24.4
Hewlett-Packard Co.	13.0	23.9
International Business Machines Corp.	10.2	4.3
Dell, Inc.	5.9	5.0
EMC Corp.	5.1	4.5
Seagate Technology	4.3	2.9
NetApp, Inc.	4.1	1.4
Western Digital Corp.	3.5	2.0
SanDisk Corp.	3.2	0.8
Teradata Corp.	3.1	0.0
	65.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Computers & Peripherals	80.0%
Semiconductors & Semiconductor Equipment	6.2%
Software	4.3%
Electronic Equipment & Components	3.8%
Internet Software & Services	2.3%
All Others*	3.4%

As of August 31, 2009
Computers & Peripherals	75.7%
Semiconductors & Semiconductor Equipment	11.4%
Electronic Equipment & Components	4.3%
Software	3.0%
Communications Equipment	2.0%
All Others*	3.6%

* Includes short-term investments and net other assets.

Annual Report

Computers Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 1.3%
Communications Equipment - 1.3%
Adtran, Inc.	38,000	$ 888,440
Cisco Systems, Inc. (a)	107,200	2,608,176
Emulex Corp. (a)	219,200	2,783,840
Palm, Inc. (a)	83,800	511,180
		6,791,636
COMPUTERS & PERIPHERALS - 80.0%
Computer Hardware - 50.1%
3PAR, Inc. (a)(c)	112,500	1,038,375
Apple, Inc. (a)	329,600	67,442,751
Avid Technology, Inc. (a)	203,600	2,738,420
Dell, Inc. (a)	2,227,707	29,472,564
Diebold, Inc.	169,700	4,914,512
Hewlett-Packard Co.	1,286,255	65,328,891
International Business Machines Corp.	401,248	51,022,696
NCR Corp. (a)	861,300	10,869,606
Stratasys, Inc. (a)	117,831	3,107,203
Teradata Corp. (a)	515,800	15,726,742
		251,661,760
Computer Storage & Peripherals - 29.9%
Compellent Technologies, Inc. (a)	334,100	5,188,573
Electronics for Imaging, Inc. (a)	203,024	2,407,865
EMC Corp. (a)	1,479,678	25,879,568
Hutchinson Technology, Inc. (a)	232,583	1,535,048
Hypercom Corp. (a)	793,600	2,753,792
Intevac, Inc. (a)	170,100	2,410,317
Lexmark International, Inc. Class A (a)	461,300	15,550,423
NetApp, Inc. (a)	686,900	20,613,869
Netezza Corp. (a)	244,000	2,230,160
QLogic Corp. (a)	135,000	2,457,000
Quantum Corp. (a)	2,279,800	5,653,904
SanDisk Corp. (a)	543,300	15,826,329
Seagate Technology	1,075,500	21,413,205
SIMPLO Technology Co. Ltd.	425,000	2,228,836
STEC, Inc. (a)(c)	139,800	1,437,144
Western Digital Corp. (a)	449,184	17,351,978
Xyratex Ltd. (a)	423,000	5,587,830
		150,525,841
TOTAL COMPUTERS & PERIPHERALS		402,187,601
ELECTRONIC EQUIPMENT & COMPONENTS - 3.8%
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	43,200	1,359,072
Electronic Manufacturing Services - 0.9%
Flextronics International Ltd. (a)	357,300	2,486,808
Hon Hai Precision Industry Co. Ltd. (Foxconn)	550,000	2,173,981
		4,660,789
Technology Distributors - 2.6%
Arrow Electronics, Inc. (a)	66,300	1,870,323

	Shares	Value
Avnet, Inc. (a)	45,000	$ 1,242,450
Digital China Holdings Ltd. (H Shares)	3,118,000	4,900,621
Ingram Micro, Inc. Class A (a)	139,000	2,460,300
Tech Data Corp. (a)	58,800	2,518,992
		12,992,686
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		19,012,547
INTERNET SOFTWARE & SERVICES - 2.3%
Internet Software & Services - 2.3%
NetEase.com, Inc. sponsored ADR (a)	68,800	2,673,568
Open Text Corp. (a)	77,600	3,804,594
Rackspace Hosting, Inc. (a)	262,900	5,213,307
		11,691,469
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Semiconductor Equipment - 2.8%
Aixtron AG	89,000	2,617,348
Amkor Technology, Inc. (a)	374,500	2,254,490
ASML Holding NV (NY Shares)	71,900	2,216,677
Cymer, Inc. (a)	58,500	1,832,220
Novellus Systems, Inc. (a)	117,000	2,588,040
Ultratech, Inc. (a)	172,200	2,221,380
		13,730,155
Semiconductors - 3.4%
Altera Corp.	105,700	2,582,251
Applied Micro Circuits Corp. (a)	248,100	2,218,014
Avago Technologies Ltd.	5,400	98,010
Intel Corp.	183,400	3,765,202
MediaTek, Inc.	147,000	2,310,458
Micron Technology, Inc. (a)	275,000	2,491,500
NVIDIA Corp. (a)	152,100	2,464,020
Xilinx, Inc.	50,200	1,296,666
		17,226,121
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		30,956,276
SOFTWARE - 4.3%
Application Software - 2.2%
Informatica Corp. (a)	151,500	3,866,280
Magma Design Automation, Inc. (a)	1,212,700	2,995,369
Salesforce.com, Inc. (a)	26,300	1,787,085
Taleo Corp. Class A (a)	15,200	357,808
TIBCO Software, Inc. (a)	216,500	1,985,305
		10,991,847
Systems Software - 2.1%
Microsoft Corp.	84,200	2,413,172
Oracle Corp.	52,400	1,291,660
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - continued
Red Hat, Inc. (a)	145,600	$ 4,084,080
VMware, Inc. Class A (a)	59,000	2,921,090
		10,710,002
TOTAL SOFTWARE		21,701,849
TOTAL COMMON STOCKS (Cost $487,997,585)		492,341,378
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.16% (d)	7,784,182	7,784,182
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	2,241,125	2,241,125
TOTAL MONEY MARKET FUNDS (Cost $10,025,307)		10,025,307
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $498,022,892)		502,366,685
NET OTHER ASSETS - 0.1%		341,410
NET ASSETS - 100%		$ 502,708,095
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,728
Fidelity Securities Lending Cash Central Fund	272,993
Total	$ 299,721
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hutchinson Technology, Inc.	$ 466,920	$ 6,724,579	$ 12,781,397	$ -	$ -
Total	$ 466,920	$ 6,724,579	$ 12,781,397	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $275,475,001 of which $251,780,199 and $23,694,802 will expire on February 28, 2011 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $2,159,420) - See accompanying schedule: Unaffiliated issuers (cost $487,997,585)	$ 492,341,378
Fidelity Central Funds (cost $10,025,307)	10,025,307
Total Investments (cost $498,022,892)		$ 502,366,685
Receivable for investments sold		2,459,151
Receivable for fund shares sold		662,117
Dividends receivable		319,654
Distributions receivable from Fidelity Central Funds		16,851
Prepaid expenses		1,349
Other receivables		214,840
Total assets		506,040,647

Liabilities
Payable for fund shares redeemed	$ 694,849
Accrued management fee	230,890
Other affiliated payables	132,020
Other payables and accrued expenses	33,668
Collateral on securities loaned, at value	2,241,125
Total liabilities		3,332,552

Net Assets		$ 502,708,095
Net Assets consist of:
Paid in capital		$ 796,806,260
Accumulated net investment loss		(128)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(298,409,628)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,311,591
Net Assets, for 11,532,287 shares outstanding		$ 502,708,095
Net Asset Value, offering price and redemption price per share ($502,708,095 ÷ 11,532,287 shares)		$ 43.59

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 1,734,393
Interest		1,003,843
Income from Fidelity Central Funds (including $272,993 from security lending)		299,721
Total income		3,037,957

Expenses
Management fee	$ 2,315,117
Transfer agent fees	1,260,795
Accounting and security lending fees	162,537
Custodian fees and expenses	32,650
Independent trustees' compensation	2,751
Registration fees	32,438
Audit	58,181
Legal	31,390
Interest	119
Miscellaneous	6,080
Total expenses before reductions	3,902,058
Expense reductions	(121,283)	3,780,775
Net investment income (loss)		(742,818)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,983,915
Other affiliated issuers	6,839,587
Foreign currency transactions	(122,774)
Total net realized gain (loss)		101,700,728
Change in net unrealized appreciation (depreciation) on: Investment securities	112,079,881
Assets and liabilities in foreign currencies	18,842
Total change in net unrealized appreciation (depreciation)		112,098,723
Net gain (loss)		213,799,451
Net increase (decrease) in net assets resulting from operations		$ 213,056,633

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (742,818)	$ (187,044)
Net realized gain (loss)	101,700,728	(88,261,786)
Change in net unrealized appreciation (depreciation)	112,098,723	(62,424,997)
Net increase (decrease) in net assets resulting from operations	213,056,633	(150,873,827)
Share transactions Proceeds from sales of shares	207,562,448	52,960,888
Cost of shares redeemed	(125,093,210)	(132,192,597)
Net increase (decrease) in net assets resulting from share transactions	82,469,238	(79,231,709)
Redemption fees	19,148	17,677
Total increase (decrease) in net assets	295,545,019	(230,087,859)

Net Assets
Beginning of period	207,163,076	437,250,935
End of period (including accumulated net investment loss of $128 and undistributed net investment income of $29,684, respectively)	$ 502,708,095	$ 207,163,076
Other Information Shares
Sold	5,953,260	1,486,599
Redeemed	(3,259,453)	(3,507,997)
Net increase (decrease)	2,693,807	(2,021,398)

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 23.44	$ 40.26	$ 39.29	$ 37.55	$ 34.65
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.12)	(.10)	(.20)
Net realized and unrealized gain (loss)	20.22	(16.80)	1.09	1.83	3.10
Total from investment operations	20.15	(16.82)	.97	1.73	2.90
Redemption fees added to paid in capital C	- H	- H	- H	.01	- H
Net asset value, end of period	$ 43.59	$ 23.44	$ 40.26	$ 39.29	$ 37.55
Total Return A,B	85.96%	(41.78)%	2.47%	4.63%	8.37%
Ratios to Average Net Assets D,F
Expenses before reductions	.95%	.92%	.92%	1.02%	1.04%
Expenses net of fee waivers, if any	.95%	.92%	.92%	1.02%	1.04%
Expenses net of all reductions	.92%	.91%	.91%	1.00%	.98%
Net investment income (loss)	(.18)%	(.05)%	(.26)%	(.28)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 502,708	$ 207,163	$ 437,251	$ 460,532	$ 531,707
Portfolio turnover rate E	269%	183%	234%	214%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Electronics Portfolio	89.51%	0.89%	-8.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Electronics Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Electronics Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Select Electronics Portfolio: During the past year, the fund returned 89.51%, handily beating the S&P 500 and the 72.37% mark of the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Relative to the MSCI index, favorable stock selection in semiconductors accounted for more than 11 percentage points of the fund's outperformance. Stock picking and an overweighting in semiconductor equipment also was beneficial. Additionally, our security selection in several out-of-index groups - particularly electronic manufacturing services, computer storage/peripherals and electronic components - aided the fund's results. The share price of chip maker Infineon Technologies bounced back nicely following the company's near-death experience earlier in the year, when a shaky balance sheet and tight credit markets threatened to drive the German firm out of business. Underweighting index heavyweight and personal computer chip maker Intel had a positive impact on performance, in view of the stock's failure to keep pace with the MSCI index. Other contributors included Fairchild Semiconductor International, Amkor Technology, which offers subcontracted chip packaging and test services, Marvell Technology Group, a chip manufacturer for the PC disk-drive and cellular handset markets, and Germany's Aixtron, a semiconductor equipment maker with a rapidly growing business in equipment for manufacturing light-emitting diode (LED) lights. Infineon and Aixtron were out-of-index holdings, and both stocks were sold by period end. On the negative side, holdings in communications equipment dampened the fund's gain, as did a modest cash position against the backdrop of a strongly advancing market. Our largest relative detractor was a benchmark component in which the fund had a large underweighting: LED maker Cree. Despite what we thought was a rich valuation, the stock posted a triple-digit gain amid growing demand for LEDs in the general lighting, display backlighting and automotive markets. A large out-of-benchmark stake in wireless infrastructure provider QUALCOMM also detracted, as did holdings in chip maker Atmel and an underweighting in PC chip manufacturer Advanced Micro Devices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Electronics Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	23.1	24.0
Texas Instruments, Inc.	6.4	8.8
Applied Materials, Inc.	5.4	5.3
Micron Technology, Inc.	4.9	3.6
Marvell Technology Group Ltd.	4.5	3.6
Altera Corp.	3.3	0.8
Fairchild Semiconductor International, Inc.	3.2	2.1
Xilinx, Inc.	3.0	1.6
Avago Technologies Ltd.	2.7	0.8
Amkor Technology, Inc.	2.7	1.7
	59.2
Top Industries (% of fund's net assets)
As of February 28, 2010
Semiconductors & Semiconductor Equipment	91.1%
Electronic Equipment & Components	3.8%
Computers & Peripherals	2.5%
Communications Equipment	1.8%
Electrical Equipment	0.3%
All Others*	0.5%

As of August 31, 2009
Semiconductors & Semiconductor Equipment	87.5%
Electronic Equipment & Components	4.0%
Computers & Peripherals	2.9%
Communications Equipment	1.9%
Software	0.6%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Electronics Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 1.8%
Communications Equipment - 1.8%
QUALCOMM, Inc.	545,824	$ 20,026,283
COMPUTERS & PERIPHERALS - 2.5%
Computer Hardware - 0.1%
Hewlett-Packard Co.	24,375	1,238,006
Computer Storage & Peripherals - 2.4%
SanDisk Corp. (a)	292,800	8,529,264
Seagate Technology	464,313	9,244,472
Western Digital Corp. (a)	209,800	8,104,574
		25,878,310
TOTAL COMPUTERS & PERIPHERALS		27,116,316
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
Motech Industries, Inc.	1	4
SunPower Corp. Class B (a)	237,000	3,870,210
		3,870,214
ELECTRONIC EQUIPMENT & COMPONENTS - 3.8%
Electronic Components - 0.2%
Vishay Intertechnology, Inc. (a)	204,001	2,091,010
Electronic Manufacturing Services - 3.1%
Benchmark Electronics, Inc. (a)	248,935	4,928,913
DDi Corp. (a)	976,434	4,930,992
Flextronics International Ltd. (a)	2,047,093	14,247,767
Jabil Circuit, Inc.	288,372	4,374,603
TTM Technologies, Inc. (a)	258,158	2,204,669
Tyco Electronics Ltd.	145,600	3,731,728
		34,418,672
Technology Distributors - 0.5%
Arrow Electronics, Inc. (a)	71,100	2,005,731
Avnet, Inc. (a)	120,431	3,325,100
		5,330,831
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		41,840,513
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	285,468	3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 91.0%
Semiconductor Equipment - 17.8%
Advanced Energy Industries, Inc. (a)	14,100	204,732
Amkor Technology, Inc. (a)(c)	4,971,805	29,930,266
Applied Materials, Inc.	4,891,300	59,869,512
ASM International NV (NASDAQ) (a)	175,800	4,126,026
ASML Holding NV (NY Shares)	293,800	9,057,854
ATMI, Inc. (a)	86,400	1,454,976
Brooks Automation, Inc. (a)	26,400	228,096
Cabot Microelectronics Corp. (a)	11,300	400,020

	Shares	Value
Cohu, Inc.	9,700	$ 129,980
Cymer, Inc. (a)	249,071	7,800,904
Entegris, Inc. (a)	445,239	1,994,671
FEI Co. (a)	9,700	206,416
KLA-Tencor Corp.	192,500	5,607,525
Kulicke & Soffa Industries, Inc. (a)	890,835	5,861,694
Lam Research Corp. (a)	609,200	20,657,972
Mattson Technology, Inc. (a)	562,070	2,074,038
MEMC Electronic Materials, Inc. (a)	1,177,764	14,262,722
Novellus Systems, Inc. (a)	62,700	1,386,924
Teradyne, Inc. (a)(c)	871,500	8,706,285
Tessera Technologies, Inc. (a)	307,054	5,514,690
Ultratech, Inc. (a)	13,600	175,440
Varian Semiconductor Equipment Associates, Inc. (a)	361,800	10,882,944
Verigy Ltd. (a)	569,200	5,669,232
		196,202,919
Semiconductors - 73.2%
Actel Corp. (a)	10,400	133,224
Advanced Analogic Technologies, Inc. (a)	447,661	1,468,328
Advanced Micro Devices, Inc. (a)	2,310,506	18,276,102
Altera Corp.	1,485,162	36,282,508
Analog Devices, Inc.	55,300	1,616,972
Applied Micro Circuits Corp. (a)	813,972	7,276,910
ARM Holdings PLC sponsored ADR	287,500	2,670,875
Atheros Communications, Inc. (a)	110,522	3,966,635
Atmel Corp. (a)	4,690,329	21,153,384
Avago Technologies Ltd.	1,666,103	30,239,769
Broadcom Corp. Class A	816,110	25,560,565
Cree, Inc. (a)	11,200	759,696
Cypress Semiconductor Corp. (a)	131,000	1,551,040
Diodes, Inc. (a)	12,200	239,242
Exar Corp. (a)	15,000	110,850
Fairchild Semiconductor International, Inc. (a)	3,466,946	35,778,883
Himax Technologies, Inc. sponsored ADR	1,116,400	3,271,052
Integrated Device Technology, Inc. (a)	1,117,400	6,112,178
Intel Corp.	12,436,932	255,330,214
International Rectifier Corp. (a)	448,537	9,073,904
Intersil Corp. Class A	1,002,840	14,882,146
Linear Technology Corp.	2,100	57,057
LSI Corp. (a)	746,697	4,024,697
Marvell Technology Group Ltd. (a)	2,594,086	50,117,742
Micron Technology, Inc. (a)	5,991,738	54,285,146
Microsemi Corp. (a)	354,734	5,501,924
Monolithic Power Systems, Inc. (a)	260,432	5,289,374
National Semiconductor Corp.	1,299,632	18,818,671
NVIDIA Corp. (a)	1,785,270	28,921,374
O2Micro International Ltd. sponsored ADR (a)	213,200	1,277,068
Omnivision Technologies, Inc. (a)	437,100	6,351,063
ON Semiconductor Corp. (a)	2,156,141	17,162,882
PMC-Sierra, Inc. (a)	800,500	6,644,150
RF Micro Devices, Inc. (a)	762,114	3,208,500
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Samsung Electronics Co. Ltd.	8,180	$ 5,246,483
Silicon Storage Technology, Inc. (a)	39,300	125,367
Skyworks Solutions, Inc. (a)	622,524	9,505,941
Standard Microsystems Corp. (a)	315,383	6,156,276
STATS ChipPAC Ltd. (a)	2,479,000	1,834,076
Texas Instruments, Inc.	2,921,559	71,227,608
Volterra Semiconductor Corp. (a)	165,905	3,621,706
Xilinx, Inc.	1,279,500	33,049,485
Zoran Corp. (a)	63,300	717,822
		808,898,889
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,005,101,808
TOTAL COMMON STOCKS (Cost $1,190,160,066)		1,097,955,137
Convertible Bonds - 0.1%
	Principal Amount
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
SunPower Corp. 4.75% 4/15/14	$ 470,000	462,997
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14 (d)	610,000	1,329,068
TOTAL CONVERTIBLE BONDS (Cost $1,080,000)		1,792,065
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (e)	784	$ 784
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	18,372,375	18,372,375
TOTAL MONEY MARKET FUNDS (Cost $18,373,159)		18,373,159
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,209,613,225)		1,118,120,361
NET OTHER ASSETS - (1.2)%		(13,579,206)
NET ASSETS - 100%		$ 1,104,541,155
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,329,068 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 56,022
Fidelity Securities Lending Cash Central Fund	91,497
Total	$ 147,519
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,097,955,137	$ 1,097,955,134	$ -	$ 3
Convertible Bonds	1,792,065	-	1,792,065	-
Money Market Funds	18,373,159	18,373,159	-	-
Total Investments in Securities:	$ 1,118,120,361	$ 1,116,328,293	$ 1,792,065	$ 3
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(75,776)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	75,779
Ending Balance	$ 3
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ (75,776)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.3%
Singapore	4.7%
Bermuda	4.5%
Cayman Islands	1.3%
Netherlands	1.2%
Others (individually less than 1%)	1.0%
100.0%
Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $1,912,166,439 of which $1,514,779,921, $67,503,898, $258,803,490 and $71,079,130 will expire on February 28, 2011, February 29, 2012, February 28, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $17,724,634) - See accompanying schedule: Unaffiliated issuers (cost $1,191,240,066)	$ 1,099,747,202
Fidelity Central Funds (cost $18,373,159)	18,373,159
Total Investments (cost $1,209,613,225)		$ 1,118,120,361
Receivable for investments sold		12,480,269
Receivable for fund shares sold		260,069
Dividends receivable		2,943,952
Interest receivable		22,097
Distributions receivable from Fidelity Central Funds		2,202
Prepaid expenses		3,388
Other receivables		41,243
Total assets		1,133,873,581

Liabilities
Payable to custodian bank	$ 774,816
Payable for investments purchased	7,413,438
Payable for fund shares redeemed	1,902,687
Accrued management fee	512,880
Other affiliated payables	284,494
Other payables and accrued expenses	71,736
Collateral on securities loaned, at value	18,372,375
Total liabilities		29,332,426

Net Assets		$ 1,104,541,155
Net Assets consist of:
Paid in capital		$ 3,125,608,706
Undistributed net investment income		1,608,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,931,183,651)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(91,492,423)
Net Assets, for 27,849,258 shares outstanding		$ 1,104,541,155
Net Asset Value, offering price and redemption price per share ($1,104,541,155 ÷ 27,849,258 shares)		$ 39.66

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 13,882,207
Interest		3,662,816
Income from Fidelity Central Funds (including $91,497 from security lending)		147,519
Total income		17,692,542

Expenses
Management fee	$ 5,426,701
Transfer agent fees	2,888,149
Accounting and security lending fees	368,713
Custodian fees and expenses	82,588
Independent trustees' compensation	6,680
Appreciation in deferred trustee compensation account	90
Registration fees	48,236
Audit	42,529
Legal	8,043
Interest	213
Miscellaneous	16,403
Total expenses before reductions	8,888,345
Expense reductions	(63,502)	8,824,843
Net investment income (loss)		8,867,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	103,595,563
Foreign currency transactions	(1,621)
Capital gain distributions from Fidelity Central Funds	1,070
Total net realized gain (loss)		103,595,012
Change in net unrealized appreciation (depreciation) on: Investment securities	401,700,722
Assets and liabilities in foreign currencies	25,992
Total change in net unrealized appreciation (depreciation)		401,726,714
Net gain (loss)		505,321,726
Net increase (decrease) in net assets resulting from operations		$ 514,189,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,867,699	$ 10,153,348
Net realized gain (loss)	103,595,012	(338,107,375)
Change in net unrealized appreciation (depreciation)	401,726,714	(139,562,154)
Net increase (decrease) in net assets resulting from operations	514,189,425	(467,516,181)
Distributions to shareholders from net investment income	(9,465,569)	(5,135,720)
Distributions to shareholders from net realized gain	(285,675)	-
Total distributions	(9,751,244)	(5,135,720)
Share transactions Proceeds from sales of shares	344,238,190	85,955,651
Reinvestment of distributions	9,290,540	4,870,280
Cost of shares redeemed	(316,936,032)	(256,580,265)
Net increase (decrease) in net assets resulting from share transactions	36,592,698	(165,754,334)
Redemption fees	56,833	35,043
Total increase (decrease) in net assets	541,087,712	(638,371,192)

Net Assets
Beginning of period	563,453,443	1,201,824,635
End of period (including undistributed net investment income of $1,608,523 and undistributed net investment income of $2,316,529, respectively)	$ 1,104,541,155	$ 563,453,443
Other Information Shares
Sold	9,995,209	2,625,746
Issued in reinvestment of distributions	258,297	236,536
Redeemed	(9,071,377)	(8,528,536)
Net increase (decrease)	1,182,129	(5,666,254)

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 21.13	$ 37.17	$ 46.14	$ 46.60	$ 38.93
Income from Investment Operations
Net investment income (loss) C	.31	.34	.17	.05	(.07)
Net realized and unrealized gain (loss)	18.57	(16.19)	(8.85)	(.48)	7.73
Total from investment operations	18.88	(15.85)	(8.68)	(.43)	7.66
Distributions from net investment income	(.34)	(.19)	(.17)	(.03)	-
Distributions from net realized gain	(.01)	-	(.12)	-	-
Total distributions	(.35)	(.19)	(.29)	(.03)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 39.66	$ 21.13	$ 37.17	$ 46.14	$ 46.60
Total Return A,B	89.51%	(42.63)%	(18.95)%	(.92)%	19.70%
Ratios to Average Net Assets D,F
Expenses before reductions	.92%	.89%	.87%	.91%	.95%
Expenses net of fee waivers, if any	.92%	.89%	.87%	.91%	.95%
Expenses net of all reductions	.91%	.88%	.86%	.89%	.88%
Net investment income (loss)	.92%	1.05%	.36%	.11%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,104,541	$ 563,453	$ 1,201,825	$ 1,944,223	$ 2,840,570
Portfolio turnover rate E	71%	91%	87%	97%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio A	60.83%	7.68%	6.14%

A Prior to October 1, 2006, IT Services Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Kyle Weaver, Portfolio Manager of Select IT Services Portfolio: During the past year, the fund returned 60.83%, well ahead of the S&P 500 and the 50.24% return of the MSCI® U.S. IM IT Services 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Favorable stock selection in data processing/outsourced services was the primary reason the fund topped the MSCI index, although my picks in two out-of-index groups - application software and technology distributors - also helped. Large underweightings in two benchmark components, payroll processor Automatic Data Processing and money transfer agent Western Union, aided fund performance, as both stocks posted nice gains but significantly underperformed the benchmark. An overweighted position in Alliance Data Systems, which offers a variety of outsourced marketing, credit and customer-loyalty solutions, also lifted performance, as did electronic bill payment processing provider Metavante Technologies, which was acquired during the period at a healthy premium to its market price. Other contributors included VeriFone Holdings, which supplies electronic point-of-sale (POS) terminals, and VanceInfo Technologies, a pure play on the Chinese information technology (IT) services industry. Conversely, having a modest cash position detracted. My security selection in Internet software/services and in IT consulting/other services also hurt a bit. Individual detractors included Yucheng Technologies, which was hurt by changing regulations regarding the deployment of POS terminals in China. Other detractors were Affiliated Computer Services, which provides outsourced services to corporations as well as state and local governments, networking and data communications holding TNS and Fidelity National Information Services, a provider of bank payment processing technology and related solutions, which acquired Metavante.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

IT Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc. Class A	13.9	18.2
MasterCard, Inc. Class A	11.0	4.9
Accenture PLC Class A	9.5	10.5
Cognizant Technology Solutions Corp. Class A	6.3	5.6
Fidelity National Information Services, Inc.	5.6	5.0
Alliance Data Systems Corp.	4.9	5.9
Automatic Data Processing, Inc.	4.1	3.9
Fiserv, Inc.	3.7	1.7
TNS, Inc.	2.9	2.2
Wright Express Corp.	2.6	1.6
	64.5
Top Industries (% of fund's net assets)
As of February 28, 2010
IT Services	90.2%
Software	5.1%
Office Electronics	2.3%
Internet Software & Services	2.1%
Electronic Equipment & Components	0.9%
All Others*	(0.6)%†

As of August 31, 2009
IT Services	95.3%
Software	2.9%
Internet Software & Services	1.1%
Wireless Telecommunication Services	0.4%
All Others*	0.3%

* Includes short-term investments and net other assets.
† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

IT Services Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 100.9%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 0.3%
Specialized Consumer Services - 0.3%
Coinstar, Inc. (a)	9,300	$ 276,024
ELECTRONIC EQUIPMENT & COMPONENTS - 0.9%
Technology Distributors - 0.9%
Digital China Holdings Ltd. (H Shares)	544,000	855,015
INTERNET SOFTWARE & SERVICES - 2.1%
Internet Software & Services - 2.1%
j2 Global Communications, Inc. (a)	75,500	1,638,350
LivePerson, Inc. (a)	54,500	379,865
		2,018,215
IT SERVICES - 90.2%
Data Processing & Outsourced Services - 66.4%
Alliance Data Systems Corp. (a)(c)	85,448	4,737,237
Automatic Data Processing, Inc.	94,600	3,936,306
Cass Information Systems, Inc.	2,200	66,594
Convergys Corp. (a)	84,600	1,043,964
CSG Systems International, Inc. (a)	13,100	263,572
CyberSource Corp. (a)	62,100	1,063,773
DST Systems, Inc. (a)	9,100	349,713
Euronet Worldwide, Inc. (a)	18,200	329,784
ExlService Holdings, Inc. (a)	29,000	498,800
Fidelity National Information Services, Inc.	238,500	5,375,790
Fiserv, Inc. (a)	74,900	3,612,427
Genpact Ltd. (a)	138,900	2,096,001
Global Cash Access Holdings, Inc. (a)	13,800	103,362
Heartland Payment Systems, Inc.	56,800	868,472
Hewitt Associates, Inc. Class A (a)	58,800	2,233,812
infoGROUP, Inc. (a)	162,700	1,306,481
MasterCard, Inc. Class A	47,215	10,593,630
NeuStar, Inc. Class A (a)	26,000	602,680
Syntel, Inc.	45,000	1,525,500
Teletech Holdings, Inc. (a)	14,900	260,601
The Western Union Co.	155,800	2,458,524
TNS, Inc. (a)	118,000	2,788,340
VeriFone Holdings, Inc. (a)	56,800	1,096,240
Visa, Inc. Class A (c)	157,612	13,441,151
WNS Holdings Ltd. sponsored ADR (a)(c)	62,200	927,402
Wright Express Corp. (a)	89,700	2,540,304
		64,120,460
IT Consulting & Other Services - 23.8%
Accenture PLC Class A	229,600	9,177,112
Acxiom Corp. (a)	84,400	1,422,984
China Information Security Technology, Inc. (a)(c)	154,600	760,632
Ciber, Inc. (a)	34,500	128,685
Cognizant Technology Solutions Corp. Class A (a)	126,116	6,069,963
Computer Task Group, Inc. (a)	47,500	359,575
iGate Corp.	6,900	63,066

	Shares	Value
Integral Systems, Inc. (a)	140,700	$ 1,204,392
ManTech International Corp. Class A (a)	200	9,876
Maximus, Inc.	5,800	333,964
NCI, Inc. Class A (a)	2,200	61,974
Ness Technologies, Inc. (a)	256,400	1,461,480
RightNow Technologies, Inc. (a)	6,400	99,584
Sapient Corp.	69,700	628,694
SRA International, Inc. Class A (a)	13,400	255,404
Unisys Corp. (a)	12,520	437,073
Yucheng Technologies Ltd. (a)	153,800	553,680
		23,028,138
TOTAL IT SERVICES		87,148,598
OFFICE ELECTRONICS - 2.3%
Office Electronics - 2.3%
Xerox Corp.	238,921	2,238,690
SOFTWARE - 5.1%
Application Software - 4.6%
AsiaInfo Holdings, Inc. (a)	3,500	85,470
Epicor Software Corp. (a)	62,900	539,053
Longtop Financial Technologies Ltd. ADR (a)	32,450	1,077,340
Monotype Imaging Holdings, Inc. (a)	58,200	553,482
Pegasystems, Inc.	13,400	482,400
VanceInfo Technologies, Inc. ADR (a)(c)	86,900	1,719,751
		4,457,496
Systems Software - 0.5%
MICROS Systems, Inc. (a)	15,800	474,632
TOTAL SOFTWARE		4,932,128
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Syniverse Holdings, Inc. (a)	600	10,092
TOTAL COMMON STOCKS (Cost $87,019,966)		97,478,762
Money Market Funds - 19.8%

Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d) (Cost $19,178,800)	19,178,800	19,178,800
TOTAL INVESTMENT PORTFOLIO - 120.7% (Cost $106,198,766)		116,657,562
NET OTHER ASSETS - (20.7)%		(20,026,516)
NET ASSETS - 100%		$ 96,631,046
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,795
Fidelity Securities Lending Cash Central Fund	35,838
Total	$ 40,633
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.9%
Ireland	9.5%
Cayman Islands	2.9%
Bermuda	2.2%
Bailiwick of Jersey	1.0%
Others (individually less than 1%)	1.5%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $8,570,233 of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $18,800,790) - See accompanying schedule: Unaffiliated issuers (cost $87,019,966)	$ 97,478,762
Fidelity Central Funds (cost $19,178,800)	19,178,800
Total Investments (cost $106,198,766)		$ 116,657,562
Cash		16,629
Receivable for investments sold		2,178,950
Receivable for fund shares sold		59,925
Dividends receivable		44,618
Distributions receivable from Fidelity Central Funds		1,936
Prepaid expenses		231
Other receivables		10,315
Total assets		118,970,166

Liabilities
Payable for fund shares redeemed	$ 3,056,198
Accrued management fee	48,066
Other affiliated payables	26,552
Other payables and accrued expenses	29,504
Collateral on securities loaned, at value	19,178,800
Total liabilities		22,339,120

Net Assets		$ 96,631,046
Net Assets consist of:
Paid in capital		$ 96,034,655
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,861,390)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,457,781
Net Assets, for 5,656,743 shares outstanding		$ 96,631,046
Net Asset Value, offering price and redemption price per share ($96,631,046 ÷ 5,656,743 shares)		$ 17.08

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 487,469
Income from Fidelity Central Funds (including $35,838 from security lending)		40,633
Total income		528,102

Expenses
Management fee	$ 437,725
Transfer agent fees	227,144
Accounting and security lending fees	31,781
Custodian fees and expenses	9,034
Independent trustees' compensation	481
Registration fees	23,967
Audit	36,579
Legal	328
Miscellaneous	1,030
Total expenses before reductions	768,069
Expense reductions	(1,679)	766,390
Net investment income (loss)		(238,288)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,622,292
Foreign currency transactions	(134)
Total net realized gain (loss)		9,622,158
Change in net unrealized appreciation (depreciation) on: Investment securities	20,861,625
Assets and liabilities in foreign currencies	925
Total change in net unrealized appreciation (depreciation)		20,862,550
Net gain (loss)		30,484,708
Net increase (decrease) in net assets resulting from operations		$ 30,246,420

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (238,288)	$ (78,729)
Net realized gain (loss)	9,622,158	(17,667,815)
Change in net unrealized appreciation (depreciation)	20,862,550	(8,351,839)
Net increase (decrease) in net assets resulting from operations	30,246,420	(26,098,383)
Share transactions Proceeds from sales of shares	73,302,554	94,940,325
Cost of shares redeemed	(54,961,487)	(59,676,679)
Net increase (decrease) in net assets resulting from share transactions	18,341,067	35,263,646
Redemption fees	5,004	30,945
Total increase (decrease) in net assets	48,592,491	9,196,208

Net Assets
Beginning of period	48,038,555	38,842,347
End of period	$ 96,631,046	$ 48,038,555
Other Information Shares
Sold	4,765,050	6,271,982
Redeemed	(3,632,823)	(4,378,124)
Net increase (decrease)	1,132,227	1,893,858

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 14.77	$ 17.40	$ 17.43	$ 15.50
Income from Investment Operations
Net investment income (loss) C	(.05)	(.02)	(.06)	(.07)	(.03) F
Net realized and unrealized gain (loss)	6.51	(4.14)	(.25)	1.73	2.59
Total from investment operations	6.46	(4.16)	(.31)	1.66	2.56
Distributions from net realized gain	-	-	(2.32)	(1.70)	(.63)
Redemption fees added to paid in capital C	- I	.01	- I	.01	- I
Net asset value, end of period	$ 17.08	$ 10.62	$ 14.77	$ 17.40	$ 17.43
Total Return A,B	60.83%	(28.10)%	(2.94)%	10.11%	17.14%
Ratios to Average Net Assets D,G
Expenses before reductions	.99%	1.00%	1.06%	1.19%	1.22%
Expenses net of fee waivers, if any	.99%	1.00%	1.06%	1.16%	1.22%
Expenses net of all reductions	.99%	1.00%	1.06%	1.15%	1.18%
Net investment income (loss)	(.31)%	(.14)%	(.32)%	(.42)%	(.17)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,631	$ 48,039	$ 38,842	$ 34,104	$ 39,392
Portfolio turnover rate E	131%	140%	212%	200%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Software and Computer Services Portfolio	62.89%	8.72%	0.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and Computer Services Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Brian Lempel, Portfolio Manager of Select Software and Computer Services Portfolio: The fund gained 62.89% during the past year, beating the S&P 500 and the 61.54% return of the MSCI® U.S. IM Software & Services 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Stock selection drove the fund's outperformance of the MSCI index, with particularly strong results coming from our holdings in information technology (IT) consulting/other services and data processing/outsourced services. The fund also gained from underweighting data processing/outsourced services stocks, which lagged the benchmark. Conversely, security selection in systems software offset some of the fund's gains. The two biggest individual contributors relative to the index were Cognizant Technology Solutions and out-of-index firm WNS Holdings. Both outsourcing services providers were attractively valued and had very strong results. Another positive was underweighting money-transfer firm Western Union, whose fortunes are closely tied to employment, which continued to lag. Taleo's stock had a strong bounce-back after this maker of talent management software resolved accounting problems. Underweightings in weak-performing Internet giant Yahoo! and payroll service provider Automatic Data Processing also helped. The No. 1 detractor was a large overweighting in business management software maker BMC Software. Not owning strong-performing index component Salesforce.com also hurt results, as did Japanese video-game maker Nintendo - an out-of-benchmark position - and application software firms Adobe Systems and Epiq Systems. I sold Nintendo during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Software & Computer Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	24.4	25.0
Google, Inc. Class A	12.4	13.7
Oracle Corp.	7.5	9.8
BMC Software, Inc.	3.7	3.7
Visa, Inc. Class A	3.5	3.9
eBay, Inc.	3.3	3.2
Cognizant Technology Solutions Corp. Class A	3.1	3.8
Adobe Systems, Inc.	3.0	3.8
Citrix Systems, Inc.	3.0	2.0
Nuance Communications, Inc.	2.8	1.5
	66.7
Top Industries (% of fund's net assets)
As of February 28, 2010
Software	66.1%
Internet Software & Services	18.6%
IT Services	14.1%
Media	0.6%
Computers & Peripherals	0.4%
All Others*	0.2%

As of August 31, 2009
Software	62.5%
Internet Software & Services	18.6%
IT Services	18.5%
Specialty Retail	0.2%
Media	0.1%
All Others*	0.1%

* Includes short-term investments and net other assets.

Annual Report

Software & Computer Services Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMPUTERS & PERIPHERALS - 0.4%
Computer Storage & Peripherals - 0.4%
EMC Corp. (a)	201,300	$ 3,520,737
INTERNET SOFTWARE & SERVICES - 18.6%
Internet Software & Services - 18.6%
Akamai Technologies, Inc. (a)	197,400	5,191,620
Baidu.com, Inc. sponsored ADR (a)	1,000	518,680
Constant Contact, Inc. (a)(c)	279,250	5,213,598
eBay, Inc. (a)	1,415,500	32,584,810
Google, Inc. Class A (a)	232,400	122,428,320
NetEase.com, Inc. sponsored ADR (a)	26,100	1,014,246
Rackspace Hosting, Inc. (a)	119,600	2,371,668
Saba Software, Inc. (a)(c)	685,158	3,466,899
Sina Corp. (a)	52,800	1,996,896
Tencent Holdings Ltd.	147,800	2,898,039
VeriSign, Inc. (a)	79,400	1,978,648
Yahoo!, Inc. (a)	242,700	3,715,737
		183,379,161
IT SERVICES - 14.1%
Data Processing & Outsourced Services - 8.7%
Alliance Data Systems Corp. (a)	54,600	3,027,024
Automatic Data Processing, Inc.	2,800	116,508
Fidelity National Information Services, Inc.	552,600	12,455,604
Fiserv, Inc. (a)	140,400	6,771,492
Genpact Ltd. (a)	148,100	2,234,829
Lender Processing Services, Inc.	60,548	2,311,723
MasterCard, Inc. Class A	89,700	20,125,989
The Western Union Co.	200	3,156
Visa, Inc. Class A	401,900	34,274,032
WNS Holdings Ltd. sponsored ADR (a)	280,402	4,180,794
		85,501,151
IT Consulting & Other Services - 5.4%
Accenture PLC Class A	410,000	16,387,700
Cognizant Technology Solutions Corp. Class A (a)	643,500	30,971,655
Infosys Technologies Ltd. sponsored ADR	1,400	79,660
Patni Computer Systems Ltd. sponsored ADR	900	18,693
RightNow Technologies, Inc. (a)	199,800	3,108,888
Sapient Corp.	182,800	1,648,856
Yucheng Technologies Ltd. (a)	198,800	715,680
		52,931,132
TOTAL IT SERVICES		138,432,283

	Shares	Value
MEDIA - 0.6%
Advertising - 0.6%
Focus Media Holding Ltd. ADR (a)(c)	157,200	$ 2,425,596
VisionChina Media, Inc. ADR (a)	503,200	3,874,640
		6,300,236
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	49	459
SOFTWARE - 66.1%
Application Software - 19.3%
Adobe Systems, Inc. (a)	865,400	29,986,110
ANSYS, Inc. (a)	26,300	1,153,518
Autodesk, Inc. (a)	1,700	47,396
Autonomy Corp. PLC (a)	25,477	594,481
Blackboard, Inc. (a)(c)	185,200	7,237,616
Citrix Systems, Inc. (a)	675,500	29,053,255
EPIQ Systems, Inc. (a)	1,900	22,078
Informatica Corp. (a)	663,200	16,924,864
Kenexa Corp. (a)	227,700	2,247,399
Longtop Financial Technologies Ltd. ADR (a)	18,500	614,200
Magma Design Automation, Inc. (a)(c)(d)	4,844,500	11,965,915
Mentor Graphics Corp. (a)	1,603,900	13,344,448
Nuance Communications, Inc. (a)	1,945,300	27,992,867
Parametric Technology Corp. (a)	312,900	5,447,589
Quest Software, Inc. (a)	1,114	18,771
Taleo Corp. Class A (a)	1,170,554	27,554,841
TIBCO Software, Inc. (a)	1,429,200	13,105,764
VanceInfo Technologies, Inc. ADR (a)	165,400	3,273,266
		190,584,378
Home Entertainment Software - 0.9%
Activision Blizzard, Inc.	604,800	6,429,024
Electronic Arts, Inc. (a)	4,100	67,978
Giant Interactive Group, Inc. ADR (c)	201,100	1,560,536
Take-Two Interactive Software, Inc. (a)(c)	80,200	771,524
		8,829,062
Systems Software - 45.9%
Ariba, Inc. (a)	2,174,600	26,116,946
BMC Software, Inc. (a)	999,100	36,806,844
CA, Inc.	90,300	2,031,750
CommVault Systems, Inc. (a)	43,400	950,460
Fortinet, Inc.	2,800	48,104
McAfee, Inc. (a)	66,900	2,655,261
Microsoft Corp.	8,366,700	239,789,622
Novell, Inc. (a)	637,800	2,991,282
Oracle Corp.	3,014,700	74,312,355
Phoenix Technologies Ltd. (a)	71,547	198,185
Progress Software Corp. (a)	54,100	1,515,882
Radiant Systems, Inc. (a)	500,637	5,592,115
Red Hat, Inc. (a)	402,700	11,295,735
Rovi Corp. (a)	609,600	20,421,600
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - continued
Sybase, Inc. (a)	163,400	$ 7,253,326
Symantec Corp. (a)	726,200	12,018,610
VMware, Inc. Class A (a)	158,200	7,832,482
		451,830,559
TOTAL SOFTWARE		651,243,999
SPECIALTY RETAIL - 0.0%
Computer & Electronics Retail - 0.0%
Gamestop Corp. Class A (a)	2,300	39,560
TOTAL COMMON STOCKS (Cost $796,642,390)		982,916,435
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 0.16% (e)	704,334	704,334
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	19,556,000	19,556,000
TOTAL MONEY MARKET FUNDS (Cost $20,260,334)		20,260,334
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $816,902,724)		1,003,176,769
NET OTHER ASSETS - (1.9)%		(18,374,033)
NET ASSETS - 100%		$ 984,802,736
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 44,899
Fidelity Securities Lending Cash Central Fund	60,636
Total	$ 105,535
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Magma Design Automation, Inc.	$ -	$ 11,061,477	$ 124,287	$ -	$ 11,965,915
Total	$ -	$ 11,061,477	$ 124,287	$ -	$ 11,965,915
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $83,477,756 of which $10,982,618, $29,206,865 and $43,288,273 will expire on February 28, 2011, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $19,226,674) - See accompanying schedule: Unaffiliated issuers (cost $785,707,055)	$ 970,950,520
Fidelity Central Funds (cost $20,260,334)	20,260,334
Other affiliated issuers (cost $10,935,335)	11,965,915
Total Investments (cost $816,902,724)		$ 1,003,176,769
Receivable for investments sold		3,958,353
Receivable for fund shares sold		678,554
Dividends receivable		1,296,221
Distributions receivable from Fidelity Central Funds		10,333
Prepaid expenses		2,352
Other receivables		179,926
Total assets		1,009,302,508

Liabilities
Payable for investments purchased	$ 3,459,585
Payable for fund shares redeemed	778,434
Accrued management fee	451,371
Other affiliated payables	222,857
Other payables and accrued expenses	31,525
Collateral on securities loaned, at value	19,556,000
Total liabilities		24,499,772

Net Assets		$ 984,802,736
Net Assets consist of:
Paid in capital		$ 882,839,877
Accumulated net investment loss		(286)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(84,288,252)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		186,251,397
Net Assets, for 13,623,756 shares outstanding		$ 984,802,736
Net Asset Value, offering price and redemption price per share ($984,802,736 ÷ 13,623,756 shares)		$ 72.29

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 6,202,038
Interest		4
Income from Fidelity Central Funds (including $60,636 from security lending)		105,535
Total income		6,307,577

Expenses
Management fee	$ 4,316,595
Transfer agent fees	2,063,617
Accounting and security lending fees	297,317
Custodian fees and expenses	22,581
Independent trustees' compensation	5,043
Registration fees	55,172
Audit	60,793
Legal	34,927
Interest	87
Miscellaneous	11,637
Total expenses before reductions	6,867,769
Expense reductions	(22,962)	6,844,807
Net investment income (loss)		(537,230)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,665,626
Other affiliated issuers	(1,854)
Foreign currency transactions	7,238
Total net realized gain (loss)		9,671,010
Change in net unrealized appreciation (depreciation) on: Investment securities	312,184,610
Assets and liabilities in foreign currencies	16,989
Total change in net unrealized appreciation (depreciation)		312,201,599
Net gain (loss)		321,872,609
Net increase (decrease) in net assets resulting from operations		$ 321,335,379

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (537,230)	$ (792,362)
Net realized gain (loss)	9,671,010	(79,375,953)
Change in net unrealized appreciation (depreciation)	312,201,599	(166,741,891)
Net increase (decrease) in net assets resulting from operations	321,335,379	(246,910,206)
Share transactions Proceeds from sales of shares	388,679,187	173,674,255
Cost of shares redeemed	(214,224,835)	(205,589,713)
Net increase (decrease) in net assets resulting from share transactions	174,454,352	(31,915,458)
Redemption fees	32,753	29,126
Total increase (decrease) in net assets	495,822,484	(278,796,538)

Net Assets
Beginning of period	488,980,252	767,776,790
End of period (including accumulated net investment loss of $286 and accumulated net investment loss of $177, respectively)	$ 984,802,736	$ 488,980,252
Other Information Shares
Sold	5,962,082	2,890,908
Redeemed	(3,355,441)	(3,372,645)
Net increase (decrease)	2,606,641	(481,737)

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.38	$ 66.77	$ 65.47	$ 53.94	$ 47.60
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.20)	(.21)	(.25)
Net realized and unrealized gain (loss)	27.95	(22.32)	1.49	11.73	6.58
Total from investment operations	27.91	(22.39)	1.29	11.52	6.33
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 72.29	$ 44.38	$ 66.77	$ 65.47	$ 53.94
Total Return A,B	62.89%	(33.53)%	1.99%	21.38%	13.32%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.87%	.86%	.92%	.96%
Expenses net of fee waivers, if any	.90%	.87%	.86%	.92%	.96%
Expenses net of all reductions	.89%	.87%	.86%	.91%	.91%
Net investment income (loss)	(.07)%	(.12)%	(.27)%	(.34)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 984,803	$ 488,980	$ 767,777	$ 924,664	$ 563,799
Portfolio turnover rate E	56%	49%	38%	139%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	94.61%	4.69%	-8.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Charlie Chai, Portfolio Manager of Select Technology Portfolio: During the past year, the fund returned 94.61%, far exceeding the S&P 500 and the 68.09% mark of the MSCI® U.S. IM Information Technology 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Favorable stock selection was responsible for virtually all of our outperformance of the MSCI index. The semiconductors group alone added more than nine percentage points, with solid picks in semiconductor equipment, communications equipment, computer hardware, Internet software and services, and application software adding value. At the stock level, not owning major index component International Business Machines (IBM) bolstered performance the most. Although the stock performed well, it lagged the extremely robust result of our benchmark. Similar comments apply to another contributor, wireless infrastructure provider QUALCOMM. An out-of-index position in German chip maker Infineon Technologies performed well. Out-of-index positions in two Chinese Internet companies - Tencent Holdings and Baidu - lifted our results. Disk-drive maker Seagate Technology benefited from tight supply and firming demand in its market. On the negative side, security selection in some out-of-index groups - notably, electrical components/equipment and advertising - modestly detracted from performance, as did an overweighting in home entertainment software and a small cash position in a strong market. Among our individual holdings, underweighting Microsoft detracted, as the stock was aided by the successful launch of the Windows 7 upgrade of its flagship computer operating system. I increased our stake in Microsoft, making it our largest holding by period end. BMC Software posted a gain but trailed the MSCI index, which hurt performance because of the fund's overweighted exposure. Underweighting the resurgent shares of computer maker Hewlett-Packard was costly. Meanwhile, our out-of-index stake in solar products company SunPower was hurt by sluggish demand and allegations of accounting irregularities. An out-of-index position in VisionChina Media, which uses technology to deliver advertising messages on buses and subways, also disappointed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Technology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	10.6	5.6
Apple, Inc.	9.7	8.1
Google, Inc. Class A	4.3	4.7
Hewlett-Packard Co.	4.1	3.0
Cisco Systems, Inc.	4.1	5.7
Oracle Corp.	3.1	3.0
Intel Corp.	2.5	4.8
BMC Software, Inc.	1.9	2.0
SanDisk Corp.	1.5	0.9
ASML Holding NV (NY Shares)	1.4	1.2
	43.2
Top Industries (% of fund's net assets)
As of February 28, 2010
Software	28.1%
Semiconductors & Semiconductor Equipment	19.1%
Computers & Peripherals	18.4%
Communications Equipment	10.0%
Internet Software & Services	9.4%
All Others*	15.0%

As of August 31, 2009
Semiconductors & Semiconductor Equipment	24.6%
Software	23.4%
Computers & Peripherals	15.4%
Communications Equipment	13.3%
Internet Software & Services	10.9%
All Others*	12.4%

* Includes short-term investments and net other assets.

Annual Report

Technology Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
CHEMICALS - 0.1%
Specialty Chemicals - 0.1%
Shin-Etsu Chemical Co., Ltd.	35,800	$ 1,926,530
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Commercial Printing - 0.0%
Nissha Printing Co. Ltd. (c)	17,600	623,158
COMMUNICATIONS EQUIPMENT - 10.0%
Communications Equipment - 10.0%
Acme Packet, Inc. (a)	281,900	4,699,273
Adtran, Inc.	190,200	4,446,876
Brocade Communications Systems, Inc. (a)	369,600	2,151,072
Cisco Systems, Inc. (a)	3,354,900	81,624,717
Comverse Technology, Inc. (a)	105,800	909,880
Emulex Corp. (a)	171,066	2,172,538
F5 Networks, Inc. (a)	220,000	12,276,000
Infinera Corp. (a)	206,300	1,563,754
Juniper Networks, Inc. (a)	730,200	20,430,996
Motorola, Inc. (a)	866,800	5,859,568
Netronix, Inc. (a)	300,000	914,099
Palm, Inc. (a)	301,900	1,841,590
Polycom, Inc. (a)	438,400	11,446,624
QUALCOMM, Inc.	527,311	19,347,041
Research In Motion Ltd. (a)	97,700	6,924,976
Riverbed Technology, Inc. (a)	320,700	8,739,075
Sandvine Corp. (a)	3,066,216	4,720,618
Sandvine Corp. (U.K.) (a)	1,941,200	2,930,919
Tekelec (a)	337,900	5,582,108
		198,581,724
COMPUTERS & PERIPHERALS - 18.4%
Computer Hardware - 14.2%
3PAR, Inc. (a)	236,176	2,179,904
Apple, Inc. (a)	945,930	193,556,197
Hewlett-Packard Co.	1,629,500	82,762,305
Stratasys, Inc. (a)(c)	176,315	4,649,427
Toshiba Corp. (a)	194,000	971,911
		284,119,744
Computer Storage & Peripherals - 4.2%
EMC Corp. (a)	598,500	10,467,765
NetApp, Inc. (a)	117,500	3,526,175
Netezza Corp. (a)	170,300	1,556,542
SanDisk Corp. (a)	1,061,600	30,924,408
Seagate Technology	1,096,800	21,837,288
SIMPLO Technology Co. Ltd.	220,000	1,153,750
Synaptics, Inc. (a)	287,195	7,668,107
Western Digital Corp. (a)	171,800	6,636,634
		83,770,669
TOTAL COMPUTERS & PERIPHERALS		367,890,413

	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 0.0%
Education Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)(c)	2,792	$ 218,306
ELECTRICAL EQUIPMENT - 1.2%
Electrical Components & Equipment - 1.2%
A123 Systems, Inc. (c)	50,600	833,382
Canadian Solar, Inc. (a)	125,200	2,393,824
centrotherm photovoltaics AG (a)	62,038	2,506,491
Energy Conversion Devices, Inc. (a)(c)	125,649	904,673
First Solar, Inc. (a)	1,500	158,850
GT Solar International, Inc. (a)(c)	743,600	4,424,420
JA Solar Holdings Co. Ltd. ADR (a)	46,200	229,152
Q-Cells SE (a)	100	954
Roth & Rau AG (a)	47,977	1,610,808
SunPower Corp. Class B (a)	244,783	3,997,306
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(c)	9,500	125,970
Trina Solar Ltd. ADR (a)(c)	313,700	6,901,400
		24,087,230
ELECTRONIC EQUIPMENT & COMPONENTS - 6.9%
Electronic Components - 2.3%
Amphenol Corp. Class A	4,200	174,930
BYD Co. Ltd. (H Shares) (a)(c)	296,500	2,295,696
Corning, Inc.	855,750	15,086,873
DTS, Inc. (a)	64,900	2,076,800
Prime View International Co. Ltd. (a)	8,915,000	17,508,139
Prime View International Co. Ltd. sponsored GDR (a)(d)	14,900	293,141
TDK Corp.	31,300	1,931,033
Vishay Intertechnology, Inc. (a)	639,700	6,556,925
		45,923,537
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	320,000	10,067,200
Cando Corp. (a)	1,267,896	1,077,297
China Security & Surveillance Technology, Inc. warrants 8/25/10 (a)(f)	126,425	76,717
Chroma ATE, Inc.	2,589,407	5,117,564
Itron, Inc. (a)	47,300	3,166,735
National Instruments Corp.	210,700	6,662,334
Wasion Group Holdings Ltd.	3,104,000	2,223,370
		28,391,217
Electronic Manufacturing Services - 2.0%
Benchmark Electronics, Inc. (a)	96,700	1,914,660
Flextronics International Ltd. (a)	1,194,400	8,313,024
Ju Teng International Holdings Ltd.	1,000,000	847,698
Trimble Navigation Ltd. (a)	1,051,963	28,266,246
		39,341,628
Technology Distributors - 1.2%
Digital China Holdings Ltd. (H Shares)	9,411,000	14,791,451
Inspur International Ltd.	8,592,000	1,195,455
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Technology Distributors - continued
Supreme Electronics Co. Ltd. (a)	2,051,000	$ 1,704,379
Synnex Technology International Corp.	877,800	1,846,850
WPG Holding Co. Ltd.	3,155,000	5,076,673
		24,614,808
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		138,271,190
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.1%
China Medical Technologies, Inc. sponsored ADR (c)	5,306	73,382
Mindray Medical International Ltd. sponsored ADR (c)	63,100	2,407,896
Mingyuan Medicare Development Co. Ltd. (a)	890,000	138,736
		2,620,014
HEALTH CARE TECHNOLOGY - 0.3%
Health Care Technology - 0.3%
athenahealth, Inc. (a)	1,500	55,260
Cerner Corp. (a)	74,600	6,188,070
		6,243,330
HOTELS, RESTAURANTS & LEISURE - 0.7%
Hotels, Resorts & Cruise Lines - 0.7%
Ctrip.com International Ltd. sponsored ADR (a)	353,000	13,495,190
eLong, Inc. sponsored ADR (a)	100	1,101
		13,496,291
HOUSEHOLD DURABLES - 0.5%
Consumer Electronics - 0.5%
Sharp Corp.	322,000	3,733,859
Sony Corp. sponsored ADR	173,925	5,932,582
TomTom Group BV (a)	160	1,250
		9,667,691
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
Independent Power Producers & Energy Traders - 0.0%
GCL-Poly Energy Holdings Ltd.	641,000	156,901
INTERNET & CATALOG RETAIL - 1.3%
Internet Retail - 1.3%
Amazon.com, Inc. (a)	119,364	14,132,698
Priceline.com, Inc. (a)	48,100	10,907,156
		25,039,854
INTERNET SOFTWARE & SERVICES - 9.4%
Internet Software & Services - 9.4%
Akamai Technologies, Inc. (a)	112,000	2,945,600
Alibaba.com Ltd.	1,780,500	3,899,474
Art Technology Group, Inc. (a)	248,306	985,775

	Shares	Value
Baidu.com, Inc. sponsored ADR (a)	15,000	$ 7,780,200
Blinkx PLC (a)	500,000	108,663
DealerTrack Holdings, Inc. (a)	7,000	99,540
eBay, Inc. (a)	1,050,300	24,177,906
Google, Inc. Class A (a)	161,312	84,979,162
GREE, Inc.	52,000	3,202,252
LogMeIn, Inc.	11,700	219,492
LoopNet, Inc. (a)	150,000	1,417,500
Mercadolibre, Inc. (a)(c)	145,345	5,979,493
NetEase.com, Inc. sponsored ADR (a)	116,600	4,531,076
NHN Corp. (a)	12,423	1,938,416
Open Text Corp. (a)	195,400	9,580,125
OpenTable, Inc.	1,100	37,488
Rackspace Hosting, Inc. (a)	47,600	943,908
Saba Software, Inc. (a)	10,000	50,600
Tencent Holdings Ltd.	547,600	10,737,255
VeriSign, Inc. (a)	413,800	10,311,896
VistaPrint Ltd. (a)(c)	219,200	12,652,224
Vocus, Inc. (a)	30,000	426,900
		187,004,945
IT SERVICES - 2.1%
Data Processing & Outsourced Services - 1.0%
MasterCard, Inc. Class A	12,200	2,737,314
Visa, Inc. Class A	186,400	15,896,192
WNS Holdings Ltd. sponsored ADR (a)	41,900	624,729
		19,258,235
IT Consulting & Other Services - 1.1%
Accenture PLC Class A	47,400	1,894,578
Atos Origin SA (a)	68,489	3,191,405
Cognizant Technology Solutions Corp. Class A (a)	165,200	7,951,076
RightNow Technologies, Inc. (a)	566,900	8,820,964
Yucheng Technologies Ltd. (a)	294,800	1,061,280
		22,919,303
TOTAL IT SERVICES		42,177,538
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Life Technologies Corp. (a)	19,400	984,744
MACHINERY - 0.3%
Industrial Machinery - 0.3%
CKD Corp.	242,500	1,861,920
Meyer Burger Technology AG (a)	39,700	846,175
Shin Zu Shing Co. Ltd.	647,778	2,419,339
		5,127,434
MEDIA - 0.7%
Advertising - 0.7%
AirMedia Group, Inc. ADR (a)	388,000	2,545,280
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Advertising - continued
Focus Media Holding Ltd. ADR (a)(c)	341,300	$ 5,266,259
VisionChina Media, Inc. ADR (a)	708,947	5,458,892
		13,270,431
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Globe Specialty Metals, Inc.	65,600	673,056
Timminco Ltd. (a)	13,700	16,535
		689,591
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 19.1%
Semiconductor Equipment - 3.9%
Aixtron AG	132,700	3,902,495
Amkor Technology, Inc. (a)(c)	910,600	5,481,812
ASM International NV (NASDAQ) (a)	41,200	966,964
ASML Holding NV (NY Shares)	933,605	28,783,042
ATMI, Inc. (a)	11,200	188,608
Cymer, Inc. (a)	52,522	1,644,989
Lam Research Corp. (a)	232,475	7,883,227
LTX-Credence Corp. (a)	1,191,690	3,706,156
MEMC Electronic Materials, Inc. (a)	204,300	2,474,073
Photronics, Inc. (a)(c)	206,900	910,360
Sumco Corp.	118,200	2,143,768
Tessera Technologies, Inc. (a)	549,966	9,877,389
Varian Semiconductor Equipment Associates, Inc. (a)	316,100	9,508,288
Veeco Instruments, Inc. (a)	29,400	1,002,540
		78,473,711
Semiconductors - 15.2%
Advanced Micro Devices, Inc. (a)	773,600	6,119,176
Altera Corp.	593,600	14,501,648
ANADIGICS, Inc. (a)	100	411
Applied Micro Circuits Corp. (a)	19,125	170,978
Atmel Corp. (a)	695,086	3,134,838
Avago Technologies Ltd.	1,513,800	27,475,470
Broadcom Corp. Class A	643,600	20,157,552
Cavium Networks, Inc. (a)	781,893	18,687,243
Cree, Inc. (a)	281,300	19,080,579
CSR PLC (a)	632,141	4,579,372
Cypress Semiconductor Corp. (a)	636,800	7,539,712
Epistar Corp.	651,000	1,744,510
Fairchild Semiconductor International, Inc. (a)	236,200	2,437,584
Global Unichip Corp.	547,608	2,411,657
Hittite Microwave Corp. (a)	130,900	5,463,766
Hynix Semiconductor, Inc. (a)	200,800	3,635,173
Infineon Technologies AG (a)	360,132	1,966,321
Inotera Memories, Inc. (a)	3,628,846	2,490,385
Integrated Device Technology, Inc. (a)	701,633	3,837,933
Intel Corp.	2,411,606	49,510,271
International Rectifier Corp. (a)	365,245	7,388,906

	Shares	Value
Intersil Corp. Class A	430,300	$ 6,385,652
LSI Corp. (a)	374,300	2,017,477
Marvell Technology Group Ltd. (a)	1,035,700	20,009,724
MediaTek, Inc.	52,104	818,939
Micron Technology, Inc. (a)	1,567,715	14,203,498
Microsemi Corp. (a)	13,100	203,181
Monolithic Power Systems, Inc. (a)	156,900	3,186,639
Netlogic Microsystems, Inc. (a)(c)	65,700	3,560,283
NVIDIA Corp. (a)	1,345,700	21,800,340
O2Micro International Ltd. sponsored ADR (a)	100	599
Omnivision Technologies, Inc. (a)	144,100	2,093,773
Power Integrations, Inc.	34,200	1,229,832
Radiant Opto-Electronics Corp.	898,160	1,097,192
Rambus, Inc. (a)	117,400	2,576,930
RF Micro Devices, Inc. (a)	100	421
Silicon Laboratories, Inc. (a)	130,000	5,907,200
Skyworks Solutions, Inc. (a)	152,000	2,321,040
Spreadtrum Communications, Inc. ADR (a)(c)	371,600	2,433,980
Standard Microsystems Corp. (a)	246,500	4,811,680
TriQuint Semiconductor, Inc. (a)	100	719
Volterra Semiconductor Corp. (a)	39,400	860,102
Xilinx, Inc.	164,800	4,256,784
YoungTek Electronics Corp.	250,000	552,443
		302,661,913
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		381,135,624
SOFTWARE - 28.1%
Application Software - 9.4%
Adobe Systems, Inc. (a)	207,000	7,172,550
ANSYS, Inc. (a)	2,700	118,422
AsiaInfo Holdings, Inc. (a)	95,800	2,339,436
Citrix Systems, Inc. (a)	479,400	20,618,994
Concur Technologies, Inc. (a)	208,700	8,210,258
Epicor Software Corp. (a)	620,200	5,315,114
Informatica Corp. (a)	682,400	17,414,848
Intuit, Inc. (a)	6,500	210,340
JDA Software Group, Inc. (a)	170,600	4,827,980
Kingdee International Software Group Co. Ltd.	38,022,000	10,237,559
Longtop Financial Technologies Ltd. ADR (a)	156,900	5,209,080
Manhattan Associates, Inc. (a)	43,300	1,094,191
Mentor Graphics Corp. (a)	484,000	4,026,880
MicroStrategy, Inc. Class A (a)	75,034	6,654,765
Nuance Communications, Inc. (a)	739,645	10,643,492
Parametric Technology Corp. (a)	806,300	14,037,683
Pegasystems, Inc.	155,100	5,583,600
Salesforce.com, Inc. (a)	392,100	26,643,195
Smith Micro Software, Inc. (a)	393,882	3,450,406
SolarWinds, Inc.	7,600	142,956
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
SuccessFactors, Inc. (a)	565,000	$ 10,232,150
Synchronoss Technologies, Inc. (a)	232,806	4,053,152
Synopsys, Inc. (a)	100	2,190
Taleo Corp. Class A (a)	380,736	8,962,525
TIBCO Software, Inc. (a)	850,400	7,798,168
Ulticom, Inc.	37,455	361,441
VanceInfo Technologies, Inc. ADR (a)	74,600	1,476,334
		186,837,709
Home Entertainment Software - 0.6%
Activision Blizzard, Inc.	197,600	2,100,488
Changyou.com Ltd. (A Shares) ADR	2,000	66,400
Giant Interactive Group, Inc. ADR	100,000	776,000
NCsoft Corp.	71,099	8,151,868
Neowiz Games Corp.	10,551	310,163
		11,404,919
Systems Software - 18.1%
Ariba, Inc. (a)	455,551	5,471,168
BMC Software, Inc. (a)	1,031,300	37,993,092
Check Point Software Technologies Ltd. (a)	61,900	2,017,940
CommVault Systems, Inc. (a)	8,800	192,720
Fortinet, Inc.	29,400	505,092
Insyde Software Corp.	825,267	2,992,331
Microsoft Corp.	7,365,804	211,103,940
Oracle Corp.	2,481,700	61,173,905
Red Hat, Inc. (a)	839,300	23,542,365
Rovi Corp. (a)	97,900	3,279,650
TeleCommunication Systems, Inc. Class A (a)	105,200	801,624
VMware, Inc. Class A (a)	267,674	13,252,540
		362,326,367
TOTAL SOFTWARE		560,568,995
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	72,700	3,101,382
Crown Castle International Corp. (a)	83,100	3,141,180
SBA Communications Corp. Class A (a)	89,353	3,159,522

	Shares	Value
Sprint Nextel Corp. (a)	1,547,000	$ 5,151,510
Syniverse Holdings, Inc. (a)	294,470	4,952,985
		19,506,579
TOTAL COMMON STOCKS (Cost $1,767,262,015)		1,999,288,513
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.16% (e)	3,759,893	3,759,893
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	33,195,614	33,195,614
TOTAL MONEY MARKET FUNDS (Cost $36,955,507)		36,955,507
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,804,217,522)		2,036,244,020
NET OTHER ASSETS - (2.1)%		(41,350,445)
NET ASSETS - 100%		$ 1,994,893,575
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $293,141 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $76,717 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Security & Surveillance Technology, Inc. warrants 8/25/10	8/25/09	$ 13
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 49,490
Fidelity Securities Lending Cash Central Fund	657,046
Total	$ 706,536
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,999,288,513	$ 1,997,245,475	$ 2,043,038	$ -
Money Market Funds	36,955,507	36,955,507	-	-
Total Investments in Securities:	$ 2,036,244,020	$ 2,034,200,982	$ 2,043,038	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 698,400
Total Realized Gain (Loss)	(1,464,114)
Total Unrealized Gain (Loss)	1,589,758
Cost of Purchases	-
Proceeds of Sales	(824,044)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.8%
Cayman Islands	4.2%
Taiwan	2.4%
China	2.2%
Singapore	1.8%
Bermuda	1.6%
Netherlands	1.4%
Canada	1.4%
Japan	1.2%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $1,100,044,786 of which $778,450,488, $266,401,775 and $55,192,523 will expire on February 28, 2011, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $32,639,413) - See accompanying schedule: Unaffiliated issuers (cost $1,767,262,015)	$ 1,999,288,513
Fidelity Central Funds (cost $36,955,507)	36,955,507
Total Investments (cost $1,804,217,522)		$ 2,036,244,020
Receivable for investments sold		44,114,867
Receivable for fund shares sold		1,791,483
Dividends receivable		1,734,714
Distributions receivable from Fidelity Central Funds		34,621
Prepaid expenses		5,129
Other receivables		54,072
Total assets		2,083,978,906

Liabilities
Payable for investments purchased	$ 50,781,840
Payable for fund shares redeemed	3,647,791
Accrued management fee	913,266
Other affiliated payables	486,173
Other payables and accrued expenses	60,647
Collateral on securities loaned, at value	33,195,614
Total liabilities		89,085,331

Net Assets		$ 1,994,893,575
Net Assets consist of:
Paid in capital		$ 2,876,534,976
Accumulated net investment loss		(260)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,113,667,676)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		232,026,535
Net Assets, for 27,615,113 shares outstanding		$ 1,994,893,575
Net Asset Value, offering price and redemption price per share ($1,994,893,575 ÷ 27,615,113 shares)		$ 72.24

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 8,476,408
Interest		1,557,280
Income from Fidelity Central Funds (including $657,046 from security lending)		706,536
Total income		10,740,224

Expenses
Management fee	$ 8,791,333
Transfer agent fees	4,577,032
Accounting and security lending fees	547,671
Custodian fees and expenses	172,113
Independent trustees' compensation	10,051
Registration fees	103,696
Audit	47,992
Legal	7,896
Interest	2,713
Miscellaneous	22,493
Total expenses before reductions	14,282,990
Expense reductions	(339,124)	13,943,866
Net investment income (loss)		(3,203,642)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	213,510,138
Foreign currency transactions	21,161
Capital gain distributions from Fidelity Central Funds	2,921
Total net realized gain (loss)		213,534,220
Change in net unrealized appreciation (depreciation) on: Investment securities	610,429,976
Assets and liabilities in foreign currencies	7,747
Total change in net unrealized appreciation (depreciation)		610,437,723
Net gain (loss)		823,971,943
Net increase (decrease) in net assets resulting from operations		$ 820,768,301

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,203,642)	$ 3,283,277
Net realized gain (loss)	213,534,220	(544,028,819)
Change in net unrealized appreciation (depreciation)	610,437,723	(83,891,340)
Net increase (decrease) in net assets resulting from operations	820,768,301	(624,636,882)
Distributions to shareholders from net investment income	-	(2,183,683)
Share transactions Proceeds from sales of shares	925,056,280	334,156,743
Reinvestment of distributions	-	2,090,398
Cost of shares redeemed	(524,406,625)	(485,622,379)
Net increase (decrease) in net assets resulting from share transactions	400,649,655	(149,375,238)
Redemption fees	102,995	69,235
Total increase (decrease) in net assets	1,221,520,951	(776,126,568)

Net Assets
Beginning of period	773,372,624	1,549,499,192
End of period (including accumulated net investment loss of $260 and undistributed net investment income of $579,532, respectively)	$ 1,994,893,575	$ 773,372,624
Other Information Shares
Sold	14,932,330	5,606,157
Issued in reinvestment of distributions	-	56,186
Redeemed	(8,150,557)	(8,076,996)
Net increase (decrease)	6,781,773	(2,414,653)

Financial Highlights

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 37.12	$ 66.65	$ 69.84	$ 65.24	$ 57.62
Income from Investment Operations
Net investment income (loss) C	(.13)	.15	(.36) F	(.15)	(.27)
Net realized and unrealized gain (loss)	35.25	(29.57)	(2.84)	4.75	7.88
Total from investment operations	35.12	(29.42)	(3.20)	4.60	7.61
Distributions from net investment income	-	(.11)	-	-	-
Redemption fees added to paid in capital C	- I	- I	.01	- I	.01
Net asset value, end of period	$ 72.24	$ 37.12	$ 66.65	$ 69.84	$ 65.24
Total Return A,B	94.61%	(44.15)%	(4.57)%	7.05%	13.22%
Ratios to Average Net Assets D,G
Expenses before reductions	.92%	.90%	.89%	.95%	.99%
Expenses net of fee waivers, if any	.92%	.90%	.89%	.95%	.99%
Expenses net of all reductions	.89%	.89%	.88%	.95%	.93%
Net investment income (loss)	(.21)%	.26%	(.47)% F	(.24)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,994,894	$ 773,373	$ 1,549,499	$ 1,696,389	$ 1,923,316
Portfolio turnover rate E	127%	235%	204%	113%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, market discount, net operating losses, non-taxable dividends, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$ 371,323,693	$ 36,147,997	$ (48,161,874)	$ (12,013,877)
Computers Portfolio	520,751,652	33,716,183	(52,101,150)	(18,384,967)
Electronics Portfolio	1,228,630,437	123,048,137	(233,558,213)	(110,510,076)
IT Services Portfolio	107,489,923	11,612,767	(2,445,128)	9,167,639
Software and Computer Services Portfolio	817,713,220	197,177,782	(11,714,233)	185,463,549
Technology Portfolio	1,817,840,412	321,449,481	(103,045,873)	218,403,608

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$ -	$ (387,660,109)	$ (12,013,877)
Computers Portfolio	-	(275,475,001)	(18,417,169)
Electronics Portfolio	1,638,385	(1,912,166,439)	(110,509,635)
IT Services Portfolio	-	(8,570,233)	9,167,639
Software and Computer Services Portfolio	-	(83,477,756)	185,440,901
Technology Portfolio	-	(1,100,044,786)	218,403,645

The tax character of distributions paid was as follows:

February 28, 2010
	Ordinary Income	Total
Communications Equipment Portfolio	$ 937,682	$ 937,682
Electronics Portfolio	9,751,244	9,751,244
February 28, 2009
	Ordinary Income	Total
Communications Equipment Portfolio	$ 497,720	$ 497,720
Electronics Portfolio	5,135,720	5,135,720
Technology Portfolio	2,183,683	2,183,683

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	415,816,056	432,703,364
Computers Portfolio	1,143,729,471	1,067,162,386
Electronics Portfolio	718,858,204	664,594,240
IT Services Portfolio	119,577,849	99,582,488
Software and Computer Services Portfolio	671,190,193	420,463,546
Technology Portfolio	2,339,995,789	1,933,486,662

The Communications Equipment Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.26%	.56%
Computers Portfolio	.30%	.26%	.56%
Electronics Portfolio	.30%	.26%	.56%
IT Services Portfolio	.30%	.26%	.56%
Software and Computer Services Portfolio	.30%	.26%	.56%
Technology Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.33%
Computers Portfolio	.31%
Electronics Portfolio	.30%
IT Services Portfolio	.29%
Software and Computer Services Portfolio	.27%
Technology Portfolio	.29%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 10,041
Computers Portfolio	12,132
Electronics Portfolio	43,027
IT Services Portfolio	6,772
Software and Computer Services Portfolio	11,943
Technology Portfolio	37,189

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$ 3,877,333.44%		$ 1,136
Computers Portfolio	Borrower	$ 5,942,000.36%		$ 119
Electronics Portfolio	Borrower	$ 4,034,000.38%		$ 213
Software and Computer Services Portfolio	Borrower	$ 8,132,000.38%		$ 87
Technology Portfolio	Borrower	$ 10,108,846.37%		$ 2,713

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Communications Equipment Portfolio	$ 1,044
Computers Portfolio	1,376
Electronics Portfolio	3,274
IT Services Portfolio	254
Software and Computer Services Portfolio	2,551
Technology Portfolio	5,128

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	$ 3,430,250.66%		$ 250

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction
Communications Equipment Portfolio	$ 52,902
Computers Portfolio	121,283
Electronics Portfolio	63,502
IT Services Portfolio	1,679
Software and Computer Services Portfolio	22,962
Technology Portfolio	339,124

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, PAS U.S. Opportunity Fidelity Fund of Funds was the owner of record of approximately 12% of the total outstanding shares of IT Services Portfolio.

12. Merger Information.

On June 19, 2009, the Communications Equipment Portfolio acquired all of the assets and assumed all of the liabilities of the Networking and Infrastructure Portfolio pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on November 18, 2008. The reorganization provides shareholders access to a larger portfolio with better historical performance and lower expenses. The acquisition was accomplished by an exchange of 3,975,162 shares of Communications Equipment Portfolio, for 35,599,072 shares then outstanding (valued at $1.87) of Networking and Infrastructure Portfolio. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Networking and Infrastructure Portfolio's net assets, including securities of $66,819,352, unrealized depreciation of $4,096,065, and net other liabilities of $235,381 were combined with Communications Equipment Portfolio's net assets of $279,957,975 for total net assets after the acquisition of $346,541,946.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ (944,355)
Total net realized gain (loss)	$ 55,930,441
Total change in net unrealized appreciation (depreciation)	$ 121,087,210
Net increase (decrease) in net assets resulting from operations	$ 176,073,296

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since June 19, 2009.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (funds of Fidelity Select Portfolios) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-
present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of the North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Communications Equipment Portfolio	-	100%
Electronics Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2009	December 2009
Communications Equipment Portfolio	-	100%
Electronics Portfolio	100%	100%

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELTEC-UANNPRO-0410
1.910423.100

Fidelity®
Select Portfolios®

Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	An explanation of the changes to the fund.
Telecommunications Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Wireless Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	42.43%	2.86%	-7.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Kristina Salen, Portfolio Manager of Select Telecommunications Portfolio: The fund's Retail Class shares returned 42.43% for the 12-month period ending February 28, 2010, handily beating the 18.67% return of the MSCI® U.S. IM Telecommunications Services 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe - but underperforming the S&P 500. Versus the MSCI index, the fund benefited from being well-positioned in smaller-cap companies that performed strongly when the market rallied between March and June 2009. Most notably, the fund was helped by an out-of-benchmark stake and strong stock selection in the cable and satellite group, especially U.K.-based Virgin Media. An early-period overweighting in wireless telecom services company Sprint Nextel also helped. In addition, the fund got a boost from being significantly underweighted in the integrated telecom services group, specifically in AT&T and Verizon Communications, which grew at a much lower rate than other telecom subsectors. AT&T and Verizon made up almost three-quarters of the MSCI index during the period. In addition, the fund benefited from holding an out-of-index position in Gameloft, a French company and dominant player in mobile gaming. Conversely, performance was hampered by unfavorable positioning in a few stocks. Specifically, it was hurt by holding an underweighted position in CenturyTel, a rural integrated telecom services provider that did well during the market rally and benefited from acquiring Embarq, another rural phone company, in the summer. British wireless telecom giant Vodafone Group also disappointed during the rally when large, liquid stocks fell out of favor as people invested in smaller, more growth-oriented names. Underweighting Level 3 Communications also dragged down performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.24%
Actual		$ 1,000.00	$ 1,078.40	$ 6.39
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.53%
Actual		$ 1,000.00	$ 1,076.60	$ 7.88
HypotheticalA		$ 1,000.00	$ 1,017.21	$ 7.65
Class B	2.00%
Actual		$ 1,000.00	$ 1,074.30	$ 10.29
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,074.20	$ 10.29
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Telecommunications	.96%
Actual		$ 1,000.00	$ 1,079.70	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.03	$ 4.81
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,080.50	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	13.0	23.5
Verizon Communications, Inc.	12.9	17.4
Sprint Nextel Corp.	6.3	4.7
American Tower Corp. Class A	6.3	4.8
Crown Castle International Corp.	5.9	2.5
Qwest Communications International, Inc.	5.2	3.0
SBA Communications Corp. Class A	3.9	1.4
NII Holdings, Inc.	3.7	1.6
tw telecom, inc.	2.9	2.7
CenturyTel, Inc.	2.5	0.3
	62.6
Top Industries (% of fund's net assets)
As of February 28, 2010
Diversified Telecommunication Services	48.5%
Wireless Telecommunication Services	36.5%
Media	9.4%
Software	1.0%
Communications Equipment	0.3%
All Others*	4.3%

As of August 31, 2009
Diversified Telecommunication Services	61.9%
Wireless Telecommunication Services	23.7%
Media	9.3%
Communications Equipment	2.1%
Software	1.2%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Aruba Networks, Inc. (a)	392	$ 4,598
F5 Networks, Inc. (a)	1,600	89,280
Infinera Corp. (a)(c)	75,300	570,774
Juniper Networks, Inc. (a)	2,100	58,758
Nortel Networks Corp. (a)	8,071	0
Polycom, Inc. (a)	1,700	44,387
Sandvine Corp. (a)	3,200	4,927
Sonus Networks, Inc. (a)	56,800	120,984
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	6,006
		899,714
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	3,695
NetApp, Inc. (a)	700	21,007
Synaptics, Inc. (a)	450	12,015
		36,717
DIVERSIFIED TELECOMMUNICATION SERVICES - 48.5%
Alternative Carriers - 5.7%
Cable & Wireless PLC	19,405	40,367
Cogent Communications Group, Inc. (a)	64,802	637,652
Global Crossing Ltd. (a)	280,586	3,998,351
Iliad Group SA (c)	26,973	2,856,740
Level 3 Communications, Inc. (a)(c)	7,976	12,682
PAETEC Holding Corp. (a)	73,600	291,456
tw telecom, inc. (a)	532,857	8,467,098
		16,304,346
Integrated Telecommunication Services - 42.8%
AT&T, Inc.	1,514,019	37,562,805
BT Group PLC	5,351	9,386
Cbeyond, Inc. (a)(c)	165,098	2,047,215
CenturyTel, Inc.	210,190	7,203,211
China Telecom Corp. Ltd. sponsored ADR	50,600	2,226,906
China Unicom (Hong Kong) Ltd. sponsored ADR	317,800	3,867,626
Cincinnati Bell, Inc. (a)	225,000	666,000
Deutsche Telekom AG (Reg.)	92,923	1,196,848
FairPoint Communications, Inc. (a)	34,149	905
Frontier Communications Corp. (c)	366,900	2,858,151
Hellenic Telecommunications Organization SA	163	1,900
PT Telkomunikasi Indonesia Tbk Series B	3,375,400	3,001,167
Qwest Communications International, Inc.	3,263,989	14,883,790
Telecom Italia SpA sponsored ADR	226	3,214
Telefonica SA	400	9,379
Telefonica SA sponsored ADR	85,300	5,986,354
Telenor ASA (a)	4,400	55,615
Telenor ASA sponsored ADR (a)	53,300	2,025,400
Telkom SA Ltd.	4,400	19,116

	Shares	Value
Verizon Communications, Inc.	1,292,624	$ 37,395,612
Vimpel Communications sponsored ADR	109,000	2,021,950
Windstream Corp.	73,415	743,694
		123,786,244
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		140,090,590
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	540	14,510
INTERNET SOFTWARE & SERVICES - 0.2%
Internet Software & Services - 0.2%
Google, Inc. Class A (a)	90	47,412
SAVVIS, Inc.	26,799	377,598
		425,010
MEDIA - 9.4%
Broadcasting - 0.8%
Ten Network Holdings Ltd. (a)	1,539,470	2,392,664
Cable & Satellite - 8.4%
Cablevision Systems Corp. - NY Group Class A	170,900	4,115,272
Comcast Corp. Class A	299,600	4,925,424
DIRECTV (a)	128,909	4,363,570
Dish TV India Ltd. (a)	5,888	4,744
Liberty Global, Inc. Class A (a)(c)	153,200	4,118,016
Net Servicos de Comunicacao SA sponsored ADR (c)	191,500	2,357,365
Virgin Media, Inc.	270,000	4,374,000
		24,258,391
Movies & Entertainment - 0.2%
Madison Square Garden, Inc. Class A (a)	22,925	447,038
TOTAL MEDIA		27,098,093
SOFTWARE - 1.0%
Application Software - 1.0%
Gameloft (a)	648,786	2,791,298
Nuance Communications, Inc. (a)	800	11,512
Synchronoss Technologies, Inc. (a)	5,863	102,075
		2,904,885
Home Entertainment Software - 0.0%
Glu Mobile, Inc. (a)	113,614	104,525
TOTAL SOFTWARE		3,009,410
WIRELESS TELECOMMUNICATION SERVICES - 36.5%
Wireless Telecommunication Services - 36.5%
America Movil SAB de CV Series L sponsored ADR	300	13,371
American Tower Corp. Class A (a)	424,700	18,117,702
Axiata Group Bhd	1,126,600	1,234,948
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
China Mobile (Hong Kong) Ltd. sponsored ADR	42,100	$ 2,081,003
Clearwire Corp.:
rights 6/21/10 (a)(c)	1,029,741	298,625
Class A (a)(c)	1,029,741	6,549,153
Crown Castle International Corp. (a)	449,983	17,009,357
Idea Cellular Ltd. (a)	3,710	4,917
Leap Wireless International, Inc. (a)(c)	364,158	5,196,535
MetroPCS Communications, Inc. (a)	400	2,468
Millicom International Cellular SA	19,400	1,643,956
MTN Group Ltd.	478,225	6,929,541
NII Holdings, Inc. (a)	289,300	10,825,606
NTELOS Holdings Corp.	632	10,795
PT Indosat Tbk	1,600	874
Rogers Communications, Inc. Class B (non-vtg.)	2,200	72,487
SBA Communications Corp. Class A (a)	317,382	11,222,628
Sprint Nextel Corp. (a)	5,503,750	18,327,488
Syniverse Holdings, Inc. (a)	30,468	512,472
Telephone & Data Systems, Inc.	15,045	469,554
TIM Participacoes SA sponsored ADR (non-vtg.)	53,700	1,524,543
Vivo Participacoes SA sponsored ADR	75,225	2,035,589
Vodafone Group PLC sponsored ADR	66,400	1,445,528
		105,529,140
TOTAL COMMON STOCKS (Cost $314,829,544)		277,103,184
Money Market Funds - 11.6%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	11,655,757	$ 11,655,757
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	21,925,413	21,925,413
TOTAL MONEY MARKET FUNDS (Cost $33,581,170)		33,581,170
TOTAL INVESTMENT PORTFOLIO - 107.5% (Cost $348,410,714)	310,684,354
NET OTHER ASSETS - (7.5)%	(21,692,974)
NET ASSETS - 100%	$ 288,991,380
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,187
Fidelity Securities Lending Cash Central Fund	147,071
Total	$ 169,258
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 277,103,184	$ 275,887,571	$ 1,215,613	$ -
Money Market Funds	33,581,170	33,581,170	-	-
Total Investments in Securities:	$ 310,684,354	$ 309,468,741	$ 1,215,613	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(666)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	666
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ (666)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.2%
South Africa	2.4%
Spain	2.1%
Hong Kong	2.0%
Brazil	2.0%
France	2.0%
Bermuda	1.4%
Indonesia	1.0%
Others (individually less than 1%)	4.9%
100.0%
Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $238,175,641 of which $161,866,685, $11,764,473, $52,002,796 and $12,541,687 will expire on February 28, 2011, 2012, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $20,670,597) - See accompanying schedule: Unaffiliated issuers (cost $314,829,544)	$ 277,103,184
Fidelity Central Funds (cost $33,581,170)	33,581,170
Total Investments (cost $348,410,714)		$ 310,684,354
Receivable for fund shares sold		209,095
Dividends receivable		273,897
Distributions receivable from Fidelity Central Funds		11,455
Prepaid expenses		911
Other receivables		83,241
Total assets		311,262,953

Liabilities
Payable for fund shares redeemed	$ 92,136
Accrued management fee	130,795
Distribution fees payable	3,919
Other affiliated payables	84,912
Other payables and accrued expenses	34,398
Collateral on securities loaned, at value	21,925,413
Total liabilities		22,271,573

Net Assets		$ 288,991,380
Net Assets consist of:
Paid in capital		$ 570,869,864
Undistributed net investment income		1,935,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(246,075,965)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(37,738,183)
Net Assets		$ 288,991,380

Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,342,605 ÷ 88,816 shares)	$ 37.64

Maximum offering price per share (100/94.25 of $37.64)	$ 39.94

Class T: Net Asset Value and redemption price per share ($2,051,322 ÷ 54,627 shares)	$ 37.55

Maximum offering price per share (100/96.50 of $37.55)	$ 38.91

Class B: Net Asset Value and offering price per share ($641,094 ÷ 17,050 shares)A	$ 37.60

Class C: Net Asset Value and offering price per share ($2,150,689 ÷ 57,185 shares)A	$ 37.61

Telecommunications: Net Asset Value, offering price and redemption price per share ($279,704,189 ÷ 7,413,796 shares)	$ 37.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,101,481 ÷ 29,225 shares)	$ 37.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 8,611,898
Income from Fidelity Central Funds (including $147,071 from security lending)		169,258
Total income		8,781,156

Expenses
Management fee	$ 1,575,725
Transfer agent fees	937,080
Distribution fees	40,496
Accounting and security lending fees	113,619
Custodian fees and expenses	17,680
Independent trustees' compensation	1,966
Registration fees	76,311
Audit	50,145
Legal	5,426
Interest	157
Miscellaneous	4,318
Total expenses before reductions	2,822,923
Expense reductions	(38,062)	2,784,861
Net investment income (loss)		5,996,295
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,404,701
Foreign currency transactions	7,671
Capital gain distributions from Fidelity Central Funds	1,225
Total net realized gain (loss)		5,413,597
Change in net unrealized appreciation (depreciation) on: Investment securities	79,570,497
Assets and liabilities in foreign currencies	1,940
Total change in net unrealized appreciation (depreciation)		79,572,437
Net gain (loss)		84,986,034
Net increase (decrease) in net assets resulting from operations		$ 90,982,329

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,996,295	$ 2,191,887
Net realized gain (loss)	5,413,597	(72,731,263)
Change in net unrealized appreciation (depreciation)	79,572,437	(37,714,452)
Net increase (decrease) in net assets resulting from operations	90,982,329	(108,253,828)
Distributions to shareholders from net investment income	(2,355,415)	(2,892,731)
Distributions to shareholders from net realized gain	(402,567)	(1,435,678)
Total distributions	(2,757,982)	(4,328,409)
Share transactions - net increase (decrease)	989,027	(28,183,681)
Redemption fees	12,272	6,604
Total increase (decrease) in net assets	89,225,646	(140,759,314)

Net Assets
Beginning of period	199,765,734	340,525,048
End of period (including undistributed net investment income of $1,935,664 and distributions in excess of net investment income of $1,700,123, respectively)	$ 288,991,380	$ 199,765,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.66	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.67	.22	.26	- K
Net realized and unrealized gain (loss)	10.55	(15.60)	(8.08)	3.15
Total from investment operations	11.22	(15.38)	(7.82)	3.15
Distributions from net investment income	(.19)	(.35) M	(.51)	-
Distributions from net realized gain	(.05)	(.18) M	-	-
Total distributions	(.24) N	(.52) L	(.51)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Total Return B, C, D	42.07%	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.26%	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.24%	1.21%	1.19%	1.22% A
Net investment income (loss)	1.89%	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,343	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.68	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.57	.12	.12	(.02)
Net realized and unrealized gain (loss)	10.54	(15.56)	(8.07)	3.14
Total from investment operations	11.11	(15.44)	(7.95)	3.12
Distributions from net investment income	(.22)	(.24) M	(.42)	-
Distributions from net realized gain	(.03)	(.13) M	-	-
Total distributions	(.24) N	(.37) L	(.42)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Total Return B, C, D	41.64%	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.55%	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.55%	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.53%	1.48%	1.45%	1.53% A
Net investment income (loss)	1.60%	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,051	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.71	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.40	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	10.54	(15.49)	(8.04)	3.11
Total from investment operations	10.94	(15.54)	(8.18)	3.06
Distributions from net investment income	(.04)	(.11) M	(.20)	-
Distributions from net realized gain	(.01)	(.06) M	-	-
Total distributions	(.05) N	(.17) L	(.20)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Total Return B, C, D	40.97%	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	2.01%	1.97%	1.95%	2.05% A
Expenses net of all reductions	2.00%	1.96%	1.94%	2.05% A
Net investment income (loss)	1.13%	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 641	$ 363	$ 741	$ 291
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M The amount shown reflects certain reclassifications due to book to tax differences. N Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.41	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	10.56	(15.50)	(8.03)	3.14
Total from investment operations	10.97	(15.55)	(8.17)	3.07
Distributions from net investment income	(.10)	(.07) M	(.22)	-
Distributions from net realized gain	(.02)	(.05) M	-	-
Total distributions	(.12) N	(.11) L	(.22)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Total Return B, C, D	41.00%	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	2.01%	1.97%	1.95%	2.07% A
Expenses net of all reductions	2.00%	1.96%	1.94%	2.06% A
Net investment income (loss)	1.13%	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,151	$ 371	$ 902	$ 332
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.74	$ 42.70	$ 50.91	$ 41.97	$ 34.83
Income from Investment Operations
Net investment income (loss) C	.76	.30	.43	.61 F	.36
Net realized and unrealized gain (loss)	10.59	(15.65)	(8.12)	8.85	7.11
Total from investment operations	11.35	(15.35)	(7.69)	9.46	7.47
Distributions from net investment income	(.31)	(.41) K	(.52)	(.53)	(.33)
Distributions from net realized gain	(.05)	(.20) K	-	-	-
Total distributions	(.36) L	(.61) J	(.52)	(.53)	(.33)
Redemption fees added to paid in capital C	- I	- I	- I	.01	- I
Net asset value, end of period	$ 37.73	$ 26.74	$ 42.70	$ 50.91	$ 41.97
Total Return A, B	42.43%	(36.00)%	(15.30)%	22.69%	21.54%
Ratios to Average Net Assets D, G
Expenses before reductions	.99%	.97%	.91%	.99%	1.05%
Expenses net of fee waivers, if any	.99%	.97%	.90%	.97%	1.05%
Expenses net of all reductions	.98%	.96%	.90%	.97%	.96%
Net investment income (loss)	2.15%	.85%	.79%	1.34% F	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,704	$ 196,231	$ 334,565	$ 624,427	$ 402,334
Portfolio turnover rate E	90%	168%	134%	162%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. K The amount shown reflects certain reclassifications related to book to tax differences. L Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.73	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.84	.34	.45	.16
Net realized and unrealized gain (loss)	10.55	(15.67)	(8.09)	3.01
Total from investment operations	11.39	(15.33)	(7.64)	3.17
Distributions from net investment income	(.38)	(.40) L	(.62)	-
Distributions from net realized gain	(.05)	(.20) L	-	-
Total distributions	(.43) M	(.59) K	(.62)	-
Redemption fees added to paid in capital D, J	-	-	-	-
Net asset value, end of period	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Total Return B, C	42.59%	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.86%	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.86%	.91%	.83%	.98% A
Expenses net of all reductions	.84%	.90%	.83%	.97% A
Net investment income (loss)	2.29%	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,101	$ 68	$ 256	$ 114
Portfolio turnover rate F	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L The amount shown reflects certain reclassifications related to book to tax differences. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 per share and distributions from net realized gain of $.051 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties, and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,492,418
Gross unrealized depreciation	(66,549,245)
Net unrealized appreciation (depreciation)	$ (44,056,827)

Tax Cost	$ 354,741,181

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,935,859
Capital loss carryforward	$ (238,175,641)
Net unrealized appreciation (depreciation)	$ (44,068,650)

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 2,757,982	$ 4,328,409

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $245,737,983 and $242,388,135, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,842	$ 348
Class T	.25%	.25%	7,956	10
Class B	.75%	.25%	6,292	4,720
Class C	.75%	.25%	17,406	6,228
			$ 40,496	$ 11,306

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,518
Class T	1,778
Class B*	3,551
Class C*	587
$ 13,434

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,356.35
Class T	6,117.39
Class B	2,209.35
Class C	6,068.35
Telecommunications	908,946.33
Institutional Class	1,384.20
	$ 937,080

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $546 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,365,000.44%		$ 157

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $996 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,001 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $61.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 15,094	$ 25,664
Class T	11,817	8,592
Class B	821	2,117
Class C	5,697	1,365
Telecommunications	2,311,098	4,183,665
Institutional Class	10,888	1,823
Total	$ 2,355,415	$ 4,223,226
From net realized gain
Class A	$ 4,245	$ 735
Class T	827	357
Class B	139	203
Class C	504	204
Telecommunications	396,621	103,644
Institutional Class	231	40
Total	$ 402,567	$ 105,183

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	88,778	74,621	$ 3,085,616	$ 2,094,308
Reinvestment of distributions	476	895	17,722	24,776
Shares redeemed	(79,650)	(61,881)	(2,900,645)	(2,346,705)
Net increase (decrease)	9,604	13,635	$ 202,693	$ (227,621)
Class T
Shares sold	45,905	9,634	$ 1,589,430	$ 334,058
Reinvestment of distributions	314	320	12,167	8,637
Shares redeemed	(14,845)	(16,594)	(532,433)	(641,649)
Net increase (decrease)	31,374	(6,640)	$ 1,069,164	$ (298,954)
Class B
Shares sold	15,431	4,801	$ 522,557	$ 166,647
Reinvestment of distributions	22	82	836	2,207
Shares redeemed	(11,987)	(8,780)	(408,765)	(330,007)
Net increase (decrease)	3,466	(3,897)	$ 114,628	$ (161,153)
Class C
Shares sold	62,598	5,551	$ 2,159,620	$ 174,242
Reinvestment of distributions	129	51	5,000	1,354
Shares redeemed	(19,418)	(12,987)	(702,765)	(456,301)
Net increase (decrease)	43,309	(7,385)	$ 1,461,855	$ (280,705)
Telecommunications
Shares sold	3,331,732	1,724,964	$ 111,276,252	$ 54,824,085
Reinvestment of distributions	68,653	146,701	2,606,513	4,105,779
Shares redeemed	(3,325,834)	(2,367,928)	(116,676,048)	(86,013,313)
Net increase (decrease)	74,551	(496,263)	$ (2,793,283)	$ (27,083,449)
Institutional Class
Shares sold	35,372	477	$ 1,243,451	$ 15,601
Reinvestment of distributions	37	51	1,435	1,477
Shares redeemed	(8,744)	(3,964)	(310,916)	(148,877)
Net increase (decrease)	26,665	(3,436)	$ 933,970	$ (131,799)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Life of fund A
Wireless Portfolio	47.06%	5.01%	-3.31%

A From September 21, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Gavin Baker and Kyle Weaver, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Select Wireless Portfolio: Select Wireless Portfolio returned 47.06% for the 12-month period ending February 28, 2010, trailing the S&P 500 but outperforming the 35.81% gain of the S&P® Custom Wireless Index, which was adopted in December 2009 as a better representation of the fund's investment universe. The fund performed strongly versus its industry benchmark because it was well-positioned when the market started rebounding in March 2009 and as it continued to do relatively well for the rest of the period. The fund was overweighted and held out-of-index positions in a number of highly leveraged, smaller-cap companies that were strong performers during this time. The best-performing of these holdings was French application software company Gameloft, a dominant player in mobile gaming. Semiconductor company NVIDIA also performed well for the fund, as did Starent Networks, which was tied to the fast-growing mobile data trend and was acquired by Cisco Systems during the period. All three companies were out-of-index positions. The fund also benefited from holding underweighted stakes in wireless telecom services providers MetroPCS Communications and China Mobile, both of which underperformed. In general, the fund benefited from foreign holdings, bolstered in part by a weaker dollar. Conversely, the fund's performance was hampered by a small cash position and some weak stock picks. Specifically, it was hurt by untimely ownership of Motorola, being underweighted when the stock did well and overweighted when it did poorly. Another decision that detracted was overweighting poor-performing Leap Wireless. Emerging-markets play Orascom Telecom, in which the fund held an out-of-benchmark position, also dragged down performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Wireless Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Actual	.94%	$ 1,000.00	$ 1,075.70	$ 4.84
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.13	$ 4.71

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Wireless Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR	12.0	5.8
Sprint Nextel Corp.	6.8	7.8
NII Holdings, Inc.	6.3	1.8
Research In Motion Ltd.	6.1	4.9
QUALCOMM, Inc.	5.7	6.5
China Mobile (Hong Kong) Ltd. sponsored ADR	4.7	0.0
China Unicom (Hong Kong) Ltd. sponsored ADR	4.4	8.2
American Tower Corp. Class A	4.4	4.8
Verizon Communications, Inc.	4.2	4.6
Telefonica SA sponsored ADR	4.1	0.7
	58.7
Top Industries (% of fund's net assets)
As of February 28, 2010
Wireless Telecommunication Services	52.3%
Communications Equipment	20.6%
Diversified Telecommunication Services	12.9%
Semiconductors & Semiconductor Equipment	7.7%
Software	2.3%
All Others*	4.2%

As of August 31, 2009
Wireless Telecommunication Services	37.5%
Communications Equipment	29.0%
Diversified Telecommunication Services	21.5%
Software	5.4%
Computers & Peripherals	2.6%
All Others*	4.0%

* Includes short-term investments and net other assets.

Annual Report

Wireless Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 20.6%
Communications Equipment - 20.6%
Airvana, Inc. (a)	102,600	$ 782,838
Aruba Networks, Inc. (a)	75,484	885,427
Aviat Networks, Inc. (a)	10,532	64,772
Harris Corp.	100,300	4,535,566
Motorola, Inc. (a)	420,680	2,843,797
Nokia Corp. sponsored ADR	372,200	5,013,534
Palm, Inc. (a)(c)	257,555	1,571,086
Powerwave Technologies, Inc. (a)	24,600	28,782
QUALCOMM, Inc.	469,650	17,231,459
Research In Motion Ltd. (a)	264,300	18,733,584
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (c)	303,000	3,033,030
ViaSat, Inc. (a)	165,200	5,022,080
ZTE Corp. (H Shares) (c)	498,820	3,084,610
		62,830,565
COMPUTERS & PERIPHERALS - 2.2%
Computer Hardware - 2.1%
Apple, Inc. (a)	30,400	6,220,448
Computer Storage & Peripherals - 0.1%
Synaptics, Inc. (a)	15,800	421,860
TOTAL COMPUTERS & PERIPHERALS		6,642,308
DIVERSIFIED TELECOMMUNICATION SERVICES - 12.9%
Alternative Carriers - 0.0%
Neutral Tandem, Inc. (a)	1,900	30,628
Integrated Telecommunication Services - 12.9%
China Unicom (Hong Kong) Ltd. sponsored ADR	1,109,500	13,502,615
Deutsche Telekom AG (Reg.)	100	1,288
PT Telkomunikasi Indonesia Tbk Series B	448,000	398,330
Telefonica SA sponsored ADR (c)	177,000	12,421,860
Telenor ASA (a)	1,000	12,640
Telkom SA Ltd.	6,400	27,804
Verizon Communications, Inc.	442,300	12,795,739
		39,160,276
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		39,190,904
ELECTRICAL EQUIPMENT - 1.1%
Electrical Components & Equipment - 1.1%
Fushi Copperweld, Inc. (a)	364,900	3,331,537
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Components - 0.0%
Prime View International Co. Ltd. sponsored GDR (a)(d)	2,700	53,119
INTERNET SOFTWARE & SERVICES - 0.0%
Internet Software & Services - 0.0%
Openwave Systems, Inc. (a)	15,641	40,510

	Shares	Value
IT SERVICES - 0.6%
IT Consulting & Other Services - 0.6%
Integral Systems, Inc. (a)	199,600	$ 1,708,576
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.7%
Semiconductors - 7.7%
Atheros Communications, Inc. (a)	93,400	3,352,126
Avago Technologies Ltd.	88,500	1,606,275
Cree, Inc. (a)	11,500	780,045
Himax Technologies, Inc. sponsored ADR	51,600	151,188
Marvell Technology Group Ltd. (a)	159,800	3,087,336
NVIDIA Corp. (a)	581,300	9,417,060
RF Micro Devices, Inc. (a)	771,700	3,248,857
Skyworks Solutions, Inc. (a)	120,200	1,835,454
		23,478,341
SOFTWARE - 2.3%
Application Software - 2.3%
Gameloft (a)	1,650,862	7,102,570
Smith Micro Software, Inc. (a)	3,900	34,164
		7,136,734
Home Entertainment Software - 0.0%
Glu Mobile, Inc. (a)	28,623	26,333
TOTAL SOFTWARE		7,163,067
WIRELESS TELECOMMUNICATION SERVICES - 52.3%
Wireless Telecommunication Services - 52.3%
America Movil SAB de CV Series L sponsored ADR	400	17,828
American Tower Corp. Class A (a)	313,892	13,390,633
China Mobile (Hong Kong) Ltd. sponsored ADR (c)	291,500	14,408,845
Clearwire Corp.:
rights 6/21/10 (a)(c)	1,097,800	318,362
Class A (a)(c)	952,000	6,054,720
Crown Castle International Corp. (a)	199,000	7,522,200
Idea Cellular Ltd. (a)	81,905	108,543
KDDI Corp.	6	32,018
Leap Wireless International, Inc. (a)(c)	311,250	4,441,538
Millicom International Cellular SA	143,700	12,177,138
NII Holdings, Inc. (a)	516,500	19,327,430
NTELOS Holdings Corp.	75,500	1,289,540
NTT DoCoMo, Inc.	2,501	3,863,285
Orascom Telecom Holding SAE GDR	361,620	1,923,818
PT Indosat Tbk	2,700	1,475
SBA Communications Corp. Class A (a)	227,000	8,026,720
SOFTBANK CORP.	7,300	191,242
Sprint Nextel Corp. (a)	6,263,031	20,855,893
Syniverse Holdings, Inc. (a)	119,500	2,009,990
Telephone & Data Systems, Inc.	72,627	2,266,689
U.S. Cellular Corp. (a)	39,800	1,457,874
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Vivo Participacoes SA sponsored ADR	119,050	$ 3,221,493
Vodafone Group PLC sponsored ADR	1,678,600	36,543,122
		159,450,396
TOTAL COMMON STOCKS (Cost $324,436,938)		303,889,323
Money Market Funds - 7.7%

Fidelity Cash Central Fund, 0.16% (e)	750,752	750,752
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	22,679,088	22,679,088
TOTAL MONEY MARKET FUNDS (Cost $23,429,840)		23,429,840
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $347,866,778)	327,319,163
NET OTHER ASSETS - (7.4)%	(22,423,552)
NET ASSETS - 100%	$ 304,895,611
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $53,119 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,086
Fidelity Securities Lending Cash Central Fund	383,786
Total	$ 411,872
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 303,889,323	$ 298,100,932	$ 5,788,391	$ -
Money Market Funds	23,429,840	23,429,840	-	-
Total Investments in Securities:	$ 327,319,163	$ 321,530,772	$ 5,788,391	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	54.0%
United Kingdom	12.0%
Hong Kong	9.1%
Canada	6.1%
Spain	4.1%
Luxembourg	4.0%
France	2.3%
Finland	1.6%
Japan	1.4%
Brazil	1.1%
Bermuda	1.0%
China	1.0%
Sweden	1.0%
Others (individually less than 1%)	1.3%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $26,624,026 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $21,394,711) - See accompanying schedule: Unaffiliated issuers (cost $324,436,938)	$ 303,889,323
Fidelity Central Funds (cost $23,429,840)	23,429,840
Total Investments (cost $347,866,778)		$ 327,319,163
Receivable for investments sold		590,994
Receivable for fund shares sold		126,935
Dividends receivable		115,873
Distributions receivable from Fidelity Central Funds		16,450
Prepaid expenses		1,224
Other receivables		34,531
Total assets		328,205,170

Liabilities
Payable for fund shares redeemed	$ 358,196
Accrued management fee	142,437
Other affiliated payables	94,086
Other payables and accrued expenses	35,752
Collateral on securities loaned, at value	22,679,088
Total liabilities		23,309,559

Net Assets		$ 304,895,611
Net Assets consist of:
Paid in capital		$ 360,381,492
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,935,855)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(20,550,026)
Net Assets, for 47,154,578 shares outstanding		$ 304,895,611
Net Asset Value, offering price and redemption price per share ($304,895,611 ÷ 47,154,578 shares)		$ 6.47

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 5,789,697
Interest		284
Income from Fidelity Central Funds (including $383,786 from security lending)		411,872
Total income		6,201,853

Expenses
Management fee	$ 1,893,749
Transfer agent fees	1,088,662
Accounting and security lending fees	139,222
Custodian fees and expenses	33,097
Independent trustees' compensation	2,188
Registration fees	39,613
Audit	51,391
Legal	1,629
Interest	400
Miscellaneous	5,117
Total expenses before reductions	3,255,068
Expense reductions	(94,149)	3,160,919
Net investment income (loss)		3,040,934
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,300,720
Other affiliated issuers	(2,214,595)
Foreign currency transactions	(8,237)
Capital gain distributions from Fidelity Central Funds	2,322
Total net realized gain (loss)		51,080,210
Change in net unrealized appreciation (depreciation) on: Investment securities	56,892,004
Assets and liabilities in foreign currencies	(2,450)
Total change in net unrealized appreciation (depreciation)		56,889,554
Net gain (loss)		107,969,764
Net increase (decrease) in net assets resulting from operations		$ 111,010,698

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,040,934	$ 2,385,843
Net realized gain (loss)	51,080,210	(54,284,168)
Change in net unrealized appreciation (depreciation)	56,889,554	(70,651,848)
Net increase (decrease) in net assets resulting from operations	111,010,698	(122,550,173)
Distributions to shareholders from net investment income	(3,156,705)	(2,419,895)
Share transactions Proceeds from sales of shares	237,928,725	54,809,550
Reinvestment of distributions	3,059,703	2,321,962
Cost of shares redeemed	(225,090,166)	(185,981,995)
Net increase (decrease) in net assets resulting from share transactions	15,898,262	(128,850,483)
Redemption fees	29,313	18,968
Total increase (decrease) in net assets	123,781,568	(253,801,583)

Net Assets
Beginning of period	181,114,043	434,915,626
End of period	$ 304,895,611	$ 181,114,043
Other Information Shares
Sold	41,992,382	9,268,630
Issued in reinvestment of distributions	468,561	570,468
Redeemed	(36,067,880)	(29,194,679)
Net increase (decrease)	6,393,063	(19,355,581)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2010	2009	2008 I	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 4.44	$ 7.23	$ 7.13	$ 7.20	$ 5.69
Income from Investment Operations
Net investment income (loss) C	.06	.05	.03 F	.05 G	- J
Net realized and unrealized gain (loss)	2.03	(2.78)	.36	.32	1.51
Total from investment operations	2.09	(2.73)	.39	.37	1.51
Distributions from net investment income	(.06)	(.06)	(.03)	-	-
Distributions from net realized gain	-	-	(.26)	(.44)	-
Total distributions	(.06)	(.06)	(.29)	(.44)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 6.47	$ 4.44	$ 7.23	$ 7.13	$ 7.20
Total Return A, B	47.06%	(37.68)%	4.71%	5.16%	26.54%
Ratios to Average Net Assets D, H
Expenses before reductions	.96%	.95%	.91%	.97%	1.00%
Expenses net of fee waivers, if any	.96%	.95%	.91%	.97%	1.00%
Expenses net of all reductions	.94%	.94%	.91%	.96%	.89%
Net investment income (loss)	.90%	.85%	.32% F	.69% G	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 304,896	$ 181,114	$ 434,916	$ 278,371	$ 502,702
Portfolio turnover rate E	154%	191%	191%	124%	162%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .19%. G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..30%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund's investments is emerging markets can be subject to social, economic, regulatory and political uncertainties, and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,811,759
Gross unrealized depreciation	(49,671,204)
Net unrealized appreciation (depreciation)	$ (28,859,445)

Tax Cost	$ 356,178,608

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (26,624,026)
Net unrealized appreciation (depreciation)	$ (28,861,856)

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 3,156,705	$ 2,419,895

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $511,170,313 and $494,855,172, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.
Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,026 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,941,000.36%		$ 400

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,209 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

8. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $94,149 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 19, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Telecommunications designates 100% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Telecommunications designates 100% and 100% of the dividends distributed in April and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Distributions (Unaudited)

Wireless designates 39% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Wireless designates 100% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

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and Account Assistance 1-800-544-6666

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Fidelity®
Select Portfolios®

Utilities Sector

Utilities Portfolio

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to shareholders	<Click Here>
Performance	<Click Here>
Management's Discussion	<Click Here>
Shareholder Expense Example	<Click Here>
Investment Changes	<Click Here>
Investments	<Click Here>
Financial Statements	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Select Portfolios. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Utilities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio A	24.50%	3.16%	-1.92%

A Prior to October 1, 2006, Utilities Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Utilities Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500 Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500 - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Douglas Simmons, Portfolio Manager of Select Utilities Portfolio: For the 12 months ending February 28, 2010, the fund returned 24.50%, underperforming the S&P 500 but outperforming the 22.31% return of the MSCI® U.S. IM Utilities 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Strong stock selection in the independent power/energy trade and multi-utilities groups helped the fund a lot versus the MSCI index, as did overweighting the former area. Unfavorable security selection and a significant underweighting in gas utilities dampened relative performance. Contributions came from Maryland-based independent power producer Constellation Energy Group; underweighting and timely ownership of Chicago-headquartered electric utility Exelon; TECO Energy, a multi-utility located in Florida; electric utility American Electric Power, based in Ohio; and CenterPoint Energy and CMS Energy, multi-utilities with operations in Houston and Mississippi, respectively. Among the detractors were FirstEnergy, an electric utility serving Ohio and Pennsylvania; underweighting and untimely ownership of Dominion Resources, a Virginia-based multi-utility that outperformed; Florida electric utility FPL Group; Allegheny Energy, a coal-based electric utility in Pennsylvania; and untimely ownership of Salt Lake City gas utility Questar. Some of the stocks mentioned in this report were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Utilities Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to February 28, 2010).

Actual Expenses

The first line of the accompanying tableprovides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tableprovides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Actual	.93%	$ 1,000.00	$ 1,007.00	$ 4.63
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.18	$ 4.66

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Utilities Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
American Electric Power Co., Inc.	9.3	13.5
Entergy Corp.	9.3	4.6
PG&E Corp.	8.8	4.9
FirstEnergy Corp.	8.0	12.2
CenterPoint Energy, Inc.	7.3	6.2
Wisconsin Energy Corp.	7.0	0.0
CMS Energy Corp.	5.0	3.4
TECO Energy, Inc.	4.9	4.8
UGI Corp.	4.8	0.0
Alliant Energy Corp.	4.7	0.0
	69.1
Top Industries (% of fund's net assets)
As of February 28, 2010
Electric Utilities	37.9%
Multi-utilities	37.7%
Independent Power Producers & Energy Traders	10.9%
Gas Utilities	7.5%
Oil, Gas & Consumable Fuels	2.1%
All Others*	3.9%

As of August 31, 2009
Electric Utilities	49.0%
Multi-utilities	30.3%
Independent Power Producers & Energy Traders	18.5%
Commercial Services & Supplies	1.3%
Gas Utilities	0.0%
All Others*	0.9%

* Includes short-term investments and net other assets.

Annual Report

Utilities Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
ELECTRIC UTILITIES - 37.9%
Electric Utilities - 37.9%
American Electric Power Co., Inc.	932,479	$ 31,349,943
Entergy Corp.	409,451	31,105,992
FirstEnergy Corp.	693,522	26,804,625
FPL Group, Inc.	91,283	4,232,793
ITC Holdings Corp.	242,678	12,954,152
NV Energy, Inc.	1,405,584	15,616,038
Pinnacle West Capital Corp.	147,658	5,376,228
		127,439,771
GAS UTILITIES - 7.5%
Gas Utilities - 7.5%
ONEOK, Inc.	100	4,433
Questar Corp.	216,500	9,090,835
UGI Corp.	636,933	15,955,172
		25,050,440
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 10.9%
Independent Power Producers & Energy Traders - 10.9%
AES Corp.	778,059	9,095,510
Calpine Corp. (a)	1,176,400	12,869,816
Constellation Energy Group, Inc.	422,200	14,806,554
		36,771,880
MULTI-UTILITIES - 37.7%
Multi-Utilities - 37.7%
Alliant Energy Corp.	504,000	15,941,520
CenterPoint Energy, Inc.	1,823,300	24,395,754
CMS Energy Corp. (c)	1,094,800	16,717,596
PG&E Corp.	708,051	29,681,498
TECO Energy, Inc. (c)	1,074,120	16,466,260
Wisconsin Energy Corp.	487,500	23,609,625
		126,812,253

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 2.1%
Oil & Gas Storage & Transport - 2.1%
Southern Union Co.	289,800	$ 6,937,812
TOTAL COMMON STOCKS (Cost $315,184,761)		323,012,156
Money Market Funds - 12.5%

Fidelity Cash Central Fund, 0.16% (d)	970,639	970,639
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	40,970,500	40,970,500
TOTAL MONEY MARKET FUNDS (Cost $41,941,139)		41,941,139
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $357,125,900)	364,953,295
NET OTHER ASSETS - (8.6)%	(28,961,443)
NET ASSETS - 100%	$ 335,991,852
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,705
Fidelity Securities Lending Cash Central Fund	10,211
Total	$ 27,916
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $125,668,839 of which $15,561,006, $65,442,149 and $44,665,684 will expire on February 28, 2011, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Utilities Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $39,710,250) - See accompanying schedule: Unaffiliated issuers (cost $315,184,761)	$ 323,012,156
Fidelity Central Funds (cost $41,941,139)	41,941,139
Total Investments (cost $357,125,900)		$ 364,953,295
Receivable for investments sold		13,677,310
Receivable for fund shares sold		361,364
Dividends receivable		2,079,260
Distributions receivable from Fidelity Central Funds		3,000
Prepaid expenses		1,090
Other receivables		17,992
Total assets		381,093,311

Liabilities
Payable for investments purchased	$ 3,361,564
Payable for fund shares redeemed	483,902
Accrued management fee	157,173
Other affiliated payables	97,863
Other payables and accrued expenses	30,457
Collateral on securities loaned, at value	40,970,500
Total liabilities		45,101,459

Net Assets		$ 335,991,852
Net Assets consist of:
Paid in capital		$ 463,427,630
Undistributed net investment income		1,464,587
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(136,727,760)
Net unrealized appreciation (depreciation) on investments		7,827,395
Net Assets, for 7,953,741 shares outstanding		$ 335,991,852
Net Asset Value, offering price and redemption price per share ($335,991,852 ÷ 7,953,741 shares)		$ 42.24

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 12,648,134
Interest		5,790
Income from Fidelity Central Funds		27,916
Total income		12,681,840

Expenses
Management fee	$ 1,820,350
Transfer agent fees	1,051,028
Accounting and security lending fees	127,398
Custodian fees and expenses	15,406
Independent trustees' compensation	2,290
Registration fees	28,718
Audit	39,796
Legal	3,879
Miscellaneous	6,652
Total expenses before reductions	3,095,517
Expense reductions	(74,400)	3,021,117
Net investment income (loss)		9,660,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,006,481)
Foreign currency transactions	12,595
Capital gain distributions from Fidelity Central Funds	1,335
Total net realized gain (loss)		(4,992,551)
Change in net unrealized appreciation (depreciation) on investment securities		62,908,435
Net gain (loss)		57,915,884
Net increase (decrease) in net assets resulting from operations		$ 67,576,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,660,723	$ 9,172,298
Net realized gain (loss)	(4,992,551)	(110,218,004)
Change in net unrealized appreciation (depreciation)	62,908,435	(85,736,012)
Net increase (decrease) in net assets resulting from operations	67,576,607	(186,781,718)
Distributions to shareholders from net investment income	(9,685,916)	(7,699,468)
Share transactions Proceeds from sales of shares	90,279,207	157,164,187
Reinvestment of distributions	9,242,809	7,340,518
Cost of shares redeemed	(122,958,619)	(274,609,977)
Net increase (decrease) in net assets resulting from share transactions	(23,436,603)	(110,105,272)
Redemption fees	8,819	32,052
Total increase (decrease) in net assets	34,462,907	(304,554,406)

Net Assets
Beginning of period	301,528,945	606,083,351
End of period (including undistributed net investment income of $1,464,587 and undistributed net investment income of $1,471,324, respectively)	$ 335,991,852	$ 301,528,945
Other Information Shares
Sold	2,151,894	3,346,843
Issued in reinvestment of distributions	220,108	187,785
Redeemed	(3,048,247)	(5,521,130)
Net increase (decrease)	(676,245)	(1,986,502)

Financial Highlights

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 34.94	$ 57.09	$ 58.27	$ 46.44	$ 40.04
Income from Investment Operations
Net investment income (loss) C	1.21	.99	.84	1.00	.73
Net realized and unrealized gain (loss)	7.34	(22.29)	(.82)	11.45	6.59
Total from investment operations	8.55	(21.30)	.02	12.45	7.32
Distributions from net investment income	(1.25)	(.85)	(1.21)	(.64)	(.93)
Redemption fees added to paid in capital C	- H	- H	.01	.02	.01
Net asset value, end of period	$ 42.24	$ 34.94	$ 57.09	$ 58.27	$ 46.44
Total Return A, B	24.50%	(37.47)%	(.22)%	26.95%	18.48%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.89%	.88%	.93%	.97%
Expenses net of fee waivers, if any	.95%	.89%	.88%	.93%	.97%
Expenses net of all reductions	.93%	.89%	.87%	.93%	.92%
Net investment income (loss)	2.98%	1.95%	1.35%	1.93%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 335,992	$ 301,529	$ 606,083	$ 795,683	$ 298,371
Portfolio turnover rate E	226%	167%	121%	107%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Fidelity Select Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 18,752,900
Gross unrealized depreciation	(21,998,356)
Net unrealized appreciation (depreciation)	$ (3,245,456)

Tax Cost	$ 368,198,751

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,478,834
Capital loss carryforward	$ (125,668,839)
Net unrealized appreciation (depreciation)	$ (3,245,456)

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 9,685,916	$ 7,699,468

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $717,387,792 and $744,660,027, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,129 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,151 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $10,211.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $74,400 for the period.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Fidelity Select Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Select Utilities Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 100% of the dividends distributed in April and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELUTL-UANNPRO-0410
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Fidelity Advisor
Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders
Note to Shareholders	<Click Here>
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Advisor Focus Funds. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Fidelity Advisor Consumer Staples Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	32.58%	6.21%	9.75%
Class T (incl. 3.50% sales charge) B	35.33%	6.50%	9.90%
Class B (incl. contingent deferred sales charge) C	34.48%	6.60%	10.11%
Class C (incl. contingent deferred sales charge) D	38.59%	6.94%	10.12%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Class A on February 29, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor Consumer Staples Portfolio: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 40.66%, 40.24%, 39.48% and 39.59%, respectively (excluding sales charges), trailing the S&P 500 but outperforming the 37.17% gain of the MSCI® U.S. IM Consumer Staples 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Leading the way in terms of performance relative to the MSCI index was strong stock picking and a modest underweighting in the soft drink industry, including stakes in bottlers Coca-Cola Enterprises and Mexico's Coca-Cola FEMSA, as well as Canada's private-label manufacturer Cott. Stock choices within packaged food/meats were significant contributors, particularly out-of-index holdings in Anglo-Dutch firm Unilever and Switzerland's Nestlé. Good stock selection in brewers also helped, including an out-of-index stake in Belgian brewer Anheuser-Busch InBev, which posted solid gains in response to the successful merger between two major brewers. Underweighting major index component Wal-Mart Stores also was a positive, when the stock lagged for much of the period. On the negative side, underweighting the strong-performing tobacco group - and index constituents within, including Philip Morris International - detracted, as did an overweighting and weak stock selection within food retailing, including an outsized stake in major grocery chain Kroger. Weak stock selection in the distillers and vintners industry also hurt, including a position in Constellation Brands. In other areas, not owning global cosmetic manufacturer and index component Estee Lauder was a negative when the stock performed very well near the end of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to February 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.11%
Actual		$ 1,000.00	$ 1,086.90	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class T	1.41%
Actual		$ 1,000.00	$ 1,085.40	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class B	1.95%
Actual		$ 1,000.00	$ 1,082.50	$ 10.07
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 9.74
Class C	1.87%
Actual		$ 1,000.00	$ 1,082.70	$ 9.66
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Consumer Staples	.88%
Actual		$ 1,000.00	$ 1,088.20	$ 4.56
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,088.30	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	14.6	11.5
CVS Caremark Corp.	6.4	8.0
The Coca-Cola Co.	5.8	6.6
British American Tobacco PLC sponsored ADR	5.0	4.9
Wal-Mart Stores, Inc.	4.6	5.0
Walgreen Co.	4.3	2.7
PepsiCo, Inc.	4.3	6.9
Altria Group, Inc.	3.9	3.5
Avon Products, Inc.	3.6	2.7
Safeway, Inc.	3.3	2.5
	55.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Beverages	24.8%
Food & Staples Retailing	22.0%
Household Products	17.9%
Food Products	13.1%
Tobacco	11.5%
All Others*	10.7%

As of August 31, 2009
Beverages	29.5%
Food & Staples Retailing	21.4%
Food Products	14.7%
Household Products	14.6%
Tobacco	11.9%
All Others*	7.9%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
BEVERAGES - 24.8%
Brewers - 6.0%
Anadolu Efes Biracilik ve Malt Sanyii AS	277,611	$ 2,799,982
Anheuser-Busch InBev SA NV	566,622	28,358,717
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	65,200	6,321,140
Molson Coors Brewing Co. Class B	953,715	38,511,012
		75,990,851
Distillers & Vintners - 4.1%
Brown-Forman Corp. Class B (non-vtg.)	128,521	6,729,360
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,066,373	31,078,250
Diageo PLC sponsored ADR	217,663	14,209,041
		52,016,651
Soft Drinks - 14.7%
Coca-Cola Bottling Co. Consolidated	37,504	2,087,098
Coca-Cola Enterprises, Inc.	781,200	19,959,660
Coca-Cola FEMSA SAB de CV sponsored ADR	101,029	6,487,072
Coca-Cola Icecek AS	373,332	3,475,775
Cott Corp. (a)	21,000	151,076
Dr Pepper Snapple Group, Inc.	546,131	17,339,659
Embotelladora Andina SA sponsored ADR (c)	323,541	6,347,874
Fomento Economico Mexicano SAB de CV sponsored ADR	72,490	3,102,572
PepsiCo, Inc.	873,327	54,556,738
The Coca-Cola Co.	1,395,715	73,582,095
		187,089,619
TOTAL BEVERAGES		315,097,121
FOOD & STAPLES RETAILING - 22.0%
Drug Retail - 10.7%
CVS Caremark Corp.	2,404,926	81,166,253
Walgreen Co.	1,557,718	54,893,982
		136,060,235
Food Retail - 5.0%
Kroger Co.	878,068	19,405,303
Safeway, Inc.	1,681,396	41,900,388
Susser Holdings Corp. (a)	70,300	589,114
The Pantry, Inc. (a)	162,909	2,134,108
		64,028,913
Hypermarkets & Super Centers - 6.3%
BJ's Wholesale Club, Inc. (a)	586,299	21,206,435
Wal-Mart Stores, Inc.	1,076,480	58,205,274
		79,411,709
TOTAL FOOD & STAPLES RETAILING		279,500,857

	Shares	Value
FOOD PRODUCTS - 13.1%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	609,253	$ 17,887,668
Bunge Ltd.	198,072	11,803,110
Corn Products International, Inc.	187,577	6,111,259
SLC Agricola SA	364,400	3,123,457
Viterra, Inc. (a)	331,300	3,060,334
		41,985,828
Packaged Foods & Meats - 9.8%
Ausnutria Dairy Hunan Co. Ltd. Class H	4,155,000	2,960,134
Brasil Foods SA	1,000	24,447
Cermaq ASA (a)	304,000	3,394,981
Cosan Ltd. Class A (a)	91,200	827,184
Danone	101,220	5,918,984
Dean Foods Co. (a)	1,918,268	27,987,530
General Mills, Inc.	116,923	8,419,625
Kraft Foods, Inc. Class A	310,062	8,815,063
Lindt & Spruengli AG (c)	109	2,535,792
Nestle SA (Reg.)	655,642	32,617,335
Tyson Foods, Inc. Class A	321,761	5,482,807
Unilever NV (NY Shares)	837,612	25,203,745
		124,187,627
TOTAL FOOD PRODUCTS		166,173,455
HOUSEHOLD PRODUCTS - 17.9%
Household Products - 17.9%
Colgate-Palmolive Co.	230,514	19,118,831
Energizer Holdings, Inc. (a)	390,266	22,615,915
Procter & Gamble Co.	2,928,338	185,305,226
		227,039,972
PERSONAL PRODUCTS - 4.1%
Personal Products - 4.1%
Avon Products, Inc.	1,496,306	45,547,555
Mead Johnson Nutrition Co. Class A	86,926	4,111,600
Natura Cosmeticos SA	164,500	3,033,030
		52,692,185
PHARMACEUTICALS - 3.0%
Pharmaceuticals - 3.0%
Johnson & Johnson	595,924	37,543,212
Perrigo Co.	1,000	49,570
		37,592,782
TOBACCO - 11.5%
Tobacco - 11.5%
Altria Group, Inc.	2,442,510	49,143,301
British American Tobacco PLC sponsored ADR	934,941	63,482,494
KT&G Corp.	56,270	3,114,254
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Philip Morris International, Inc.	540,657	$ 26,481,380
Souza Cruz Industria Comerico	92,300	3,156,429
		145,377,858
TOTAL COMMON STOCKS (Cost $1,133,829,769)		1,223,474,230
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.16% (d)	42,479,890	42,479,890
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	830,658	830,658
TOTAL MONEY MARKET FUNDS (Cost $43,310,548)		43,310,548
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $1,177,140,317)		1,266,784,778
NET OTHER ASSETS - 0.2%		2,782,497
NET ASSETS - 100%		$ 1,269,567,275
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 73,704
Fidelity Securities Lending Cash Central Fund	140,195
Total	$ 213,899
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.4%
United Kingdom	6.1%
Switzerland	2.8%
Belgium	2.3%
Netherlands	2.0%
Brazil	1.3%
Bermuda	1.0%
Others (individually less than 1%)	3.1%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $2,242,566 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $803,687) - See accompanying schedule: Unaffiliated issuers (cost $1,133,829,769)	$ 1,223,474,230
Fidelity Central Funds (cost $43,310,548)	43,310,548
Total Investments (cost $1,177,140,317)		$ 1,266,784,778
Foreign currency held at value (cost $108)		108
Receivable for investments sold		12,862,525
Receivable for fund shares sold		1,923,204
Dividends receivable		1,615,280
Distributions receivable from Fidelity Central Funds		10,510
Prepaid expenses		3,545
Other receivables		3,944
Total assets		1,283,203,894

Liabilities
Payable for investments purchased	$ 10,325,644
Payable for fund shares redeemed	1,419,802
Accrued management fee	577,290
Distribution fees payable	124,205
Other affiliated payables	294,964
Other payables and accrued expenses	64,056
Collateral on securities loaned, at value	830,658
Total liabilities		13,636,619

Net Assets		$ 1,269,567,275
Net Assets consist of:
Paid in capital		$ 1,194,469,877
Undistributed net investment income		1,438,918
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,985,104)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,643,584
Net Assets		$ 1,269,567,275

Statement of Assets and Liabilities - continued

February 28, 2010
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($162,370,196 ÷ 2,659,064 shares)	$ 61.06

Maximum offering price per share (100/94.25 of $61.06)	$ 64.79

Class T: Net Asset Value and redemption price per share ($29,661,556 ÷ 488,111 shares)	$ 60.77

Maximum offering price per share (100/96.50 of $60.77)	$ 62.97

Class B: Net Asset Value and offering price per share ($21,098,770 ÷ 349,507 shares) A	$ 60.37

Class C: Net Asset Value and offering price per share ($73,829,241 ÷ 1,224,471 shares) A	$ 60.29

Consumer Staples: Net Asset Value, offering price and redemption price per share ($946,455,301 ÷ 15,429,571 shares)	$ 61.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,152,211 ÷ 590,119 shares)	$ 61.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 28,762,013
Interest		5
Income from Fidelity Central Funds		213,899
Total income		28,975,917

Expenses
Management fee	$ 6,157,861
Transfer agent fees	3,057,955
Distribution fees	1,411,256
Accounting and security lending fees	411,499
Custodian fees and expenses	127,130
Independent trustees' compensation	7,233
Registration fees	135,457
Audit	42,554
Legal	5,574
Miscellaneous	16,951
Total expenses before reductions	11,373,470
Expense reductions	(27,975)	11,345,495
Net investment income (loss)		17,630,422
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,385,671
Foreign currency transactions	(33,750)
Total net realized gain (loss)		34,351,921
Change in net unrealized appreciation (depreciation) on: Investment securities	298,588,712
Assets and liabilities in foreign currencies	1,251
Total change in net unrealized appreciation (depreciation)		298,589,963
Net gain (loss)		332,941,884
Net increase (decrease) in net assets resulting from operations		$ 350,572,306

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,630,422	$ 12,665,686
Net realized gain (loss)	34,351,921	(44,836,625)
Change in net unrealized appreciation (depreciation)	298,589,963	(269,141,455)
Net increase (decrease) in net assets resulting from operations	350,572,306	(301,312,394)
Distributions to shareholders from net investment income	(15,962,478)	(11,887,776)
Distributions to shareholders from net realized gain	-	(334,486)
Total distributions	(15,962,478)	(12,222,262)
Share transactions - net increase (decrease)	33,089,434	494,877,505
Redemption fees	34,831	113,075
Total increase (decrease) in net assets	367,734,093	181,455,924

Net Assets
Beginning of period	901,833,182	720,377,258
End of period (including undistributed net investment income of $1,438,918 and undistributed net investment income of $512,356, respectively)	$ 1,269,567,275	$ 901,833,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.94	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.84	.67	.53	(.01)
Net realized and unrealized gain (loss)	17.02	(19.19)	7.29	1.28
Total from investment operations	17.86	(18.52)	7.82	1.27
Distributions from net investment income	(.74)	(.66)	(.42)	-
Distributions from net realized gain	-	(.02)	(2.44)	-
Total distributions	(.74)	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Total Return B, C, D	40.66%	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.13%	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.13%	1.18%	1.19%	1.28% A
Net investment income (loss)	1.51%	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 162,370	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.75	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.66	.53	.36	(.01)
Net realized and unrealized gain (loss)	16.95	(19.12)	7.29	1.18
Total from investment operations	17.61	(18.59)	7.65	1.17
Distributions from net investment income	(.59)	(.60)	(.35)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.59)	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Total Return B, C, D	40.24%	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.44%	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.44%	1.46%	1.46%	1.60% A
Net investment income (loss)	1.21%	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,662	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.53	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.37	.26	.04	(.07)
Net realized and unrealized gain (loss)	16.82	(19.01)	7.27	1.18
Total from investment operations	17.19	(18.75)	7.31	1.11
Distributions from net investment income	(.35)	(.42)	(.19)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.35)	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Total Return B, C, D	39.48%	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.97%	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.97%	1.96%	1.96%	2.09% A
Net investment income (loss)	.68%	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,099	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.46	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.41	.28	.06	(.08)
Net realized and unrealized gain (loss)	16.80	(19.00)	7.28	1.18
Total from investment operations	17.21	(18.72)	7.34	1.10
Distributions from net investment income	(.38)	(.44)	(.29)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.38)	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Total Return B, C, D	39.59%	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.90%	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.90%	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.89%	1.93%	1.92%	2.14% A
Net investment income (loss)	.75%	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 73,829	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.14	$ 63.25	$ 58.13	$ 52.18	$ 51.42
Income from Investment Operations
Net investment income (loss) C	.96	.88	.71	.56	.50
Net realized and unrealized gain (loss)	17.11	(19.31)	7.30	8.88	3.25
Total from investment operations	18.07	(18.43)	8.01	9.44	3.75
Distributions from net investment income	(.87)	(.67)	(.46)	(.32)	(.44)
Distributions from net realized gain	-	(.03)	(2.44)	(3.18)	(2.56)
Total distributions	(.87)	(.69) I	(2.90)	(3.50)	(3.00)
Redemption fees added to paid in capital C	- H	.01	.01	.01	.01
Net asset value, end of period	$ 61.34	$ 44.14	$ 63.25	$ 58.13	$ 52.18
Total Return A, B	40.96%	(29.23)%	13.72%	18.43%	7.50%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.91%	.91%	1.01%	1.04%
Expenses net of fee waivers, if any	.92%	.91%	.90%	.99%	1.04%
Expenses net of all reductions	.91%	.90%	.90%	.98%	1.03%
Net investment income (loss)	1.73%	1.55%	1.12%	.99%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 946,455	$ 657,263	$ 655,224	$ 374,930	$ 125,007
Portfolio turnover rate E	69%	70%	71%	99%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 44.07	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.98	.82	.74	.07
Net realized and unrealized gain (loss)	17.09	(19.23)	7.30	1.16
Total from investment operations	18.07	(18.41)	8.04	1.23
Distributions from net investment income	(.88)	(.73)	(.51)	-
Distributions from net realized gain	-	(.03)	(2.44)	-
Total distributions	(.88)	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	- J	.01	.01	- J
Net asset value, end of period	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Total Return B, C	41.03%	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.86%	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.86%	.91%	.85%	1.00% A
Expenses net of all reductions	.86%	.91%	.84%	1.00% A
Net investment income (loss)	1.78%	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,152	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 117,013,594
Gross unrealized depreciation	(40,330,590)
Net unrealized appreciation (depreciation)	$ 76,683,004

Tax Cost	$ 1,190,101,774

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,439,085
Capital loss carryforward	$ (2,242,566)
Net unrealized appreciation (depreciation)	$ 76,682,972

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 15,962,478	$ 12,222,262

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $749,813,665 and $739,748,758, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 396,506	$ 13,397
Class T	.25%	.25%	133,350	561
Class B	.75%	.25%	193,963	145,659
Class C	.75%	.25%	687,437	308,759
			$ 1,411,256	$ 468,376

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109,547
Class T	12,607
Class B*	51,810
Class C*	24,728
$ 198,692

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 402,842.25
Class T	82,383.31
Class B	65,652.34
Class C	180,801.26
Consumer Staples	2,245,942.28
Institutional Class	80,335.23
	$ 3,057,955

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,379 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,814 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $140,195.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,863 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $112.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 2,068,687	$ 1,409,006
Class T	279,551	273,000
Class B	121,683	118,536
Class C	461,837	437,729
Consumer Staples	12,515,444	9,279,861
Institutional Class	515,276	369,644
Total	$ 15,962,478	$ 11,887,776
From net realized gain
Class A	$ -	$ 11,953
Consumer Staples	-	317,666
Institutional Class	-	4,867
Total	$ -	$ 334,486

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	1,132,943	2,896,213	$ 59,482,737	$ 154,503,507
Reinvestment of distributions	31,495	27,496	1,903,559	1,327,859
Shares redeemed	(1,263,286)	(542,745)	(70,043,896)	(28,294,587)
Net increase (decrease)	(98,848)	2,380,964	$ (8,657,600)	$ 127,536,779
Class T
Shares sold	173,895	520,546	$ 9,112,154	$ 27,382,626
Reinvestment of distributions	4,329	5,430	262,823	260,678
Shares redeemed	(207,203)	(108,963)	(10,599,980)	(5,646,618)
Net increase (decrease)	(28,979)	417,013	$ (1,225,003)	$ 21,996,686
Class B
Shares sold	104,786	323,554	$ 5,439,880	$ 17,593,411
Reinvestment of distributions	1,610	1,967	97,230	94,022
Shares redeemed	(99,879)	(60,442)	(5,370,134)	(3,153,125)
Net increase (decrease)	6,517	265,079	$ 166,976	$ 14,534,308
Class C
Shares sold	378,183	1,133,018	$ 19,816,576	$ 59,347,217
Reinvestment of distributions	5,180	6,095	312,378	290,992
Shares redeemed	(422,141)	(191,974)	(22,614,834)	(10,093,420)
Net increase (decrease)	(38,778)	947,139	$ (2,485,880)	$ 49,544,789
Consumer Staples
Shares sold	6,969,074	13,482,265	$ 390,940,582	$ 765,828,751
Reinvestment of distributions	198,030	185,893	11,983,104	9,096,289
Shares redeemed	(6,628,713)	(9,136,327)	(351,735,799)	(521,761,725)
Net increase (decrease)	538,391	4,531,831	$ 51,187,887	$ 253,163,315
Institutional Class
Shares sold	333,805	760,504	$ 17,656,120	$ 40,084,673
Reinvestment of distributions	4,184	4,038	251,491	196,481
Shares redeemed	(449,527)	(227,140)	(23,804,557)	(12,179,526)
Net increase (decrease)	(111,538)	537,402	$ (5,896,946)	$ 28,101,628

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	27.42%	16.09%	16.84%
Class T (incl. 3.50% sales charge) B	30.07%	16.46%	17.02%
Class B (incl. contingent deferred sales charge) C	29.12%	16.68%	17.24%
Class C (incl. contingent deferred sales charge) D	33.15%	16.88%	17.23%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class A on February 29, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Select Gold Portfolio: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 35.19%, 34.79%, 34.12%, 34.15%, respectively (excluding sales charges), trailing the S&P 500 but beating the 32.34% mark of the S&P® Global BMI Gold Capped Index, which was adopted in December 2009 as a better representation of the fund's investment universe. Versus its industry index, the fund was aided most by its diversification outside the gold market, especially its out-of-index investments in non-gold precious metals, coal and steel producers. These securities and their underlying commodities outperformed gold bullion and gold equities for a majority of the period. In absolute terms, our foreign holdings were bolstered by weakness in the U.S. dollar versus most major currencies, especially the Canadian dollar. At the stock level, out-of-index positions in Impala Platinum and Aquarius Platinum - both with operations in South Africa - provided strong performance, as that metal's two primary end-markets, jewelry and automobile catalytic converters, rebounded on improving demand and tightening supply. Other contributors were coal producer Massey Energy and diversified metals/mining holding Buenaventura, the latter based in Peru. Randgold Resources - a U.K.-based company with most of its assets in West Africa - and Aquiline Resources, a miner with projects in South America that was acquired on very favorable terms, also aided performance. Impala, Aquarius and Massey were reduced or sold by period end. Underweighting three large index constituents also benefited performance, as Newmont Mining and Canadian holdings Goldcorp and Barrick Gold all underperformed our industry benchmark. In the case of Goldcorp, I felt the company's potential improved significantly, leading me to make that stock the fund's largest position by period end. Conversely, underweighted exposure to outperforming emerging market and exploration gold names, such as SEMAFO and Centerra Gold, with operations in West Africa and Asia, respectively, and Russia-based Polyus Gold, detracted from our results. Another area of relative underperformance came from the fund's out-of-index exposure to gold bullion. While our bullion holdings delivered a return of approximately 18%, that result lagged the return of gold equities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.16%
Actual		$ 1,000.00	$ 1,113.50	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.47%
Actual		$ 1,000.00	$ 1,111.70	$ 7.70
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.96%
Actual		$ 1,000.00	$ 1,109.00	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.91%
Actual		$ 1,000.00	$ 1,109.30	$ 9.99
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Gold	.93%
Actual		$ 1,000.00	$ 1,114.60	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,115.00	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	9.8	9.9
Newmont Mining Corp.	7.8	4.7
AngloGold Ashanti Ltd. sponsored ADR	7.2	7.1
Newcrest Mining Ltd.	6.8	7.1
Agnico-Eagle Mines Ltd. (Canada)	6.1	6.7
Randgold Resources Ltd. sponsored ADR	5.2	4.5
Barrick Gold Corp.	4.9	10.0
Kinross Gold Corp.	4.9	4.8
Eldorado Gold Corp.	3.5	2.4
Yamana Gold, Inc.	3.5	4.2
	59.7
Top Industries (% of fund's net assets)
As of February 28, 2010
Gold	92.6%
Precious Metals & Minerals	4.5%
Coal & Consumable Fuels	0.4%
Diversified Metals & Mining	0.1%
Oil & Gas Exploration & Production	0.0%
All Others*	2.4%

As of August 31, 2009
Gold	92.2%
Precious Metals & Minerals	3.3%
Diversified Metals & Mining	2.4%
Coal & Consumable Fuels	0.5%
Steel	0.3%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value
Australia - 8.3%
METALS & MINING - 8.3%
Gold - 8.3%
Andean Resources Ltd. (a)	4,807,514	$ 11,067,888
Avoca Resources Ltd. (a)	2,035,474	3,263,846
Centamin Egypt Ltd. (a)	4,197,000	7,440,982
Dominion Mining Ltd.	595,594	1,392,521
Kingsgate Consolidated NL	1,260,123	9,944,888
Mineral Deposits Ltd. (a)	3,151,255	2,681,750
Newcrest Mining Ltd.	7,350,648	206,364,826
Perseus Mining Ltd. (c)	1,939,308	3,040,156
Resolute Mining Ltd. (a)	2,052,147	1,709,631
St Barbara Ltd. (a)	14,110,000	2,780,742
Troy Resources NL (a)(d)	2,300,000	4,043,716
		253,730,946
Bailiwick of Jersey - 5.2%
METALS & MINING - 5.2%
Gold - 5.2%
Randgold Resources Ltd. sponsored ADR (c)	2,203,667	158,686,061
Bermuda - 0.4%
METALS & MINING - 0.4%
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom)	1,981,752	10,974,225
Canada - 49.1%
METALS & MINING - 49.0%
Diversified Metals & Mining - 0.1%
Anatolia Minerals Development Ltd. (a)	70,000	239,487
Clifton Star Resources, Inc. (a)	5,000	37,254
Kimber Resources, Inc. (a)	16,100	16,219
Kimber Resources, Inc. (a)(d)	3,888,000	3,916,636
Kimber Resources, Inc. warrants 3/11/10 (a)(d)	1,944,000	29,962
		4,239,558
Gold - 45.6%
Agnico-Eagle Mines Ltd. (Canada)	3,232,900	186,677,124
Alamos Gold, Inc. (a)	2,143,800	26,016,941
Aurizon Mines Ltd. (a)	2,234,600	8,982,996
B2Gold Corp. (a)(c)	880,000	1,145,735
Barrick Gold Corp.	3,924,519	147,880,426
Centerra Gold, Inc. (a)	280,000	3,408,696
Colossus Minerals, Inc. (a)	370,000	1,860,109
Crocodile Gold Corp. (a)	10,000	19,482
Detour Gold Corp. (a)(d)	615,000	9,953,386
Eldorado Gold Corp. (a)	8,475,213	107,042,605
European Goldfields Ltd. (a)	1,229,600	6,800,924
Exeter Resource Corp. (a)	233,000	1,882,157
Franco-Nevada Corp.	1,529,300	39,793,047
Gammon Gold, Inc. (a)	1,207,500	11,831,148
Gleichen Resources Ltd. (a)	230,000	209,836

	Shares	Value
Goldcorp, Inc.	7,880,300	$ 298,211,970
Golden Star Resources Ltd. (a)	3,375,769	10,522,711
Great Basin Gold Ltd. (a)(c)	5,107,900	8,349,335
Great Basin Gold Ltd. warrants 10/15/10 (a)	850,000	246,377
Greystar Resources Ltd. (a)	75,000	360,656
Guyana Goldfields, Inc. (a)	878,000	5,440,304
Guyana Goldfields, Inc. (a)(d)	155,000	960,418
IAMGOLD Corp.	5,009,000	73,689,066
International Tower Hill Mines Ltd. (a)	236,700	1,561,129
Jaguar Mining, Inc. (a)	1,105,500	10,443,022
Kinross Gold Corp.	8,150,100	147,704,830
Lake Shore Gold Corp. (a)	500,000	1,458,779
Minefinders Corp. Ltd. (a)	1,060,000	10,476,598
New Gold, Inc. (a)	4,826,900	21,330,563
New Gold, Inc. warrants 4/3/12 (a)(d)	2,928,500	97,408
Northgate Minerals Corp. (a)	2,874,900	7,868,579
Novagold Resources, Inc. (a)	50,000	288,430
Osisko Mining Corp. (a)	682,000	5,800,808
Osisko Mining Corp. (a)(d)	3,000,000	25,516,750
Premier Gold Mines Ltd. (a)	460,200	1,640,057
Rainy River Resources Ltd. (a)	40,000	188,168
Red Back Mining, Inc. (a)	2,753,100	53,060,459
Red Back Mining, Inc. (a)(d)	270,000	5,203,706
Romarco Minerals, Inc. (a)	125,000	198,384
Rubicon Minerals Corp. (a)	914,500	3,936,978
San Gold Corp. (a)	1,581,400	5,470,464
Seabridge Gold, Inc. (a)	631,105	15,367,408
SEMAFO, Inc. (a)	786,100	3,608,328
Ventana Gold Corp. (a)	943,300	7,413,724
Yamana Gold, Inc.	10,050,900	106,120,693
		1,386,040,714
Precious Metals & Minerals - 3.3%
Etruscan Resources, Inc. (a)	1,216,800	474,115
Etruscan Resources, Inc. (a)(d)	1,549,400	603,710
Etruscan Resources, Inc. warrants 11/2/10 (a)(d)	774,700	7,362
Pan American Silver Corp.	1,029,987	22,144,725
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	1,312,639
Silver Standard Resources, Inc. (a)	976,800	16,615,375
Silver Wheaton Corp. (a)	3,970,000	60,592,255
		101,750,181
TOTAL METALS & MINING		1,492,030,453
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Fronteer Development Group, Inc. (a)	500,000	2,228,558
Common Stocks - continued
	Shares	Value
Canada - continued
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - 0.0%
Comaplex Minerals Corp. (a)	7,000	$ 52,488
TOTAL OIL, GAS & CONSUMABLE FUELS		2,281,046
TOTAL CANADA		1,494,311,499
China - 1.3%
METALS & MINING - 1.3%
Gold - 1.3%
Zhaojin Mining Industry Co. Ltd. (H Shares) (c)	7,800,500	15,616,677
Zijin Mining Group Co. Ltd. (H Shares)	28,818,000	24,651,712
		40,268,389
Papua New Guinea - 3.4%
METALS & MINING - 3.4%
Gold - 3.4%
Lihir Gold Ltd.	43,495,881	103,253,567
Peru - 0.8%
METALS & MINING - 0.8%
Precious Metals & Minerals - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	750,000	25,207,500
Russia - 0.9%
METALS & MINING - 0.9%
Gold - 0.9%
Polyus Gold OJSC sponsored ADR	941,566	25,281,047
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) (a)	63,300	605,781
TOTAL METALS & MINING		25,886,828
South Africa - 11.7%
METALS & MINING - 11.7%
Gold - 11.7%
AngloGold Ashanti Ltd. sponsored ADR (c)	6,012,452	218,733,004
Gold Fields Ltd. sponsored ADR	7,553,659	86,791,542
Harmony Gold Mining Co. Ltd.	1,549,000	13,978,909
Harmony Gold Mining Co. Ltd. sponsored ADR (c)	4,126,800	37,677,684
		357,181,139
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Petropavlovsk PLC	640,000	9,214,044

	Shares	Value
United States of America - 9.4%
METALS & MINING - 9.1%
Gold - 9.1%
Allied Nevada Gold Corp. (a)(c)	592,800	$ 8,156,928
Newmont Mining Corp.	4,801,450	236,615,456
Royal Gold, Inc. (c)	649,413	29,184,620
US Gold Corp. (a)	1,165,900	3,136,271
		277,093,275
Precious Metals & Minerals - 0.0%
Hecla Mining Co. (a)(c)	150,000	780,000
TOTAL METALS & MINING		277,873,275
OIL, GAS & CONSUMABLE FUELS - 0.3%
Coal & Consumable Fuels - 0.3%
Arch Coal, Inc.	325,000	7,309,250
TOTAL UNITED STATES OF AMERICA		285,182,525
TOTAL COMMON STOCKS (Cost $2,241,570,065)		2,763,896,723
Commodities - 6.8%
	Troy Ounces
Gold Bullion (a) (Cost $162,322,900)	185,500	207,184,950
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 0.16% (e)	884,915	884,915
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	67,460,954	67,460,954
TOTAL MONEY MARKET FUNDS (Cost $68,345,869)		68,345,869
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,472,238,834)	3,039,427,542
NET OTHER ASSETS - 0.1%	3,906,479
NET ASSETS - 100%	$ 3,043,334,021
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,333,054 or 1.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 180,857
Fidelity Securities Lending Cash Central Fund	499,028
Total	$ 679,885
Other Affiliated Issuers
Consolidated Subsidiary	Value, Beginning of Period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 154,880,326	$ 42,460,530	$ 27,469,000	$ -	$ 207,130,454
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments:
Common Stocks	$ 2,763,896,723	$ 2,746,715,104	$ 17,181,619	$ -
Commodities	207,184,950	207,184,950	-	-
Money Market Funds	68,345,869	68,345,869	-	-
Total Investments:	$ 3,039,427,542	$ 3,022,245,923	$ 17,181,619	$ -
The following is a reconciliation of Investments for which Level 3 inputs were used in determining value:
Investments:
Beginning Balance	$ 30,448
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(23,086)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	(7,362)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Investment or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $12,954,352 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $66,348,802) - See accompanying schedule: Unaffiliated issuers (cost $2,241,570,065)	$ 2,763,896,723
Fidelity Central Funds (cost $68,345,869)	68,345,869
Commodities (cost $162,322,900)	207,184,950
Total Investments (cost $2,472,238,834)		$ 3,039,427,542
Cash		6,462
Receivable for investments sold		156,345,630
Receivable for fund shares sold		4,261,845
Dividends receivable		1,520,832
Distributions receivable from Fidelity Central Funds		16,298
Prepaid expenses		8,347
Receivable from investment adviser for expense reductions		53,706
Other receivables		65,565
Total assets		3,201,706,227

Liabilities
Payable for investments purchased	$ 85,096,066
Payable for fund shares redeemed	3,239,466
Accrued management fee	1,447,456
Distribution fees payable	74,328
Other affiliated payables	918,135
Other payables and accrued expenses	135,801
Collateral on securities loaned, at value	67,460,954
Total liabilities		158,372,206

Net Assets		$ 3,043,334,021
Net Assets consist of:
Paid in capital		$ 2,601,815,526
Accumulated net investment loss		(919)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(125,663,002)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		567,182,416
Net Assets		$ 3,043,334,021

Consolidated Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($82,413,184 ÷ 2,034,982 shares)	$ 40.50

Maximum offering price per share (100/94.25 of $40.50)	$ 42.97
Class T: Net Asset Value and redemption price per share ($26,255,993 ÷ 650,903 shares)	$ 40.34

Maximum offering price per share (100/96.50 of $40.34)	$ 41.80
Class B: Net Asset Value and offering price per share ($18,339,955 ÷ 459,977 shares) A	$ 39.87

Class C: Net Asset Value and offering price per share ($38,623,968 ÷ 971,562 shares) A	$ 39.75

Gold: Net Asset Value, offering price and redemption price per share ($2,839,663,728 ÷ 69,515,870 shares)	$ 40.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,037,193 ÷ 932,902 shares)	$ 40.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio
Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 14,179,836
Interest		74
Income from Fidelity Central Funds		679,885
Total income		14,859,795

Expenses
Management fee	$ 16,105,508
Transfer agent fees	8,951,189
Distribution fees	717,754
Accounting and security lending fees	1,212,567
Custodian fees and expenses	323,942
Independent trustees' compensation	17,951
Registration fees	289,277
Audit	71,070
Legal	13,823
Miscellaneous	34,226
Total expenses before reductions	27,737,307
Expense reductions	(1,109,754)	26,627,553
Net investment income (loss)		(11,767,758)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	137,360,027
Commodities	4,098,700
Foreign currency transactions	276,376
Capital gain distribution from Fidelity Central Funds	4,434
Total net realized gain (loss)		141,739,537
Change in net unrealized appreciation (depreciation) on: Investments	548,783,486
Assets and liabilities in foreign currencies	(41,908)
Commodities	33,817,640
Total change in net unrealized appreciation (depreciation)		582,559,218
Net gain (loss)		724,298,755
Net increase (decrease) in net assets resulting from operations		$ 712,530,997

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,767,758)	$ (2,690,363)
Net realized gain (loss)	141,739,537	(179,917,786)
Change in net unrealized appreciation (depreciation)	582,559,218	(711,142,287)
Net increase (decrease) in net assets resulting from operations	712,530,997	(893,750,436)
Distributions to shareholders from net realized gain	(56,010,412)	(9,542,341)
Share transactions - net increase (decrease)	418,234,847	430,558,697
Redemption fees	514,829	852,427
Total increase (decrease) in net assets	1,075,270,261	(471,881,653)

Net Assets
Beginning of period	1,968,063,760	2,439,945,413
End of period (including accumulated net investment loss of $919 and accumulated net investment loss of $714, respectively)	$ 3,043,334,021	$ 1,968,063,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.45	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.25)	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	11.00	(15.44)	15.00	(.07)
Total from investment operations	10.75	(15.59)	14.85	(.08)
Distributions from net investment income	-	-	(.19)	-
Distributions from net realized gain	(.71)	(.17)	(5.01)	-
Total distributions	(.71)	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Total Return B, C, D	35.19%	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.19%	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.17%	1.15%	1.13%	1.10% A
Net investment income (loss)	(.63)%	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,413	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.36	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.36)	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	10.96	(15.42)	15.05	(.09)
Total from investment operations	10.60	(15.66)	14.80	(.12)
Distributions from net investment income	-	-	(.16)	-
Distributions from net realized gain	(.63)	(.17)	(4.97)	-
Total distributions	(.63)	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Total Return B, C, D	34.79%	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.51%	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.49%	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.47%	1.41%	1.39%	1.43% A
Net investment income (loss)	(.93)%	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,256	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.08	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.55)	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	10.84	(15.34)	14.95	(.08)
Total from investment operations	10.29	(15.74)	14.50	(.15)
Distributions from net investment income	-	-	(.16)	-
Distributions from net realized gain	(.51)	(.17)	(4.84)	-
Total distributions	(.51)	(.17)	(5.00)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Total Return B, C, D	34.12%	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00%	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.98%	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.96%	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.42)%	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,340	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.00	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.53)	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	10.80	(15.30)	14.91	(.10)
Total from investment operations	10.27	(15.69)	14.46	(.17)
Distributions from net investment income	-	-	(.17)	-
Distributions from net realized gain	(.53)	(.17)	(4.89)	-
Total distributions	(.53)	(.17)	(5.06)	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Total Return B, C, D	34.15%	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.95%	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.93%	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.39)%	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,624	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 30.67	$ 46.37	$ 36.54	$ 35.91	$ 27.46
Income from Investment Operations
Net investment income (loss) C	(.16)	(.04)	(.02)	.22 F	.04
Net realized and unrealized gain (loss)	11.10	(15.51)	15.05	5.49	12.21
Total from investment operations	10.94	(15.55)	15.03	5.71	12.25
Distributions from net investment income	-	-	(.18)	(.02)	(.02)
Distributions from net realized gain	(.77)	(.17)	(5.03)	(5.10)	(3.84)
Total distributions	(.77)	(.17)	(5.21)	(5.12)	(3.86)
Redemption fees added to paid in capital C	.01	.02	.01	.04	.06
Net asset value, end of period	$ 40.85	$ 30.67	$ 46.37	$ 36.54	$ 35.91
Total Return A, B	35.52%	(33.59)%	45.10%	16.19%	48.84%
Ratios to Average Net Assets D, G
Expenses before reductions	.98%	.89%	.85%	.90%	.97%
Expenses net of fee waivers, if any	.96%	.87%	.85%	.90%	.97%
Expenses net of all reductions	.94%	.86%	.81%	.87%	.82%
Net investment income (loss)	(.40)%	(.13)%	(.05)%	.62% F	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,839,664	$ 1,881,600	$ 2,381,114	$ 1,473,400	$ 1,325,665
Portfolio turnover rate E	46%	42%	55%	85%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.65	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.15)	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	11.08	(15.49)	15.03	(.08)
Total from investment operations	10.93	(15.54)	15.02	(.07)
Distributions from net investment income	-	-	(.19)	-
Distributions from net realized gain	(.82)	(.17)	(5.04)	-
Total distributions	(.82)	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.01	.02	.01	.01
Net asset value, end of period	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Total Return B, C	35.50%	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E, H
Expenses before reductions	.95%	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.93%	.89%	.83%	.94% A
Expenses net of all reductions	.91%	.86%	.79%	.91% A
Net investment income (loss)	(.37)%	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,037	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2010

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary.

The Fund may invest in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Fund. As of February 28, 2010, the Fund held $207,130,454 in the Subsidiary, representing 6.8% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying consolidated financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 587,307,975
Gross unrealized depreciation	(162,095,828)
Net unrealized appreciation (depreciation)	$ 425,212,147

Tax Cost	$ 2,614,215,395

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,267,911
Capital loss carryforward	$ (12,954,352)
Net unrealized appreciation (depreciation)	$ 425,205,855

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 56,010,412	$ -
Long-term Capital Gains	-	9,542,341
Total	$ 56,010,412	$ 9,542,341

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,666,765,327 and $1,222,401,265, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its average net assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $617,017.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 165,404	$ 12,406
Class T	.25%	.25%	109,284	706
Class B	.75%	.25%	148,843	111,714
Class C	.75%	.25%	294,223	150,118
			$ 717,754	$ 274,944

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 128,737
Class T	17,837
Class B*	40,323
Class C*	21,509
$ 208,406

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 201,509.31
Class T	77,008.35
Class B	50,520.34
Class C	88,998.30
Gold	8,484,126.33
Institutional Class	49,028.29
	$ 8,951,189

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,032 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,533 and is reflected in Miscellaneous Expense on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $499,028.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $492,362 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $375.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net realized gain
Class A	$ 1,356,457	$ 120,234
Class T	386,094	52,921
Class B	226,465	30,037
Class C	480,176	48,372
Gold	53,033,502	9,277,078
Institutional Class	527,718	13,699
Total	$ 56,010,412	$ 9,542,341

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	1,548,727	1,309,698	$ 60,979,204	$ 44,660,266
Reinvestment of distributions	28,941	2,750	1,258,667	115,078
Shares redeemed	(828,099)	(603,399)	(32,946,669)	(19,759,071)
Net increase (decrease)	749,569	709,049	$ 29,291,202	$ 25,016,273
Class T
Shares sold	410,718	490,596	$ 16,022,649	$ 16,725,703
Reinvestment of distributions	8,602	1,250	372,822	52,336
Shares redeemed	(271,824)	(233,926)	(10,198,558)	(7,642,955)
Net increase (decrease)	147,496	257,920	$ 6,196,913	$ 9,135,084
Class B
Shares sold	271,111	268,687	$ 10,287,423	$ 9,041,240
Reinvestment of distributions	4,654	619	199,620	25,767
Shares redeemed	(95,719)	(138,798)	(3,721,090)	(4,716,395)
Net increase (decrease)	180,046	130,508	$ 6,765,953	$ 4,350,612
Class C
Shares sold	698,249	585,858	$ 27,513,842	$ 18,965,561
Reinvestment of distributions	9,039	1,077	386,528	44,699
Shares redeemed	(320,512)	(238,490)	(12,323,085)	(7,504,831)
Net increase (decrease)	386,776	348,445	$ 15,577,285	$ 11,505,429

Annual Report

Notes to Consolidated Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Gold
Shares sold	40,468,485	46,487,078	$ 1,581,099,363	$ 1,611,564,135
Reinvestment of distributions	1,174,296	212,477	51,481,173	8,930,407
Shares redeemed	(33,470,388)	(36,708,151)	(1,303,757,681)	(1,244,304,895)
Net increase (decrease)	8,172,393	9,991,404	$ 328,822,855	$ 376,189,647
Institutional Class
Shares sold	933,259	256,180	$ 39,237,749	$ 8,523,938
Reinvestment of distributions	10,089	259	441,486	10,894
Shares redeemed	(208,491)	(126,881)	(8,098,596)	(4,173,180)
Net increase (decrease)	734,857	129,558	$ 31,580,639	$ 4,361,652

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	80.25%	8.01%	12.50%
Class T (incl. 3.50% sales charge) B	84.03%	8.28%	12.64%
Class B (incl. contingent deferred sales charge) C	84.79%	8.42%	12.86%
Class C (incl. contingent deferred sales charge) D	88.82%	8.71%	12.86%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class A on February 29, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor Materials Fund: For the 12 months ending February 28, 2010, the fund's Class A, Class T, Class B and Class C shares returned 91.25%, 90.70%, 89.79% and 89.82%, respectively (excluding sales charges), significantly outperforming the S&P 500 and the 73.30% return of the MSCI® U.S. IM Materials 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Security selection boosted results relative to the MSCI index, particularly within specialty chemicals, paper packaging, commodity and diversified chemicals, and coal/consumable fuels. An underweighting in fertilizers/agricultural chemicals and an overweighting in commodity chemicals also helped. Conversely, an underweighting in paper products and lack of exposure to the aluminum group detracted, as did a modest cash position in a rising market. Specialty chemicals firm W.R. Grace was the top contributor, helped by better-than-expected earnings. Commodity chemicals firm Celanese rose sharply on improved earnings and an uptick in demand, while paper packaging company Temple-Inland jumped due to the firm's stable earnings. Detractors included underweightings in International Paper, whose stock rose on improved profit margins thanks to aggressive cost-cutting, and steel concern Cliffs Natural Resources, which rose on brightening prospects for the iron ore and coal industries. Some holdings mentioned in this update were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.20%
Actual		$ 1,000.00	$ 1,125.60	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.51%
Actual		$ 1,000.00	$ 1,123.90	$ 7.95
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.01%
Actual		$ 1,000.00	$ 1,121.20	$ 10.57
HypotheticalA		$ 1,000.00	$ 1,014.83	$ 10.04
Class C	1.99%
Actual		$ 1,000.00	$ 1,121.40	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,014.93	$ 9.94
Materials	.92%
Actual		$ 1,000.00	$ 1,127.30	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,127.40	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Dow Chemical Co.	9.3	7.5
Monsanto Co.	9.3	5.1
E.I. du Pont de Nemours & Co.	8.1	7.9
Praxair, Inc.	5.9	5.8
Freeport-McMoRan Copper & Gold, Inc.	5.0	7.6
Air Products & Chemicals, Inc.	4.1	4.4
Newmont Mining Corp.	3.7	1.2
Weyerhaeuser Co.	3.5	2.7
Nucor Corp.	3.3	4.2
Owens-Illinois, Inc.	3.1	2.6
	55.3
Top Industries (% of fund's net assets)
As of February 28, 2010
Chemicals	56.9%
Metals & Mining	24.7%
Containers & Packaging	4.6%
Paper & Forest Products	4.0%
Construction Materials	3.4%
All Others*	6.4%

As of August 31, 2009
Chemicals	52.9%
Metals & Mining	22.3%
Containers & Packaging	8.6%
Construction Materials	4.0%
Paper & Forest Products	3.6%
All Others*	8.6%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
BUILDING PRODUCTS - 1.8%
Building Products - 1.8%
Masco Corp.	954,300	$ 12,758,991
CHEMICALS - 56.9%
Commodity Chemicals - 3.1%
Celanese Corp. Class A	709,406	22,126,373
Diversified Chemicals - 22.6%
Ashland, Inc.	275,036	12,948,695
Dow Chemical Co.	2,351,618	66,574,305
E.I. du Pont de Nemours & Co.	1,711,400	57,708,408
FMC Corp.	179,800	10,279,166
Huntsman Corp.	589,100	8,088,343
Solutia, Inc. (a)	447,713	6,299,322
		161,898,239
Fertilizers & Agricultural Chemicals - 14.1%
CF Industries Holdings, Inc.	76,300	8,106,112
Monsanto Co.	941,744	66,534,214
Potash Corp. of Saskatchewan, Inc.	16,300	1,796,911
The Mosaic Co.	357,300	20,862,747
Yara International ASA	87,900	3,620,173
		100,920,157
Industrial Gases - 10.0%
Air Products & Chemicals, Inc.	424,400	29,105,352
Praxair, Inc.	560,541	42,119,051
		71,224,403
Specialty Chemicals - 7.1%
Albemarle Corp.	401,535	15,053,547
Ferro Corp.	1,055,300	8,642,907
Innophos Holdings, Inc.	231,500	5,375,430
Johnson Matthey PLC	74,505	1,804,406
Kraton Performance Polymers, Inc.	111,300	1,501,437
W.R. Grace & Co. (a)	637,900	18,473,584
		50,851,311
TOTAL CHEMICALS		407,020,483
CONSTRUCTION MATERIALS - 3.4%
Construction Materials - 3.4%
Cemex SA de CV sponsored ADR	564,700	5,398,532
HeidelbergCement AG	89,810	4,576,191
Martin Marietta Materials, Inc. (c)	69,322	5,491,689
Vulcan Materials Co. (c)	197,000	8,551,770
		24,018,182
CONTAINERS & PACKAGING - 4.6%
Metal & Glass Containers - 4.6%
Crown Holdings, Inc. (a)	388,599	10,616,525
Owens-Illinois, Inc. (a)	764,600	22,662,744
		33,279,269

	Shares	Value
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Bunge Ltd.	120,400	$ 7,174,637
MARINE - 0.2%
Marine - 0.2%
Ultrapetrol (Bahamas) Ltd. (a)	279,390	1,441,652
METALS & MINING - 24.7%
Diversified Metals & Mining - 7.9%
Anglo American PLC (United Kingdom) (a)	125,151	4,561,740
Freeport-McMoRan Copper & Gold, Inc.	474,865	35,690,853
RTI International Metals, Inc. (a)	219,600	5,276,988
Teck Resources Ltd. Class B (sub. vtg.) (a)	98,400	3,618,988
Vale SA sponsored ADR	258,450	7,200,417
		56,348,986
Gold - 7.0%
Agnico-Eagle Mines Ltd. (Canada)	117,300	6,773,246
AngloGold Ashanti Ltd. sponsored ADR	301,020	10,951,108
Newcrest Mining Ltd.	95,764	2,688,514
Newmont Mining Corp.	531,000	26,167,680
Randgold Resources Ltd. sponsored ADR	50,300	3,622,103
		50,202,651
Precious Metals & Minerals - 0.6%
Aquarius Platinum Ltd. (United Kingdom)	264,400	1,464,152
Impala Platinum Holdings Ltd.	63,155	1,536,247
Pan American Silver Corp.	75,200	1,616,800
		4,617,199
Steel - 9.2%
Allegheny Technologies, Inc.	248,500	10,849,510
Carpenter Technology Corp.	202,800	6,057,636
Commercial Metals Co.	441,355	7,238,222
Nucor Corp.	568,400	23,531,760
Reliance Steel & Aluminum Co.	194,900	8,641,866
Steel Dynamics, Inc.	412,700	6,739,391
Ternium SA sponsored ADR (a)(c)	71,600	2,450,868
		65,509,253
TOTAL METALS & MINING		176,678,089
OIL, GAS & CONSUMABLE FUELS - 0.4%
Coal & Consumable Fuels - 0.4%
Centennial Coal Co. Ltd.	894,316	2,924,118
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - 4.0%
Forest Products - 4.0%
Louisiana-Pacific Corp. (a)	502,700	$ 3,825,547
Weyerhaeuser Co.	619,400	25,023,760
		28,849,307
TOTAL COMMON STOCKS (Cost $645,126,262)		694,144,728
Money Market Funds - 7.0%

Fidelity Cash Central Fund, 0.16% (d)	37,931,793	37,931,793
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	11,995,375	11,995,375
TOTAL MONEY MARKET FUNDS (Cost $49,927,168)		49,927,168
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $695,053,430)	744,071,896
NET OTHER ASSETS - (4.0)%	(28,856,109)
NET ASSETS - 100%	$ 715,215,787
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 47,364
Fidelity Securities Lending Cash Central Fund	15,907
Total	$ 63,271
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 694,144,728	$ 694,144,727	$ -	$ -
Money Market Funds	49,927,168	49,927,168	-	-
Total Investments in Securities:	$ 744,071,896	$ 744,071,895	$ -	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
Canada	1.9%
South Africa	1.7%
Bermuda	1.2%
Brazil	1.0%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $22,356,874 of which $21,745,565 and $611,309 will expire on February 28, 2017 and 2018, respectively.

A capital loss carryforward of approximately $5,315,874 was acquired from Paper and Forest Products Portfolio, of which $4,704,565 and $611,309 will expire on February 28, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $11,487,690) - See accompanying schedule: Unaffiliated issuers (cost $645,126,262)	$ 694,144,728
Fidelity Central Funds (cost $49,927,168)	49,927,168
Total Investments (cost $695,053,430)		$ 744,071,896
Receivable for investments sold		4,649,528
Receivable for fund shares sold		3,258,849
Dividends receivable		866,889
Distributions receivable from Fidelity Central Funds		4,218
Prepaid expenses		1,392
Other receivables		12,590
Total assets		752,865,362

Liabilities
Payable for investments purchased	$ 22,498,973
Payable for fund shares redeemed	2,560,693
Accrued management fee	326,982
Distribution fees payable	40,913
Other affiliated payables	178,872
Other payables and accrued expenses	47,767
Collateral on securities loaned, at value	11,995,375
Total liabilities		37,649,575

Net Assets		$ 715,215,787
Net Assets consist of:
Paid in capital		$ 694,034,904
Undistributed net investment income		21,306
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,857,336)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,016,913
Net Assets		$ 715,215,787

Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($52,351,766 ÷ 996,350 shares)	$ 52.54

Maximum offering price per share (100/94.25 of $52.54)	$ 55.75
Class T: Net Asset Value and redemption price per share ($14,711,630 ÷ 281,003 shares)	$ 52.35

Maximum offering price per share (100/96.50 of $52.35)	$ 54.25
Class B: Net Asset Value and offering price per share ($9,538,132 ÷ 183,927 shares) A	$ 51.86

Class C: Net Asset Value and offering price per share ($20,468,795 ÷ 395,238 shares) A	$ 51.79

Materials: Net Asset Value, offering price and redemption price per share ($604,475,227 ÷ 11,490,743 shares)	$ 52.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,670,237 ÷ 260,005 shares)	$ 52.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 7,172,926
Special dividends		960,460
Interest		10,741
Income from Fidelity Central Funds		63,271
Total income		8,207,398

Expenses
Management fee	$ 2,489,211
Transfer agent fees	1,294,368
Distribution fees	335,450
Accounting and security lending fees	172,078
Custodian fees and expenses	46,360
Independent trustees' compensation	2,554
Registration fees	147,450
Audit	52,688
Legal	7,458
Miscellaneous	10,834
Total expenses before reductions	4,558,451
Expense reductions	(46,718)	4,511,733
Net investment income (loss)		3,695,665
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,971,145
Foreign currency transactions	(17,050)
Total net realized gain (loss)		54,954,095
Change in net unrealized appreciation (depreciation) on: Investment securities	118,180,912
Assets and liabilities in foreign currencies	(969)
Total change in net unrealized appreciation (depreciation)		118,179,943
Net gain (loss)		173,134,038
Net increase (decrease) in net assets resulting from operations		$ 176,829,703

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,695,665	$ 2,259,809
Net realized gain (loss)	54,954,095	(75,667,547)
Change in net unrealized appreciation (depreciation)	118,179,943	(119,409,812)
Net increase (decrease) in net assets resulting from operations	176,829,703	(192,817,550)
Distributions to shareholders from net investment income	(4,024,717)	(976,789)
Share transactions - net increase (decrease)	390,197,683	(41,426,103)
Redemption fees	93,068	46,748
Total increase (decrease) in net assets	563,095,737	(235,173,694)

Net Assets
Beginning of period	152,120,050	387,293,744
End of period (including undistributed net investment income of $21,306 and undistributed net investment income of $350,358, respectively)	$ 715,215,787	$ 152,120,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.65	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.30 H	.22	.46	.17
Net realized and unrealized gain (loss)	24.90	(29.46)	8.05	3.93
Total from investment operations	25.20	(29.24)	8.51	4.10
Distributions from net investment income	(.32)	(.12)	(.32)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.32)	(.12)	(2.53) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Total Return B, C, D	91.25%	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F, J
Expenses before reductions	1.23%	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.23%	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.22%	1.20%	1.21%	1.38% A
Net investment income (loss)	.65% H	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,352	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.532 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.56	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.16 H	.10	.32	.11
Net realized and unrealized gain (loss)	24.81	(29.32)	8.00	3.87
Total from investment operations	24.97	(29.22)	8.32	3.98
Distributions from net investment income	(.19)	(.03)	(.21)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.19)	(.03)	(2.42) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Total Return B, C, D	90.70%	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F, J
Expenses before reductions	1.52%	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.52%	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.51%	1.46%	1.46%	1.62% A
Net investment income (loss)	.35% H	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,712	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.417 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.07) H	(.12)	.04	.06
Net realized and unrealized gain (loss)	24.61	(29.13)	7.98	3.84
Total from investment operations	24.54	(29.25)	8.02	3.90
Distributions from net investment income	(.04)	-	(.04)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.04)	-	(2.25) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Total Return B, C, D	89.79%	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F, J
Expenses before reductions	2.02%	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	2.02%	1.95%	1.97%	2.15% A
Expenses net of all reductions	2.01%	1.95%	1.96%	2.12% A
Net investment income (loss)	(.15)% H	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,538	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.253 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.31	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.06) H	(.13)	.04	.09
Net realized and unrealized gain (loss)	24.57	(29.07)	7.97	3.81
Total from investment operations	24.51	(29.20)	8.01	3.90
Distributions from net investment income	(.04)	-	(.12)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.04)	-	(2.33) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Total Return B, C, D	89.82%	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F, J
Expenses before reductions	2.01%	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	2.01%	1.95%	1.96%	2.15% A
Expenses net of all reductions	2.00%	1.95%	1.96%	2.13% A
Net investment income (loss)	(.13)% H	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,469	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.334 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2010	2009	2008 I	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 57.01	$ 50.92	$ 46.35	$ 40.78
Income from Investment Operations
Net investment income (loss) C	.43 F	.38	.64	.42	.32
Net realized and unrealized gain (loss)	24.91	(29.54)	8.01	9.36	6.40
Total from investment operations	25.34	(29.16)	8.65	9.78	6.72
Distributions from net investment income	(.40)	(.20)	(.36)	(.48)	(.25)
Distributions from net realized gain	-	-	(2.21)	(4.79)	(.93)
Total distributions	(.40)	(.20)	(2.57) J	(5.27)	(1.18)
Redemption fees added to paid in capital C	.01	.01	.01	.06	.03
Net asset value, end of period	$ 52.61	$ 27.66	$ 57.01	$ 50.92	$ 46.35
Total Return A, B	91.77%	(51.15)%	17.10%	22.29%	17.01%
Ratios to Average Net Assets D, G
Expenses before reductions	.96%	.90%	.91%	1.01%	1.05%
Expenses net of fee waivers, if any	.96%	.90%	.90%	.98%	1.05%
Expenses net of all reductions	.94%	.90%	.89%	.96%	1.01%
Net investment income (loss)	.92% F	.78%	1.14%	.87%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 604,475	$ 127,551	$ 353,185	$ 230,147	$ 169,523
Portfolio turnover rate E	104% H	117%	77%	185%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Total distributions of $2.573 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 K	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.46 G	.38	.64	.08
Net realized and unrealized gain (loss)	24.89	(29.53)	8.00	3.92
Total from investment operations	25.35	(29.15)	8.64	4.00
Distributions from net investment income	(.44)	(.20)	(.36)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.44)	(.20)	(2.56) L	-
Redemption fees added to paid in capital D	.01	.01	.01	.01
Net asset value, end of period	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Total Return B, C	91.79%	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E, I
Expenses before reductions	.94%	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.94%	.90%	.89%	1.06% A
Expenses net of all reductions	.93%	.90%	.89%	1.04% A
Net investment income (loss)	.94% G	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,670	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	104% J	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K For the year ended February 29. L Total distributions of $2.565 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 81,661,128
Gross unrealized depreciation	(38,497,461)
Net unrealized appreciation (depreciation)	$ 43,163,667

Tax Cost	$ 700,908,229

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 375,642
Capital loss carryforward	$ (22,356,874)
Net unrealized appreciation (depreciation)	$ 43,162,114

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009

Ordinary Income	$ 4,024,717	$ 976,789

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $801,356,820 and $441,665,671, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 79,488	$ 2,143
Class T	.25%	.25%	54,942	277
Class B	.75%	.25%	62,120	46,655
Class C	.75%	.25%	138,900	49,199
			$ 335,450	$ 98,274

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 92,688
Class T	9,956
Class B*	8,978
Class C*	4,361
$ 115,983

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 98,217.31
Class T	38,681.35
Class B	21,492.35
Class C	46,333.34
Materials	1,076,261.29
Institutional Class	13,384.27
	$ 1,294,368

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,934 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,333 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $15,907.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,675 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 238,202	$ 43,307
Class T	47,220	5,182
Class B	5,848	-
Class C	12,908	-
Materials	3,662,178	923,202
Institutional Class	58,361	5,098
Total	$ 4,024,717	$ 976,789

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	858,136	400,579	$ 40,135,680	$ 21,052,656
Reinvestment of distributions	4,377	1,376	220,619	40,415
Shares redeemed	(256,610)	(231,192)	(11,780,339)	(9,966,206)
Net increase (decrease)	605,903	170,763	$ 28,575,960	$ 11,126,865
Class T
Shares sold	167,992	127,856	$ 7,326,294	$ 6,586,988
Reinvestment of distributions	941	169	45,756	4,976
Shares redeemed	(67,330)	(69,236)	(3,005,643)	(3,081,211)
Net increase (decrease)	101,603	58,789	$ 4,366,407	$ 3,510,753
Class B
Shares sold	131,820	70,236	$ 5,954,562	$ 3,670,456
Reinvestment of distributions	103	-	4,824	-
Shares redeemed	(43,087)	(48,886)	(1,785,370)	(2,112,869)
Net increase (decrease)	88,836	21,350	$ 4,174,016	$ 1,557,587
Class C
Shares sold	299,617	186,111	$ 13,304,163	$ 9,519,248
Reinvestment of distributions	234	(8)	10,972	(480)
Shares redeemed	(106,334)	(139,135)	(4,538,206)	(5,956,182)
Net increase (decrease)	193,517	46,968	$ 8,776,929	$ 3,562,586
Materials
Shares sold	11,253,841	3,524,569	$ 539,188,177	$ 186,250,882
Issued in exchange for shares of Paper and Forest Products Portfolio	337,332	-	13,304,373	-
Reinvestment of distributions	68,039	29,537	3,440,550	866,336
Shares redeemed	(4,780,310)	(5,137,192)	(223,285,260)	(248,168,306)
Net increase (decrease)	6,878,902	(1,583,086)	$ 332,647,840	$ (61,051,088)
Institutional Class
Shares sold	269,782	41,845	$ 13,383,120	$ 2,204,347
Reinvestment of distributions	839	156	43,347	4,588
Shares redeemed	(36,606)	(47,942)	(1,769,936)	(2,341,741)
Net increase (decrease)	234,015	(5,941)	$ 11,656,531	$ (132,806)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On June 19, 2009, the Fund acquired all of the assets and assumed all of the liabilities of Paper and Forest Products Portfolio ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on November 18, 2008. The reorganization provides shareholders access to a larger portfolio with better historical performance and lower expenses. The acquisition was accomplished by an exchange of 337,332 shares of Materials (the original retail class shares of the Fund), for 697,705 shares then outstanding (valued at $19.07) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund net assets, including securities of $13,445,190, unrealized depreciation of $3,465,168, cash of $45,230 and net other liabilities of $186,047 were combined with the Fund's net assets of $314,623,676 for total net assets after the acquisition of $327,928,049.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 3,777,997
Total net realized gain (loss)	51,950,136
Total change in net unrealized appreciation (depreciation)	125,269,592
Net increase (decrease) in net assets resulting from operations	$ 180,997,725

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since June 19, 2009.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	33.90%	1.48%	-8.38%
Class T (incl. 3.50% sales charge) B	36.69%	1.77%	-8.25%
Class B (incl. contingent deferred sales charge) C	35.97%	1.81%	-8.06%
Class C (incl. contingent deferred sales charge) D	40.00%	2.19%	-8.06%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class A on February 29, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Kristina Salen, Portfolio Manager of Fidelity Advisor Telecommunications Fund: For the 12-month period ending February 28, 2010, the fund's Class A, Class T, Class B and Class C shares gained 42.07%, 41.64%, 40.97% and 41.00%, respectively (excluding sales charges), handily outperforming the 18.67% return of the MSCI® U.S. IM Telecommunications Services 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe - but underperforming the S&P 500. Versus the MSCI index, the fund benefited from being well-positioned in smaller-cap companies that performed strongly when the market rallied between March and June 2009. Most notably, the fund was helped by an out-of-benchmark stake and strong stock selection in the cable and satellite group, especially U.K.-based Virgin Media. An early-period overweighting in wireless telecom services company Sprint Nextel also helped. In addition, the fund got a boost from being significantly underweighted in the integrated telecom services group, specifically in AT&T and Verizon Communications, which grew at a much lower rate than other telecom subsectors. AT&T and Verizon made up almost three-quarters of the MSCI index during the period. In addition, the fund benefited from holding an out-of-index position in Gameloft, a French company and dominant player in mobile gaming. Conversely, performance was hampered by unfavorable positioning in a few stocks. Specifically, it was hurt by holding an underweighted position in CenturyTel, a rural integrated telecom services provider that did well during the market rally and benefited from acquiring Embarq, another rural phone company, in the summer. British wireless telecom giant Vodafone Group also disappointed during the rally when large, liquid stocks fell out of favor as people invested in smaller, more growth-oriented names. Underweighting Level 3 Communications also dragged down performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.24%
Actual		$ 1,000.00	$ 1,078.40	$ 6.39
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.53%
Actual		$ 1,000.00	$ 1,076.60	$ 7.88
HypotheticalA		$ 1,000.00	$ 1,017.21	$ 7.65
Class B	2.00%
Actual		$ 1,000.00	$ 1,074.30	$ 10.29
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,074.20	$ 10.29
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Telecommunications	.96%
Actual		$ 1,000.00	$ 1,079.70	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.03	$ 4.81
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,080.50	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	13.0	23.5
Verizon Communications, Inc.	12.9	17.4
Sprint Nextel Corp.	6.3	4.7
American Tower Corp. Class A	6.3	4.8
Crown Castle International Corp.	5.9	2.5
Qwest Communications International, Inc.	5.2	3.0
SBA Communications Corp. Class A	3.9	1.4
NII Holdings, Inc.	3.7	1.6
tw telecom, inc.	2.9	2.7
CenturyTel, Inc.	2.5	0.3
	62.6
Top Industries (% of fund's net assets)
As of February 28, 2010
Diversified Telecommunication Services	48.5%
Wireless Telecommunication Services	36.5%
Media	9.4%
Software	1.0%
Communications Equipment	0.3%
All Others*	4.3%

As of August 31, 2009
Diversified Telecommunication Services	61.9%
Wireless Telecommunication Services	23.7%
Media	9.3%
Communications Equipment	2.1%
Software	1.2%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Aruba Networks, Inc. (a)	392	$ 4,598
F5 Networks, Inc. (a)	1,600	89,280
Infinera Corp. (a)(c)	75,300	570,774
Juniper Networks, Inc. (a)	2,100	58,758
Nortel Networks Corp. (a)	8,071	0
Polycom, Inc. (a)	1,700	44,387
Sandvine Corp. (a)	3,200	4,927
Sonus Networks, Inc. (a)	56,800	120,984
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	6,006
		899,714
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	3,695
NetApp, Inc. (a)	700	21,007
Synaptics, Inc. (a)	450	12,015
		36,717
DIVERSIFIED TELECOMMUNICATION SERVICES - 48.5%
Alternative Carriers - 5.7%
Cable & Wireless PLC	19,405	40,367
Cogent Communications Group, Inc. (a)	64,802	637,652
Global Crossing Ltd. (a)	280,586	3,998,351
Iliad Group SA (c)	26,973	2,856,740
Level 3 Communications, Inc. (a)(c)	7,976	12,682
PAETEC Holding Corp. (a)	73,600	291,456
tw telecom, inc. (a)	532,857	8,467,098
		16,304,346
Integrated Telecommunication Services - 42.8%
AT&T, Inc.	1,514,019	37,562,805
BT Group PLC	5,351	9,386
Cbeyond, Inc. (a)(c)	165,098	2,047,215
CenturyTel, Inc.	210,190	7,203,211
China Telecom Corp. Ltd. sponsored ADR	50,600	2,226,906
China Unicom (Hong Kong) Ltd. sponsored ADR	317,800	3,867,626
Cincinnati Bell, Inc. (a)	225,000	666,000
Deutsche Telekom AG (Reg.)	92,923	1,196,848
FairPoint Communications, Inc. (a)	34,149	905
Frontier Communications Corp. (c)	366,900	2,858,151
Hellenic Telecommunications Organization SA	163	1,900
PT Telkomunikasi Indonesia Tbk Series B	3,375,400	3,001,167
Qwest Communications International, Inc.	3,263,989	14,883,790
Telecom Italia SpA sponsored ADR	226	3,214
Telefonica SA	400	9,379
Telefonica SA sponsored ADR	85,300	5,986,354
Telenor ASA (a)	4,400	55,615
Telenor ASA sponsored ADR (a)	53,300	2,025,400
Telkom SA Ltd.	4,400	19,116

	Shares	Value
Verizon Communications, Inc.	1,292,624	$ 37,395,612
Vimpel Communications sponsored ADR	109,000	2,021,950
Windstream Corp.	73,415	743,694
		123,786,244
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		140,090,590
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	540	14,510
INTERNET SOFTWARE & SERVICES - 0.2%
Internet Software & Services - 0.2%
Google, Inc. Class A (a)	90	47,412
SAVVIS, Inc.	26,799	377,598
		425,010
MEDIA - 9.4%
Broadcasting - 0.8%
Ten Network Holdings Ltd. (a)	1,539,470	2,392,664
Cable & Satellite - 8.4%
Cablevision Systems Corp. - NY Group Class A	170,900	4,115,272
Comcast Corp. Class A	299,600	4,925,424
DIRECTV (a)	128,909	4,363,570
Dish TV India Ltd. (a)	5,888	4,744
Liberty Global, Inc. Class A (a)(c)	153,200	4,118,016
Net Servicos de Comunicacao SA sponsored ADR (c)	191,500	2,357,365
Virgin Media, Inc.	270,000	4,374,000
		24,258,391
Movies & Entertainment - 0.2%
Madison Square Garden, Inc. Class A (a)	22,925	447,038
TOTAL MEDIA		27,098,093
SOFTWARE - 1.0%
Application Software - 1.0%
Gameloft (a)	648,786	2,791,298
Nuance Communications, Inc. (a)	800	11,512
Synchronoss Technologies, Inc. (a)	5,863	102,075
		2,904,885
Home Entertainment Software - 0.0%
Glu Mobile, Inc. (a)	113,614	104,525
TOTAL SOFTWARE		3,009,410
WIRELESS TELECOMMUNICATION SERVICES - 36.5%
Wireless Telecommunication Services - 36.5%
America Movil SAB de CV Series L sponsored ADR	300	13,371
American Tower Corp. Class A (a)	424,700	18,117,702
Axiata Group Bhd	1,126,600	1,234,948
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
China Mobile (Hong Kong) Ltd. sponsored ADR	42,100	$ 2,081,003
Clearwire Corp.:
rights 6/21/10 (a)(c)	1,029,741	298,625
Class A (a)(c)	1,029,741	6,549,153
Crown Castle International Corp. (a)	449,983	17,009,357
Idea Cellular Ltd. (a)	3,710	4,917
Leap Wireless International, Inc. (a)(c)	364,158	5,196,535
MetroPCS Communications, Inc. (a)	400	2,468
Millicom International Cellular SA	19,400	1,643,956
MTN Group Ltd.	478,225	6,929,541
NII Holdings, Inc. (a)	289,300	10,825,606
NTELOS Holdings Corp.	632	10,795
PT Indosat Tbk	1,600	874
Rogers Communications, Inc. Class B (non-vtg.)	2,200	72,487
SBA Communications Corp. Class A (a)	317,382	11,222,628
Sprint Nextel Corp. (a)	5,503,750	18,327,488
Syniverse Holdings, Inc. (a)	30,468	512,472
Telephone & Data Systems, Inc.	15,045	469,554
TIM Participacoes SA sponsored ADR (non-vtg.)	53,700	1,524,543
Vivo Participacoes SA sponsored ADR	75,225	2,035,589
Vodafone Group PLC sponsored ADR	66,400	1,445,528
		105,529,140
TOTAL COMMON STOCKS (Cost $314,829,544)		277,103,184
Money Market Funds - 11.6%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	11,655,757	$ 11,655,757
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	21,925,413	21,925,413
TOTAL MONEY MARKET FUNDS (Cost $33,581,170)		33,581,170
TOTAL INVESTMENT PORTFOLIO - 107.5% (Cost $348,410,714)	310,684,354
NET OTHER ASSETS - (7.5)%	(21,692,974)
NET ASSETS - 100%	$ 288,991,380
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,187
Fidelity Securities Lending Cash Central Fund	147,071
Total	$ 169,258
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 277,103,184	$ 275,887,571	$ 1,215,613	$ -
Money Market Funds	33,581,170	33,581,170	-	-
Total Investments in Securities:	$ 310,684,354	$ 309,468,741	$ 1,215,613	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(666)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	666
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ (666)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.2%
South Africa	2.4%
Spain	2.1%
Hong Kong	2.0%
Brazil	2.0%
France	2.0%
Bermuda	1.4%
Indonesia	1.0%
Others (individually less than 1%)	4.9%
100.0%
Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $238,175,641 of which $161,866,685, $11,764,473, $52,002,796 and $12,541,687 will expire on February 28, 2011, 2012, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $20,670,597) - See accompanying schedule: Unaffiliated issuers (cost $314,829,544)	$ 277,103,184
Fidelity Central Funds (cost $33,581,170)	33,581,170
Total Investments (cost $348,410,714)		$ 310,684,354
Receivable for fund shares sold		209,095
Dividends receivable		273,897
Distributions receivable from Fidelity Central Funds		11,455
Prepaid expenses		911
Other receivables		83,241
Total assets		311,262,953

Liabilities
Payable for fund shares redeemed	$ 92,136
Accrued management fee	130,795
Distribution fees payable	3,919
Other affiliated payables	84,912
Other payables and accrued expenses	34,398
Collateral on securities loaned, at value	21,925,413
Total liabilities		22,271,573

Net Assets		$ 288,991,380
Net Assets consist of:
Paid in capital		$ 570,869,864
Undistributed net investment income		1,935,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(246,075,965)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(37,738,183)
Net Assets		$ 288,991,380

Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,342,605 ÷ 88,816 shares)	$ 37.64

Maximum offering price per share (100/94.25 of $37.64)	$ 39.94

Class T: Net Asset Value and redemption price per share ($2,051,322 ÷ 54,627 shares)	$ 37.55

Maximum offering price per share (100/96.50 of $37.55)	$ 38.91

Class B: Net Asset Value and offering price per share ($641,094 ÷ 17,050 shares)A	$ 37.60

Class C: Net Asset Value and offering price per share ($2,150,689 ÷ 57,185 shares)A	$ 37.61

Telecommunications: Net Asset Value, offering price and redemption price per share ($279,704,189 ÷ 7,413,796 shares)	$ 37.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,101,481 ÷ 29,225 shares)	$ 37.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 8,611,898
Income from Fidelity Central Funds (including $147,071 from security lending)		169,258
Total income		8,781,156

Expenses
Management fee	$ 1,575,725
Transfer agent fees	937,080
Distribution fees	40,496
Accounting and security lending fees	113,619
Custodian fees and expenses	17,680
Independent trustees' compensation	1,966
Registration fees	76,311
Audit	50,145
Legal	5,426
Interest	157
Miscellaneous	4,318
Total expenses before reductions	2,822,923
Expense reductions	(38,062)	2,784,861
Net investment income (loss)		5,996,295
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,404,701
Foreign currency transactions	7,671
Capital gain distributions from Fidelity Central Funds	1,225
Total net realized gain (loss)		5,413,597
Change in net unrealized appreciation (depreciation) on: Investment securities	79,570,497
Assets and liabilities in foreign currencies	1,940
Total change in net unrealized appreciation (depreciation)		79,572,437
Net gain (loss)		84,986,034
Net increase (decrease) in net assets resulting from operations		$ 90,982,329
Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,996,295	$ 2,191,887
Net realized gain (loss)	5,413,597	(72,731,263)
Change in net unrealized appreciation (depreciation)	79,572,437	(37,714,452)
Net increase (decrease) in net assets resulting from operations	90,982,329	(108,253,828)
Distributions to shareholders from net investment income	(2,355,415)	(2,892,731)
Distributions to shareholders from net realized gain	(402,567)	(1,435,678)
Total distributions	(2,757,982)	(4,328,409)
Share transactions - net increase (decrease)	989,027	(28,183,681)
Redemption fees	12,272	6,604
Total increase (decrease) in net assets	89,225,646	(140,759,314)

Net Assets
Beginning of period	199,765,734	340,525,048
End of period (including undistributed net investment income of $1,935,664 and distributions in excess of net investment income of $1,700,123, respectively)	$ 288,991,380	$ 199,765,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.66	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.67	.22	.26	- K
Net realized and unrealized gain (loss)	10.55	(15.60)	(8.08)	3.15
Total from investment operations	11.22	(15.38)	(7.82)	3.15
Distributions from net investment income	(.19)	(.35) M	(.51)	-
Distributions from net realized gain	(.05)	(.18) M	-	-
Total distributions	(.24) N	(.52) L	(.51)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Total Return B, C, D	42.07%	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.26%	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.24%	1.21%	1.19%	1.22% A
Net investment income (loss)	1.89%	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,343	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.68	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.57	.12	.12	(.02)
Net realized and unrealized gain (loss)	10.54	(15.56)	(8.07)	3.14
Total from investment operations	11.11	(15.44)	(7.95)	3.12
Distributions from net investment income	(.22)	(.24) M	(.42)	-
Distributions from net realized gain	(.03)	(.13) M	-	-
Total distributions	(.24) N	(.37) L	(.42)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Total Return B, C, D	41.64%	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.55%	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.55%	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.53%	1.48%	1.45%	1.53% A
Net investment income (loss)	1.60%	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,051	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.71	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.40	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	10.54	(15.49)	(8.04)	3.11
Total from investment operations	10.94	(15.54)	(8.18)	3.06
Distributions from net investment income	(.04)	(.11) M	(.20)	-
Distributions from net realized gain	(.01)	(.06) M	-	-
Total distributions	(.05) N	(.17) L	(.20)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Total Return B, C, D	40.97%	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	2.01%	1.97%	1.95%	2.05% A
Expenses net of all reductions	2.00%	1.96%	1.94%	2.05% A
Net investment income (loss)	1.13%	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 641	$ 363	$ 741	$ 291
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M The amount shown reflects certain reclassifications due to book to tax differences. N Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.41	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	10.56	(15.50)	(8.03)	3.14
Total from investment operations	10.97	(15.55)	(8.17)	3.07
Distributions from net investment income	(.10)	(.07) M	(.22)	-
Distributions from net realized gain	(.02)	(.05) M	-	-
Total distributions	(.12) N	(.11) L	(.22)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Total Return B, C, D	41.00%	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	2.01%	1.97%	1.95%	2.07% A
Expenses net of all reductions	2.00%	1.96%	1.94%	2.06% A
Net investment income (loss)	1.13%	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,151	$ 371	$ 902	$ 332
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.74	$ 42.70	$ 50.91	$ 41.97	$ 34.83
Income from Investment Operations
Net investment income (loss) C	.76	.30	.43	.61 F	.36
Net realized and unrealized gain (loss)	10.59	(15.65)	(8.12)	8.85	7.11
Total from investment operations	11.35	(15.35)	(7.69)	9.46	7.47
Distributions from net investment income	(.31)	(.41) K	(.52)	(.53)	(.33)
Distributions from net realized gain	(.05)	(.20) K	-	-	-
Total distributions	(.36) L	(.61) J	(.52)	(.53)	(.33)
Redemption fees added to paid in capital C	- I	- I	- I	.01	- I
Net asset value, end of period	$ 37.73	$ 26.74	$ 42.70	$ 50.91	$ 41.97
Total Return A, B	42.43%	(36.00)%	(15.30)%	22.69%	21.54%
Ratios to Average Net Assets D, G
Expenses before reductions	.99%	.97%	.91%	.99%	1.05%
Expenses net of fee waivers, if any	.99%	.97%	.90%	.97%	1.05%
Expenses net of all reductions	.98%	.96%	.90%	.97%	.96%
Net investment income (loss)	2.15%	.85%	.79%	1.34% F	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,704	$ 196,231	$ 334,565	$ 624,427	$ 402,334
Portfolio turnover rate E	90%	168%	134%	162%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. K The amount shown reflects certain reclassifications related to book to tax differences. L Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.73	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.84	.34	.45	.16
Net realized and unrealized gain (loss)	10.55	(15.67)	(8.09)	3.01
Total from investment operations	11.39	(15.33)	(7.64)	3.17
Distributions from net investment income	(.38)	(.40) L	(.62)	-
Distributions from net realized gain	(.05)	(.20) L	-	-
Total distributions	(.43) M	(.59) K	(.62)	-
Redemption fees added to paid in capital D, J	-	-	-	-
Net asset value, end of period	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Total Return B, C	42.59%	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.86%	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.86%	.91%	.83%	.98% A
Expenses net of all reductions	.84%	.90%	.83%	.97% A
Net investment income (loss)	2.29%	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,101	$ 68	$ 256	$ 114
Portfolio turnover rate F	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L The amount shown reflects certain reclassifications related to book to tax differences. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 per share and distributions from net realized gain of $.051 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties, and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,492,418
Gross unrealized depreciation	(66,549,245)
Net unrealized appreciation (depreciation)	$ (44,056,827)

Tax Cost	$ 354,741,181

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,935,859
Capital loss carryforward	$ (238,175,641)
Net unrealized appreciation (depreciation)	$ (44,068,650)

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 2,757,982	$ 4,328,409

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $245,737,983 and $242,388,135, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,842	$ 348
Class T	.25%	.25%	7,956	10
Class B	.75%	.25%	6,292	4,720
Class C	.75%	.25%	17,406	6,228
			$ 40,496	$ 11,306

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,518
Class T	1,778
Class B*	3,551
Class C*	587
$ 13,434

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,356.35
Class T	6,117.39
Class B	2,209.35
Class C	6,068.35
Telecommunications	908,946.33
Institutional Class	1,384.20
	$ 937,080

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $546 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,365,000.44%		$ 157

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $996 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,001 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $61.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 15,094	$ 25,664
Class T	11,817	8,592
Class B	821	2,117
Class C	5,697	1,365
Telecommunications	2,311,098	4,183,665
Institutional Class	10,888	1,823
Total	$ 2,355,415	$ 4,223,226
From net realized gain
Class A	$ 4,245	$ 735
Class T	827	357
Class B	139	203
Class C	504	204
Telecommunications	396,621	103,644
Institutional Class	231	40
Total	$ 402,567	$ 105,183

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	88,778	74,621	$ 3,085,616	$ 2,094,308
Reinvestment of distributions	476	895	17,722	24,776
Shares redeemed	(79,650)	(61,881)	(2,900,645)	(2,346,705)
Net increase (decrease)	9,604	13,635	$ 202,693	$ (227,621)
Class T
Shares sold	45,905	9,634	$ 1,589,430	$ 334,058
Reinvestment of distributions	314	320	12,167	8,637
Shares redeemed	(14,845)	(16,594)	(532,433)	(641,649)
Net increase (decrease)	31,374	(6,640)	$ 1,069,164	$ (298,954)
Class B
Shares sold	15,431	4,801	$ 522,557	$ 166,647
Reinvestment of distributions	22	82	836	2,207
Shares redeemed	(11,987)	(8,780)	(408,765)	(330,007)
Net increase (decrease)	3,466	(3,897)	$ 114,628	$ (161,153)
Class C
Shares sold	62,598	5,551	$ 2,159,620	$ 174,242
Reinvestment of distributions	129	51	5,000	1,354
Shares redeemed	(19,418)	(12,987)	(702,765)	(456,301)
Net increase (decrease)	43,309	(7,385)	$ 1,461,855	$ (280,705)
Telecommunications
Shares sold	3,331,732	1,724,964	$ 111,276,252	$ 54,824,085
Reinvestment of distributions	68,653	146,701	2,606,513	4,105,779
Shares redeemed	(3,325,834)	(2,367,928)	(116,676,048)	(86,013,313)
Net increase (decrease)	74,551	(496,263)	$ (2,793,283)	$ (27,083,449)
Institutional Class
Shares sold	35,372	477	$ 1,243,451	$ 15,601
Reinvestment of distributions	37	51	1,435	1,477
Shares redeemed	(8,744)	(3,964)	(310,916)	(148,877)
Net increase (decrease)	26,665	(3,436)	$ 933,970	$ (131,799)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio(funds of Fidelity Select Portfolios) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/12/10	04/09/10	$0.055	$0.00
Class T	04/12/10	04/09/10	$0.027	$0.00
Class B	04/12/10	04/09/10	$0.00	$0.00
Class C	04/12/10	04/09/10	$0.00	$0.00
Gold Portfolio
Class A	04/12/10	04/09/10	$0.00	$0.383
Class T	04/12/10	04/09/10	$0.00	$0.361
Class B	04/12/10	04/09/10	$0.00	$0.333
Class C	04/12/10	04/09/10	$0.00	$0.337
Materials Portfolio
Class A	04/12/10	04/09/10	$0.00	$0.01
Class T	04/12/10	04/09/10	$0.00	$0.00
Class B	04/12/10	04/09/10	$0.00	$0.00
Class C	04/12/10	04/09/10	$0.00	$0.00
Telecommunications Portfolio
Class A	04/12/10	04/09/10	$0.224	$0.00
Class T	04/12/10	04/09/10	$0.199	$0.00
Class B	04/12/10	04/09/10	$0.163	$0.00
Class C	04/12/10	04/09/10	$0.166	$0.00

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Consumer Staples Portfolio
Class A	100%	100%
Class T	-	100%
Class B	-	100%
Class C	-	100%
Gold Portfolio
Class A	-	-
Class T	-	-
Class B	-	-
Class C	-	-
Materials Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2009	December 2009
Consumer Staples Portfolio
Class A	100%	100%
Class T	-	100%
Class B	-	100%
Class C	-	100%
Gold Portfolio
Class A	-	16%
Class T	-	18%
Class B	-	21%
Class C	-	21%
Materials Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Gold Portfolio	Pay Date	Income	Taxes
Class A	12/14/2009	.082	.0062
Class T	12/14/2009	.072	.0062
Class B	12/14/2009	.059	.0062
Class C	12/14/2009	.061	.0062

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

ASGMT-UANN-0410
1.845779.103

Fidelity Advisor
Focus Funds®

Institutional Class

Fidelity Advisor Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders
Note to Shareholders	<Click Here>
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 slowed in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

In December 2009 and January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Advisor Focus Funds. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and will provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Fidelity Advisor Consumer Staples Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	41.03%	7.65%	10.49%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Institutional Class on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor Consumer Staples Portfolio: During the past year, the fund's Institutional Class shares returned 41.03%, trailing the S&P 500 but outperforming the 37.17% gain of the MSCI® U.S. IM Consumer Staples 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Leading the way in terms of performance relative to the MSCI index was strong stock picking and a modest underweighting in the soft drink industry, including stakes in bottlers Coca-Cola Enterprises and Mexico's Coca-Cola FEMSA, as well as Canada's private-label manufacturer Cott. Stock choices within packaged food/meats were significant contributors, particularly out-of-index holdings in Anglo-Dutch firm Unilever and Switzerland's Nestlé. Good stock selection in brewers also helped, including an out-of-index stake in Belgian brewer Anheuser-Busch InBev, which posted solid gains in response to the successful merger between two major brewers. Underweighting major index component Wal-Mart Stores also was a positive, when the stock lagged for much of the period. On the negative side, underweighting the strong-performing tobacco group - and index constituents within, including Philip Morris International - detracted, as did an overweighting and weak stock selection within food retailing, including an outsized stake in major grocery chain Kroger. Weak stock selection in the distillers and vintners industry also hurt, including a position in Constellation Brands. In other areas, not owning global cosmetic manufacturer and index component Estee Lauder was a negative when the stock performed very well near the end of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to February 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.11%
Actual		$ 1,000.00	$ 1,086.90	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class T	1.41%
Actual		$ 1,000.00	$ 1,085.40	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class B	1.95%
Actual		$ 1,000.00	$ 1,082.50	$ 10.07
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 9.74
Class C	1.87%
Actual		$ 1,000.00	$ 1,082.70	$ 9.66
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Consumer Staples	.88%
Actual		$ 1,000.00	$ 1,088.20	$ 4.56
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,088.30	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	14.6	11.5
CVS Caremark Corp.	6.4	8.0
The Coca-Cola Co.	5.8	6.6
British American Tobacco PLC sponsored ADR	5.0	4.9
Wal-Mart Stores, Inc.	4.6	5.0
Walgreen Co.	4.3	2.7
PepsiCo, Inc.	4.3	6.9
Altria Group, Inc.	3.9	3.5
Avon Products, Inc.	3.6	2.7
Safeway, Inc.	3.3	2.5
	55.8
Top Industries (% of fund's net assets)
As of February 28, 2010
Beverages	24.8%
Food & Staples Retailing	22.0%
Household Products	17.9%
Food Products	13.1%
Tobacco	11.5%
All Others*	10.7%

As of August 31, 2009
Beverages	29.5%
Food & Staples Retailing	21.4%
Food Products	14.7%
Household Products	14.6%
Tobacco	11.9%
All Others*	7.9%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
BEVERAGES - 24.8%
Brewers - 6.0%
Anadolu Efes Biracilik ve Malt Sanyii AS	277,611	$ 2,799,982
Anheuser-Busch InBev SA NV	566,622	28,358,717
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	65,200	6,321,140
Molson Coors Brewing Co. Class B	953,715	38,511,012
		75,990,851
Distillers & Vintners - 4.1%
Brown-Forman Corp. Class B (non-vtg.)	128,521	6,729,360
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,066,373	31,078,250
Diageo PLC sponsored ADR	217,663	14,209,041
		52,016,651
Soft Drinks - 14.7%
Coca-Cola Bottling Co. Consolidated	37,504	2,087,098
Coca-Cola Enterprises, Inc.	781,200	19,959,660
Coca-Cola FEMSA SAB de CV sponsored ADR	101,029	6,487,072
Coca-Cola Icecek AS	373,332	3,475,775
Cott Corp. (a)	21,000	151,076
Dr Pepper Snapple Group, Inc.	546,131	17,339,659
Embotelladora Andina SA sponsored ADR (c)	323,541	6,347,874
Fomento Economico Mexicano SAB de CV sponsored ADR	72,490	3,102,572
PepsiCo, Inc.	873,327	54,556,738
The Coca-Cola Co.	1,395,715	73,582,095
		187,089,619
TOTAL BEVERAGES		315,097,121
FOOD & STAPLES RETAILING - 22.0%
Drug Retail - 10.7%
CVS Caremark Corp.	2,404,926	81,166,253
Walgreen Co.	1,557,718	54,893,982
		136,060,235
Food Retail - 5.0%
Kroger Co.	878,068	19,405,303
Safeway, Inc.	1,681,396	41,900,388
Susser Holdings Corp. (a)	70,300	589,114
The Pantry, Inc. (a)	162,909	2,134,108
		64,028,913
Hypermarkets & Super Centers - 6.3%
BJ's Wholesale Club, Inc. (a)	586,299	21,206,435
Wal-Mart Stores, Inc.	1,076,480	58,205,274
		79,411,709
TOTAL FOOD & STAPLES RETAILING		279,500,857

	Shares	Value
FOOD PRODUCTS - 13.1%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	609,253	$ 17,887,668
Bunge Ltd.	198,072	11,803,110
Corn Products International, Inc.	187,577	6,111,259
SLC Agricola SA	364,400	3,123,457
Viterra, Inc. (a)	331,300	3,060,334
		41,985,828
Packaged Foods & Meats - 9.8%
Ausnutria Dairy Hunan Co. Ltd. Class H	4,155,000	2,960,134
Brasil Foods SA	1,000	24,447
Cermaq ASA (a)	304,000	3,394,981
Cosan Ltd. Class A (a)	91,200	827,184
Danone	101,220	5,918,984
Dean Foods Co. (a)	1,918,268	27,987,530
General Mills, Inc.	116,923	8,419,625
Kraft Foods, Inc. Class A	310,062	8,815,063
Lindt & Spruengli AG (c)	109	2,535,792
Nestle SA (Reg.)	655,642	32,617,335
Tyson Foods, Inc. Class A	321,761	5,482,807
Unilever NV (NY Shares)	837,612	25,203,745
		124,187,627
TOTAL FOOD PRODUCTS		166,173,455
HOUSEHOLD PRODUCTS - 17.9%
Household Products - 17.9%
Colgate-Palmolive Co.	230,514	19,118,831
Energizer Holdings, Inc. (a)	390,266	22,615,915
Procter & Gamble Co.	2,928,338	185,305,226
		227,039,972
PERSONAL PRODUCTS - 4.1%
Personal Products - 4.1%
Avon Products, Inc.	1,496,306	45,547,555
Mead Johnson Nutrition Co. Class A	86,926	4,111,600
Natura Cosmeticos SA	164,500	3,033,030
		52,692,185
PHARMACEUTICALS - 3.0%
Pharmaceuticals - 3.0%
Johnson & Johnson	595,924	37,543,212
Perrigo Co.	1,000	49,570
		37,592,782
TOBACCO - 11.5%
Tobacco - 11.5%
Altria Group, Inc.	2,442,510	49,143,301
British American Tobacco PLC sponsored ADR	934,941	63,482,494
KT&G Corp.	56,270	3,114,254
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Philip Morris International, Inc.	540,657	$ 26,481,380
Souza Cruz Industria Comerico	92,300	3,156,429
		145,377,858
TOTAL COMMON STOCKS (Cost $1,133,829,769)		1,223,474,230
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.16% (d)	42,479,890	42,479,890
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	830,658	830,658
TOTAL MONEY MARKET FUNDS (Cost $43,310,548)		43,310,548
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $1,177,140,317)		1,266,784,778
NET OTHER ASSETS - 0.2%		2,782,497
NET ASSETS - 100%		$ 1,269,567,275
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 73,704
Fidelity Securities Lending Cash Central Fund	140,195
Total	$ 213,899
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.4%
United Kingdom	6.1%
Switzerland	2.8%
Belgium	2.3%
Netherlands	2.0%
Brazil	1.3%
Bermuda	1.0%
Others (individually less than 1%)	3.1%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $2,242,566 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010
Assets
Investment in securities, at value (including securities loaned of $803,687) - See accompanying schedule: Unaffiliated issuers (cost $1,133,829,769)	$ 1,223,474,230
Fidelity Central Funds (cost $43,310,548)	43,310,548
Total Investments (cost $1,177,140,317)		$ 1,266,784,778
Foreign currency held at value (cost $108)		108
Receivable for investments sold		12,862,525
Receivable for fund shares sold		1,923,204
Dividends receivable		1,615,280
Distributions receivable from Fidelity Central Funds		10,510
Prepaid expenses		3,545
Other receivables		3,944
Total assets		1,283,203,894

Liabilities
Payable for investments purchased	$ 10,325,644
Payable for fund shares redeemed	1,419,802
Accrued management fee	577,290
Distribution fees payable	124,205
Other affiliated payables	294,964
Other payables and accrued expenses	64,056
Collateral on securities loaned, at value	830,658
Total liabilities		13,636,619

Net Assets		$ 1,269,567,275
Net Assets consist of:
Paid in capital		$ 1,194,469,877
Undistributed net investment income		1,438,918
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,985,104)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,643,584
Net Assets		$ 1,269,567,275

Statement of Assets and Liabilities - continued

February 28, 2010
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($162,370,196 ÷ 2,659,064 shares)	$ 61.06

Maximum offering price per share (100/94.25 of $61.06)	$ 64.79

Class T: Net Asset Value and redemption price per share ($29,661,556 ÷ 488,111 shares)	$ 60.77

Maximum offering price per share (100/96.50 of $60.77)	$ 62.97

Class B: Net Asset Value and offering price per share ($21,098,770 ÷ 349,507 shares) A	$ 60.37

Class C: Net Asset Value and offering price per share ($73,829,241 ÷ 1,224,471 shares) A	$ 60.29

Consumer Staples: Net Asset Value, offering price and redemption price per share ($946,455,301 ÷ 15,429,571 shares)	$ 61.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,152,211 ÷ 590,119 shares)	$ 61.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 28,762,013
Interest		5
Income from Fidelity Central Funds		213,899
Total income		28,975,917

Expenses
Management fee	$ 6,157,861
Transfer agent fees	3,057,955
Distribution fees	1,411,256
Accounting and security lending fees	411,499
Custodian fees and expenses	127,130
Independent trustees' compensation	7,233
Registration fees	135,457
Audit	42,554
Legal	5,574
Miscellaneous	16,951
Total expenses before reductions	11,373,470
Expense reductions	(27,975)	11,345,495
Net investment income (loss)		17,630,422
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,385,671
Foreign currency transactions	(33,750)
Total net realized gain (loss)		34,351,921
Change in net unrealized appreciation (depreciation) on: Investment securities	298,588,712
Assets and liabilities in foreign currencies	1,251
Total change in net unrealized appreciation (depreciation)		298,589,963
Net gain (loss)		332,941,884
Net increase (decrease) in net assets resulting from operations		$ 350,572,306

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,630,422	$ 12,665,686
Net realized gain (loss)	34,351,921	(44,836,625)
Change in net unrealized appreciation (depreciation)	298,589,963	(269,141,455)
Net increase (decrease) in net assets resulting from operations	350,572,306	(301,312,394)
Distributions to shareholders from net investment income	(15,962,478)	(11,887,776)
Distributions to shareholders from net realized gain	-	(334,486)
Total distributions	(15,962,478)	(12,222,262)
Share transactions - net increase (decrease)	33,089,434	494,877,505
Redemption fees	34,831	113,075
Total increase (decrease) in net assets	367,734,093	181,455,924

Net Assets
Beginning of period	901,833,182	720,377,258
End of period (including undistributed net investment income of $1,438,918 and undistributed net investment income of $512,356, respectively)	$ 1,269,567,275	$ 901,833,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.94	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.84	.67	.53	(.01)
Net realized and unrealized gain (loss)	17.02	(19.19)	7.29	1.28
Total from investment operations	17.86	(18.52)	7.82	1.27
Distributions from net investment income	(.74)	(.66)	(.42)	-
Distributions from net realized gain	-	(.02)	(2.44)	-
Total distributions	(.74)	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Total Return B, C, D	40.66%	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.13%	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.13%	1.18%	1.19%	1.28% A
Net investment income (loss)	1.51%	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 162,370	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.75	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.66	.53	.36	(.01)
Net realized and unrealized gain (loss)	16.95	(19.12)	7.29	1.18
Total from investment operations	17.61	(18.59)	7.65	1.17
Distributions from net investment income	(.59)	(.60)	(.35)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.59)	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Total Return B, C, D	40.24%	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.44%	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.44%	1.46%	1.46%	1.60% A
Net investment income (loss)	1.21%	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,662	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.53	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.37	.26	.04	(.07)
Net realized and unrealized gain (loss)	16.82	(19.01)	7.27	1.18
Total from investment operations	17.19	(18.75)	7.31	1.11
Distributions from net investment income	(.35)	(.42)	(.19)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.35)	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Total Return B, C, D	39.48%	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.97%	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.97%	1.96%	1.96%	2.09% A
Net investment income (loss)	.68%	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,099	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.46	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.41	.28	.06	(.08)
Net realized and unrealized gain (loss)	16.80	(19.00)	7.28	1.18
Total from investment operations	17.21	(18.72)	7.34	1.10
Distributions from net investment income	(.38)	(.44)	(.29)	-
Distributions from net realized gain	-	-	(2.44)	-
Total distributions	(.38)	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	- K	.01	.01	- K
Net asset value, end of period	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Total Return B, C, D	39.59%	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.90%	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.90%	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.89%	1.93%	1.92%	2.14% A
Net investment income (loss)	.75%	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 73,829	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2010	2009	2008 G	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.14	$ 63.25	$ 58.13	$ 52.18	$ 51.42
Income from Investment Operations
Net investment income (loss) C	.96	.88	.71	.56	.50
Net realized and unrealized gain (loss)	17.11	(19.31)	7.30	8.88	3.25
Total from investment operations	18.07	(18.43)	8.01	9.44	3.75
Distributions from net investment income	(.87)	(.67)	(.46)	(.32)	(.44)
Distributions from net realized gain	-	(.03)	(2.44)	(3.18)	(2.56)
Total distributions	(.87)	(.69) I	(2.90)	(3.50)	(3.00)
Redemption fees added to paid in capital C	- H	.01	.01	.01	.01
Net asset value, end of period	$ 61.34	$ 44.14	$ 63.25	$ 58.13	$ 52.18
Total Return A, B	40.96%	(29.23)%	13.72%	18.43%	7.50%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.91%	.91%	1.01%	1.04%
Expenses net of fee waivers, if any	.92%	.91%	.90%	.99%	1.04%
Expenses net of all reductions	.91%	.90%	.90%	.98%	1.03%
Net investment income (loss)	1.73%	1.55%	1.12%	.99%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 946,455	$ 657,263	$ 655,224	$ 374,930	$ 125,007
Portfolio turnover rate E	69%	70%	71%	99%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 44.07	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.98	.82	.74	.07
Net realized and unrealized gain (loss)	17.09	(19.23)	7.30	1.16
Total from investment operations	18.07	(18.41)	8.04	1.23
Distributions from net investment income	(.88)	(.73)	(.51)	-
Distributions from net realized gain	-	(.03)	(2.44)	-
Total distributions	(.88)	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	- J	.01	.01	- J
Net asset value, end of period	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Total Return B, C	41.03%	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.86%	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.86%	.91%	.85%	1.00% A
Expenses net of all reductions	.86%	.91%	.84%	1.00% A
Net investment income (loss)	1.78%	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,152	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 117,013,594
Gross unrealized depreciation	(40,330,590)
Net unrealized appreciation (depreciation)	$ 76,683,004

Tax Cost	$ 1,190,101,774

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,439,085
Capital loss carryforward	$ (2,242,566)
Net unrealized appreciation (depreciation)	$ 76,682,972

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 15,962,478	$ 12,222,262

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $749,813,665 and $739,748,758, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 396,506	$ 13,397
Class T	.25%	.25%	133,350	561
Class B	.75%	.25%	193,963	145,659
Class C	.75%	.25%	687,437	308,759
			$ 1,411,256	$ 468,376

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109,547
Class T	12,607
Class B*	51,810
Class C*	24,728
$ 198,692

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 402,842.25
Class T	82,383.31
Class B	65,652.34
Class C	180,801.26
Consumer Staples	2,245,942.28
Institutional Class	80,335.23
	$ 3,057,955

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,379 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,814 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $140,195.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,863 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $112.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 2,068,687	$ 1,409,006
Class T	279,551	273,000
Class B	121,683	118,536
Class C	461,837	437,729
Consumer Staples	12,515,444	9,279,861
Institutional Class	515,276	369,644
Total	$ 15,962,478	$ 11,887,776
From net realized gain
Class A	$ -	$ 11,953
Consumer Staples	-	317,666
Institutional Class	-	4,867
Total	$ -	$ 334,486

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	1,132,943	2,896,213	$ 59,482,737	$ 154,503,507
Reinvestment of distributions	31,495	27,496	1,903,559	1,327,859
Shares redeemed	(1,263,286)	(542,745)	(70,043,896)	(28,294,587)
Net increase (decrease)	(98,848)	2,380,964	$ (8,657,600)	$ 127,536,779
Class T
Shares sold	173,895	520,546	$ 9,112,154	$ 27,382,626
Reinvestment of distributions	4,329	5,430	262,823	260,678
Shares redeemed	(207,203)	(108,963)	(10,599,980)	(5,646,618)
Net increase (decrease)	(28,979)	417,013	$ (1,225,003)	$ 21,996,686
Class B
Shares sold	104,786	323,554	$ 5,439,880	$ 17,593,411
Reinvestment of distributions	1,610	1,967	97,230	94,022
Shares redeemed	(99,879)	(60,442)	(5,370,134)	(3,153,125)
Net increase (decrease)	6,517	265,079	$ 166,976	$ 14,534,308
Class C
Shares sold	378,183	1,133,018	$ 19,816,576	$ 59,347,217
Reinvestment of distributions	5,180	6,095	312,378	290,992
Shares redeemed	(422,141)	(191,974)	(22,614,834)	(10,093,420)
Net increase (decrease)	(38,778)	947,139	$ (2,485,880)	$ 49,544,789
Consumer Staples
Shares sold	6,969,074	13,482,265	$ 390,940,582	$ 765,828,751
Reinvestment of distributions	198,030	185,893	11,983,104	9,096,289
Shares redeemed	(6,628,713)	(9,136,327)	(351,735,799)	(521,761,725)
Net increase (decrease)	538,391	4,531,831	$ 51,187,887	$ 253,163,315
Institutional Class
Shares sold	333,805	760,504	$ 17,656,120	$ 40,084,673
Reinvestment of distributions	4,184	4,038	251,491	196,481
Shares redeemed	(449,527)	(227,140)	(23,804,557)	(12,179,526)
Net increase (decrease)	(111,538)	537,402	$ (5,896,946)	$ 28,101,628

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	35.50%	17.69%	17.64%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Select Gold Portfolio: During the past year, the fund's Institutional Class shares returned 35.50%, trailing the S&P 500 but beating the 32.34% mark of the S&P® Global BMI Gold Capped Index, which was adopted in December 2009 as a better representation of the fund's investment universe. Versus its industry index, the fund was aided most by its diversification outside the gold market, especially its out-of-index investments in non-gold precious metals, coal and steel producers. These securities and their underlying commodities outperformed gold bullion and gold equities for a majority of the period. In absolute terms, our foreign holdings were bolstered by weakness in the U.S. dollar versus most major currencies, especially the Canadian dollar. At the stock level, out-of-index positions in Impala Platinum and Aquarius Platinum - both with operations in South Africa - provided strong performance, as that metal's two primary end-markets, jewelry and automobile catalytic converters, rebounded on improving demand and tightening supply. Other contributors were coal producer Massey Energy and diversified metals/mining holding Buenaventura, the latter based in Peru. Randgold Resources - a U.K.-based company with most of its assets in West Africa - and Aquiline Resources, a miner with projects in South America that was acquired on very favorable terms, also aided performance. Impala, Aquarius and Massey were reduced or sold by period end. Underweighting three large index constituents also benefited performance, as Newmont Mining and Canadian holdings Goldcorp and Barrick Gold all underperformed our industry benchmark. In the case of Goldcorp, I felt the company's potential improved significantly, leading me to make that stock the fund's largest position by period end. Conversely, underweighted exposure to outperforming emerging market and exploration gold names, such as SEMAFO and Centerra Gold, with operations in West Africa and Asia, respectively, and Russia-based Polyus Gold, detracted from our results. Another area of relative underperformance came from the fund's out-of-index exposure to gold bullion. While our bullion holdings delivered a return of approximately 18%, that result lagged the return of gold equities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.16%
Actual		$ 1,000.00	$ 1,113.50	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.47%
Actual		$ 1,000.00	$ 1,111.70	$ 7.70
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.96%
Actual		$ 1,000.00	$ 1,109.00	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.91%
Actual		$ 1,000.00	$ 1,109.30	$ 9.99
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Gold	.93%
Actual		$ 1,000.00	$ 1,114.60	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,115.00	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	9.8	9.9
Newmont Mining Corp.	7.8	4.7
AngloGold Ashanti Ltd. sponsored ADR	7.2	7.1
Newcrest Mining Ltd.	6.8	7.1
Agnico-Eagle Mines Ltd. (Canada)	6.1	6.7
Randgold Resources Ltd. sponsored ADR	5.2	4.5
Barrick Gold Corp.	4.9	10.0
Kinross Gold Corp.	4.9	4.8
Eldorado Gold Corp.	3.5	2.4
Yamana Gold, Inc.	3.5	4.2
	59.7
Top Industries (% of fund's net assets)
As of February 28, 2010
Gold	92.6%
Precious Metals & Minerals	4.5%
Coal & Consumable Fuels	0.4%
Diversified Metals & Mining	0.1%
Oil & Gas Exploration & Production	0.0%
All Others*	2.4%

As of August 31, 2009
Gold	92.2%
Precious Metals & Minerals	3.3%
Diversified Metals & Mining	2.4%
Coal & Consumable Fuels	0.5%
Steel	0.3%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value
Australia - 8.3%
METALS & MINING - 8.3%
Gold - 8.3%
Andean Resources Ltd. (a)	4,807,514	$ 11,067,888
Avoca Resources Ltd. (a)	2,035,474	3,263,846
Centamin Egypt Ltd. (a)	4,197,000	7,440,982
Dominion Mining Ltd.	595,594	1,392,521
Kingsgate Consolidated NL	1,260,123	9,944,888
Mineral Deposits Ltd. (a)	3,151,255	2,681,750
Newcrest Mining Ltd.	7,350,648	206,364,826
Perseus Mining Ltd. (c)	1,939,308	3,040,156
Resolute Mining Ltd. (a)	2,052,147	1,709,631
St Barbara Ltd. (a)	14,110,000	2,780,742
Troy Resources NL (a)(d)	2,300,000	4,043,716
		253,730,946
Bailiwick of Jersey - 5.2%
METALS & MINING - 5.2%
Gold - 5.2%
Randgold Resources Ltd. sponsored ADR (c)	2,203,667	158,686,061
Bermuda - 0.4%
METALS & MINING - 0.4%
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom)	1,981,752	10,974,225
Canada - 49.1%
METALS & MINING - 49.0%
Diversified Metals & Mining - 0.1%
Anatolia Minerals Development Ltd. (a)	70,000	239,487
Clifton Star Resources, Inc. (a)	5,000	37,254
Kimber Resources, Inc. (a)	16,100	16,219
Kimber Resources, Inc. (a)(d)	3,888,000	3,916,636
Kimber Resources, Inc. warrants 3/11/10 (a)(d)	1,944,000	29,962
		4,239,558
Gold - 45.6%
Agnico-Eagle Mines Ltd. (Canada)	3,232,900	186,677,124
Alamos Gold, Inc. (a)	2,143,800	26,016,941
Aurizon Mines Ltd. (a)	2,234,600	8,982,996
B2Gold Corp. (a)(c)	880,000	1,145,735
Barrick Gold Corp.	3,924,519	147,880,426
Centerra Gold, Inc. (a)	280,000	3,408,696
Colossus Minerals, Inc. (a)	370,000	1,860,109
Crocodile Gold Corp. (a)	10,000	19,482
Detour Gold Corp. (a)(d)	615,000	9,953,386
Eldorado Gold Corp. (a)	8,475,213	107,042,605
European Goldfields Ltd. (a)	1,229,600	6,800,924
Exeter Resource Corp. (a)	233,000	1,882,157
Franco-Nevada Corp.	1,529,300	39,793,047
Gammon Gold, Inc. (a)	1,207,500	11,831,148
Gleichen Resources Ltd. (a)	230,000	209,836

	Shares	Value
Goldcorp, Inc.	7,880,300	$ 298,211,970
Golden Star Resources Ltd. (a)	3,375,769	10,522,711
Great Basin Gold Ltd. (a)(c)	5,107,900	8,349,335
Great Basin Gold Ltd. warrants 10/15/10 (a)	850,000	246,377
Greystar Resources Ltd. (a)	75,000	360,656
Guyana Goldfields, Inc. (a)	878,000	5,440,304
Guyana Goldfields, Inc. (a)(d)	155,000	960,418
IAMGOLD Corp.	5,009,000	73,689,066
International Tower Hill Mines Ltd. (a)	236,700	1,561,129
Jaguar Mining, Inc. (a)	1,105,500	10,443,022
Kinross Gold Corp.	8,150,100	147,704,830
Lake Shore Gold Corp. (a)	500,000	1,458,779
Minefinders Corp. Ltd. (a)	1,060,000	10,476,598
New Gold, Inc. (a)	4,826,900	21,330,563
New Gold, Inc. warrants 4/3/12 (a)(d)	2,928,500	97,408
Northgate Minerals Corp. (a)	2,874,900	7,868,579
Novagold Resources, Inc. (a)	50,000	288,430
Osisko Mining Corp. (a)	682,000	5,800,808
Osisko Mining Corp. (a)(d)	3,000,000	25,516,750
Premier Gold Mines Ltd. (a)	460,200	1,640,057
Rainy River Resources Ltd. (a)	40,000	188,168
Red Back Mining, Inc. (a)	2,753,100	53,060,459
Red Back Mining, Inc. (a)(d)	270,000	5,203,706
Romarco Minerals, Inc. (a)	125,000	198,384
Rubicon Minerals Corp. (a)	914,500	3,936,978
San Gold Corp. (a)	1,581,400	5,470,464
Seabridge Gold, Inc. (a)	631,105	15,367,408
SEMAFO, Inc. (a)	786,100	3,608,328
Ventana Gold Corp. (a)	943,300	7,413,724
Yamana Gold, Inc.	10,050,900	106,120,693
		1,386,040,714
Precious Metals & Minerals - 3.3%
Etruscan Resources, Inc. (a)	1,216,800	474,115
Etruscan Resources, Inc. (a)(d)	1,549,400	603,710
Etruscan Resources, Inc. warrants 11/2/10 (a)(d)	774,700	7,362
Pan American Silver Corp.	1,029,987	22,144,725
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	1,312,639
Silver Standard Resources, Inc. (a)	976,800	16,615,375
Silver Wheaton Corp. (a)	3,970,000	60,592,255
		101,750,181
TOTAL METALS & MINING		1,492,030,453
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Fronteer Development Group, Inc. (a)	500,000	2,228,558
Common Stocks - continued
	Shares	Value
Canada - continued
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - 0.0%
Comaplex Minerals Corp. (a)	7,000	$ 52,488
TOTAL OIL, GAS & CONSUMABLE FUELS		2,281,046
TOTAL CANADA		1,494,311,499
China - 1.3%
METALS & MINING - 1.3%
Gold - 1.3%
Zhaojin Mining Industry Co. Ltd. (H Shares) (c)	7,800,500	15,616,677
Zijin Mining Group Co. Ltd. (H Shares)	28,818,000	24,651,712
		40,268,389
Papua New Guinea - 3.4%
METALS & MINING - 3.4%
Gold - 3.4%
Lihir Gold Ltd.	43,495,881	103,253,567
Peru - 0.8%
METALS & MINING - 0.8%
Precious Metals & Minerals - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	750,000	25,207,500
Russia - 0.9%
METALS & MINING - 0.9%
Gold - 0.9%
Polyus Gold OJSC sponsored ADR	941,566	25,281,047
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) (a)	63,300	605,781
TOTAL METALS & MINING		25,886,828
South Africa - 11.7%
METALS & MINING - 11.7%
Gold - 11.7%
AngloGold Ashanti Ltd. sponsored ADR (c)	6,012,452	218,733,004
Gold Fields Ltd. sponsored ADR	7,553,659	86,791,542
Harmony Gold Mining Co. Ltd.	1,549,000	13,978,909
Harmony Gold Mining Co. Ltd. sponsored ADR (c)	4,126,800	37,677,684
		357,181,139
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Petropavlovsk PLC	640,000	9,214,044

	Shares	Value
United States of America - 9.4%
METALS & MINING - 9.1%
Gold - 9.1%
Allied Nevada Gold Corp. (a)(c)	592,800	$ 8,156,928
Newmont Mining Corp.	4,801,450	236,615,456
Royal Gold, Inc. (c)	649,413	29,184,620
US Gold Corp. (a)	1,165,900	3,136,271
		277,093,275
Precious Metals & Minerals - 0.0%
Hecla Mining Co. (a)(c)	150,000	780,000
TOTAL METALS & MINING		277,873,275
OIL, GAS & CONSUMABLE FUELS - 0.3%
Coal & Consumable Fuels - 0.3%
Arch Coal, Inc.	325,000	7,309,250
TOTAL UNITED STATES OF AMERICA		285,182,525
TOTAL COMMON STOCKS (Cost $2,241,570,065)		2,763,896,723
Commodities - 6.8%
	Troy Ounces
Gold Bullion (a) (Cost $162,322,900)	185,500	207,184,950
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 0.16% (e)	884,915	884,915
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	67,460,954	67,460,954
TOTAL MONEY MARKET FUNDS (Cost $68,345,869)		68,345,869
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,472,238,834)	3,039,427,542
NET OTHER ASSETS - 0.1%	3,906,479
NET ASSETS - 100%	$ 3,043,334,021
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,333,054 or 1.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 180,857
Fidelity Securities Lending Cash Central Fund	499,028
Total	$ 679,885
Other Affiliated Issuers
Consolidated Subsidiary	Value, Beginning of Period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 154,880,326	$ 42,460,530	$ 27,469,000	$ -	$ 207,130,454
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments:
Common Stocks	$ 2,763,896,723	$ 2,746,715,104	$ 17,181,619	$ -
Commodities	207,184,950	207,184,950	-	-
Money Market Funds	68,345,869	68,345,869	-	-
Total Investments:	$ 3,039,427,542	$ 3,022,245,923	$ 17,181,619	$ -
The following is a reconciliation of Investments for which Level 3 inputs were used in determining value:
Investments:
Beginning Balance	$ 30,448
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(23,086)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	(7,362)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Investment or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $12,954,352 all of which will expire on February 28, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $66,348,802) - See accompanying schedule: Unaffiliated issuers (cost $2,241,570,065)	$ 2,763,896,723
Fidelity Central Funds (cost $68,345,869)	68,345,869
Commodities (cost $162,322,900)	207,184,950
Total Investments (cost $2,472,238,834)		$ 3,039,427,542
Cash		6,462
Receivable for investments sold		156,345,630
Receivable for fund shares sold		4,261,845
Dividends receivable		1,520,832
Distributions receivable from Fidelity Central Funds		16,298
Prepaid expenses		8,347
Receivable from investment adviser for expense reductions		53,706
Other receivables		65,565
Total assets		3,201,706,227

Liabilities
Payable for investments purchased	$ 85,096,066
Payable for fund shares redeemed	3,239,466
Accrued management fee	1,447,456
Distribution fees payable	74,328
Other affiliated payables	918,135
Other payables and accrued expenses	135,801
Collateral on securities loaned, at value	67,460,954
Total liabilities		158,372,206

Net Assets		$ 3,043,334,021
Net Assets consist of:
Paid in capital		$ 2,601,815,526
Accumulated net investment loss		(919)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(125,663,002)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		567,182,416
Net Assets		$ 3,043,334,021

Consolidated Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($82,413,184 ÷ 2,034,982 shares)	$ 40.50

Maximum offering price per share (100/94.25 of $40.50)	$ 42.97
Class T: Net Asset Value and redemption price per share ($26,255,993 ÷ 650,903 shares)	$ 40.34

Maximum offering price per share (100/96.50 of $40.34)	$ 41.80
Class B: Net Asset Value and offering price per share ($18,339,955 ÷ 459,977 shares) A	$ 39.87

Class C: Net Asset Value and offering price per share ($38,623,968 ÷ 971,562 shares) A	$ 39.75

Gold: Net Asset Value, offering price and redemption price per share ($2,839,663,728 ÷ 69,515,870 shares)	$ 40.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,037,193 ÷ 932,902 shares)	$ 40.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio
Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 14,179,836
Interest		74
Income from Fidelity Central Funds		679,885
Total income		14,859,795

Expenses
Management fee	$ 16,105,508
Transfer agent fees	8,951,189
Distribution fees	717,754
Accounting and security lending fees	1,212,567
Custodian fees and expenses	323,942
Independent trustees' compensation	17,951
Registration fees	289,277
Audit	71,070
Legal	13,823
Miscellaneous	34,226
Total expenses before reductions	27,737,307
Expense reductions	(1,109,754)	26,627,553
Net investment income (loss)		(11,767,758)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	137,360,027
Commodities	4,098,700
Foreign currency transactions	276,376
Capital gain distribution from Fidelity Central Funds	4,434
Total net realized gain (loss)		141,739,537
Change in net unrealized appreciation (depreciation) on: Investments	548,783,486
Assets and liabilities in foreign currencies	(41,908)
Commodities	33,817,640
Total change in net unrealized appreciation (depreciation)		582,559,218
Net gain (loss)		724,298,755
Net increase (decrease) in net assets resulting from operations		$ 712,530,997

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,767,758)	$ (2,690,363)
Net realized gain (loss)	141,739,537	(179,917,786)
Change in net unrealized appreciation (depreciation)	582,559,218	(711,142,287)
Net increase (decrease) in net assets resulting from operations	712,530,997	(893,750,436)
Distributions to shareholders from net realized gain	(56,010,412)	(9,542,341)
Share transactions - net increase (decrease)	418,234,847	430,558,697
Redemption fees	514,829	852,427
Total increase (decrease) in net assets	1,075,270,261	(471,881,653)

Net Assets
Beginning of period	1,968,063,760	2,439,945,413
End of period (including accumulated net investment loss of $919 and accumulated net investment loss of $714, respectively)	$ 3,043,334,021	$ 1,968,063,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.45	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.25)	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	11.00	(15.44)	15.00	(.07)
Total from investment operations	10.75	(15.59)	14.85	(.08)
Distributions from net investment income	-	-	(.19)	-
Distributions from net realized gain	(.71)	(.17)	(5.01)	-
Total distributions	(.71)	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Total Return B, C, D	35.19%	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.19%	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.17%	1.15%	1.13%	1.10% A
Net investment income (loss)	(.63)%	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,413	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.36	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.36)	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	10.96	(15.42)	15.05	(.09)
Total from investment operations	10.60	(15.66)	14.80	(.12)
Distributions from net investment income	-	-	(.16)	-
Distributions from net realized gain	(.63)	(.17)	(4.97)	-
Total distributions	(.63)	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Total Return B, C, D	34.79%	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.51%	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.49%	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.47%	1.41%	1.39%	1.43% A
Net investment income (loss)	(.93)%	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,256	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.08	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.55)	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	10.84	(15.34)	14.95	(.08)
Total from investment operations	10.29	(15.74)	14.50	(.15)
Distributions from net investment income	-	-	(.16)	-
Distributions from net realized gain	(.51)	(.17)	(4.84)	-
Total distributions	(.51)	(.17)	(5.00)	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Total Return B, C, D	34.12%	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00%	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.98%	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.96%	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.42)%	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,340	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.00	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.53)	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	10.80	(15.30)	14.91	(.10)
Total from investment operations	10.27	(15.69)	14.46	(.17)
Distributions from net investment income	-	-	(.17)	-
Distributions from net realized gain	(.53)	(.17)	(4.89)	-
Total distributions	(.53)	(.17)	(5.06)	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Total Return B, C, D	34.15%	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.95%	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.93%	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.39)%	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,624	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 30.67	$ 46.37	$ 36.54	$ 35.91	$ 27.46
Income from Investment Operations
Net investment income (loss) C	(.16)	(.04)	(.02)	.22 F	.04
Net realized and unrealized gain (loss)	11.10	(15.51)	15.05	5.49	12.21
Total from investment operations	10.94	(15.55)	15.03	5.71	12.25
Distributions from net investment income	-	-	(.18)	(.02)	(.02)
Distributions from net realized gain	(.77)	(.17)	(5.03)	(5.10)	(3.84)
Total distributions	(.77)	(.17)	(5.21)	(5.12)	(3.86)
Redemption fees added to paid in capital C	.01	.02	.01	.04	.06
Net asset value, end of period	$ 40.85	$ 30.67	$ 46.37	$ 36.54	$ 35.91
Total Return A, B	35.52%	(33.59)%	45.10%	16.19%	48.84%
Ratios to Average Net Assets D, G
Expenses before reductions	.98%	.89%	.85%	.90%	.97%
Expenses net of fee waivers, if any	.96%	.87%	.85%	.90%	.97%
Expenses net of all reductions	.94%	.86%	.81%	.87%	.82%
Net investment income (loss)	(.40)%	(.13)%	(.05)%	.62% F	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,839,664	$ 1,881,600	$ 2,381,114	$ 1,473,400	$ 1,325,665
Portfolio turnover rate E	46%	42%	55%	85%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.65	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.15)	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	11.08	(15.49)	15.03	(.08)
Total from investment operations	10.93	(15.54)	15.02	(.07)
Distributions from net investment income	-	-	(.19)	-
Distributions from net realized gain	(.82)	(.17)	(5.04)	-
Total distributions	(.82)	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.01	.02	.01	.01
Net asset value, end of period	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Total Return B, C	35.50%	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E, H
Expenses before reductions	.95%	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.93%	.89%	.83%	.94% A
Expenses net of all reductions	.91%	.86%	.79%	.91% A
Net investment income (loss)	(.37)%	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,037	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	46%	42%	55%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2010

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary.

The Fund may invest in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Fund. As of February 28, 2010, the Fund held $207,130,454 in the Subsidiary, representing 6.8% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying consolidated financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 587,307,975
Gross unrealized depreciation	(162,095,828)
Net unrealized appreciation (depreciation)	$ 425,212,147

Tax Cost	$ 2,614,215,395

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,267,911
Capital loss carryforward	$ (12,954,352)
Net unrealized appreciation (depreciation)	$ 425,205,855

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 56,010,412	$ -
Long-term Capital Gains	-	9,542,341
Total	$ 56,010,412	$ 9,542,341

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,666,765,327 and $1,222,401,265, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its average net assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $617,017.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 165,404	$ 12,406
Class T	.25%	.25%	109,284	706
Class B	.75%	.25%	148,843	111,714
Class C	.75%	.25%	294,223	150,118
			$ 717,754	$ 274,944

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 128,737
Class T	17,837
Class B*	40,323
Class C*	21,509
$ 208,406

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 201,509.31
Class T	77,008.35
Class B	50,520.34
Class C	88,998.30
Gold	8,484,126.33
Institutional Class	49,028.29
	$ 8,951,189

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,032 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,533 and is reflected in Miscellaneous Expense on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $499,028.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $492,362 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $375.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net realized gain
Class A	$ 1,356,457	$ 120,234
Class T	386,094	52,921
Class B	226,465	30,037
Class C	480,176	48,372
Gold	53,033,502	9,277,078
Institutional Class	527,718	13,699
Total	$ 56,010,412	$ 9,542,341

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	1,548,727	1,309,698	$ 60,979,204	$ 44,660,266
Reinvestment of distributions	28,941	2,750	1,258,667	115,078
Shares redeemed	(828,099)	(603,399)	(32,946,669)	(19,759,071)
Net increase (decrease)	749,569	709,049	$ 29,291,202	$ 25,016,273
Class T
Shares sold	410,718	490,596	$ 16,022,649	$ 16,725,703
Reinvestment of distributions	8,602	1,250	372,822	52,336
Shares redeemed	(271,824)	(233,926)	(10,198,558)	(7,642,955)
Net increase (decrease)	147,496	257,920	$ 6,196,913	$ 9,135,084
Class B
Shares sold	271,111	268,687	$ 10,287,423	$ 9,041,240
Reinvestment of distributions	4,654	619	199,620	25,767
Shares redeemed	(95,719)	(138,798)	(3,721,090)	(4,716,395)
Net increase (decrease)	180,046	130,508	$ 6,765,953	$ 4,350,612
Class C
Shares sold	698,249	585,858	$ 27,513,842	$ 18,965,561
Reinvestment of distributions	9,039	1,077	386,528	44,699
Shares redeemed	(320,512)	(238,490)	(12,323,085)	(7,504,831)
Net increase (decrease)	386,776	348,445	$ 15,577,285	$ 11,505,429

Annual Report

Notes to Consolidated Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Gold
Shares sold	40,468,485	46,487,078	$ 1,581,099,363	$ 1,611,564,135
Reinvestment of distributions	1,174,296	212,477	51,481,173	8,930,407
Shares redeemed	(33,470,388)	(36,708,151)	(1,303,757,681)	(1,244,304,895)
Net increase (decrease)	8,172,393	9,991,404	$ 328,822,855	$ 376,189,647
Institutional Class
Shares sold	933,259	256,180	$ 39,237,749	$ 8,523,938
Reinvestment of distributions	10,089	259	441,486	10,894
Shares redeemed	(208,491)	(126,881)	(8,098,596)	(4,173,180)
Net increase (decrease)	734,857	129,558	$ 31,580,639	$ 4,361,652

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	91.79%	9.43%	13.24%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor Materials Fund: For the 12 months ending February 28, 2010, the fund's Institutional Class shares returned 91.79%, significantly outperforming the S&P 500 and the 73.30% return of the MSCI® U.S. IM Materials 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Security selection boosted results relative to the MSCI index, particularly within specialty chemicals, paper packaging, commodity and diversified chemicals, and coal/consumable fuels. An underweighting in fertilizers/agricultural chemicals and an overweighting in commodity chemicals also helped. Conversely, an underweighting in paper products and lack of exposure to the aluminum group detracted, as did a modest cash position in a rising market. Specialty chemicals firm W.R. Grace was the top contributor, helped by better-than-expected earnings. Commodity chemicals firm Celanese rose sharply on improved earnings and an uptick in demand, while paper packaging company Temple-Inland jumped due to the firm's stable earnings. Detractors included underweightings in International Paper, whose stock rose on improved profit margins thanks to aggressive cost-cutting, and steel concern Cliffs Natural Resources, which rose on brightening prospects for the iron ore and coal industries. Some holdings mentioned in this update were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.20%
Actual		$ 1,000.00	$ 1,125.60	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.51%
Actual		$ 1,000.00	$ 1,123.90	$ 7.95
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.01%
Actual		$ 1,000.00	$ 1,121.20	$ 10.57
HypotheticalA		$ 1,000.00	$ 1,014.83	$ 10.04
Class C	1.99%
Actual		$ 1,000.00	$ 1,121.40	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,014.93	$ 9.94
Materials	.92%
Actual		$ 1,000.00	$ 1,127.30	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,127.40	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Dow Chemical Co.	9.3	7.5
Monsanto Co.	9.3	5.1
E.I. du Pont de Nemours & Co.	8.1	7.9
Praxair, Inc.	5.9	5.8
Freeport-McMoRan Copper & Gold, Inc.	5.0	7.6
Air Products & Chemicals, Inc.	4.1	4.4
Newmont Mining Corp.	3.7	1.2
Weyerhaeuser Co.	3.5	2.7
Nucor Corp.	3.3	4.2
Owens-Illinois, Inc.	3.1	2.6
	55.3
Top Industries (% of fund's net assets)
As of February 28, 2010
Chemicals	56.9%
Metals & Mining	24.7%
Containers & Packaging	4.6%
Paper & Forest Products	4.0%
Construction Materials	3.4%
All Others*	6.4%

As of August 31, 2009
Chemicals	52.9%
Metals & Mining	22.3%
Containers & Packaging	8.6%
Construction Materials	4.0%
Paper & Forest Products	3.6%
All Others*	8.6%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
BUILDING PRODUCTS - 1.8%
Building Products - 1.8%
Masco Corp.	954,300	$ 12,758,991
CHEMICALS - 56.9%
Commodity Chemicals - 3.1%
Celanese Corp. Class A	709,406	22,126,373
Diversified Chemicals - 22.6%
Ashland, Inc.	275,036	12,948,695
Dow Chemical Co.	2,351,618	66,574,305
E.I. du Pont de Nemours & Co.	1,711,400	57,708,408
FMC Corp.	179,800	10,279,166
Huntsman Corp.	589,100	8,088,343
Solutia, Inc. (a)	447,713	6,299,322
		161,898,239
Fertilizers & Agricultural Chemicals - 14.1%
CF Industries Holdings, Inc.	76,300	8,106,112
Monsanto Co.	941,744	66,534,214
Potash Corp. of Saskatchewan, Inc.	16,300	1,796,911
The Mosaic Co.	357,300	20,862,747
Yara International ASA	87,900	3,620,173
		100,920,157
Industrial Gases - 10.0%
Air Products & Chemicals, Inc.	424,400	29,105,352
Praxair, Inc.	560,541	42,119,051
		71,224,403
Specialty Chemicals - 7.1%
Albemarle Corp.	401,535	15,053,547
Ferro Corp.	1,055,300	8,642,907
Innophos Holdings, Inc.	231,500	5,375,430
Johnson Matthey PLC	74,505	1,804,406
Kraton Performance Polymers, Inc.	111,300	1,501,437
W.R. Grace & Co. (a)	637,900	18,473,584
		50,851,311
TOTAL CHEMICALS		407,020,483
CONSTRUCTION MATERIALS - 3.4%
Construction Materials - 3.4%
Cemex SA de CV sponsored ADR	564,700	5,398,532
HeidelbergCement AG	89,810	4,576,191
Martin Marietta Materials, Inc. (c)	69,322	5,491,689
Vulcan Materials Co. (c)	197,000	8,551,770
		24,018,182
CONTAINERS & PACKAGING - 4.6%
Metal & Glass Containers - 4.6%
Crown Holdings, Inc. (a)	388,599	10,616,525
Owens-Illinois, Inc. (a)	764,600	22,662,744
		33,279,269

	Shares	Value
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Bunge Ltd.	120,400	$ 7,174,637
MARINE - 0.2%
Marine - 0.2%
Ultrapetrol (Bahamas) Ltd. (a)	279,390	1,441,652
METALS & MINING - 24.7%
Diversified Metals & Mining - 7.9%
Anglo American PLC (United Kingdom) (a)	125,151	4,561,740
Freeport-McMoRan Copper & Gold, Inc.	474,865	35,690,853
RTI International Metals, Inc. (a)	219,600	5,276,988
Teck Resources Ltd. Class B (sub. vtg.) (a)	98,400	3,618,988
Vale SA sponsored ADR	258,450	7,200,417
		56,348,986
Gold - 7.0%
Agnico-Eagle Mines Ltd. (Canada)	117,300	6,773,246
AngloGold Ashanti Ltd. sponsored ADR	301,020	10,951,108
Newcrest Mining Ltd.	95,764	2,688,514
Newmont Mining Corp.	531,000	26,167,680
Randgold Resources Ltd. sponsored ADR	50,300	3,622,103
		50,202,651
Precious Metals & Minerals - 0.6%
Aquarius Platinum Ltd. (United Kingdom)	264,400	1,464,152
Impala Platinum Holdings Ltd.	63,155	1,536,247
Pan American Silver Corp.	75,200	1,616,800
		4,617,199
Steel - 9.2%
Allegheny Technologies, Inc.	248,500	10,849,510
Carpenter Technology Corp.	202,800	6,057,636
Commercial Metals Co.	441,355	7,238,222
Nucor Corp.	568,400	23,531,760
Reliance Steel & Aluminum Co.	194,900	8,641,866
Steel Dynamics, Inc.	412,700	6,739,391
Ternium SA sponsored ADR (a)(c)	71,600	2,450,868
		65,509,253
TOTAL METALS & MINING		176,678,089
OIL, GAS & CONSUMABLE FUELS - 0.4%
Coal & Consumable Fuels - 0.4%
Centennial Coal Co. Ltd.	894,316	2,924,118
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - 4.0%
Forest Products - 4.0%
Louisiana-Pacific Corp. (a)	502,700	$ 3,825,547
Weyerhaeuser Co.	619,400	25,023,760
		28,849,307
TOTAL COMMON STOCKS (Cost $645,126,262)		694,144,728
Money Market Funds - 7.0%

Fidelity Cash Central Fund, 0.16% (d)	37,931,793	37,931,793
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	11,995,375	11,995,375
TOTAL MONEY MARKET FUNDS (Cost $49,927,168)		49,927,168
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $695,053,430)	744,071,896
NET OTHER ASSETS - (4.0)%	(28,856,109)
NET ASSETS - 100%	$ 715,215,787
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 47,364
Fidelity Securities Lending Cash Central Fund	15,907
Total	$ 63,271
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 694,144,728	$ 694,144,727	$ -	$ -
Money Market Funds	49,927,168	49,927,168	-	-
Total Investments in Securities:	$ 744,071,896	$ 744,071,895	$ -	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
Canada	1.9%
South Africa	1.7%
Bermuda	1.2%
Brazil	1.0%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information
At February 28, 2010, the fund had a capital loss carryforward of approximately $22,356,874 of which $21,745,565 and $611,309 will expire on February 28, 2017 and 2018, respectively.

A capital loss carryforward of approximately $5,315,874 was acquired from Paper and Forest Products Portfolio, of which $4,704,565 and $611,309 will expire on February 28, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $11,487,690) - See accompanying schedule: Unaffiliated issuers (cost $645,126,262)	$ 694,144,728
Fidelity Central Funds (cost $49,927,168)	49,927,168
Total Investments (cost $695,053,430)		$ 744,071,896
Receivable for investments sold		4,649,528
Receivable for fund shares sold		3,258,849
Dividends receivable		866,889
Distributions receivable from Fidelity Central Funds		4,218
Prepaid expenses		1,392
Other receivables		12,590
Total assets		752,865,362

Liabilities
Payable for investments purchased	$ 22,498,973
Payable for fund shares redeemed	2,560,693
Accrued management fee	326,982
Distribution fees payable	40,913
Other affiliated payables	178,872
Other payables and accrued expenses	47,767
Collateral on securities loaned, at value	11,995,375
Total liabilities		37,649,575

Net Assets		$ 715,215,787
Net Assets consist of:
Paid in capital		$ 694,034,904
Undistributed net investment income		21,306
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,857,336)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,016,913
Net Assets		$ 715,215,787

Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($52,351,766 ÷ 996,350 shares)	$ 52.54

Maximum offering price per share (100/94.25 of $52.54)	$ 55.75
Class T: Net Asset Value and redemption price per share ($14,711,630 ÷ 281,003 shares)	$ 52.35

Maximum offering price per share (100/96.50 of $52.35)	$ 54.25
Class B: Net Asset Value and offering price per share ($9,538,132 ÷ 183,927 shares) A	$ 51.86

Class C: Net Asset Value and offering price per share ($20,468,795 ÷ 395,238 shares) A	$ 51.79

Materials: Net Asset Value, offering price and redemption price per share ($604,475,227 ÷ 11,490,743 shares)	$ 52.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,670,237 ÷ 260,005 shares)	$ 52.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 7,172,926
Special dividends		960,460
Interest		10,741
Income from Fidelity Central Funds		63,271
Total income		8,207,398

Expenses
Management fee	$ 2,489,211
Transfer agent fees	1,294,368
Distribution fees	335,450
Accounting and security lending fees	172,078
Custodian fees and expenses	46,360
Independent trustees' compensation	2,554
Registration fees	147,450
Audit	52,688
Legal	7,458
Miscellaneous	10,834
Total expenses before reductions	4,558,451
Expense reductions	(46,718)	4,511,733
Net investment income (loss)		3,695,665
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,971,145
Foreign currency transactions	(17,050)
Total net realized gain (loss)		54,954,095
Change in net unrealized appreciation (depreciation) on: Investment securities	118,180,912
Assets and liabilities in foreign currencies	(969)
Total change in net unrealized appreciation (depreciation)		118,179,943
Net gain (loss)		173,134,038
Net increase (decrease) in net assets resulting from operations		$ 176,829,703

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,695,665	$ 2,259,809
Net realized gain (loss)	54,954,095	(75,667,547)
Change in net unrealized appreciation (depreciation)	118,179,943	(119,409,812)
Net increase (decrease) in net assets resulting from operations	176,829,703	(192,817,550)
Distributions to shareholders from net investment income	(4,024,717)	(976,789)
Share transactions - net increase (decrease)	390,197,683	(41,426,103)
Redemption fees	93,068	46,748
Total increase (decrease) in net assets	563,095,737	(235,173,694)

Net Assets
Beginning of period	152,120,050	387,293,744
End of period (including undistributed net investment income of $21,306 and undistributed net investment income of $350,358, respectively)	$ 715,215,787	$ 152,120,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.65	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.30 H	.22	.46	.17
Net realized and unrealized gain (loss)	24.90	(29.46)	8.05	3.93
Total from investment operations	25.20	(29.24)	8.51	4.10
Distributions from net investment income	(.32)	(.12)	(.32)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.32)	(.12)	(2.53) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Total Return B, C, D	91.25%	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F, J
Expenses before reductions	1.23%	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.23%	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.22%	1.20%	1.21%	1.38% A
Net investment income (loss)	.65% H	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,352	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.532 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.56	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.16 H	.10	.32	.11
Net realized and unrealized gain (loss)	24.81	(29.32)	8.00	3.87
Total from investment operations	24.97	(29.22)	8.32	3.98
Distributions from net investment income	(.19)	(.03)	(.21)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.19)	(.03)	(2.42) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Total Return B, C, D	90.70%	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F, J
Expenses before reductions	1.52%	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.52%	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.51%	1.46%	1.46%	1.62% A
Net investment income (loss)	.35% H	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,712	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.417 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.07) H	(.12)	.04	.06
Net realized and unrealized gain (loss)	24.61	(29.13)	7.98	3.84
Total from investment operations	24.54	(29.25)	8.02	3.90
Distributions from net investment income	(.04)	-	(.04)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.04)	-	(2.25) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Total Return B, C, D	89.79%	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F, J
Expenses before reductions	2.02%	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	2.02%	1.95%	1.97%	2.15% A
Expenses net of all reductions	2.01%	1.95%	1.96%	2.12% A
Net investment income (loss)	(.15)% H	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,538	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.253 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 27.31	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	(.06) H	(.13)	.04	.09
Net realized and unrealized gain (loss)	24.57	(29.07)	7.97	3.81
Total from investment operations	24.51	(29.20)	8.01	3.90
Distributions from net investment income	(.04)	-	(.12)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.04)	-	(2.33) M	-
Redemption fees added to paid in capital E	.01	.01	.01	.01
Net asset value, end of period	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Total Return B, C, D	89.82%	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F, J
Expenses before reductions	2.01%	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	2.01%	1.95%	1.96%	2.15% A
Expenses net of all reductions	2.00%	1.95%	1.96%	2.13% A
Net investment income (loss)	(.13)% H	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,469	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	104% K	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K The portfolio turnover rate does not include the assets acquired in the merger. L For the year ended February 29. M Total distributions of $2.334 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2010	2009	2008 I	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 57.01	$ 50.92	$ 46.35	$ 40.78
Income from Investment Operations
Net investment income (loss) C	.43 F	.38	.64	.42	.32
Net realized and unrealized gain (loss)	24.91	(29.54)	8.01	9.36	6.40
Total from investment operations	25.34	(29.16)	8.65	9.78	6.72
Distributions from net investment income	(.40)	(.20)	(.36)	(.48)	(.25)
Distributions from net realized gain	-	-	(2.21)	(4.79)	(.93)
Total distributions	(.40)	(.20)	(2.57) J	(5.27)	(1.18)
Redemption fees added to paid in capital C	.01	.01	.01	.06	.03
Net asset value, end of period	$ 52.61	$ 27.66	$ 57.01	$ 50.92	$ 46.35
Total Return A, B	91.77%	(51.15)%	17.10%	22.29%	17.01%
Ratios to Average Net Assets D, G
Expenses before reductions	.96%	.90%	.91%	1.01%	1.05%
Expenses net of fee waivers, if any	.96%	.90%	.90%	.98%	1.05%
Expenses net of all reductions	.94%	.90%	.89%	.96%	1.01%
Net investment income (loss)	.92% F	.78%	1.14%	.87%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 604,475	$ 127,551	$ 353,185	$ 230,147	$ 169,523
Portfolio turnover rate E	104% H	117%	77%	185%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Total distributions of $2.573 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 K	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.46 G	.38	.64	.08
Net realized and unrealized gain (loss)	24.89	(29.53)	8.00	3.92
Total from investment operations	25.35	(29.15)	8.64	4.00
Distributions from net investment income	(.44)	(.20)	(.36)	-
Distributions from net realized gain	-	-	(2.21)	-
Total distributions	(.44)	(.20)	(2.56) L	-
Redemption fees added to paid in capital D	.01	.01	.01	.01
Net asset value, end of period	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Total Return B, C	91.79%	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E, I
Expenses before reductions	.94%	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.94%	.90%	.89%	1.06% A
Expenses net of all reductions	.93%	.90%	.89%	1.04% A
Net investment income (loss)	.94% G	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,670	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	104% J	117%	77%	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K For the year ended February 29. L Total distributions of $2.565 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 81,661,128
Gross unrealized depreciation	(38,497,461)
Net unrealized appreciation (depreciation)	$ 43,163,667

Tax Cost	$ 700,908,229

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 375,642
Capital loss carryforward	$ (22,356,874)
Net unrealized appreciation (depreciation)	$ 43,162,114

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009

Ordinary Income	$ 4,024,717	$ 976,789

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $801,356,820 and $441,665,671, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 79,488	$ 2,143
Class T	.25%	.25%	54,942	277
Class B	.75%	.25%	62,120	46,655
Class C	.75%	.25%	138,900	49,199
			$ 335,450	$ 98,274

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 92,688
Class T	9,956
Class B*	8,978
Class C*	4,361
$ 115,983

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 98,217.31
Class T	38,681.35
Class B	21,492.35
Class C	46,333.34
Materials	1,076,261.29
Institutional Class	13,384.27
	$ 1,294,368

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,934 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,333 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $15,907.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,675 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 238,202	$ 43,307
Class T	47,220	5,182
Class B	5,848	-
Class C	12,908	-
Materials	3,662,178	923,202
Institutional Class	58,361	5,098
Total	$ 4,024,717	$ 976,789

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	858,136	400,579	$ 40,135,680	$ 21,052,656
Reinvestment of distributions	4,377	1,376	220,619	40,415
Shares redeemed	(256,610)	(231,192)	(11,780,339)	(9,966,206)
Net increase (decrease)	605,903	170,763	$ 28,575,960	$ 11,126,865
Class T
Shares sold	167,992	127,856	$ 7,326,294	$ 6,586,988
Reinvestment of distributions	941	169	45,756	4,976
Shares redeemed	(67,330)	(69,236)	(3,005,643)	(3,081,211)
Net increase (decrease)	101,603	58,789	$ 4,366,407	$ 3,510,753
Class B
Shares sold	131,820	70,236	$ 5,954,562	$ 3,670,456
Reinvestment of distributions	103	-	4,824	-
Shares redeemed	(43,087)	(48,886)	(1,785,370)	(2,112,869)
Net increase (decrease)	88,836	21,350	$ 4,174,016	$ 1,557,587
Class C
Shares sold	299,617	186,111	$ 13,304,163	$ 9,519,248
Reinvestment of distributions	234	(8)	10,972	(480)
Shares redeemed	(106,334)	(139,135)	(4,538,206)	(5,956,182)
Net increase (decrease)	193,517	46,968	$ 8,776,929	$ 3,562,586
Materials
Shares sold	11,253,841	3,524,569	$ 539,188,177	$ 186,250,882
Issued in exchange for shares of Paper and Forest Products Portfolio	337,332	-	13,304,373	-
Reinvestment of distributions	68,039	29,537	3,440,550	866,336
Shares redeemed	(4,780,310)	(5,137,192)	(223,285,260)	(248,168,306)
Net increase (decrease)	6,878,902	(1,583,086)	$ 332,647,840	$ (61,051,088)
Institutional Class
Shares sold	269,782	41,845	$ 13,383,120	$ 2,204,347
Reinvestment of distributions	839	156	43,347	4,588
Shares redeemed	(36,606)	(47,942)	(1,769,936)	(2,341,741)
Net increase (decrease)	234,015	(5,941)	$ 11,656,531	$ (132,806)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On June 19, 2009, the Fund acquired all of the assets and assumed all of the liabilities of Paper and Forest Products Portfolio ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on November 18, 2008. The reorganization provides shareholders access to a larger portfolio with better historical performance and lower expenses. The acquisition was accomplished by an exchange of 337,332 shares of Materials (the original retail class shares of the Fund), for 697,705 shares then outstanding (valued at $19.07) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund net assets, including securities of $13,445,190, unrealized depreciation of $3,465,168, cash of $45,230 and net other liabilities of $186,047 were combined with the Fund's net assets of $314,623,676 for total net assets after the acquisition of $327,928,049.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 3,777,997
Total net realized gain (loss)	51,950,136
Total change in net unrealized appreciation (depreciation)	125,269,592
Net increase (decrease) in net assets resulting from operations	$ 180,997,725

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since June 19, 2009.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	42.59%	2.90%	-7.74%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class on February 29, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market began one of its most dramatic turnarounds ever in March 2009, finishing the 12-month period ending February 28, 2010, with impressive gains as the economy inched its way toward recovery and the credit crisis eased. By the close of the period, the Great Recession that began in 2007 appeared nearer to an end, as many companies posted positive earnings in the wake of cost-cutting measures and unprecedented government intervention. Most major indexes declined in only two months - October, when unemployment hit 10.1%, and January, when European debt worries crimped returns. For the full year, the S&P 500® Index rose 53.62%, its largest 12-month gain in 27 years. The technology-laden Nasdaq Composite® Index rose 63.98% and the Dow Jones U.S. Total Stock Market IndexSM, which is the broadest gauge of U.S. stocks, climbed 56.16%. All 10 sectors of the market - as represented by the S&P 500® - reported double-digit gains in the period, led by financials, which rose 98%. The consumer discretionary and industrials sectors also finished strong, followed by materials and information technology. Groups that posted weaker results still gained, with the worst performer - telecommunication services - returning almost 13%.

Comments from Kristina Salen, Portfolio Manager of Fidelity Advisor Telecommunications Fund: For the 12-month period ending February 28, 2010, the fund's Institutional Class shares returned 42.59%, handily outperforming the 18.67% return of the MSCI® U.S. IM Telecommunications Services 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe - but underperforming the S&P 500. Versus the MSCI index, the fund benefited from being well-positioned in smaller-cap companies that performed strongly when the market rallied between March and June 2009. Most notably, the fund was helped by an out-of-benchmark stake and strong stock selection in the cable and satellite group, especially U.K.-based Virgin Media. An early-period overweighting in wireless telecom services company Sprint Nextel also helped. In addition, the fund got a boost from being significantly underweighted in the integrated telecom services group, specifically in AT&T and Verizon Communications, which grew at a much lower rate than other telecom subsectors. AT&T and Verizon made up almost three-quarters of the MSCI index during the period. In addition, the fund benefited from holding an out-of-index position in Gameloft, a French company and dominant player in mobile gaming. Conversely, performance was hampered by unfavorable positioning in a few stocks. Specifically, it was hurt by holding an underweighted position in CenturyTel, a rural integrated telecom services provider that did well during the market rally and benefited from acquiring Embarq, another rural phone company, in the summer. British wireless telecom giant Vodafone Group also disappointed during the rally when large, liquid stocks fell out of favor as people invested in smaller, more growth-oriented names. Underweighting Level 3 Communications also dragged down performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 to Febru-ary 28, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 to February 28, 2010
Class A	1.24%
Actual		$ 1,000.00	$ 1,078.40	$ 6.39
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.53%
Actual		$ 1,000.00	$ 1,076.60	$ 7.88
HypotheticalA		$ 1,000.00	$ 1,017.21	$ 7.65
Class B	2.00%
Actual		$ 1,000.00	$ 1,074.30	$ 10.29
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,074.20	$ 10.29
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Telecommunications	.96%
Actual		$ 1,000.00	$ 1,079.70	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.03	$ 4.81
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,080.50	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	13.0	23.5
Verizon Communications, Inc.	12.9	17.4
Sprint Nextel Corp.	6.3	4.7
American Tower Corp. Class A	6.3	4.8
Crown Castle International Corp.	5.9	2.5
Qwest Communications International, Inc.	5.2	3.0
SBA Communications Corp. Class A	3.9	1.4
NII Holdings, Inc.	3.7	1.6
tw telecom, inc.	2.9	2.7
CenturyTel, Inc.	2.5	0.3
	62.6
Top Industries (% of fund's net assets)
As of February 28, 2010
Diversified Telecommunication Services	48.5%
Wireless Telecommunication Services	36.5%
Media	9.4%
Software	1.0%
Communications Equipment	0.3%
All Others*	4.3%

As of August 31, 2009
Diversified Telecommunication Services	61.9%
Wireless Telecommunication Services	23.7%
Media	9.3%
Communications Equipment	2.1%
Software	1.2%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2010

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Aruba Networks, Inc. (a)	392	$ 4,598
F5 Networks, Inc. (a)	1,600	89,280
Infinera Corp. (a)(c)	75,300	570,774
Juniper Networks, Inc. (a)	2,100	58,758
Nortel Networks Corp. (a)	8,071	0
Polycom, Inc. (a)	1,700	44,387
Sandvine Corp. (a)	3,200	4,927
Sonus Networks, Inc. (a)	56,800	120,984
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	6,006
		899,714
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	3,695
NetApp, Inc. (a)	700	21,007
Synaptics, Inc. (a)	450	12,015
		36,717
DIVERSIFIED TELECOMMUNICATION SERVICES - 48.5%
Alternative Carriers - 5.7%
Cable & Wireless PLC	19,405	40,367
Cogent Communications Group, Inc. (a)	64,802	637,652
Global Crossing Ltd. (a)	280,586	3,998,351
Iliad Group SA (c)	26,973	2,856,740
Level 3 Communications, Inc. (a)(c)	7,976	12,682
PAETEC Holding Corp. (a)	73,600	291,456
tw telecom, inc. (a)	532,857	8,467,098
		16,304,346
Integrated Telecommunication Services - 42.8%
AT&T, Inc.	1,514,019	37,562,805
BT Group PLC	5,351	9,386
Cbeyond, Inc. (a)(c)	165,098	2,047,215
CenturyTel, Inc.	210,190	7,203,211
China Telecom Corp. Ltd. sponsored ADR	50,600	2,226,906
China Unicom (Hong Kong) Ltd. sponsored ADR	317,800	3,867,626
Cincinnati Bell, Inc. (a)	225,000	666,000
Deutsche Telekom AG (Reg.)	92,923	1,196,848
FairPoint Communications, Inc. (a)	34,149	905
Frontier Communications Corp. (c)	366,900	2,858,151
Hellenic Telecommunications Organization SA	163	1,900
PT Telkomunikasi Indonesia Tbk Series B	3,375,400	3,001,167
Qwest Communications International, Inc.	3,263,989	14,883,790
Telecom Italia SpA sponsored ADR	226	3,214
Telefonica SA	400	9,379
Telefonica SA sponsored ADR	85,300	5,986,354
Telenor ASA (a)	4,400	55,615
Telenor ASA sponsored ADR (a)	53,300	2,025,400
Telkom SA Ltd.	4,400	19,116

	Shares	Value
Verizon Communications, Inc.	1,292,624	$ 37,395,612
Vimpel Communications sponsored ADR	109,000	2,021,950
Windstream Corp.	73,415	743,694
		123,786,244
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		140,090,590
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	540	14,510
INTERNET SOFTWARE & SERVICES - 0.2%
Internet Software & Services - 0.2%
Google, Inc. Class A (a)	90	47,412
SAVVIS, Inc.	26,799	377,598
		425,010
MEDIA - 9.4%
Broadcasting - 0.8%
Ten Network Holdings Ltd. (a)	1,539,470	2,392,664
Cable & Satellite - 8.4%
Cablevision Systems Corp. - NY Group Class A	170,900	4,115,272
Comcast Corp. Class A	299,600	4,925,424
DIRECTV (a)	128,909	4,363,570
Dish TV India Ltd. (a)	5,888	4,744
Liberty Global, Inc. Class A (a)(c)	153,200	4,118,016
Net Servicos de Comunicacao SA sponsored ADR (c)	191,500	2,357,365
Virgin Media, Inc.	270,000	4,374,000
		24,258,391
Movies & Entertainment - 0.2%
Madison Square Garden, Inc. Class A (a)	22,925	447,038
TOTAL MEDIA		27,098,093
SOFTWARE - 1.0%
Application Software - 1.0%
Gameloft (a)	648,786	2,791,298
Nuance Communications, Inc. (a)	800	11,512
Synchronoss Technologies, Inc. (a)	5,863	102,075
		2,904,885
Home Entertainment Software - 0.0%
Glu Mobile, Inc. (a)	113,614	104,525
TOTAL SOFTWARE		3,009,410
WIRELESS TELECOMMUNICATION SERVICES - 36.5%
Wireless Telecommunication Services - 36.5%
America Movil SAB de CV Series L sponsored ADR	300	13,371
American Tower Corp. Class A (a)	424,700	18,117,702
Axiata Group Bhd	1,126,600	1,234,948
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
China Mobile (Hong Kong) Ltd. sponsored ADR	42,100	$ 2,081,003
Clearwire Corp.:
rights 6/21/10 (a)(c)	1,029,741	298,625
Class A (a)(c)	1,029,741	6,549,153
Crown Castle International Corp. (a)	449,983	17,009,357
Idea Cellular Ltd. (a)	3,710	4,917
Leap Wireless International, Inc. (a)(c)	364,158	5,196,535
MetroPCS Communications, Inc. (a)	400	2,468
Millicom International Cellular SA	19,400	1,643,956
MTN Group Ltd.	478,225	6,929,541
NII Holdings, Inc. (a)	289,300	10,825,606
NTELOS Holdings Corp.	632	10,795
PT Indosat Tbk	1,600	874
Rogers Communications, Inc. Class B (non-vtg.)	2,200	72,487
SBA Communications Corp. Class A (a)	317,382	11,222,628
Sprint Nextel Corp. (a)	5,503,750	18,327,488
Syniverse Holdings, Inc. (a)	30,468	512,472
Telephone & Data Systems, Inc.	15,045	469,554
TIM Participacoes SA sponsored ADR (non-vtg.)	53,700	1,524,543
Vivo Participacoes SA sponsored ADR	75,225	2,035,589
Vodafone Group PLC sponsored ADR	66,400	1,445,528
		105,529,140
TOTAL COMMON STOCKS (Cost $314,829,544)		277,103,184
Money Market Funds - 11.6%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (d)	11,655,757	$ 11,655,757
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	21,925,413	21,925,413
TOTAL MONEY MARKET FUNDS (Cost $33,581,170)		33,581,170
TOTAL INVESTMENT PORTFOLIO - 107.5% (Cost $348,410,714)	310,684,354
NET OTHER ASSETS - (7.5)%	(21,692,974)
NET ASSETS - 100%	$ 288,991,380
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,187
Fidelity Securities Lending Cash Central Fund	147,071
Total	$ 169,258
Other Information

The following is a summary of the inputs used, as of February 28, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 277,103,184	$ 275,887,571	$ 1,215,613	$ -
Money Market Funds	33,581,170	33,581,170	-	-
Total Investments in Securities:	$ 310,684,354	$ 309,468,741	$ 1,215,613	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(666)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	666
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2010	$ (666)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.2%
South Africa	2.4%
Spain	2.1%
Hong Kong	2.0%
Brazil	2.0%
France	2.0%
Bermuda	1.4%
Indonesia	1.0%
Others (individually less than 1%)	4.9%
100.0%
Income Tax Information

At February 28, 2010, the fund had a capital loss carryforward of approximately $238,175,641 of which $161,866,685, $11,764,473, $52,002,796 and $12,541,687 will expire on February 28, 2011, 2012, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2010

Assets
Investment in securities, at value (including securities loaned of $20,670,597) - See accompanying schedule: Unaffiliated issuers (cost $314,829,544)	$ 277,103,184
Fidelity Central Funds (cost $33,581,170)	33,581,170
Total Investments (cost $348,410,714)		$ 310,684,354
Receivable for fund shares sold		209,095
Dividends receivable		273,897
Distributions receivable from Fidelity Central Funds		11,455
Prepaid expenses		911
Other receivables		83,241
Total assets		311,262,953

Liabilities
Payable for fund shares redeemed	$ 92,136
Accrued management fee	130,795
Distribution fees payable	3,919
Other affiliated payables	84,912
Other payables and accrued expenses	34,398
Collateral on securities loaned, at value	21,925,413
Total liabilities		22,271,573

Net Assets		$ 288,991,380
Net Assets consist of:
Paid in capital		$ 570,869,864
Undistributed net investment income		1,935,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(246,075,965)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(37,738,183)
Net Assets		$ 288,991,380

Statement of Assets and Liabilities - continued

February 28, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,342,605 ÷ 88,816 shares)	$ 37.64

Maximum offering price per share (100/94.25 of $37.64)	$ 39.94

Class T: Net Asset Value and redemption price per share ($2,051,322 ÷ 54,627 shares)	$ 37.55

Maximum offering price per share (100/96.50 of $37.55)	$ 38.91

Class B: Net Asset Value and offering price per share ($641,094 ÷ 17,050 shares)A	$ 37.60

Class C: Net Asset Value and offering price per share ($2,150,689 ÷ 57,185 shares)A	$ 37.61

Telecommunications: Net Asset Value, offering price and redemption price per share ($279,704,189 ÷ 7,413,796 shares)	$ 37.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,101,481 ÷ 29,225 shares)	$ 37.69
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2010

Investment Income
Dividends		$ 8,611,898
Income from Fidelity Central Funds (including $147,071 from security lending)		169,258
Total income		8,781,156

Expenses
Management fee	$ 1,575,725
Transfer agent fees	937,080
Distribution fees	40,496
Accounting and security lending fees	113,619
Custodian fees and expenses	17,680
Independent trustees' compensation	1,966
Registration fees	76,311
Audit	50,145
Legal	5,426
Interest	157
Miscellaneous	4,318
Total expenses before reductions	2,822,923
Expense reductions	(38,062)	2,784,861
Net investment income (loss)		5,996,295
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,404,701
Foreign currency transactions	7,671
Capital gain distributions from Fidelity Central Funds	1,225
Total net realized gain (loss)		5,413,597
Change in net unrealized appreciation (depreciation) on: Investment securities	79,570,497
Assets and liabilities in foreign currencies	1,940
Total change in net unrealized appreciation (depreciation)		79,572,437
Net gain (loss)		84,986,034
Net increase (decrease) in net assets resulting from operations		$ 90,982,329

Statement of Changes in Net Assets

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,996,295	$ 2,191,887
Net realized gain (loss)	5,413,597	(72,731,263)
Change in net unrealized appreciation (depreciation)	79,572,437	(37,714,452)
Net increase (decrease) in net assets resulting from operations	90,982,329	(108,253,828)
Distributions to shareholders from net investment income	(2,355,415)	(2,892,731)
Distributions to shareholders from net realized gain	(402,567)	(1,435,678)
Total distributions	(2,757,982)	(4,328,409)
Share transactions - net increase (decrease)	989,027	(28,183,681)
Redemption fees	12,272	6,604
Total increase (decrease) in net assets	89,225,646	(140,759,314)

Net Assets
Beginning of period	199,765,734	340,525,048
End of period (including undistributed net investment income of $1,935,664 and distributions in excess of net investment income of $1,700,123, respectively)	$ 288,991,380	$ 199,765,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.66	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.67	.22	.26	- K
Net realized and unrealized gain (loss)	10.55	(15.60)	(8.08)	3.15
Total from investment operations	11.22	(15.38)	(7.82)	3.15
Distributions from net investment income	(.19)	(.35) M	(.51)	-
Distributions from net realized gain	(.05)	(.18) M	-	-
Total distributions	(.24) N	(.52) L	(.51)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Total Return B, C, D	42.07%	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.26%	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.24%	1.21%	1.19%	1.22% A
Net investment income (loss)	1.89%	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,343	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share.

Financial Highlights - Class T

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.68	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.57	.12	.12	(.02)
Net realized and unrealized gain (loss)	10.54	(15.56)	(8.07)	3.14
Total from investment operations	11.11	(15.44)	(7.95)	3.12
Distributions from net investment income	(.22)	(.24) M	(.42)	-
Distributions from net realized gain	(.03)	(.13) M	-	-
Total distributions	(.24) N	(.37) L	(.42)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Total Return B, C, D	41.64%	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.55%	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.55%	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.53%	1.48%	1.45%	1.53% A
Net investment income (loss)	1.60%	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,051	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.71	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.40	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	10.54	(15.49)	(8.04)	3.11
Total from investment operations	10.94	(15.54)	(8.18)	3.06
Distributions from net investment income	(.04)	(.11) M	(.20)	-
Distributions from net realized gain	(.01)	(.06) M	-	-
Total distributions	(.05) N	(.17) L	(.20)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Total Return B, C, D	40.97%	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	2.01%	1.97%	1.95%	2.05% A
Expenses net of all reductions	2.00%	1.96%	1.94%	2.05% A
Net investment income (loss)	1.13%	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 641	$ 363	$ 741	$ 291
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M The amount shown reflects certain reclassifications due to book to tax differences. N Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share.

Financial Highlights - Class C

Years ended February 28,	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.41	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	10.56	(15.50)	(8.03)	3.14
Total from investment operations	10.97	(15.55)	(8.17)	3.07
Distributions from net investment income	(.10)	(.07) M	(.22)	-
Distributions from net realized gain	(.02)	(.05) M	-	-
Total distributions	(.12) N	(.11) L	(.22)	-
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Total Return B, C, D	41.00%	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	2.01%	1.97%	1.95%	2.07% A
Expenses net of all reductions	2.00%	1.96%	1.94%	2.06% A
Net investment income (loss)	1.13%	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,151	$ 371	$ 902	$ 332
Portfolio turnover rate G	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M The amount shown reflects certain reclassifications related to book to tax differences. N Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2010	2009	2008 H	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.74	$ 42.70	$ 50.91	$ 41.97	$ 34.83
Income from Investment Operations
Net investment income (loss) C	.76	.30	.43	.61 F	.36
Net realized and unrealized gain (loss)	10.59	(15.65)	(8.12)	8.85	7.11
Total from investment operations	11.35	(15.35)	(7.69)	9.46	7.47
Distributions from net investment income	(.31)	(.41) K	(.52)	(.53)	(.33)
Distributions from net realized gain	(.05)	(.20) K	-	-	-
Total distributions	(.36) L	(.61) J	(.52)	(.53)	(.33)
Redemption fees added to paid in capital C	- I	- I	- I	.01	- I
Net asset value, end of period	$ 37.73	$ 26.74	$ 42.70	$ 50.91	$ 41.97
Total Return A, B	42.43%	(36.00)%	(15.30)%	22.69%	21.54%
Ratios to Average Net Assets D, G
Expenses before reductions	.99%	.97%	.91%	.99%	1.05%
Expenses net of fee waivers, if any	.99%	.97%	.90%	.97%	1.05%
Expenses net of all reductions	.98%	.96%	.90%	.97%	.96%
Net investment income (loss)	2.15%	.85%	.79%	1.34% F	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,704	$ 196,231	$ 334,565	$ 624,427	$ 402,334
Portfolio turnover rate E	90%	168%	134%	162%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. K The amount shown reflects certain reclassifications related to book to tax differences. L Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.73	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.84	.34	.45	.16
Net realized and unrealized gain (loss)	10.55	(15.67)	(8.09)	3.01
Total from investment operations	11.39	(15.33)	(7.64)	3.17
Distributions from net investment income	(.38)	(.40) L	(.62)	-
Distributions from net realized gain	(.05)	(.20) L	-	-
Total distributions	(.43) M	(.59) K	(.62)	-
Redemption fees added to paid in capital D, J	-	-	-	-
Net asset value, end of period	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Total Return B, C	42.59%	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.86%	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.86%	.91%	.83%	.98% A
Expenses net of all reductions	.84%	.90%	.83%	.97% A
Net investment income (loss)	2.29%	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,101	$ 68	$ 256	$ 114
Portfolio turnover rate F	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L The amount shown reflects certain reclassifications related to book to tax differences. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 per share and distributions from net realized gain of $.051 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2010

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties, and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,492,418
Gross unrealized depreciation	(66,549,245)
Net unrealized appreciation (depreciation)	$ (44,056,827)

Tax Cost	$ 354,741,181

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,935,859
Capital loss carryforward	$ (238,175,641)
Net unrealized appreciation (depreciation)	$ (44,068,650)

The tax character of distributions paid was as follows:

	February 28, 2010	February 28, 2009
Ordinary Income	$ 2,757,982	$ 4,328,409

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $245,737,983 and $242,388,135, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,842	$ 348
Class T	.25%	.25%	7,956	10
Class B	.75%	.25%	6,292	4,720
Class C	.75%	.25%	17,406	6,228
			$ 40,496	$ 11,306

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,518
Class T	1,778
Class B*	3,551
Class C*	587
$ 13,434

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,356.35
Class T	6,117.39
Class B	2,209.35
Class C	6,068.35
Telecommunications	908,946.33
Institutional Class	1,384.20
	$ 937,080

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $546 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,365,000.44%		$ 157

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $996 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,001 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $61.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2010	2009
From net investment income
Class A	$ 15,094	$ 25,664
Class T	11,817	8,592
Class B	821	2,117
Class C	5,697	1,365
Telecommunications	2,311,098	4,183,665
Institutional Class	10,888	1,823
Total	$ 2,355,415	$ 4,223,226
From net realized gain
Class A	$ 4,245	$ 735
Class T	827	357
Class B	139	203
Class C	504	204
Telecommunications	396,621	103,644
Institutional Class	231	40
Total	$ 402,567	$ 105,183

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2010	2009	2010	2009
Class A
Shares sold	88,778	74,621	$ 3,085,616	$ 2,094,308
Reinvestment of distributions	476	895	17,722	24,776
Shares redeemed	(79,650)	(61,881)	(2,900,645)	(2,346,705)
Net increase (decrease)	9,604	13,635	$ 202,693	$ (227,621)
Class T
Shares sold	45,905	9,634	$ 1,589,430	$ 334,058
Reinvestment of distributions	314	320	12,167	8,637
Shares redeemed	(14,845)	(16,594)	(532,433)	(641,649)
Net increase (decrease)	31,374	(6,640)	$ 1,069,164	$ (298,954)
Class B
Shares sold	15,431	4,801	$ 522,557	$ 166,647
Reinvestment of distributions	22	82	836	2,207
Shares redeemed	(11,987)	(8,780)	(408,765)	(330,007)
Net increase (decrease)	3,466	(3,897)	$ 114,628	$ (161,153)
Class C
Shares sold	62,598	5,551	$ 2,159,620	$ 174,242
Reinvestment of distributions	129	51	5,000	1,354
Shares redeemed	(19,418)	(12,987)	(702,765)	(456,301)
Net increase (decrease)	43,309	(7,385)	$ 1,461,855	$ (280,705)
Telecommunications
Shares sold	3,331,732	1,724,964	$ 111,276,252	$ 54,824,085
Reinvestment of distributions	68,653	146,701	2,606,513	4,105,779
Shares redeemed	(3,325,834)	(2,367,928)	(116,676,048)	(86,013,313)
Net increase (decrease)	74,551	(496,263)	$ (2,793,283)	$ (27,083,449)
Institutional Class
Shares sold	35,372	477	$ 1,243,451	$ 15,601
Reinvestment of distributions	37	51	1,435	1,477
Shares redeemed	(8,744)	(3,964)	(310,916)	(148,877)
Net increase (decrease)	26,665	(3,436)	$ 933,970	$ (131,799)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio(funds of Fidelity Select Portfolios) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (48)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/12/10	04/09/10	$0.085	$0.00
Gold Portfolio
Institutional Class	04/12/10	04/09/10	$0.00	$0.402
Materials Portfolio
Institutional Class	04/12/10	04/09/10	$0.008	$0.03
Telecommunications Portfolio
Institutional Class	04/12/10	04/09/10	$0.243	$0.00

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2009	December 2009
Consumer Staples Portfolio
Institutional Class	100%	100%
Gold Portfolio
Institutional Class	-	-
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2009	December 2009
Consumers Staples Portfolio
Institutional Class	100%	100%
Gold Portfolio
Institutional Class	-	14%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Gold Portfolio	Pay Date	Income	Taxes
Institutional Class	12/14/2009	.094	.0062

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

ASGMTI-UANN-0410
1.845768.103

Item 2. Code of Ethics

As of the end of the period, February 28, 2010, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the "Funds"):

Services Billed by PwC

February 28, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$31,000	$-	$2,600	$1,600
Automotive Portfolio	$31,000	$-	$2,600	$1,600
Banking Portfolio	$32,000	$-	$2,600	$1,700
Biotechnology Portfolio	$35,000	$-	$2,600	$2,400
Brokerage and Investment Management Portfolio	$33,000	$-	$2,600	$1,900
Chemicals Portfolio	$33,000	$-	$2,600	$1,800
Communications Equipment Portfolio	$38,000	$-	$2,600	$1,700
Computers Portfolio	$33,000	$-	$2,600	$1,800
Construction and Housing Portfolio	$31,000	$-	$2,600	$1,600
Consumer Discretionary Portfolio	$31,000	$-	$2,600	$1,600
Consumer Staples Portfolio	$38,000	$-	$2,600	$2,300
Defense and Aerospace Portfolio	$32,000	$-	$2,600	$1,900
Electronics Portfolio	$34,000	$-	$2,600	$2,200
Energy Portfolio	$35,000	$-	$2,800	$2,900
Energy Service Portfolio	$35,000	$-	$2,600	$2,400
Environmental Portfolio	$32,000	$-	$2,600	$1,600
Financial Services Portfolio	$32,000	$-	$4,100	$1,800
Gold Portfolio	$58,000	$-	$9,300	$3,500
Health Care Portfolio	$34,000	$-	$2,600	$2,600
Home Finance Portfolio	$32,000	$-	$2,600	$1,600
Industrial Equipment Portfolio	$35,000	$-	$2,600	$1,600
Industrials Portfolio	$32,000	$-	$2,600	$1,600
Insurance Portfolio	$31,000	$-	$2,600	$1,600
IT Services Portfolio	$31,000	$-	$2,600	$1,600
Leisure Portfolio	$32,000	$-	$2,600	$1,700
Materials Portfolio	$43,000	$-	$2,600	$1,900
Medical Delivery Portfolio	$32,000	$-	$2,600	$1,800
Medical Equipment and Systems Portfolio	$34,000	$-	$2,600	$2,400
Multimedia Portfolio	$31,000	$-	$2,600	$1,600
Natural Gas Portfolio	$35,000	$-	$2,600	$2,300
Natural Resources Portfolio	$34,000	$-	$2,600	$2,500
Pharmaceuticals Portfolio	$32,000	$-	$2,600	$1,600
Retailing Portfolio	$33,000	$-	$2,600	$1,600
Software and Computer Services Portfolio	$33,000	$-	$2,600	$2,000
Technology Portfolio	$34,000	$-	$2,600	$2,500
Telecommunications Portfolio	$36,000	$-	$2,600	$1,700
Transportation Portfolio	$33,000	$-	$2,600	$1,600
Utilities Portfolio	$32,000	$-	$2,600	$1,800
Wireless Portfolio	$32,000	$-	$2,600	$1,800

February 28, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$31,000	$-	$2,600	$1,500
Automotive Portfolio	$31,000	$-	$2,600	$1,500
Banking Portfolio	$32,000	$-	$2,600	$1,600
Biotechnology Portfolio	$34,000	$-	$2,600	$2,400
Brokerage and Investment Management Portfolio	$33,000	$-	$3,000	$1,900
Chemicals Portfolio	$32,000	$-	$2,600	$1,800
Communications Equipment Portfolio	$32,000	$-	$2,600	$1,600
Computers Portfolio	$32,000	$-	$2,600	$1,700
Construction and Housing Portfolio	$33,000	$-	$2,600	$1,500
Consumer Discretionary Portfolio	$31,000	$-	$2,600	$1,500
Consumer Staples Portfolio	$37,000	$-	$2,600	$2,100
Defense and Aerospace Portfolio	$33,000	$-	$2,600	$2,200
Electronics Portfolio	$33,000	$-	$2,600	$2,300
Energy Portfolio	$37,000	$-	$2,800	$3,600
Energy Service Portfolio	$36,000	$-	$2,600	$3,100
Environmental Portfolio	$31,000	$-	$2,600	$1,500
Financial Services Portfolio	$32,000	$-	$3,000	$1,700
Gold Portfolio	$52,000	$-	$6,200	$3,000
Health Care Portfolio	$35,000	$-	$2,600	$2,800
Home Finance Portfolio	$32,000	$-	$2,600	$1,500
Industrial Equipment Portfolio	$35,000	$-	$2,600	$1,500
Industrials Portfolio	$32,000	$-	$2,600	$1,500
Insurance Portfolio	$32,000	$-	$2,600	$1,500
IT Services Portfolio	$31,000	$-	$2,600	$1,500
Leisure Portfolio	$32,000	$-	$2,600	$1,600
Materials Portfolio	$36,000	$-	$2,600	$1,700
Medical Delivery Portfolio	$32,000	$-	$2,600	$1,800
Medical Equipment and Systems Portfolio	$34,000	$-	$2,600	$2,400
Multimedia Portfolio	$31,000	$-	$2,600	$1,500
Natural Gas Portfolio	$35,000	$-	$2,600	$2,700
Natural Resources Portfolio	$36,000	$-	$2,600	$3,100
Pharmaceuticals Portfolio	$32,000	$-	$2,600	$1,600
Retailing Portfolio	$33,000	$-	$2,600	$1,500
Software and Computer Services Portfolio	$34,000	$-	$2,600	$2,000
Technology Portfolio	$34,000	$-	$2,600	$2,500
Telecommunications Portfolio	$36,000	$-	$2,600	$1,700
Transportation Portfolio	$32,000	$-	$2,600	$1,500
Utilities Portfolio	$32,000	$-	$2,600	$1,800
Wireless Portfolio	$32,000	$-	$2,600	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2010A	February 28, 2009A
Audit-Related Fees	$2,250,000	$2,985,000
Tax Fees	$-	$2,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2010 A	February 28, 2009 A,B
PwC	$4,465,000	$3,795,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 27, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	April 27, 2010